UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21238
PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: June 30, 2026
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Annual Report
June 30, 2026
PIMCO Corporate & Income Opportunity Fund | PTY | NYSE
PIMCO Corporate & Income Strategy Fund | PCN | NYSE
PIMCO High Income Fund | PHK | NYSE
PIMCO Income Strategy Fund | PFL | NYSE
PIMCO Income Strategy Fund II | PFN | NYSE

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.
We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.
Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over time, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.
Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could potentially lead to decreased liquidity and increased volatility in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.
A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a
Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).
A Fund may engage in investment strategies, including those that employ the use of paired swap transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in a Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions, for example) may be economically similar to a taxable return of capital when considered together with such capital losses. More generally, sales of a Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of a Fund to adverse tax consequences.
Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments sections of this report may differ from the classification used for the

2	PIMCO CLOSED-END FUNDS

Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.
The geographical classification of foreign
(non-U.S.)
securities in this report, if any, is classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.
In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. In addition, the armed conflict among the United States, Israel, and Iran has caused, and could continue to cause, significant market disruptions and volatility. The conflict has had a particular negative impact on oil and gas markets, which could have a broader adverse effect on many sectors of the global economy in the future.
The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of a Fund and its investments.
The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end
management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.
Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Fund and issuers, both from market conditions and also potential legislative or regulatory responses, is uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

ANNUAL REPORT	|	JUNE 30, 2026	3

Important Information About the Funds	(Cont.)

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.
The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified
An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.
The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.
The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844)
33-PIMCO,
on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844)
33-PIMCO.
In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025,

4	PIMCO CLOSED-END FUNDS

the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027. On February 18, 2026, the SEC extended the compliance date for Form N-PORT reporting requirements related to Rule 35d-1 (the “Names Rule”) to November 17, 2027 for fund groups with net assets of $10 billion or more.
SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.

ANNUAL REPORT	|	JUNE 30, 2026	5

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE -
PTY

Cumulative Returns Through June 30, 2026

(in thousands)
$180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
10.0
0
12/02
09/14
06/26
FUND'S NET ASSET VALUE $164,861
FUND MARKET PRICE $127,210
INDEX $53,684

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026
†
§

Loan Participations and Assignments	30.4%

Corporate Bonds & Notes	29.8%

Sovereign Issues	9.4%

Short-Term Instruments ‡	8.7%

Non-Agency Mortgage-Backed Securities	5.4%

Asset-Backed Securities	5.0%

U.S. Government Agencies	4.3%

Common Stocks	2.3%

Convertible Bonds & Notes	1.8%

Preferred Securities	1.5%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2026

	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	(3.01)%	0.95%	9.37%	11.43%
NAV	10.81%	8.25%	11.34%	12.66%
ICE BofA US High Yield Index	5.75%	4.13%	5.70%	7.41% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 12/31/2002.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2026
(1)

Market Price	$12.03

NAV	$11.50

Premium/(Discount) to NAV	4.61%

Market Price Distribution Rate (2)	11.85%

NAV Distribution Rate (2)	12.40%

Total Effective Leverage (3)	29.07%
Investment Objective and Strategy Overview
PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to high yield corporate credit contributed to performance, as the sector posted positive total returns.

»	Exposure to investment grade corporate credit contributed to performance, as the sector posted positive total returns.

»	Long exposure to U.S. duration, particularly in the 3-10-year portion of the curve, detracted from performance as U.S. Treasury yields rose.

»
The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	There were no other material detractors for this Fund.

6	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PTY”. The Fund’s common shares commenced trading on the NYSE in December 2002. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common
shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Corporate & Income Opportunity Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2026	$12.35	$11.65	$11.59	$11.29	7.11%	2.54%
Quarter ended March 31, 2026	$13.19	$11.69	$11.98	$11.38	10.52%	2.63%
Quarter ended December 31, 2025	$14.59	$12.79	$11.98	$11.79	22.50%	7.57%
Quarter ended September 30, 2025	$14.45	$13.77	$11.95	$11.60	21.69%	17.42%
Quarter ended June 30, 2025	$14.52	$12.71	$11.72	$11.23	24.53%	11.49%
Quarter ended March 31, 2025	$14.83	$14.22	$11.82	$11.55	26.24%	21.85%
Quarter ended December 31, 2024	$14.81	$14.28	$11.77	$11.59	26.41%	22.41%
Quarter ended September 30, 2024	$14.47	$14.16	$11.73	$11.15	29.42%	22.68%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2026	7

Summary of Fund
Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s reverse repurchase agreements averaged over the fiscal year ended June 30, 2026 in an amount equal to 17.62% of the Fund’s average total managed assets, including the assets attributable to such leverage (or 21.39% of the Fund’s average total net assets attributable to Common Shares) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2026. The extent
of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	0.65%

Interest Payments on Borrowed Funds (2)	0.86%

Other Expenses (3)	0.01%

Total Annual Expenses (4)	1.52%

1.
Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.65% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee and definition of “net assets.”

2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2026, which represented 17.62% of the Fund’s average total managed assets, including the assets attributable to leverage (or 21.39% of the Fund’s average net assets attributable to Common Shares), as of that date, at an annual interest rate cost to the Fund of 3.934%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2026. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	“Other Expenses” are estimated for the Fund’s fiscal year ending June 30, 2027.
4.	“Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Expenses are 0.66%.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.52% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 17.62% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$15	$48	$83	$182

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual
Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of
Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

8	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Cumulative Returns Through June 30, 2026

(in thousands)
$130.0
120.0
110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0
12/01
03/14
06/26
FUND'S NET ASSET VALUE
$122,751
FUND MARKET PRICE
$103,769
INDEX
$52,667

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026
†
§

Corporate Bonds & Notes	30.7%

Loan Participations and Assignments	29.2%

Short-Term Instruments ‡	9.5%

Sovereign Issues	9.2%

Asset-Backed Securities	6.0%

Non-Agency Mortgage-Backed Securities	4.3%

U.S. Government Agencies	3.2%

Common Stocks	3.1%

Convertible Bonds & Notes	2.1%

Preferred Securities	1.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2026

	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	5.35%	1.76%	7.72%	10.01%
NAV	9.22%	7.21%	9.36%	10.76%
ICE BofA US High Yield Index	5.75%	4.13%	5.70%	7.01% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 12/31/2001.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2026
(1)

Market Price	$11.95

NAV	$11.50

Premium/(Discount) to NAV	3.91%

Market Price Distribution Rate (2)	11.30%

NAV Distribution Rate (2)	11.74%

Total Effective Leverage (3)	24.80%
Investment Objective and Strategy Overview
PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to high yield corporate credit contributed to performance, as the sector posted positive total returns.

»	Exposure to residential mortgage credit, primarily U.S. non-agency mortgage-backed securities contributed to performance, as the sector posted positive total returns.

»
The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2026	9

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PCN.” The Fund’s common shares commenced trading on the NYSE in December 2001. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Corporate & Income Strategy Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2026	$12.14	$11.57	$11.62	$11.31	4.75%	1.75%
Quarter ended March 31, 2026	$12.88	$11.43	$12.00	$11.41	8.47%	0.18%
Quarter ended December 31, 2025	$13.44	$12.34	$12.01	$11.81	12.58%	4.14%
Quarter ended September 30, 2025	$13.45	$12.52	$12.00	$11.68	12.84%	6.03%
Quarter ended June 30, 2025	$13.64	$11.76	$11.81	$11.37	15.79%	1.91%
Quarter ended March 31, 2025	$13.81	$13.34	$11.96	$11.75	16.47%	12.40%
Quarter ended December 31, 2024	$14.30	$13.32	$11.98	$11.81	19.57%	12.60%
Quarter ended September 30, 2024	$14.19	$13.08	$11.97	$11.38	20.02%	12.85%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

10	PIMCO CLOSED-END FUNDS

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s reverse repurchase agreements averaged over the fiscal year ended June 30, 2026 in an amount equal to 14.64% of the Fund’s average total managed assets, including the assets attributable to such leverage (or 17.15% of the Fund’s average total net assets attributable to Common Shares) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2026. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	0.81%

Interest Payments on Borrowed Funds (2)	0.71%

Other Expenses (3)	0.01%

Total Annual Expenses (4)	1.53%

1.
Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.81% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee and definition of “net assets.

2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2026, which represented 14.64% of the Fund’s average total managed assets, including the assets attributable to leverage (or 17.15% of the Fund’s average net assets attributable to Common Shares), as of that date, at an annual interest rate cost to the Fund of 4.043%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2026. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	“Other Expenses” are estimated for the Fund’s fiscal year ending June 30, 2027.
4.	“Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Expenses are 0.82%.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.53% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 14.64% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$16	$48	$83	$182

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown
. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

ANNUAL REPORT	|	JUNE 30, 2026	11

PIMCO High Income Fund

Symbol on NYSE - PHK

Cumulative Returns Through June 30, 2026

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026
†
§

Corporate Bonds & Notes	33.5%

Loan Participations and Assignments	16.6%

Asset-Backed Securities	9.9%

Sovereign Issues	8.6%

Short-Term Instruments ‡	8.5%

Non-Agency Mortgage-Backed Securities	7.1%

Common Stocks	4.2%

U.S. Government Agencies	3.5%

Preferred Securities	3.2%

Convertible Bonds & Notes	2.7%

Municipal Bonds & Notes	1.8%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2026

	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	9.88%	4.25%	4.47%	8.00%
NAV	11.11%	7.00%	9.73%	10.53%
ICE BofA US High Yield Index	5.75%	4.13%	5.70%	6.94%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2026
(1)

Market Price	$4.66

NAV	$4.53

Premium/(Discount) to NAV	2.87%

Market Price Distribution Rate (2)	12.36%

NAV Distribution Rate (2)	12.72%

Total Effective Leverage (3)	30.93%
Investment Objective and Strategy Overview
PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to high yield corporate credit contributed to performance, as the sector posted positive total returns.

»	Exposure to residential mortgage credit, primarily U.S. non-agency mortgage-backed securities, contributed to performance, as the sector posted positive total returns.

»
The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Long exposure to U.S. duration, particularly in the 3-10-year portion of the curve, detracted from performance, as U.S. Treasury yields rose.

»	There were no other material detractors for this Fund.

12	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PHK”. The Fund’s common shares commenced trading on the NYSE in April 2003. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO High Income Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2026	$4.75	$4.49	$4.57	$4.45	4.86%	0.00%
Quarter ended March 31, 2026	$4.97	$4.44	$4.69	$4.47	6.93%	(0.89)%
Quarter ended December 31, 2025	$4.99	$4.77	$4.71	$4.62	6.64%	2.58%
Quarter ended September 30, 2025	$5.02	$4.78	$4.69	$4.57	7.26%	3.90%
Quarter ended June 30, 2025	$4.88	$4.43	$4.65	$4.47	5.48%	(2.42)%
Quarter ended March 31, 2025	$4.98	$4.85	$4.73	$4.65	5.52%	2.97%
Quarter ended December 31, 2024	$5.16	$4.85	$4.76	$4.69	8.63%	2.97%
Quarter ended September 30, 2024	$5.00	$4.76	$4.75	$4.55	6.81%	3.46%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2026	13

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s reverse repurchase agreements averaged over the fiscal year ended June 30, 2026 in an amount equal to 19.97% of the Fund’s average total managed assets, including the assets attributable to such leverage (or 24.95% of the Fund’s average total net assets attributable to Common Shares) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2026. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	0.76%

Interest Payments on Borrowed Funds (2)	1.01%

Other Expenses (3)	0.01%

Total Annual Expenses (4)	1.78%

1.
Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.76% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee and definition of “net assets.”

2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2026, which represented 19.97% of the Fund’s average total managed assets, including the assets attributable to leverage (or 24.95% of the Fund’s average net assets attributable to Common Shares), as of that date, at an annual interest rate cost to the Fund of 4.099%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2026. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	“Other Expenses” are estimated for the Fund’s fiscal year ending June 30, 2027.
4.	“Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Expenses are 0.77%.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.78% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 19.97% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$18	$56	$96	$209

(1)
T
he example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Cumulative Returns Through June 30, 2026

(in thousands)
$50.0
40.0
30.0
20.0
10.0
0
08/03
01/15
06/26
FUND'S NET ASSET VALUE $46,757
INDEX $45,585
FUND MARKET PRICE $44,749

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026
†
§

Corporate Bonds & Notes	29.4%

Loan Participations and Assignments	26.0%

Short-Term Instruments ‡	10.9%

Non-Agency Mortgage-Backed Securities	10.6%

Asset-Backed Securities	8.1%

Common Stocks	5.8%

Sovereign Issues	2.6%

Preferred Securities	2.5%

U.S. Government Agencies	1.9%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2026

	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	6.82%	2.05%	8.48%	6.78%
NAV	8.23%	5.28%	8.27%	6.98%
ICE BofA US High Yield Index	5.75%	4.13%	5.70%	6.87% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 08/31/2003.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2026
(1)

Market Price	$7.88

NAV	$7.64

Premium/(Discount) to NAV	3.14%

Market Price Distribution Rate (2)	12.40%

NAV Distribution Rate (2)	12.79%

Total Effective Leverage (3)	5.48%
Investment Objective and Strategy Overview
PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.

»	Exposure to high yield corporate credit contributed to performance, as the sector posted positive total returns.

»	Exposure to bank loans contributed to performance, as the sector posted positive total returns.

»	Long exposure to U.S. duration, particularly in the 3-10-year portion of the curve, detracted from performance, as U.S. Treasury yields rose.

»
The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2026	15

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PFL.” The Fund’s common shares commenced trading on the NYSE in August 2003. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Income Strategy Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2026	$8.09	$7.57	$7.78	$7.57	4.53%	(0.13)%
Quarter ended March 31, 2026	$8.49	$7.71	$8.00	$7.65	7.53%	0.65%
Quarter ended December 31, 2025	$8.65	$8.20	$8.05	$7.93	7.99%	3.40%
Quarter ended September 30, 2025	$8.57	$8.25	$8.07	$7.89	6.78%	3.63%
Quarter ended June 30, 2025	$8.58	$7.76	$8.02	$7.73	6.98%	(0.89)%
Quarter ended March 31, 2025	$8.60	$8.38	$8.15	$8.01	7.37%	3.08%
Quarter ended December 31, 2024	$8.77	$8.27	$8.23	$8.09	6.95%	1.97%
Quarter ended September 30, 2024	$8.57	$8.10	$8.22	$7.82	4.90%	1.00%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

16	PIMCO CLOSED-END FUNDS

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s reverse repurchase agreements averaged over the fiscal year ended June 30, 2026 in an amount equal to 7.68% of the Fund’s average total managed assets, including the assets attributable to such leverage (or 8.32% of the Fund’s average total net assets attributable to Common Shares) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2026. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	0.93%

Interest Payments on Borrowed Funds (2)	0.35%

Other Expenses (3)	0.01%

Total Annual Expenses (4)	1.29%

1.
Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.86% of the Fund’s average weekly total managed assets. Total managed assets include total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9,

Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee and definition of “total managed assets.”
2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2026, which represented 7.68% of the Fund’s average total managed assets, including the assets attributable to leverage (or 8.32% of the Fund’s average net assets attributable to Common Shares), as of that date, at an annual interest rate cost to the Fund of 4.094%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2026. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	“Other Expenses” are estimated for the Fund’s fiscal year ending June 30, 2027.
4.	“Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Expenses are 0.94%.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.29% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 7.68% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$13	$41	$71	$156

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual
Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of
Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

ANNUAL REPORT	|	JUNE 30, 2026	17

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Cumulative Returns Through June 30, 2026

(in thousands)
$40.0
30.0
20.0
10.0
0
10/04
08/15
06/26
FUND'S NET ASSET VALUE $38,922
INDEX $38,755
FUND MARKET PRICE $37,741

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026
†
§

Corporate Bonds & Notes	32.6%

Loan Participations and Assignments	27.5%

Sovereign Issues	8.5%

Short-Term Instruments ‡	8.4%

Non-Agency Mortgage-Backed Securities	6.4%

Common Stocks	4.8%

Asset-Backed Securities	3.8%

U.S. Government Agencies	2.9%

Convertible Bonds & Notes	2.1%

Preferred Securities	1.8%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2026

	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	8.88%	3.05%	8.65%	6.32%
NAV	10.39%	5.83%	8.45%	6.46%
ICE BofA US High Yield Index	5.75%	4.13%	5.70%	6.45% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 10/31/2004.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2026
(1)

Market Price	$7.13

NAV	$6.94

Premium/(Discount) to NAV	2.74%

Market Price Distribution Rate (2)	12.08%

NAV Distribution Rate (2)	12.41%

Total Effective Leverage (3)	30.93%
Investment Objective and Strategy Overview
PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.

»	Exposure to high yield corporate credit contributed to performance, as the sector posted positive total returns.

»	Exposure to residential mortgage credit, primarily U.S. non-agency mortgage-backed securities contributed to performance, as the sector posted positive total returns.

»	Long exposure to U.S. duration, particularly in the 3-10-year portion of the curve, detracted from performance, as U.S. Treasury yields rose.

»
The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	There were no other material detractors for this Fund.

18	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PFN”. The Fund’s common shares commenced trading on the NYSE in October 2004. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Income Strategy Fund II	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2026	$7.19	$6.77	$7.00	$6.81	3.30%	(1.46)%
Quarter ended March 31, 2026	$7.54	$6.57	$7.24	$6.84	4.47%	(4.09)%
Quarter ended December 31, 2025	$7.64	$7.29	$7.26	$7.12	6.28%	1.53%
Quarter ended September 30, 2025	$7.67	$7.37	$7.22	$7.02	6.39%	4.58%
Quarter ended June 30, 2025	$7.56	$6.87	$7.10	$6.82	6.48%	(0.87)%
Quarter ended March 31, 2025	$7.64	$7.41	$7.24	$7.10	6.20%	3.46%
Quarter ended December 31, 2024	$7.72	$7.33	$7.26	$7.16	6.78%	2.23%
Quarter ended September 30, 2024	$7.62	$7.02	$7.24	$6.91	5.42%	1.45%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2026	19

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s reverse repurchase agreements averaged over the fiscal year ended June 30, 2026 in an amount equal to 23.36% of the Fund’s average total managed assets, including the assets attributable to such leverage (or 30.47% of the Fund’s average total net assets attributable to Common Shares) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2026. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	1.08%

Interest Payments on Borrowed Funds (2)	1.23%

Other Expenses (3)	0.02%

Total Annual Expenses (4)	2.33%

1.
Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.83% of the Fund’s average weekly total managed assets. Total managed assets include total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9,

Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee and definition of “total managed assets.”
2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2026, which represented 23.36% of the Fund’s average total managed assets, including the assets attributable to leverage (or 30.47% of the Fund’s average net assets attributable to Common Shares), as of that date, at an annual interest rate cost to the Fund of 3.956%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2026. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	“Other Expenses” are estimated for the Fund’s fiscal year ending June 30, 2027.
4.	“Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Expenses are 1.10%.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.33% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 23.36% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$24	$73	$124	$266

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual
Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of
Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

20	PIMCO CLOSED-END FUNDS

Index Descriptions

Index*	Index Description

ICE BofA US High Yield Index
ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD $100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2026	21

Financial Highlights

			Investment Operations		Less Distributions to ARPS (c)			Less Distributions to Common Shareholders (d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period (a)		Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

06/30/2026	$11.73		$1.18	$(0.16)	$0.00	$0.00	$1.02	$(1.28)	$0.00	$(0.15)	$(1.43)

06/30/2025	11.17		1.25	0.36	0.00	0.00	1.61	(1.28)	0.00	(0.15)	(1.43)

06/30/2024	10.83		1.11	0.33	(0.07)	0.00	1.37	(0.95)	0.00	(0.48)	(1.43)

06/30/2023	11.21		1.32	(0.25)	(0.12)	0.00	0.95	(1.58)	0.00	0.00	(1.58)

08/01/2021 - 06/30/2022 (i)	14.40		1.21	(3.22)	(0.01)	0.00	(2.02)	(1.32)	0.00	0.00	(1.32	) (j)

07/31/2021	12.44		1.32	1.78	0.00	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020~	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019~	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018~	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017~	13.27		1.21	2.06	(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

07/31/2016~	14.23		1.30	(0.65)	(0.02)	0.00	0.63	(1.59)	0.00	0.00	(1.59)

PIMCO Corporate & Income Strategy Fund

06/30/2026	$11.82		$1.16	$(0.22)	$0.00	$0.00	$0.94	$(1.27)	$0.00	$(0.08)	$(1.35)

06/30/2025	11.40		1.20	0.35	0.00	0.00	1.55	(1.27)	0.00	(0.08)	(1.35)

06/30/2024	11.14		1.01	0.37	(0.02)	0.00	1.36	(1.00)	0.00	(0.35)	(1.35)

06/30/2023	11.60		1.19	(0.27)	(0.03)	0.00	0.89	(1.50)	0.00	0.00	(1.50)

08/01/2021 - 06/30/2022 (i)	14.54		1.11	(2.93)	0.00	0.00	(1.82)	(1.24)	0.00	0.00	(1.24	) (j)

07/31/2021	12.76		1.24	1.77	0.00	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020~	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019~	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018~	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017~	14.28		1.12	1.70	(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

07/31/2016~	14.75		1.24	(0.84)	(0.01)	0.00	0.39	(1.37)	0.00	0.00	(1.37)

PIMCO High Income Fund

06/30/2026	$4.62		$0.48	$0.00	$0.00	$0.00	$0.48	$(0.52)	$0.00	$(0.06)	$(0.58)

06/30/2025	4.56		0.50	0.12	0.00	0.00	0.62	(0.53)	0.00	(0.05)	(0.58)

06/30/2024	4.51		0.40	0.22	(0.02)	0.00	0.60	(0.48)	0.00	(0.10)	(0.58)

06/30/2023	4.72		0.48	(0.10)	(0.03)	0.00	0.35	(0.58)	0.00	0.00	(0.58)

08/01/2021 - 06/30/2022 (i)	5.92		0.47	(1.14)	0.00	0.00	(0.67)	(0.53)	0.00	0.00	(0.53	) (j)

07/31/2021	5.01		0.56	0.93	0.00	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020~	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019~	6.54		0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018~	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017~	6.63		0.67	0.71	(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

07/31/2016~	7.37		0.74	(0.48)	(0.00)	0.00	0.26	(1.18)	0.00	(0.08)	(1.26)

PIMCO Income Strategy Fund

06/30/2026	$7.99		$0.69	$(0.09)	$0.00	$0.00	$0.60	$(0.73)	$0.00	$(0.25)	$(0.98)

06/30/2025	7.84		0.82	0.28	0.00	0.00	1.10	(0.83)	0.00	(0.15)	(0.98)

06/30/2024	7.77		0.74	0.27	(0.04)	0.00	0.97	(0.64)	0.00	(0.34)	(0.98)

06/30/2023	8.39		0.86	(0.44)	(0.09)	0.00	0.33	(0.98)	0.00	0.00	(0.98)

08/01/2021 - 06/30/2022 (i)	10.66		0.75	(2.11)	(0.02)	0.00	(1.38)	(0.90)	0.00	0.00	(0.90	) (j)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020~	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019~	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018~	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017~	10.53		0.88	1.31	(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

07/31/2016~	11.46		0.88	(0.70)	(0.03)	0.00	0.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

06/30/2026	$7.10		$0.74	$(0.05)	$0.00	$0.00	$0.69	$(0.78)	$0.00	$(0.08)	$(0.86)

06/30/2025	6.93		0.80	0.21	0.00	0.00	1.01	(0.82)	0.00	(0.04)	(0.86)

06/30/2024	6.85		0.69	0.24	(0.05)	0.00	0.88	(0.57)	0.00	(0.29)	(0.86)

06/30/2023	7.38		0.76	(0.37)	(0.08)	0.00	0.31	(0.86)	0.00	0.00	(0.86)

08/01/2021 - 06/30/2022 (i)	9.42		0.67	(1.90)	(0.02)	0.00	(1.25)	(0.80)	0.00	0.00	(0.80	) (j)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020~	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019~	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018~	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017~	9.42		0.80	1.10	(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

07/31/2016~	10.27		0.87	(0.67)	(0.02)	0.00	0.18	(1.03)	0.00	0.00	(1.03)

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets (f)
Increase resulting from Common Share Offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS (c)	Net Asset Value End of Year or Period (a)		Market Price End of Year or Period	Total Investment Return (e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses (g)		Expenses Excluding Waivers (g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.17	$0.00	$0.00	$11.49		$12.03	(3.01)%	2,507,187	1.52%		1.52%		0.66%		0.66%		10.03%		46%

0.38	0.00	0.00	11.73		13.91	7.87	2,246,776	1.27		1.27		0.67		0.67		10.78		49

0.35	0.00	0.05	11.17		14.31	13.77	1,817,343	2.33		2.33		0.74		0.74		10.07		31

0.25	0.00	0.00	10.83		14.00	27.06	1,532,891	2.23		2.23		0.78		0.78		11.80		35

0.15	0.00	0.00	11.21		12.51	(33.71)	1,361,439	1.13	*	1.13	*	0.77	*	0.77	*	9.86	*	58

0.42	0.00	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

0.47	(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

0.15	0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

0.12	0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

0.10	0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

N/A	N/A	0.00	13.27		14.75	16.09	946,843	0.89		0.89		0.85		0.85		9.93		45

$0.09	$0.00	$0.00	$11.50		$11.95	5.35%	870,565	1.53%		1.53%		0.82%		0.82%		9.90%		47%

0.22	0.00	0.00	11.82		12.69	6.67	792,344	1.20		1.20		0.83		0.83		10.22		48

0.22	0.00	0.03	11.40		13.21	12.39	657,867	2.31		2.31		0.87		0.87		8.96		28

0.15	0.00	0.00	11.14		13.11	17.15	551,441	2.40		2.40		0.89		0.89		10.38		29

0.12	0.00	0.00	11.60		12.65	(27.59)	509,542	1.22	*	1.22	*	0.88	*	0.88	*	8.89	*	47

0.12	(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

N/A	N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

N/A	N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

N/A	N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

N/A	N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

N/A	N/A	0.51	14.28		15.43	24.21	553,569	1.10		1.10		1.02		1.02		8.91		43

$0.01	$0.00	$0.00	$4.53		$4.66	9.88%	847,977	1.78%		1.78%		0.77%		0.77%		10.44%		45%

0.02	0.00	0.00	4.62		4.80	12.54	804,758	1.44		1.44		0.79		0.79		10.64		37

0.01	0.00	0.02	4.56		4.82	9.17	720,939	2.91		2.91		0.85		0.85		8.95		29

0.02	0.00	0.00	4.51		5.00	9.20	667,041	2.70		2.70		0.92		0.92		10.14		27

N/A	0.00	0.00	4.72		5.17	(18.39)	640,448	1.18	*	1.18	*	0.86	*	0.86	*	9.30	*	37

N/A	N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

N/A	N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

N/A	N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

N/A	N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

N/A	N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

N/A	N/A	0.26	6.63		10.03	19.92	841,102	1.08		1.08		0.95		0.95		11.20		42

$0.03	$0.00	$0.00	$7.64		$7.88	6.82%	381,512	1.29%		1.29%		0.94%		0.94%		8.77%		19%

0.03	0.00	0.00	7.99		8.34	15.41	362,657	1.86		1.86		1.03		1.03		10.20		16

0.02	0.00	0.06	7.84		8.15	12.60	319,385	3.34		3.34		1.18		1.18		9.45		19

0.03	0.00	0.00	7.77		8.19	2.64	296,531	2.81		2.81		1.26		1.26		10.58		35

0.01	0.00	0.00	8.39		8.99	(21.16)	297,796	1.64	*	1.64	*	1.37	*	1.37	*	8.31	*	47

0.07	0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

0.09	(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

0.06	0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

N/A	N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

N/A	N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

N/A	N/A	0.00	10.53		10.48	12.41	266,347	1.17		1.17		1.13		1.13		8.49		38

$0.01	$0.00	$0.00	$6.94		$7.13	8.88%	685,712	2.33%		2.33%		1.10%		1.10%		10.52%		39%

0.02	0.00	0.00	7.10		7.39	16.21	669,488	1.71		1.71		0.98		0.98		11.32		35

0.01	0.00	0.05	6.93		7.17	12.55	608,295	3.09		3.09		1.13		1.13		9.94		26

0.02	0.00	0.00	6.85		7.21	2.62	577,280	2.57		2.57		1.22		1.22		10.60		33

0.01	0.00	0.00	7.38		7.92	(21.31)	581,955	1.54	*	1.54	*	1.29	*	1.29	*	8.32	*	45

0.04	0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

0.07	(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

0.04	0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

N/A	N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

N/A	N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

N/A	N/A	0.00	9.42		9.39	11.92	556,840	1.14		1.14		1.07		1.07		9.25		38

ANNUAL REPORT	|	JUNE 30, 2026	23

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)

PIMCO Corporate & Income Opportunity Fund
6/30/2026	N/A	N/A	N/A	N/A
6/30/2025	N/A	N/A	N/A	N/A
6/30/2024	4,375,000	10,400,210	25,000	N/A
6/30/2023	212,650,000	204,962	25,000	N/A
8/1/2021 - 6/30/2022 (i)	212,650,000	184,988	25,000	N/A
7/31/2021	212,650,000	218,218	25,000	N/A
7/31/2020~	212,650,000	171,815	25,000	N/A
7/31/2019~	212,650,000	176,730	25,000	N/A
7/31/2018~	237,950,000	153,072	25,000	N/A
7/31/2017~	237,950,000	144,819	25,000	N/A
7/31/2016~	237,950,000	124,468	25,000	N/A

PIMCO Corporate & Income Strategy Fund
6/30/2026	N/A	N/A	N/A	N/A
6/30/2025	N/A	N/A	N/A	N/A
6/30/2024	1,075,000	15,313,685	25,000	N/A
6/30/2023	23,525,000	610,350	25,000	N/A
8/1/2021 - 6/30/2022 (i)	23,525,000	566,333	25,000	N/A
7/31/2021	23,525,000	668,805	25,000	N/A
7/31/2020~	23,525,000	566,423	25,000	N/A
7/31/2019~	23,525,000	653,838	25,000	N/A
7/31/2018~	55,525,000	289,023	25,000	N/A
7/31/2017~	55,525,000	294,755	25,000	N/A
7/31/2016~	55,525,000	274,223	25,000	N/A

PIMCO High Income Fund
6/30/2026	N/A	N/A	N/A	N/A
6/30/2025	N/A	N/A	N/A	N/A
6/30/2024	1,675,000	10,779,665	25,000	N/A
6/30/2023	58,050,000	311,948	25,000	N/A
8/1/2021 - 6/30/2022 (i)	58,050,000	300,723	25,000	N/A
7/31/2021	58,050,000	366,413	25,000	N/A
7/31/2020~	58,050,000	311,018	25,000	N/A
7/31/2019~	58,050,000	384,900	25,000	N/A
7/31/2018~	101,975,000	232,587	25,000	N/A
7/31/2017~	101,975,000	241,894	25,000	N/A
7/31/2016~	101,975,000	231,185	25,000	N/A

PIMCO Income Strategy Fund
6/30/2026	N/A	N/A	N/A	N/A
6/30/2025	N/A	N/A	N/A	N/A
6/30/2024	925,000	8,653,090	25,000	N/A
6/30/2023	45,200,000	188,823	25,000	N/A
8/1/2021 - 6/30/2022 (i)	45,200,000	189,645	25,000	N/A
7/31/2021	45,200,000	227,165	25,000	N/A
7/31/2020~	45,200,000	188,225	25,000	N/A
7/31/2019~	45,200,000	193,873	25,000	N/A
7/31/2018~	51,275,000	163,725	25,000	N/A
7/31/2017~	51,275,000	168,552	25,000	N/A
7/31/2016~	51,275,000	154,837	25,000	N/A

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)

PIMCO Income Strategy Fund II
6/30/2026	N/A	N/A	N/A	N/A
6/30/2025	N/A	N/A	N/A	N/A
6/30/2024	3,250,000	4,699,268	25,000	N/A
6/30/2023	87,425,000	189,850	25,000	N/A
8/1/2021 - 6/30/2022 (i)	87,425,000	191,350	25,000	N/A
7/31/2021	87,425,000	231,880	25,000	N/A
7/31/2020~	87,425,000	198,210	25,000	N/A
7/31/2019~	87,425,000	205,928	25,000	N/A
7/31/2018~	92,450,000	187,429	25,000	N/A
7/31/2017~	92,450,000	190,527	25,000	N/A
7/31/2016~	92,450,000	175,544	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	Not covered by the Report of Independent Registered Public Accounting Firm.
(a)
Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)
Auction Rate Preferred Shareholders (“ARPS”). From February 20, 2002 until November 8, 2024, the Funds had one or more series of ARPS outstanding with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
(i)	Fiscal year end changed from July 31st to June 30th.
(j)
Total distributions for the period ended June 30, 2022 may be lower than prior fiscal years due to fiscal year end change resulting in a reduction of the amount of days in the period ended June 30, 2022.

(1)
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

(2)
“Involuntary Liquidating Preference“ means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

(3)	Between November 4, 2024 and November 8, 2024, the Funds redeemed each outstanding series of ARPS at the full liquidation preference (i.e., face value) of the ARPS.

ANNUAL REPORT	|	JUNE 30, 2026	25

Statements of Assets and Liabilities	June 30, 2026

(Amounts in thousands † , except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities	$2,987,037	$994,382	$1,065,718	$335,568	$866,097
Investments in Affiliates	212,386	76,422	71,623	40,195	57,496
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,025	1,743	3,791	823	1,918
Over the counter	12,397	4,084	4,890	699	3,875
Cash	492	102	0	45	0
Deposits with counterparty	81,635	32,085	31,361	9,881	25,660
Foreign currency, at value	1,237	967	2,365	547	1,644
Receivable for investments sold	120,611	46,733	25,403	3,596	31,827
Receivable for investments sold on a delayed-delivery basis	4,694	2,604	3,076	0	2,567
Receivable for TBA investments sold	0	0	87	0	0
Receivable for Fund shares sold	2,432	958	140	152	96
Interest and/or dividends receivable	37,134	11,764	12,557	3,594	10,882
Dividends receivable from Affiliates	551	186	188	111	151
Other assets	1,501	676	849	626	657
Total Assets	3,466,132	1,172,706	1,222,048	395,837	1,002,870

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$800,954	$245,004	$324,881	$3,337	$272,998
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,808	2,786	3,804	1,195	2,643
Over the counter	21,572	5,808	5,729	666	5,126
Payable for investments purchased	61,306	25,754	18,745	260	16,192
Payable for investments in Affiliates purchased	579	197	197	114	160
Payable for investments purchased on a delayed-delivery basis	5,297	1,706	1,775	584	1,561
Payable for TBA investments purchased	0	0	175	0	0
Payable for unfunded loan commitments	20,229	7,861	3,785	3,066	6,942
Deposits from counterparty	13,742	3,520	4,369	643	3,229
Distributions payable to common shareholders	25,812	8,481	8,982	4,064	7,094
Overdraft due to custodian	0	0	638	0	88
Accrued management fees	1,327	574	526	274	658
Accrued taxes payable	314	108	105	0	85
Foreign capital gains tax payable	641	222	222	9	184
Other liabilities	364	120	138	113	198
Total Liabilities	958,945	302,141	374,071	14,325	317,158

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$2,507,187	$870,565	$847,977	$381,512	$685,712

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$2	$1	$2	$0	$1
Paid in capital in excess of par	3,020,360	1,040,862	1,204,542	481,829	898,109
Distributable earnings (accumulated loss)	(513,175)	(170,298)	(356,567)	(100,317)	(212,398)

Net Assets Applicable to Common Shareholders	$2,507,187	$870,565	$847,977	$381,512	$685,712

Net Asset Value per Common Share (a)	$11.49	$11.50	$4.53	$7.64	$6.94

Common Shares Outstanding	218,139	75,691	187,189	49,941	98,819

Cost of investments in securities	$3,209,277	$1,078,541	$1,176,753	$378,897	$955,827
Cost of investments in Affiliates	$204,754	$76,413	$71,610	$40,170	$57,490
Cost of foreign currency held	$1,237	$966	$2,368	$552	$1,646
Cost or premiums of financial derivative instruments, net	$(33,180)	$(22,630)	$55,944	$(3,979)	$(15,822)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2026
(Amounts in thousands † )	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$267,105	$92,430	$95,387	$35,225	$85,102
Dividends, net of foreign taxes**	4,988	1,974	4,149	1,255	2,662
Dividends from Investments in Affiliates	3,609	1,266	1,527	1,594	754
Miscellaneous income	4,088	1,169	1,230	0	0
Total Income	279,790	96,839	102,293	38,074	88,518

Expenses:

Management fees	15,729	6,857	6,359	3,527	7,449
Trustee fees and related expenses	217	77	79	36	66
Interest expense	20,840	5,991	8,471	1,334	8,476
Miscellaneous expense	96	39	40	19	41
Total Expenses	36,882	12,964	14,949	4,916	16,032

Net Investment Income (Loss)	242,908	83,875	87,344	33,158	72,486

Net Realized Gain (Loss):

Investments in securities	9,111	454	(16,711)	(4,560)	(1,755)
Investments in Affiliates	91	10	31	19	7
Exchange-traded or centrally cleared financial derivative instruments	1,110	624	4,936	324	(136)
Over the counter financial derivative instruments	3,047	573	429	205	(524)
Foreign currency	2,160	(593)	(195)	(318)	(794)

Net Realized Gain (Loss)	15,519	1,068	(11,510)	(4,330)	(3,202)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	(36,775)	(9,396)	15,085	1,078	(704)
Investments in Affiliates	7,552	0	(9)	(4)	3
Exchange-traded or centrally cleared financial derivative instruments	(36,612)	(13,524)	(11,781)	(4,092)	(8,294)
Over the counter financial derivative instruments	10,041	4,366	4,466	1,648	4,584
Foreign currency assets and liabilities	2,819	601	1,046	493	1,772

Net Change in Unrealized Appreciation (Depreciation)	(52,975)	(17,953)	8,807	(877)	(2,639)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$205,452	$66,990	$84,641	$27,951	$66,645

* Foreign tax withholdings - Interest	$1,245	$436	$462	$64	$392
** Foreign tax withholdings - Dividends	$324	$103	$133	$79	$157
*** Foreign capital gains tax	$(314)	$(108)	$(105)	$0	$(85)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2026	27

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands † )	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$242,908	$221,245	$83,875	$75,410
Net realized gain (loss)	15,519	(17,681)	1,068	7,445
Net change in unrealized appreciation (depreciation)	(52,975)	71,392	(17,953)	12,293

Net Increase (Decrease) in Net Assets Resulting from Operations	205,452	274,956	66,990	95,148
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	0	(143)	0	(16)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	205,452	274,813	66,990	95,132

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(264,390)	(226,124)	(91,543)	(79,550)
Tax basis return of capital	(30,031)	(26,135)	(5,722)	(5,046)

Total Distributions to Common Shareholders (a)	(294,421)	(252,259)	(97,265)	(84,596)

Common Share Transactions*:

Net proceeds from at-the-market offering	311,723	376,085	98,486	114,865
Issued as reinvestment of distributions	37,657	30,794	10,010	9,076

Net increase (decrease) resulting from common share transactions	349,380	406,879	108,496	123,941

Total increase (decrease) in net assets applicable to common shareholders	260,411	429,433	78,221	134,477

Net Assets Applicable to Common Shareholders:

Beginning of year	2,246,776	1,817,343	792,344	657,867
End of year	$2,507,187	$2,246,776	$870,565	$792,344

*Common Share Transactions:

Shares sold	23,527	26,627	7,805	8,620
Shares issued as reinvestment of distributions	3,017	2,254	834	704

Net increase (decrease) in common shares outstanding	26,544	28,881	8,639	9,324

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering in the Notes to Financial Statements.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025

$87,344	$82,865	$33,158	$35,585	$72,486	$73,259
(11,510)	19,200	(4,330)	(548)	(3,202)	4,380
8,807	1,400	(877)	12,214	(2,639)	14,630

84,641	103,465	27,951	47,251	66,645	92,269
0	(23)	0	(14)	0	(113)

84,641	103,442	27,951	47,237	66,645	92,156

(94,121)	(88,008)	(34,877)	(35,875)	(76,278)	(74,845)
(10,588)	(8,315)	(12,006)	(6,481)	(7,587)	(3,639)

(104,709)	(96,323)	(46,883)	(42,356)	(83,865)	(78,484)

52,696	67,013	34,027	35,071	25,301	40,121
10,591	9,687	3,760	3,320	8,143	7,400

63,287	76,700	37,787	38,391	33,444	47,521

43,219	83,819	18,855	43,272	16,224	61,193

804,758	720,939	362,657	319,385	669,488	608,295
$847,977	$804,758	$381,512	$362,657	$685,712	$669,488

10,865	13,776	4,092	4,200	3,399	5,409
2,286	2,068	474	412	1,146	1,038

13,151	15,844	4,566	4,612	4,545	6,447

ANNUAL REPORT	|	JUNE 30, 2026	29

Statements of Cash Flows

Year Ended June 30, 2026
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$205,452	$66,990	$84,641	$27,951	$66,645

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,139,770)	(693,871)	(735,435)	(78,857)	(502,593)
Proceeds from sales of long-term securities	1,543,595	532,254	525,316	110,672	421,509
(Purchases) Proceeds from sales of short-term portfolio investments, net	(96,350)	(38,190)	(29,044)	2,584	(49,272)
(Increase) decrease in deposits with counterparty	(24,716)	(20,129)	(18,248)	(2,610)	(15,420)
(Increase) decrease in receivable for investments sold	(81,899)	(31,936)	(21,097)	(1,726)	(19,075)
(Increase) decrease in interest and/or dividends receivable	(8,523)	(1,882)	(2,374)	914	(974)
(Increase) decrease in dividends receivable from Affiliates	(11)	9	(11)	23	(64)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(31,271)	(11,307)	(6,373)	(3,211)	(7,197)
Proceeds from (Payments on) over the counter financial derivative instruments	4,904	3,097	2,120	819	1,438
(Increase) decrease in other assets	(468)	399	(649)	205	83
Increase (decrease) in payable for investments purchased	13,344	(14,342)	3,627	(2,155)	4,918
Increase (decrease) in deposits from counterparty	6,597	2,218	3,541	63	795
Increase (decrease) in accrued management fees	185	72	45	(5)	142
Proceeds from short sales transactions	0	0	175	0	0
Payments on short sales transactions	0	0	(175)	0	0
Proceeds from (Payments on) foreign currency transactions	3,275	(226)	494	81	494
Increase (decrease) in foreign capital gains tax payable	619	214	211	3	174
Increase (decrease) in other liabilities	35	12	12	(1)	10
Net Realized (Gain) Loss
Investments in securities	(9,111)	(454)	16,711	4,560	1,755
Investments in Affiliates	(91)	(10)	(31)	(19)	(7)
Exchange-traded or centrally cleared financial derivative instruments	(1,110)	(624)	(4,936)	(324)	136
Over the counter financial derivative instruments	(3,047)	(573)	(429)	(205)	524
Foreign currency	(2,160)	593	195	318	794
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	36,775	9,396	(15,085)	(1,078)	704
Investments in Affiliates	(7,552)	0	9	4	(3)
Exchange-traded or centrally cleared financial derivative instruments	36,612	13,524	11,781	4,092	8,294
Over the counter financial derivative instruments	(10,041)	(4,366)	(4,466)	(1,648)	(4,584)
Foreign currency assets and liabilities	(2,819)	(601)	(1,046)	(493)	(1,772)
Net amortization (accretion) on investments	(42,256)	(15,118)	(16,186)	(5,457)	(14,011)

Net Cash Provided by (Used for) Operating Activities	(609,802)	(204,851)	(206,707)	54,500	(106,557)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	314,955	98,492	52,989	34,114	25,205

Increase (decrease) in overdraft due to custodian	(500)	(334)	638	0	88

Cash distributions paid to common shareholders*	(253,537)	(86,249)	(93,465)	(42,739)	(75,380)

Proceeds from reverse repurchase agreements	4,844,722	1,435,483	1,845,537	288,618	1,667,703

Payments on reverse repurchase agreements	(4,299,504)	(1,243,842)	(1,600,418)	(334,439)	(1,512,029)

Proceeds from sale-buyback transactions	412	467	0	0	0

Payments on sale-buyback transactions	(412)	(467)	0	0	0

Net Cash Received from (Used for) Financing Activities	606,136	203,550	205,281	(54,446)	105,587

Net Increase (Decrease) in Cash and Foreign Currency	(3,666)	(1,301)	(1,426)	54	(970)

Cash and Foreign Currency:

Beginning of year	5,395	2,370	3,791	538	2,614
End of year	$1,729	$1,069	$2,365	$592	$1,644

* Reinvestment of distributions to common shareholders	$37,657	$10,010	$10,591	$3,760	$8,143

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$19,167	$5,237	$7,319	$1,662	$7,944

Non-Cash Payment In-Kind	$17,396	$5,848	$6,932	$3,462	$6,674

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 38.8%

ADI Global Distribution Funding LLC
TBD% due 06/17/2033		$1,000	$1,004

Aligned Data Centers International LP
7.164% due 05/16/2028 «~		10,271	10,271

Altar Bidco, Inc.
9.108% (TSFR12M + 0.000%) due 02/01/2030 ~		3,450	3,260

Altice France SA
6.579% (EUR003M + 2.204%) due 04/30/2028 ~	EUR	6,904	7,923
6.579% (EUR003M + 2.240%) due 10/30/2028 ~		2,886	3,307
7.798% (TSFR3M + 3.673%) due 04/30/2028 ~		$1,314	1,321
8.735% - 8.736% (TSFR3M + 3.673%) due 10/30/2028 ~		6,739	6,744
9.048% (TSFR3M + 3.653%) due 05/14/2029 ~		1,671	1,679
9.079% (EUR003M + 2.240%) due 05/30/2031 ~	EUR	13,265	15,490
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~		$19,775	20,230

Bausch Health Cos., Inc.
9.894% (TSFR1M + 3.644%) due 10/08/2030 ~		32,076	31,179

BDO USA PC
8.121% (TSFR1M + 3.621%) due 08/31/2028 «~		515	509
8.648% (TSFR3M + 3.643%) due 08/31/2028 «~		6,721	6,712

Central Parent, Inc.
6.982% (TSFR3M + 3.732%) due 07/06/2029 ~		35,245	23,262

Clover Holdings 2 LLC
TBD% - 4.000% due 12/10/2029 «µ		2,209	2,039
7.375% (TSFR1M + 3.633%) due 12/09/2031 ~		2,166	2,073

Comexposium SAS
TBD% (EUR012M + 2.258%) due 07/10/2031 «~	EUR	24,800	35,704

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~		$11,301	11,653

Crowe LLP
TBD% due 05/13/2033 «µ		9,400	9,314
TBD% - 0.500% due 05/13/2033 «µ		700	693

Cyberswift U.S. Finco LLC
7.427% (TSFR3M + 3.677%) due 10/08/2032 ~		2,900	2,896

Databricks, Inc.
TBD% - 1.000% due 01/05/2032 µ		1,087	1,087
8.114% (TSFR1M + 3.612%) due 01/05/2032 ~		4,913	4,907

Dialysis Holdco LLC
9.644% (TSFR1M + 3.644%) due 11/26/2030 «~		24,786	25,189

Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		18,733	18,761

Dun & Bradstreet Corp.
TBD% - 9.121% (TSFR1M + 3.621%) due 08/26/2032 «~µ		493	487
9.153% (TSFR1M + 3.644%) due 08/26/2032 «~		4,903	4,623

Encina Private Credit LLC
TBD% due 11/30/2026 «~		381	326

Envalior Finance GmbH
7.650% (EUR003M + 2.150%) due 03/29/2030 ~	EUR	5,400	5,743

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~		$32,593	30,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.751% (TSFR6M + 3.751%) due 09/15/2033 «~		$10,172	$8,951

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~		30,334	28,682

Gaia Purchaser, Inc.
TBD% due 06/25/2033 «		1,400	1,402

Galaxy U.S. Opco, Inc. (5.663% Cash and 3.250% PIK)
8.913% (TSFR3M + 3.663%) due 07/31/2030 ~(c)		23,760	21,845

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~		13,929	13,903

Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		12,535	11,576

ION Platform Finance SARL
6.291% (EUR003M + 2.324%) due 10/07/2032 ~	EUR	4,688	4,007

ION Platform Finance U.S., Inc.
7.482% (TSFR3M + 3.732%) due 10/07/2032 ~		$12,174	8,811

Ivanti Software, Inc.
TBD% - 9.414% (TSFR3M + 3.658%) due 06/01/2029 ~µ		3,428	3,330
8.414% (TSFR3M + 3.658%) due 06/01/2029 ~		25,651	11,351

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		3,154	3,154

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		189	183

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(c)		2,458	2,378

Magenta Security Holdings LLC
9.913% (TSFR3M + 3.663%) due 07/27/2028 ~		283	279
10.173% (TSFR3M + 3.663%) due 07/27/2028 ~		1,380	238
10.673% (TSFR3M + 3.663%) due 07/27/2028 ~		297	201
10.923% (TSFR3M + 3.663%) due 07/27/2028 ~		388	148

McAfee LLC
6.644% (TSFR1M + 3.644%) due 03/01/2029 ~		15,301	13,640

Mercury Aggregator LP
TBD% due 04/03/2027 «		4,506	0

MH Sub I LLC
7.894% (TSFR1M + 3.644%) due 12/31/2031 ~		5,910	5,137

MPH Acquisition Holdings LLC
7.413% (TSFR3M + 3.663%) due 12/31/2030 ~		16,414	16,468
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		24,144	21,320

Newfold Digital Holdings Group, Inc.
7.214% (TSFR1M + 3.612%) due 04/30/2029 ~		8,736	6,515
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		651	529

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		6,259	6,260

Paradigm Parent LLC
8.232% (TSFR3M + 3.732%) due 04/16/2032 ~		596	513

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		62,669	56,715
11.516% (TSFR3M + 3.666%) due 02/01/2029 ~		6,306	4,288

Polaris Newco LLC
6.150% (EUR003M + 2.150%) due 06/02/2028 ~	EUR	22,540	22,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.925% (TSFR3M + 3.663%) due 06/02/2028 ~		$27,152	$23,666

Poseidon Bidco SASU
7.504% due 03/13/2030	EUR	6,500	2,154

Project Alpha Intermediate Holding, Inc.
6.982% (TSFR3M + 3.732%) due 10/26/2030 ~		$5	3

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 «~	EUR	57,292	63,989

QXO, Inc.
TBD% due 04/30/2032		$4,700	4,695

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		20,802	18,169

Softbank Vision Fund II
7.382% (TSFR3M + 3.732%) due 04/25/2029 «~		15,913	16,191

Spruce Bidco II, Inc.
TBD% - 8.461% (TSFR6M + 3.621%) due 01/30/2032 «~µ		764	764
5.977% (JY0003M + 0.000%) due 01/30/2032 «~	JPY	64,951	403
7.047% (CDOR06 + 0.000%) due 01/30/2032 «~	CAD	607	431
8.413% (TSFR3M + 3.663%) due 01/30/2032 «~		$3,355	3,377

Steenbok Lux Finco 2 SARL
1TBD% due 12/31/2028	EUR	54,348	25,070

Stepstone Group Midco 2 GmbH
6.885% (EUR006M + 2.459%) due 04/26/2032 ~		15,900	14,914
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$28,440	23,054

Stonepeak Bayou Holdings LP
6.482% (TSFR3M + 3.732%) due 10/01/2032 ~		11,072	11,063

Stormlight
8.370% due 05/13/2030 «~		10,357	10,357

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	18,000	20,456

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$47,737	41,634

TransDigm, Inc.
6.144% (TSFR1M + 3.644%) due 02/13/2033 ~		6,100	6,107

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		57,301	56,494

Unicorn Bay
13.000% due 12/31/2026 «	HKD	85,302	11,012

Upfield BV
8.980% due 10/31/2030 ~	GBP	32,500	41,299

Virgin Media Bristol LLC
6.967% (TSFR6M + 3.692%) due 03/31/2031 ~		$2,700	2,403
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		9,100	8,742

Westmoreland Coal Co.
8.000% due 03/15/2029 «		1,240	713

Worthington Steel, Inc.
7.620% - 7.621% (TSFR1M + 3.624%) due 06/01/2033 ~		3,600	3,596

Total Loan Participations and Assignments (Cost $1,047,762)			973,479

CORPORATE BONDS & NOTES 38.0%

BANKING & FINANCE 8.3%

123 Lights Re Ltd.
14.520% (FHMMUSTF + 11.000%) due 09/14/2031 ~		450	474

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	31

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alamo Re Ltd.
11.039% (T-BILL 1MO + 7.250%) due 06/07/2028 ~		$250	$250
14.289% (T-BILL 1MO + 10.500%) due 06/07/2028 ~		2,400	2,397

Antares Holdings LP
6.350% due 10/23/2029 (n)		1,150	1,146

Armor Holdco, Inc.
8.500% due 11/15/2029 (n)		13,000	13,086

Armor RE II Ltd.
12.050% (BRMMUSDF + 8.500%) due 01/07/2032 ~		350	369
13.750% (BRMMUSDF + 10.200%) due 05/07/2031 ~		250	260
18.560% (T-BILL 3MO + 14.750%) due 06/07/2033 ~		500	497

Banco Mercantil del Norte SA
8.000% due 01/24/2033 •(j)(k)(n)		5,600	5,613
8.450% due 06/24/2036 •(j)(k)(n)		5,600	5,614

Bayou Re Ltd.
10.020% (BNMMDTSC + 6.500%) due 05/09/2033 ~		400	399
11.852% (BNMMDTSC + 8.332%) due 04/30/2031 ~(k)		300	310

Blue Owl Capital Corp.
6.450% due 09/15/2028 (n)		2,200	2,229

Blue Ridge Re Ltd.
7.020% (FHMMUSTF + 3.500%) due 01/08/2029 ~		250	250

BOI Finance BV
7.500% due 02/16/2027 (n)	EUR	6,400	7,460

Bonanza RE Ltd.
3.510% (MSMMUSTF + 0.000%) due 01/08/2027 ~		$550	500

Buttonwood RE Ltd.
8.550% (BRMMUSDF + 5.000%) due 05/29/2029 ~		300	300

Cape Lookout Re Ltd.
8.770% (FHMMUSTF + 5.250%) due 03/21/2033 ~		450	445
9.520% (FHMMUSTF + 6.000%) due 03/21/2033 ~		450	450
12.226% (GSMMUSTF + 8.702%) due 04/05/2027 ~		2,200	2,196

CI Financial Corp.
7.500% due 05/30/2029 (n)		3,000	3,145

Citrus Re Ltd.
9.060% (T-BILL 3MO + 5.250%) due 06/07/2033 ~		250	253
10.039% (T-BILL 3MO + 6.250%) due 06/07/2033 ~		250	254

Commonwealth RE Ltd.
7.407% (JMMMUSTF + 3.857%) due 07/08/2030 ~		9,378	9,380

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	2,900	909

Credit Suisse AG AT1 Claim		$6,636	2,340

East Lane Re VII Ltd.
12.050% (BRMMUSDF + 8.500%) due 03/31/2032 ~		600	603

Everglades Re II Ltd.
9.289% (T-BILL 1MO + 5.500%) due 05/22/2033 ~		250	250
10.289% (T-BILL 1MO + 6.500%) due 05/22/2033 ~		300	300
12.039% (T-BILL 1MO + 8.250%) due 05/22/2033 ~		250	250

F&G Annuities & Life, Inc.
6.250% due 10/04/2034 (n)		400	391
6.500% due 06/04/2029 (n)		600	613

Ford Motor Credit Co. LLC
5.667% (SOFRRATE + 2.030%) due 03/20/2028 ~(n)		2,400	2,431

Gateway Re Ltd.
5.550% (BRMMUSDF + 2.000%) due 07/06/2029 ~		2,700	2,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
14.430% (BRMMUSDF + 10.880%) due 07/08/2026 ~		$250	$250

Golden Bear Re Ltd.
13.289% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		650	656
13.300% (JMMMUSTF + 9.750%) due 01/08/2029 ~		1,410	1,447

Greengrove RE Ltd.
11.270% (BNMMDTSC + 7.750%) due 04/08/2032 ~		400	408

GSPA Monetization Trust
6.422% due 10/09/2029		2,828	2,832

Hampton Roads PPV LLC
6.171% due 06/15/2053 (n)		1,800	1,420

Handshake Re Ltd.
8.050% (JMMMUSTF + 4.500%) due 01/08/2030 ~		250	246

Herbie Re Ltd.
7.760% (MSMMUSTF + 4.250%) due 01/07/2030 ~		250	250

Hestia Re Ltd.
3.520% (BNMMDTSC + 0.000%) due 04/16/2027 ~		250	186
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		54	30
10.270% (BNMMDTSC + 6.750%) due 03/13/2032 ~		250	256
11.770% (BNMMDTSC + 8.250%) due 03/13/2032 ~		250	255

IIFL Finance Ltd.
7.600% due 09/10/2029		1,100	1,106

Integrity RE III Ltd.
10.520% (FHMMUSTF + 7.000%) due 06/07/2029 ~		250	250
15.770% (FHMMUSTF + 12.250%) due 06/06/2028 ~		400	414
29.020% (FHMMUSTF + 25.500%) due 06/06/2027 ~		350	366

ION Platform Finance SARL
6.500% due 09/30/2030 (n)	EUR	2,200	2,028
6.875% due 09/30/2032 (n)		4,500	3,838
7.875% due 05/01/2029 (n)		18,924	19,572

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (n)		$8,100	5,879

ION Platform Finance U.S., Inc./ION Platform Finance SARL
9.000% due 08/01/2029 (n)		4,830	4,302
9.500% due 05/30/2029 (n)		2,700	2,466

Iron Mountain, Inc.
6.250% due 01/15/2035		5,100	5,126

Kona Spc Ltd.
5.718% due 09/15/2026 «•	EUR	1,800	2,057

Locke Tavern Re Ltd.
6.800% (JMMMUSTF + 3.250%) due 04/11/2033 ~		$400	398
7.800% (JMMMUSTF + 4.250%) due 04/11/2033 ~		400	401

Long Point Re IV Ltd.
7.289% (T-BILL 1MO + 3.500%) due 06/01/2034 ~		700	700

Longleaf Pine Re Ltd.
21.453% (GSMMUSTI + 17.932%) due 05/27/2031 ~		350	357

Lower Ferry Re Ltd.
8.156% (MSMMUSTF + 4.646%) due 07/08/2030 ~		1,550	1,550
9.014% (MSMMUSTF + 5.504%) due 07/08/2030 ~		13,050	13,053

Luca RE Ltd.
9.036% (T-BILL 3MO + 5.250%) due 07/09/2032 ~		350	350
10.800% (JMMMUSTF + 7.250%) due 07/22/2031 ~		1,000	1,040

Mayflower Re Ltd.
8.565% (FHMMUSTF + 5.045%) due 07/08/2030 ~		3,325	3,326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.033% (FHMMUSTF + 6.513%) due 07/08/2030 ~		$17,345	$17,358

Mercury General Corp.
6.250% due 06/15/2036		1,600	1,629

Mountain Re Ltd.
10.770% (BNMMDTSC + 7.250%) due 06/07/2033 ~		250	250

Nature Coast Re Ltd.
11.789% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		500	504
13.271% (GSMMUSTI + 9.750%) due 04/10/2033 ~		300	312

Nissan Motor Acceptance Co. LLC
5.688% (SOFRINDX + 2.050%) due 09/13/2027 ~(n)		1,100	1,094

Palm RE Ltd.
8.550% (BRMMUSDF + 5.000%) due 06/07/2033 ~		400	406
11.270% (BNMMDTSC + 7.750%) due 06/07/2032 ~		400	408

Polestar Re Ltd.
10.550% (BRMMUSDF + 7.000%) due 01/08/2029 ~		350	351
12.550% (BRMMUSDF + 9.000%) due 01/08/2029 ~		350	354
14.140% (BRMMUSDF + 10.590%) due 01/07/2028 ~		850	886
16.800% (BRMMUSDF + 13.250%) due 01/07/2027 ~		2,200	2,259

Purple Re Ltd.
10.050% (JMMMUSTF + 6.500%) due 06/07/2033 ~		450	450
12.676% (JMMMUSTF + 9.126%) due 06/06/2031 ~		400	411

Quercus II Re DAC
13.324% (EUR003M + 11.000%) due 01/07/2031 ~	EUR	500	580

Recoletos RE DAC
5.289% (T-BILL 3MO + 1.500%) due 07/06/2032 ~		$250	250

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		1,688	554

Starwood Property Trust, Inc.
5.250% due 10/15/2028 (n)		2,100	2,092

Stingray Compute LLC
6.000% due 06/15/2031		400	401

Sutter Re Ltd.
7.289% (T-BILL 3MO + 3.500%) due 06/07/2034 ~		400	400
9.289% (T-BILL 3MO + 5.500%) due 06/07/2034 ~		300	300

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	21,922	3,668

Torrey Pines Re Ltd.
6.789% (T-BILL 1MO + 3.000%) due 06/07/2034 ~		$400	403
9.586% (JMMMUSTF + 6.036%) due 06/07/2032 ~		500	514
10.656% (JMMMUSTF + 7.106%) due 06/07/2032 ~		400	412

Tremont Re Ltd.
7.786% (T-BILL 1MO + 4.000%) due 03/22/2033 ~		250	249

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (n)		20,466	20,009

Ursa Re II Ltd.
8.510% (MSMMUSTF + 5.000%) due 12/07/2029 ~		250	253
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		700	720

Ursa Re Ltd.
11.021% (GSMMUSTI + 7.500%) due 02/22/2028 ~		1,100	1,136
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~		2,300	2,343

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veraison Re Ltd.
8.521% (GSMMUSTI + 5.000%) due 03/08/2033 ~		$250	$253

Windrose Re Ltd.
8.782% (HSMMUSTF + 5.250%) due 02/11/2033 ~		250	250

Winston RE Ltd.
8.300% (BRMMUSDF + 4.750%) due 05/04/2033 ~		300	301
8.800% (BRMMUSDF + 5.250%) due 05/04/2033 ~		300	301
9.550% (BRMMUSDF + 6.000%) due 05/04/2033 ~		250	252
13.730% (BNMMDTSC + 10.210%) due 02/26/2031 ~		280	287
15.210% (BNMMDTSC + 11.690%) due 02/26/2031 ~		1,700	1,734

Yardstick RE DAC
4.274% (EUR003M + 1.950%) due 07/08/2034 «~	EUR	300	343

			209,556

INDUSTRIALS 27.0%

ADI Escrow Issuer LLC
7.125% due 07/15/2034		$600	612

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033 (n)		2,261	2,227

Altice France SA
6.875% due 10/15/2030 (n)		1,064	1,033
9.500% due 11/01/2029 (n)		4,302	4,371

ams-OSRAM AG
7.250% due 05/31/2032	EUR	2,540	2,995
10.500% due 03/30/2029 (n)		2,334	2,845

APLD ComputeCo 3 LLC
7.000% due 06/15/2031		$2,200	2,198

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (n)		2,100	1,636

Australian Metcoal Financing Pty. Ltd.
6.250% due 10/22/2031 (n)		1,800	1,833
6.750% due 04/22/2034 (n)		1,900	1,961

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.000% due 02/15/2031 (n)		1,200	1,213

Beazer Homes USA, Inc.
8.000% due 01/15/2032		900	905

Beignet Investor LLC
6.581% due 05/30/2049 (n)		46,740	47,705

Centene Corp.
3.000% due 10/15/2030 (n)		1,100	996

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029		2,540	1,651

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029		5,590	3,633

Cerdia Finanz GmbH
9.375% due 10/03/2031		6,900	6,198

Cheplapharm Arzneimittel GmbH
7.500% due 05/15/2030 (n)	EUR	35,900	42,569

Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		$8,500	7,658
7.000% due 06/15/2027 (n)		15,335	15,236

CVR Energy, Inc.
7.500% due 02/15/2031 (n)		3,000	2,988

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		935	977

DISH DBS Corp.
5.250% due 12/01/2026 (n)		24,092	23,850
5.750% due 12/01/2028 (n)		33,600	32,577
7.750% due 07/01/2026		18,800	18,800

Dorman Products, Inc.
6.250% due 06/15/2034		200	203

Ecopetrol SA
7.750% due 02/01/2032 (n)		38,400	40,233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ELK Grove Village Property LLC
7.500% due 06/15/2031 (n)		$1,500	$1,511

Flora Food Management BV
6.875% due 07/02/2029 (n)	EUR	2,800	3,130
7.500% due 10/31/2030		1,800	2,052

FMC Corp.
8.000% due 06/01/2031 (n)		$400	417

Ford Motor Co.
7.700% due 05/15/2097 (n)		16,931	17,795

Gaia Purchaser, Inc.
7.625% due 07/15/2033 (b)		500	506

Greene King Finance PLC
5.666% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	350	434

GSG Bidco Ltd.
5.375% due 06/15/2036	EUR	3,200	3,629

HCA, Inc.
7.500% due 11/15/2095 (n)		$4,516	4,885

Hybar LLC
7.375% due 07/01/2034		700	704

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(c)		23,761	23,761

Incora Top Holdco LLC
6.000% due 01/30/2033 «(m)		16,275	25,651

Intralot Capital Luxembourg SA
6.731% due 10/15/2031 •(n)	EUR	13,100	15,126
6.750% due 10/15/2031		2,000	2,323
6.750% due 10/15/2031 (n)		3,500	4,065

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (n)		$4,729	4,290

Kronos International, Inc.
9.500% due 03/15/2029 (n)	EUR	8,500	9,583

LifePoint Health, Inc.
7.000% due 05/01/2034 (n)		$3,200	3,069

Motion Finco SARL
8.375% due 02/15/2032 (n)		1,000	845

National Mentor Holdings, Inc.
10.500% due 12/15/2030 (n)		1,100	1,160

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		3,924	2,240

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		12,400	11,555
7.500% due 07/17/2030 (n)		1,600	1,650

Noble Finance II LLC
8.000% due 04/15/2030 (n)		23,887	24,762

NPC Ukrenergo
6.875% due 11/09/2028		1,000	974

Ocado Group PLC
10.500% due 08/08/2029 (n)	GBP	8,500	11,705
11.000% due 06/15/2030 (n)		12,450	17,441

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(d)		$13,500	5,096
9.750% due 05/17/2035 ^(d)		5,000	2,236

QXO Building Products, Inc.
6.500% due 07/15/2031 (n)		1,900	1,937
6.875% due 07/15/2034		2,200	2,260

Road Michigan Property Owner I LLC
7.500% due 03/30/2045 (n)		61,051	60,883

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,500	1,393

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031		$58	53
4.100% due 10/01/2029		793	770

Thames Water Super Senior Issuer PLC
9.750% due 10/10/2027	GBP	14	19
9.750% due 10/10/2027		3	4

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$3,098	2,750
5.750% due 09/30/2039 (n)		15,369	15,144

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (n)	EUR	4,000	4,185
9.500% due 05/15/2030 (n)		$3,700	3,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tutor Perini Corp.
6.625% due 07/15/2033 (b)		$1,800	$1,812

U.S. Renal Care, Inc.
10.625% due 06/28/2028		3,751	3,488

Ubisoft Entertainment SA
0.878% due 11/24/2027 (n)	EUR	8,200	8,291

Valaris Ltd.
8.375% due 04/30/2030 (n)		$19,491	20,250

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	250,000	19,437

Vedanta Resources Finance II PLC
7.000% due 07/13/2032 (b)		$5,100	5,075
7.375% due 07/13/2034 (b)		5,100	5,055
7.750% due 07/13/2037 (b)		5,100	5,069

Viridien
8.500% due 10/15/2030 (n)	EUR	1,899	2,299
10.000% due 10/15/2030 (n)		$8,741	9,290

VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032 (n)		11,819	11,718

Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033 (n)		14,200	12,036

VZ Secured Financing BV
7.500% due 01/15/2033 (n)		3,625	3,473

Wayfair LLC
7.750% due 09/15/2030 (n)		4,100	4,313

			676,193

UTILITIES 2.7%

Altice Holdings 1 SARL
0.000% due 12/31/2099 «	EUR	26	403

COX Asset Mexico SA de CV
7.125% due 01/08/2032		$300	305
7.750% due 05/08/2036 (n)		400	410

FORESEA Holding SA
7.500% due 06/15/2030 (n)		562	555
7.500% due 06/15/2030		785	775

NGD Holdings BV
9.875% due 12/31/2029		734	719

Nova Securitisation SARL
5.750% due 02/03/2031 (n)		6,500	6,273
6.500% due 02/03/2036 (n)		4,400	4,141

OI SA
8.500% due 12/31/2028 ^(d)		68,637	729
10.000% due 06/30/2027 ^(d)		36,124	17,611

PBF Holding Co. LLC/PBF Finance Corp.
7.250% due 06/01/2034 (n)		2,400	2,378

Peru LNG SRL
5.375% due 03/22/2030 (n)		12,600	12,263

Qwest Corp.
7.375% due 05/01/2030 (n)		6,900	6,798

SW Finance I PLC
1.625% due 03/30/2027	GBP	5,080	6,563

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (n)		$800	794

Veon Midco BV
6.950% due 06/01/2031 (n)		3,600	3,597
7.450% due 06/01/2033 (n)		3,400	3,394

			67,708

Total Corporate Bonds & Notes (Cost $1,027,472)			953,457

CONVERTIBLE BONDS & NOTES 2.3%

BANKING & FINANCE 0.0%

Country Garden Holdings Co. Ltd.
0.000% due 12/31/2031 (g)(m)		431	30

INDUSTRIALS 2.3%

ams-OSRAM AG
2.125% due 11/03/2027 (n)	EUR	37,100	41,649

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH Network Corp.
3.375% due 08/15/2026		$5,900	$5,726

Ubisoft Entertainment SA
2.375% due 11/15/2028 (n)	EUR	9,400	10,553

			57,928

Total Convertible Bonds & Notes (Cost $58,654)			57,958

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050		$30	27
4.214% due 06/01/2050		2,400	1,695

			1,722

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		6,389	5,228

PENNSYLVANIA 0.2%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
8.000% due 06/30/2034		4,450	4,539

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		78,700	7,886

Total Municipal Bonds & Notes (Cost $23,500)			19,375

U.S. GOVERNMENT AGENCIES 5.5%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
5.992% due 11/25/2055 «~(n)		12,823	9,489

Federal Home Loan Mortgage Corp. REMICS
0.289% due 03/15/2043 •		69	44
0.453% due 09/15/2042 •(n)		711	396
0.684% due 07/15/2039 •(n)		2,207	1,809
1.358% due 03/15/2044 •(n)		1,822	1,347
2.115% due 02/15/2036 •(n)		4,034	3,827
3.000% due 12/25/2050 (a)(n)		5,850	1,045
3.393% due 02/15/2034 •(a)		489	46
3.500% due 10/15/2035 (a)		546	44

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
2.237% due 08/25/2058 ~		6,662	2,535
2.239% due 08/25/2057 ~		9,895	2,965
3.506% due 10/25/2058 ~		3,755	1,684
4.564% due 02/25/2059 ~		15,796	6,665
10.931% due 09/25/2060 ~		11,020	8,336

Federal Home Loan Mortgage Corp. STACR REMICS Trust
10.728% due 01/25/2042 •		1,800	1,856
11.128% due 10/25/2041 •		22,025	22,438
11.428% due 11/25/2041 •		24,363	24,971
12.128% due 02/25/2042 •		5,899	6,164

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.128% due 12/25/2041 •		10,600	10,803
9.628% due 10/25/2041 - 12/25/2041 •		21,610	21,976
9.828% due 11/25/2041 •		3,544	3,610
10.628% due 04/25/2042 •		2,600	2,715
13.128% due 03/25/2042 •		500	528
13.478% due 03/25/2042 •		600	636

Federal National Mortgage Association Interest STRIPS
5.000% due 02/25/2036 ~(a)		123	15

Federal National Mortgage Association REMICS
3.000% due 01/25/2042 (a)		32	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/25/2033 (a)	$439	$24
4.500% due 07/25/2050 (a)(n)	3,130	721

Government National Mortgage Association REMICS
2.996% due 01/20/2042 •(a)	541	52
3.500% due 09/16/2041 - 06/20/2042 (a)	248	23

Total U.S. Government Agencies (Cost $141,428)		136,764

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (p)(r)	1,274	1,264

U.S. Treasury Notes
4.125% due 02/15/2036	10	10

Total U.S. Treasury Obligations (Cost $1,331)		1,274

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

Adjustable Rate Mortgage Trust
4.103% due 05/25/2036 •	1,296	496
4.913% due 01/25/2035 •	1,282	1,241

Atrium Hotel Portfolio Trust
5.423% due 12/15/2036 •(n)	12,835	12,679

Banc of America Funding Trust
4.003% due 06/26/2036 •	3,391	2,897
5.500% due 01/25/2036	13	13
6.000% due 07/25/2037	266	229

BCAP LLC Trust
3.618% due 03/27/2036 ~	1,856	1,253
4.440% due 03/26/2037 þ	1,086	1,898
4.561% due 02/26/2036 ~	1,016	944
7.000% due 12/26/2036 ~	1,580	871

BCP Trust
4.937% due 06/15/2038 •	450	363

Bear Stearns ALT-A Trust
4.050% due 08/25/2036 ~	1,991	877
4.394% due 11/25/2036 ~	425	211
4.419% due 08/25/2046 ~	2,182	1,460
4.443% due 09/25/2035 ~	347	140
5.090% due 11/25/2034 ~	128	124

Benchmark Mortgage Trust
2.852% due 02/15/2054 ~(n)	8,388	5,007

BFLD Trust
6.690% due 10/15/2035 •	930	9
7.440% due 10/15/2035 •	4,700	35
7.940% due 10/15/2035 •	4,400	16

CD Mortgage Trust
5.688% due 10/15/2048	398	374

Chase Mortgage Finance Trust
4.646% due 12/25/2035 ~	5	5
6.000% due 02/25/2037	1,190	427
6.000% due 03/25/2037	267	132
6.000% due 07/25/2037	1,022	422

CHL Mortgage Pass-Through Trust
5.500% due 07/25/2037	404	156
6.000% due 04/25/2036	175	77

CIM Trust
4.750% due 12/25/2065 þ	1,887	1,846

Citigroup Mortgage Loan Trust, Inc.
4.303% due 04/25/2037 ~	877	778
4.449% due 03/25/2037 ~	187	162
4.768% due 11/25/2035 ~	9,319	4,328
6.000% due 11/25/2036 ~	8,094	4,234

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037	875	800

CLNY Trust
5.655% due 11/15/2038 •(n)	1,125	1,089
6.004% due 11/15/2038 •(n)	4,100	3,930
6.700% due 11/15/2038 •(n)	3,150	2,966

Countrywide Alternative Loan Trust
1.487% due 04/25/2037 •(a)	13,316	1,004
4.173% due 06/25/2037 ~	427	425
4.174% due 03/20/2046 •	1,911	1,823
4.303% due 08/25/2035 •	1,174	599
5.500% due 03/25/2035	376	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035		$2,408	$1,565
5.750% due 01/25/2035		133	132
5.750% due 02/25/2035		290	187
6.000% due 02/25/2035		389	316
6.000% due 04/25/2036		1,111	471
6.000% due 05/25/2036		5,937	2,732
6.000% due 02/25/2037		1,992	961
6.000% due 04/25/2037		4,006	1,667
6.000% due 08/25/2037 •		6,218	2,987
6.250% due 10/25/2036		1,358	758
6.250% due 12/25/2036 •		2,349	907
6.500% due 08/25/2036		655	183
6.500% due 09/25/2036		299	134
7.836% due 02/25/2036 •		677	524

Countrywide Alternative Loan Trust Resecuritization
6.000% due 08/25/2037 ~		1,301	631

CSMC Mortgage-Backed Trust
5.750% due 04/25/2036		829	370

CSMC Trust
5.140% due 07/15/2038 •(n)		1,000	835
8.044% due 07/15/2032 •(n)		2,227	2,186

DBGS Mortgage Trust
3.843% due 04/10/2037 (n)		1,000	939
5.285% due 10/15/2039 •(n)		1,000	1,001

Eurosail-U.K. PLC
5.216% due 06/13/2045 •	GBP	4,487	5,126
7.866% due 06/13/2045 •		1,394	1,550

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036		$942	228

GS Mortgage Securities Corp. Trust
4.872% due 07/15/2035 •(n)		1,298	850

GSR Mortgage Loan Trust
4.110% due 03/25/2037 ~		1,050	459
4.440% due 11/25/2035 ~		316	269

Hilton USA Trust
2.828% due 11/05/2035 (n)		2,100	1,751

HomeBanc Mortgage Trust
4.963% due 03/25/2035 •		47	31

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		6,532	1,897

JP Morgan Alternative Loan Trust
3.933% due 03/25/2037 ~		3,364	2,908

JP Morgan Chase Commercial Mortgage Securities Trust
4.472% due 04/15/2037 •(n)		939	932
4.982% due 04/15/2037 •(n)		5,636	5,554
5.280% due 06/15/2038 •(n)		1,100	994
6.923% due 02/15/2035 •(n)		4,772	4,516
7.235% due 10/05/2040 (n)		1,600	1,648

JP Morgan Mortgage Trust
4.319% due 06/25/2036 ~		233	146
5.234% due 01/25/2037 ~		302	254
5.293% due 02/25/2036 ~		603	377
5.496% due 10/25/2035 ~		5	5

Lehman Mortgage Trust
6.000% due 07/25/2037		2	2

Lehman XS Trust
4.203% due 06/25/2047 •		999	967

MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,815	1,021

Merrill Lynch Mortgage Investors Trust
4.244% due 03/25/2036 ~		1,449	641

Morgan Stanley Capital I Trust
5.540% due 12/15/2036 •		8,125	171

New Orleans Hotel Trust
5.262% due 04/15/2032 •(n)		2,200	2,177

NYO Commercial Mortgage Trust
4.835% due 11/15/2038 •(n)		1,000	1,000
6.285% due 11/15/2038 •(n)		2,500	2,492

Pretium Mortgage Credit Partners LLC
5.124% due 10/25/2055 þ		12,940	12,803

PRPM LLC
5.385% due 10/25/2030 þ(n)		4,509	4,485
5.503% due 08/25/2030 þ(n)		3,294	3,283
6.255% due 05/25/2030 þ		716	716

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RALI Trust
4.143% due 08/25/2036 •	$200	$208
4.223% due 05/25/2037 •	133	119
6.000% due 08/25/2036	208	182
6.000% due 05/25/2037	790	661

RBSSP Resecuritization Trust
3.983% due 10/27/2036 •	3,609	1,163
4.009% due 08/27/2037 •	8,000	3,871

Residential Asset Securitization Trust
5.750% due 02/25/2036	296	97
6.000% due 02/25/2037	1,475	593
6.250% due 09/25/2037	4,654	1,542

RFMSI Trust
4.847% due 02/25/2037 ~	1,218	713

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037 (n)	3,400	3,258

STARM Mortgage Loan Trust
5.346% due 04/25/2037 ~	99	40
5.644% due 02/25/2037 ~	114	98
6.114% due 02/25/2037 ~	715	666

Structured Adjustable Rate Mortgage Loan Trust
4.199% due 01/25/2036 ~	3,295	1,724
4.486% due 07/25/2035 ~	548	484
4.997% due 11/25/2036 ~	1,490	1,134

Structured Asset Mortgage Investments II Trust
3.883% due 08/25/2036 •	57	51

VASA Trust
4.640% due 07/15/2039 •(n)	1,000	982

Wachovia Mortgage Loan Trust LLC
1.559% due 08/25/2036 •	2,038	648

WaMu Mortgage Pass-Through Certificates Trust
3.236% due 10/25/2036 ~	417	370
3.788% due 07/25/2037 ~	305	277
3.976% due 02/25/2037 ~	690	626
3.994% due 02/25/2037 ~	391	342
4.590% due 07/25/2037 ~	664	621

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
4.584% due 05/25/2047 •	7	21
6.000% due 10/25/2035	710	569
6.000% due 03/25/2036	779	772
6.000% due 02/25/2037	2,097	1,804

Wells Fargo Commercial Mortgage Trust
5.761% due 09/15/2040 ~(n)	500	494

Worldwide Plaza Trust
3.526% due 11/10/2036 (n)	5,815	4,795

WSTN Trust
7.958% due 07/05/2037 ~(n)	3,700	3,735
8.748% due 07/05/2037 ~(n)	3,700	3,705
10.174% due 07/05/2037 ~(n)	3,000	3,010

Total Non-Agency Mortgage-Backed Securities (Cost $206,886)		174,599

ASSET-BACKED SECURITIES 6.3%

AUTOMOBILE ABS OTHER 0.2%

Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033	3,054	3,052
6.942% due 06/15/2033	812	812
10.219% due 06/15/2033	2,307	2,308

		6,172

CMBS OTHER 0.0%

LNR CDO III Ltd.
4.047% due 02/28/2043 •	3,114	0

N-Star REL CDO VIII Ltd.
4.181% due 02/01/2041 •	220	0

		0

HOME EQUITY OTHER 3.7%

ABFC Trust
4.063% due 06/25/2035 þ	14,191	13,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.708% due 07/25/2034 •	$38	$38
4.738% due 06/25/2035 •	894	861
4.813% due 03/25/2035 •	67	60
4.933% due 03/25/2035 •	122	97

ACE Securities Corp. Home Equity Loan Trust
4.753% due 05/25/2035 •	300	248

Aegis Asset-Backed Securities Trust
4.483% due 08/25/2035 •	8	8
4.723% due 08/25/2035 •	700	131
4.738% due 06/25/2035 •	900	298

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.678% due 09/25/2035 •	273	274
4.708% due 11/25/2035 •	400	354
4.708% due 01/25/2036 •	1,100	1,038
4.738% due 05/25/2035 •	204	200
4.783% due 01/25/2036 •	1,100	983
5.113% due 03/25/2033 •	21	20
5.683% due 09/25/2034 •	2,723	2,157

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.453% due 01/25/2036 •	333	364

Asset-Backed Securities Corp. Home Equity Loan Trust
4.663% due 11/25/2035 •	700	683
4.768% due 04/25/2035 •	5	6
4.783% due 05/25/2035 •	153	152
4.843% due 04/25/2035 •	300	277

Bear Stearns Asset-Backed Securities I Trust
4.783% due 04/25/2035 •	333	331
4.783% due 10/25/2035 •	117	117
4.843% due 12/25/2035 •	799	810

Citigroup Mortgage Loan Trust, Inc.
4.738% due 10/25/2035 •	677	500

Countrywide Asset-Backed Certificates
4.753% due 05/25/2035 •	27	27
4.858% due 05/25/2035 •	136	134

Countrywide Asset-Backed Certificates Trust
4.108% due 05/25/2037 •	7,926	6,727
4.552% due 05/25/2036 •	252	209
4.873% due 08/25/2035 •	84	83
5.236% due 07/25/2035 ~	7,025	5,538

Encore Credit Receivables Trust
4.498% due 07/25/2035 •	79	75
4.813% due 07/25/2035 •	233	209

FBR Securitization Trust
4.693% due 09/25/2035 •	1,900	1,732
4.738% due 11/25/2035 •	1,000	625

Fremont Home Loan Trust
4.063% due 01/25/2037 •	4,697	2,131
4.243% due 02/25/2036 •	12,771	9,443
4.438% due 01/25/2036 •	1,400	1,206
4.723% due 04/25/2035 •	1,300	1,156
4.828% due 06/25/2035 •(n)	106	105

GSAA Home Equity Trust
4.163% due 03/25/2037 •	953	253

GSAMP Trust
4.043% due 12/25/2036 •	1,140	606
4.163% due 01/25/2047 •	243	121

Home Equity Mortgage Loan Asset-Backed Trust
4.083% due 07/25/2037 •	2,175	1,200
4.468% due 03/25/2036 •	302	243

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 þ	90	22

Long Beach Mortgage Loan Trust
4.678% due 08/25/2035 •	1,000	932
4.888% due 04/25/2035 •	1,878	1,821
8.263% due 10/25/2034 •	3,608	3,253

MASTR Asset-Backed Securities Trust
4.663% due 10/25/2035 •	400	361
4.738% due 05/25/2035 •	8	9
4.768% due 03/25/2035 •	367	371
4.783% due 03/25/2035 •	208	169
4.813% due 05/25/2035 •	400	399
4.843% due 03/25/2035 •	479	474

Merrill Lynch Mortgage Investors Trust
3.817% due 03/25/2037 þ	5,641	1,019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.083% due 04/25/2037 •		$1,253	$502
4.708% due 02/25/2036 •		138	138
4.798% due 02/25/2036 •		80	79

Morgan Stanley ABS Capital I, Inc. Trust
3.913% due 10/25/2036 •		4,997	2,591
4.798% due 03/25/2035 •		253	231
4.858% due 01/25/2035 •		261	233

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		1,928	1,087

New Century Home Equity Loan Trust
4.408% due 12/25/2035 •		271	262
4.438% due 12/25/2035 •		573	520
4.543% due 03/25/2035 •		148	148
4.708% due 06/25/2035 •		106	115
4.738% due 06/25/2035 •		291	288
4.783% due 06/25/2035 •		366	384
4.888% due 03/25/2035 •		222	220

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.678% due 05/25/2035 •		525	424

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.738% due 07/25/2035 •		400	352

People’s Choice Home Loan Securities Trust
4.738% due 05/25/2035 •		300	221

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	2,735
7.238% due 09/25/2037 þ		7,382	2,765

Residential Asset Securities Corporation Trust
4.708% due 12/25/2035 •		538	443

Securitized Asset-Backed Receivables LLC Trust
4.183% due 03/25/2036 •		12,206	11,849

Soundview Home Loan Trust
4.738% due 11/25/2035 •		348	342

Structured Asset Investment Loan Trust
4.738% due 06/25/2035 •		3,778	3,451

			93,212

WHOLE LOAN COLLATERAL 1.4%

Bear Stearns Asset-Backed Securities I Trust
4.163% due 04/25/2037 •		5,847	5,100

First Franklin Mortgage Loan Trust
4.083% due 10/25/2036 •		2,402	1,547
4.813% due 03/25/2035 •		661	646

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
4.813% due 04/25/2035 •		64	64

Pretium Mortgage Credit Partners LLC
5.074% due 02/25/2056 þ		2,322	2,306
5.184% due 11/25/2055 þ		2,996	2,967
5.193% due 10/25/2055 þ(n)		4,900	4,907
5.265% due 12/25/2055 þ		943	934
5.342% due 12/25/2055 þ(n)		5,839	5,799
5.391% due 08/25/2055 þ(n)		3,035	3,039
5.510% due 04/25/2056 þ		3,736	3,729
6.244% due 05/25/2055 þ		1,131	1,133

RCO X Mortgage LLC
5.418% due 10/25/2030 þ		1,584	1,576

Securitized Asset-Backed Receivables LLC Trust
4.738% due 12/25/2034 •		119	107

VCAT LLC
5.101% due 01/25/2056 þ		874	868

			34,722

OTHER ABS 1.0%

Adagio VI CLO DAC
0.000% due 04/30/2031 ~	EUR	1,343	0

Apidos CLO XXVIII
0.000% due 10/20/2038 ~		$10,135	2,634

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		324,260	676

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	64

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,100	$405
0.000% due 03/31/2038 ~		2,441	1,103

Cork Street CLO DAC
0.000% due 11/27/2028 «~	EUR	700	47

Crown City CLO II
0.000% due 04/20/2035 ~		$1,600	383

Dryden 58 CLO Ltd.
0.000% due 07/17/2031 ~		14,311	109

Glacier Funding CDO III Ltd.
7.020% due 08/04/2035 •		7,164	422

GreenSky Home Improvement Issuer Trust
5.870% due 06/25/2059		604	611
6.360% due 06/25/2059		336	341

Man GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		1,100	383

Marble Point CLO XXIII Ltd.
0.000% due 01/22/2052 ~		5,200	1,255

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		15	0

Pagaya AI Debt Selection Trust
3.270% due 05/15/2029		402	399

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		8	2,333

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		7	1,279

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		3	687
0.000% due 10/15/2048 «(g)		3	773

South Coast Funding V Ltd.
4.965% due 08/06/2039 •		1,077	315

Taberna Preferred Funding V Ltd.
4.300% due 08/05/2036 •		4,923	4,652

Taberna Preferred Funding VI Ltd.
4.280% due 12/05/2036 •		6,360	5,914

			24,785

Total Asset-Backed Securities (Cost $234,580)			158,891

SOVEREIGN ISSUES 12.0%

Angola Government International Bonds
8.000% due 11/26/2029		3,403	3,465
9.375% due 03/31/2033		6,700	6,864

Argentina Bonar Bonds
0.750% due 07/09/2030 þ		9,499	5,902

Argentina Republic Government International Bonds
1.000% due 07/09/2029		946	863
3.500% due 07/09/2041 þ(n)		17,491	13,118
4.125% due 07/09/2046 þ		107	82
5.000% due 01/09/2038 þ(n)		22,691	18,992

Avenir Issuer IV Ireland DAC
6.000% due 10/25/2027		1,680	1,662

Brazil Government International Bonds
4.875% due 04/23/2033 (n)	EUR	1,900	2,181

Colombia TES
1.000% due 08/22/2029	COP	1,065,200	303
1.000% due 03/26/2031		651,300	157
1.000% due 11/28/2040		500	0
6.500% due 01/22/2031 (i)		539,154	156
7.000% due 06/30/2032		637,200	148
7.250% due 10/18/2034		769,700	171
9.250% due 05/28/2042		1,530,300	365
11.000% due 08/22/2029		8,525,200	2,421
11.500% due 07/25/2046		2,481,800	704
11.750% due 01/24/2035		236,814,100	68,052
12.000% due 03/13/2058		11,113,000	3,214
12.500% due 02/27/2030		94,906,900	27,944
12.750% due 11/28/2040		7,726,900	2,359
13.250% due 02/09/2033		3,975,100	1,227

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	869,100	1,893

Dominican Republic International Bonds
10.500% due 03/15/2037 (n)	DOP	953,800	16,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.750% due 06/01/2036 (n)	DOP	86,250	$1,559
10.750% due 06/01/2036		51,400	929
11.250% due 09/15/2035		45,950	851

DRC International Bonds
8.750% due 04/16/2032		$3,400	3,524
9.500% due 04/16/2037		300	315

Egypt Government Bonds
19.698% due 10/14/2030	EGP	2,172,700	42,153

Ghana Government International Bonds
0.000% due 07/03/2026 (g)		$29	29
0.000% due 01/03/2030 (g)(n)		120	108
5.000% due 07/03/2029 þ		762	754

Pakistan Government International Bonds
6.975% due 04/24/2029		3,700	3,712

Peru Government International Bonds
6.900% due 08/12/2037	PEN	4,600	1,379
6.950% due 08/12/2031		6,881	2,290

Qatar Government International Bonds
4.800% due 04/08/2033 (n)		$4,600	4,625

Republic of Kenya Government International Bonds
7.875% due 02/26/2034 (n)		2,700	2,689

Romania Government International Bonds
5.375% due 06/07/2033 (n)	EUR	2,700	3,117
5.875% due 07/11/2032 (n)		8,300	9,946
6.750% due 07/11/2039 (n)		1,500	1,819

Russia Foreign Bonds - Eurobond
5.625% due 04/04/2042		$13,400	9,380
5.875% due 09/16/2043		200	137

Turkiye Government Bonds
40.305% (BISTREFI + 0.000%) due 09/06/2028 ~(n)	TRY	490,700	10,575
40.760% (BISTREFI + 0.000%) due 08/19/2026 ~		500	11
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~(n)		98,200	2,125

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$766	551
0.000% due 02/01/2034 þ(h)		2,861	1,624
0.000% due 02/01/2035 þ(h)		2,418	1,459
0.000% due 02/01/2036 þ(h)(n)		2,015	1,214
4.500% due 02/01/2029 þ(n)		3,298	2,783
4.500% due 02/01/2034 þ		3,769	2,657
4.500% due 02/01/2035 þ		3,287	2,284
4.500% due 02/01/2036 þ		3,663	2,513

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(d)		3,898	1,925
9.250% due 05/07/2028 ^(d)		2,600	1,255
11.950% due 08/05/2031 ^(d)		1,500	818

Total Sovereign Issues (Cost $271,873)			300,348

		SHARES
COMMON STOCKS 2.9%

COMMUNICATION SERVICES 0.6%

Clear Channel Outdoor Holdings, Inc. (e)		1,167,686	2,826

iHeartMedia, Inc. Class A (e)		242,378	1,040

iHeartMedia, Inc. Class B «(e)		213,502	788

Promotora de Informaciones SA Class A (e)		1,233,318	431

SES SA «(e)		460,477	6,965

Uniti Group, Inc. (e)		255,797	2,934

			14,984

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(m)		97,336,701	0

West Marine «(e)(m)		13,000	82

			82

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%

Banca Monte dei Paschi di Siena SpA	2,152,500	$26,750

UBS Group AG	4,114	204

XBP Global Holdings, Inc. (e)	1,223	3

		26,957

INDUSTRIALS 1.2%

Drillco Holdings Luxembourg SA «(m)	76,260	1,748

Foresea Holdings SA «	31,696	727

Incora Intermediate II LLC «(e)(m)	704,040	27,751

McDermott International Ltd. (e)	461	10

Westmoreland Mining Holdings «(e)(m)	44,693	29

Westmoreland Mining LLC «(e)(m)	78,444	206

		30,471

REAL ESTATE 0.0%

Country Garden Holdings Co. Ltd. (e)	288,832	6

MNSN Holdings, Inc. (e)(m)	8,724	733

		739

Total Common Stocks (Cost $62,295)		73,233

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

Windstream Holdings II LLC - Exp. 08/01/2035 «	275,876	3,161

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	1,687	0

Total Warrants (Cost $1,680)		3,161

PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.4%

ADLER Group SA «	3,916,182	0

AGFC Capital Trust I
5.685% due 01/15/2067 (n)	1,800,000	1,125

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	110,000	95

Compeer Financial ACA
4.875% due 08/15/2026 (j)	4,400,000	4,368

WAFC Voussoir «	19,262,485	19,262

Windstream Holdings II LLC
11.000% «	9,034	10,070

		34,920

INDUSTRIALS 0.5%

Clover Holdings, Inc.
0.000% «(m)	37,854	725

SVB Financial Trust
0.000% due 11/07/2032 (g)	51,920	5
11.000% due 11/07/2032	9,947	4,576

Syniverse Holdings, Inc.
12.500% «(m)	7,623,513	5,554

Venture Global LNG, Inc.
9.000% due 09/30/2029 (j)(n)	1,660,000	1,619

		12,479

Total Preferred Securities (Cost $49,134)		47,399

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%

VICI Properties, Inc.		210,228	$5,582

Total Real Estate Investment Trusts (Cost $1,514)			5,582

SHORT-TERM INSTRUMENTS 3.3%

MUTUAL FUNDS 0.2%

State Street Institutional U.S. Government Money Market Fund, Premier Class
3.690% (l)		4,246,868	4,247

		PRINCIPAL AMOUNT (000S)
EGYPT TREASURY BILLS 0.2%
23.866% due 09/15/2026 - 10/20/2026 (f)(g)	EGP	252,800	4,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA TREASURY BILLS 2.2%
20.606% due 01/14/2027 - 01/28/2027 (f)(g)	NGN	83,267,100	$54,015

U.S. TREASURY BILLS 0.7%
3.691% due 07/21/2026 - 09/24/2026 (f)(g)(p)(r)		$18,476	18,419

Total Short-Term Instruments (Cost $81,168)			81,517

Total Investments in Securities (Cost $3,209,277)			2,987,037

		SHARES
INVESTMENTS IN AFFILIATES 8.5%

COMMON STOCKS 0.7%

AFFILIATED INVESTMENTS 0.7%

Windstream Servcies LLC (e)		1,416,163	16,243

Total Common Stocks (Cost $8,639)			16,243

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	20,135,783	$196,143

Total Short-Term Instruments (Cost $196,115)		196,143

Total Investments in Affiliates (Cost $204,754)		212,386

Total Investments 127.7% (Cost $3,414,031)		$3,199,423

Financial Derivative Instruments (o)(q) (0.5)% (Cost or Premiums, net $(33,180))		(11,958)

Other Assets and Liabilities, net (27.2)%		(680,278)

Net Assets Applicable to Common Shareholders 100.0%		$2,507,187

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Security becomes interest bearing at a future date.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Coupon represents a 7-Day Yield.
(m) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Clover Holdings, Inc.	12/09/2024	$568	$725	0.03%
Country Garden Holdings Co. Ltd.0.000% due 12/31/2031	12/31/2025	66	30	0.00
Drillco Holdings Luxembourg SA	06/08/2023	1,523	1,748	0.07
Incora Intermediate II LLC	01/31/2025	34,199	27,751	1.11
Incora Top Holdco LLC6.000% due 01/30/2033	01/31/2025 - 05/01/2026	16,275	25,651	1.02
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	97	733	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2026	7,530	5,554	0.22
West Marine	09/12/2023	187	82	0.00
Westmoreland Mining Holdings	07/29/2015 - 03/26/2019	1,161	29	0.00
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	365	206	0.01

		$61,971	$62,509	2.49%

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	3.850%	06/18/2026	07/20/2026			$(3,636)	$(3,642)
	3.990	05/05/2026	07/02/2026			(19,352)	(19,474)
	4.050	06/30/2026	TBD	(2)		(498)	(498)
BPS	(0.250)	06/17/2026	TBD	(2)	EUR	(703)	(804)
	2.500	06/17/2026	TBD	(2)	EUR	(947)	(1,083)
	2.500	06/18/2026	TBD	(2)		(1,042)	(1,191)
	2.520	06/17/2026	TBD	(2)		(6,016)	(6,880)
	2.590	06/17/2026	TBD	(2)		(17,316)	(19,805)
	4.000	07/02/2026	09/04/2026			$(6,794)	(6,794)
	4.040	05/04/2026	07/02/2026			(7,445)	(7,494)
	4.270	06/26/2026	09/28/2026		GBP	(11,978)	(15,898)
BRC	1.650	06/17/2026	TBD	(2)		(4,566)	(5,220)
	1.800	06/17/2026	TBD	(2)		(480)	(549)
	2.450	06/17/2026	07/01/2026			(1,291)	(1,477)
	2.450	06/17/2026	07/02/2026			(2,413)	(2,759)
	2.500	06/17/2026	TBD	(2)		(10,326)	(11,810)
	4.510	05/14/2026	09/10/2026			$(752)	(757)
	4.700	06/17/2026	10/15/2026			(3,745)	(3,751)
	4.760	05/14/2026	09/10/2026			(685)	(690)
	4.810	05/14/2026	09/10/2026			(5,362)	(5,396)
BYR	3.970	06/26/2026	08/03/2026			(17,861)	(17,871)
	4.120	04/23/2026	07/23/2026			(1,434)	(1,446)
	4.120	06/16/2026	08/17/2026			(14,779)	(14,805)
	4.170	06/15/2026	08/14/2026			(49,027)	(49,118)
CDC	4.020	05/13/2026	09/09/2026			(8,565)	(8,612)
	4.020	06/22/2026	10/20/2026			(1,281)	(1,282)
	4.070	06/23/2026	07/28/2026			(692)	(692)
	4.100	05/11/2026	09/01/2026			(85)	(86)
	4.100	05/15/2026	09/01/2026			(156)	(156)
	4.100	05/15/2026	09/09/2026			$(856)	(860)
	4.120	05/08/2026	08/21/2026			(1,715)	(1,725)
	4.120	05/13/2026	09/09/2026			(1,326)	(1,334)
	4.120	06/08/2026	07/02/2026			(1,410)	(1,413)
	4.120	06/10/2026	09/09/2026			(1,279)	(1,282)
	4.120	06/22/2026	10/20/2026			(24,844)	(24,869)
	4.120	06/25/2026	09/09/2026			(979)	(979)
	4.120	06/30/2026	07/01/2026			(3,161)	(3,162)
	4.120	07/01/2026	07/02/2026			(2,905)	(2,905)
	4.130	06/01/2026	09/01/2026			(13,192)	(13,238)
	4.130	06/02/2026	07/02/2026			(11,007)	(11,044)
	4.130	06/11/2026	09/01/2026			(21,293)	(21,342)
	4.130	06/30/2026	09/01/2026			(2,216)	(2,217)
	4.130	07/01/2026	09/01/2026			(1,790)	(1,790)
	4.170	04/28/2026	07/28/2026			(966)	(973)
	4.190	04/15/2026	07/15/2026			(318)	(321)
CEW	3.870	05/13/2026	TBD	(2)		(6,135)	(6,167)
	4.110	05/27/2026	08/27/2026			(45,357)	(45,538)
DBL	3.950	06/01/2026	TBD	(2)		(13,370)	(13,404)
	4.030	06/05/2026	07/01/2026			(14,706)	(14,749)
	4.070	07/01/2026	07/30/2026			(14,822)	(14,822)
	4.105	06/18/2026	08/21/2026			(19,339)	(19,368)
	4.195	06/26/2026	09/25/2026			(1,975)	(1,976)
	4.295	06/26/2026	09/25/2026			(3,216)	(3,218)
	4.395	06/26/2026	09/25/2026			(3,173)	(3,174)
DEU	3.800	06/11/2026	07/13/2026			(14,542)	(14,573)
	4.050	06/11/2026	07/13/2026			(1,518)	(1,521)
IND	4.130	04/15/2026	07/01/2026			(7,138)	(7,201)
	4.130	04/15/2026	07/02/2026			(521)	(525)
	4.130	04/15/2026	07/15/2026			(28,049)	(28,297)
	4.130	06/04/2026	09/04/2026			(442)	(444)
	4.130	06/15/2026	07/01/2026			(347)	(348)
	4.130	06/16/2026	09/16/2026			(4,498)	(4,506)
	4.130	07/01/2026	07/15/2026			(9,555)	(9,555)
	4.180	04/15/2026	07/15/2026			(2,617)	(2,641)
	4.190	04/08/2026	07/02/2026			(2,486)	(2,510)
JML	1.250	06/17/2026	TBD	(2)	EUR	(490)	(560)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	1.750%	06/17/2026	TBD	(2)	EUR	(264)	$(302)
	2.050	06/17/2026	TBD	(2)		(973)	(1,112)
JPS	4.070	05/14/2026	11/16/2026			$(447)	(449)
	4.220	05/14/2026	11/16/2026			(5,792)	(5,825)
	4.320	05/14/2026	11/16/2026			(2,965)	(2,982)
MBC	2.500	06/17/2026	TBD	(2)	EUR	(2,488)	(2,845)
MEI	4.100	05/29/2026	TBD	(2)		(225)	(226)
	4.100	06/30/2026	06/29/2028			(546)	(547)
MSB	4.470	05/18/2026	11/12/2026			(1,525)	(1,533)
	4.520	05/18/2026	11/12/2026			(3,993)	(4,015)
	4.670	05/18/2026	11/12/2026			(8,009)	(8,054)
MYI	1.750	06/17/2026	07/08/2026		EUR	(256)	(292)
	2.000	06/30/2026	07/14/2026			$(1,281)	(1,281)
	2.750	01/15/2026	07/08/2026			(275)	(279)
	3.250	12/19/2025	07/08/2026		GBP	(5,998)	(8,095)
	3.250	06/26/2026	07/08/2026			$(2,137)	(2,138)
NOM	4.000	03/05/2026	TBD	(2)		(24,163)	(24,480)
RDR	4.000	12/18/2025	TBD	(2)		(989)	(1,010)
RTA	4.145	04/17/2026	10/19/2026			(809)	(817)
	4.145	05/20/2026	11/20/2026			(5,677)	(5,704)
	4.145	06/02/2026	11/30/2026			(646)	(648)
	4.145	06/25/2026	11/20/2026			(1,459)	(1,460)
	4.370	06/05/2026	08/04/2026			(90)	(91)
	4.420	06/05/2026	08/04/2026			(11,736)	(11,773)
	4.470	06/05/2026	08/04/2026			(3,699)	(3,711)
SCX	4.050	02/17/2026	TBD	(2)		(12,536)	(12,725)
	4.050	04/16/2026	TBD	(2)		(87)	(88)
	4.100	05/18/2026	TBD	(2)		(1,240)	(1,246)
	4.170	06/26/2026	08/04/2026			(2,435)	(2,437)
SOG	2.360	06/17/2026	TBD	(2)	EUR	(4,394)	(5,025)
	2.360	06/26/2026	07/01/2026			(1,738)	(1,987)
	2.360	07/01/2026	TBD	(2)		(1,634)	(1,867)
	2.370	06/17/2026	TBD	(2)		(7,004)	(8,010)
	2.450	06/17/2026	TBD	(2)		(9,455)	(10,814)
	2.450	06/25/2026	TBD	(2)		(4,455)	(5,092)
	2.470	06/17/2026	TBD	(2)		(1,712)	(1,958)
	3.910	05/08/2026	TBD	(2)		$(4,361)	(4,385)
	4.110	04/16/2026	07/16/2026			(604)	(610)
	4.110	04/20/2026	07/08/2026			(2,064)	(2,081)
	4.180	05/29/2026	08/26/2026			(1,036)	(1,040)
	4.220	05/04/2026	08/04/2026			(10,242)	(10,311)
	4.220	05/22/2026	08/04/2026			(2,126)	(2,136)
	4.220	06/01/2026	08/04/2026			(11,941)	(11,983)
	4.230	04/07/2026	07/07/2026			(738)	(745)
	4.230	04/08/2026	07/08/2026			(2,593)	(2,619)
	4.230	04/16/2026	07/16/2026			(27,045)	(27,287)
	4.230	04/29/2026	07/16/2026			(3,710)	(3,737)
	4.230	05/13/2026	07/07/2026			(871)	(876)
	4.230	05/13/2026	07/16/2026			(540)	(543)
	4.230	05/28/2026	07/08/2026			(2,689)	(2,700)
	4.230	06/09/2026	07/16/2026			(1,287)	(1,290)
	4.230	06/17/2026	07/16/2026			(5,113)	(5,122)
	4.230	06/24/2026	07/16/2026			(1,643)	(1,644)
TDM	3.850	06/16/2026	TBD	(2)		(427)	(427)
	3.930	06/16/2026	TBD	(2)		(2,307)	(2,310)
	3.930	06/29/2026	TBD	(2)		(946)	(946)
UBS	1.700	07/02/2026	TBD	(2)	EUR	(533)	(609)
	1.750	06/17/2026	TBD	(2)		(1,583)	(1,810)
	2.200	06/22/2026	07/31/2026			$(2,399)	(2,400)
	2.470	06/17/2026	TBD	(2)	EUR	(3,531)	(4,038)
	2.527	06/30/2026	09/30/2026			(32,622)	(37,276)
	2.567	06/10/2026	09/10/2026			(5,671)	(6,490)
	2.850	06/22/2026	07/31/2026			$(4,545)	(4,548)
	3.000	12/19/2025	TBD	(2)		(2,385)	(2,424)
	3.250	05/26/2026	07/08/2026		GBP	(216)	(288)
	3.960	05/05/2026	08/04/2026			$(5,838)	(5,874)
	4.000	02/03/2026	TBD	(2)		(5,896)	(5,993)
	4.145	06/02/2026	11/30/2026			(10,867)	(10,903)

Total Reverse Repurchase Agreements							$(800,954)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	39

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(23,614)	$0	$(23,614)	$25,389	$1,775
BPS	0	(59,949)	0	(59,949)	59,667	(282)
BRC	0	(32,409)	0	(32,409)	55,867	23,458
BYR	0	(83,240)	0	(83,240)	95,025	11,785
CDC	0	(100,282)	0	(100,282)	109,697	9,415
CEW	0	(51,705)	0	(51,705)	53,329	1,624
DBL	0	(70,711)	0	(70,711)	64,285	(6,426)
DEU	0	(16,094)	0	(16,094)	18,633	2,539
IND	0	(56,027)	0	(56,027)	52,162	(3,865)
JML	0	(1,974)	0	(1,974)	1,899	(75)
JPS	0	(9,256)	0	(9,256)	10,535	1,279
MBC	0	(2,845)	0	(2,845)	3,137	292
MEI	0	(773)	0	(773)	874	101
MSB	0	(13,602)	0	(13,602)	17,263	3,661
MYI	0	(12,085)	0	(12,085)	12,728	643
NOM	0	(24,480)	0	(24,480)	30,310	5,830
RDR	0	(1,010)	0	(1,010)	1,005	(5)
RTA	0	(24,204)	0	(24,204)	42,008	17,804
SCX	0	(16,496)	0	(16,496)	17,676	1,180
SOG	0	(113,862)	0	(113,862)	125,862	12,000
TDM	0	(3,683)	0	(3,683)	3,875	192
UBS	0	(82,653)	0	(82,653)	60,412	(22,241)

Total Borrowings and Other Financing Transactions	$0	$(800,954)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(14,175)	$(140,022)	$(244,793)	$(192,784)	$(591,774)
U.S. Government Agencies	0	(16,094)	0	0	(16,094)
Non-Agency Mortgage-Backed Securities	0	0	(38,780)	(26,609)	(65,389)
Asset-Backed Securities	0	0	(11,374)	0	(11,374)
Sovereign Issues	(14,749)	(2,417)	(2,437)	(55,959)	(75,562)
Preferred Securities	0	(2,419)	0	0	(2,419)

Total Borrowings	$(28,924)	$(160,952)	$(297,384)	$(275,352)	$(762,612)

Payable for reverse repurchase agreements (4)					$(762,612)

(n)	Securities with an aggregate market value of $865,562 and cash of $1,895 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2026 was $(517,955) at a weighted average interest rate of 3.934%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(38,342) is outstanding at period end.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

(o) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.395%	$		900	$(9)	$20	$11	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2029	0.464			600	0	10	10	0	0
Boeing Co.	1.000	Quarterly	12/20/2030	0.561			20,300	315	53	368	1	0
Oracle Corp.	1.000	Quarterly	06/20/2030	1.423			3,700	81	(136)	(55)	1	0
Stellantis NV	5.000	Quarterly	12/20/2030	1.653		EUR	200	38	(6)	32	0	0
Venture Global LNG, Inc.	5.000	Quarterly	12/20/2030	2.113	$		4,700	144	395	539	8	0
Worldline SA/France	5.000	Quarterly	12/20/2027	6.803		EUR	1,200	(116)	84	(32)	1	0
Worldline SA/France	5.000	Quarterly	12/20/2028	8.139			200	(29)	14	(15)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2030	9.729			36,800	(6,007)	(240)	(6,247)	66	0

								$(5,583)	$194	$(5,389)	$77	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	40,140	$(853)	$(456)	$(1,309)	$0	$(55)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		15,700	1,524	2,781	4,305	28	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		8,000	891	482	1,373	15	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,900	800	2,452	3,252	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		$12,450	(2)	223	221	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		49,800	(123)	(644)	(767)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		20,600	(5)	348	343	5	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	02/17/2027		90,000	(893)	1,250	357	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		6,000	(2)	104	102	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		19,900	(51)	(240)	(291)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		73,900	280	(2,207)	(1,927)	0	(44)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		83,700	(7,417)	4,242	(3,175)	0	(51)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		47,100	(11)	2,712	2,701	46	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		71,000	(17)	4,150	4,133	70	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		175,700	1,523	(2,408)	(885)	0	(203)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		263,700	8,727	(17,826)	(9,099)	0	(385)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		38,700	(732)	946	214	57	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2029		384,000	353	8,317	8,670	0	(682)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		568,100	(5,582)	(8,314)	(13,896)	0	(1,127)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		3,600	(60)	531	471	8	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		330,360	2,355	(8,321)	(5,966)	0	(828)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		6,100	(1)	839	838	15	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		19,700	1,152	1,906	3,058	50	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		313,010	(4,568)	(4,804)	(9,372)	0	(828)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	07/02/2031		418,500	2,214	(511)	1,703	0	(1,136)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		97,600	(1,365)	13,084	11,719	276	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		128,200	870	17,418	18,288	376	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		69,800	(9,546)	1,229	(8,317)	0	(240)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		28,110	(461)	1,016	555	137	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	02/15/2036		62,000	(39)	104	65	309	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		161,500	(4,025)	(16,620)	(20,645)	0	(1,195)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		17,610	341	789	1,130	150	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/11/2049		2,200	(3)	750	747	16	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		19,800	(137)	7,577	7,440	141	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		28,200	(69)	11,739	11,670	195	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		29,300	(114)	11,667	11,553	206	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		9,800	(29)	3,320	3,291	72	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		17,000	1,539	6,950	8,489	112	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		144,400	962	62,487	63,449	1,034	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027	BRL	2,600	0	(40)	(40)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,300	0	(20)	(20)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,300	0	(19)	(19)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		700	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,000	0	(33)	(33)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		7,100	0	(70)	(70)	0	0
Pay	1-Year BRL-CDI	13.172	Maturity	01/02/2031		50,500	3	(207)	(204)	29	0
Pay	1-Year BRL-CDI	13.180	Maturity	01/02/2031		430,500	(174)	(1,539)	(1,713)	243	0
Pay	1-Year BRL-CDI	13.330	Maturity	01/02/2031		2,300	0	(7)	(7)	1	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	41

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	13.724%	Maturity	01/02/2031	BRL	200,800	$0	$(251)	$(251)	$112	$0
Pay	1-Year BRL-CDI	13.790	Maturity	01/02/2031		53,200	0	(50)	(50)	30	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031		261,500	0	(134)	(134)	146	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027	COP	2,643,800	(1)	0	(1)	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028		271,200	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	21,400	392	2,230	2,622	21	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		17,200	1,607	1,298	2,905	19	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		1,900	149	(9)	140	2	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		8,100	702	3,694	4,396	10	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		39,800	480	4,918	5,398	0	(6)

							$(9,416)	$116,815	$107,399	$3,948	$(6,808)

Total Swap Agreements							$(14,999)	$117,009	$102,010	$4,025	$(6,808)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,025	$4,025	$0	$0	$(6,808)	$(6,808)

(p)
Securities with an aggregate market value of $2,896 and cash of $80,349 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(q) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2026	AUD	35		$25	$1	$0

BOA	07/2026	DOP	133,076		2,262	16	0
	07/2026	GBP	17		22	0	0
	07/2026	JPY	691		4	0	0
	07/2026		$5,184	EUR	4,454	0	(95)
	07/2026		1,137	GBP	845	0	(17)
	08/2026	DOP	75,171		$1,264	15	0
	08/2026	HKD	7,089		906	1	0
	09/2026	KZT	25,581		51	0	(1)
	12/2026	COP	6,524,207		1,640	0	(196)

BPS	07/2026	BRL	18,335		3,542	0	(10)
	07/2026	EUR	5,726		6,612	70	0
	07/2026	GBP	100		132	0	0
	07/2026	JPY	2,337		15	0	0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2026		$3,610	BRL	18,335	$0	$(58)
	07/2026		1,898	EUR	1,672	12	0
	07/2026		3,247	ZAR	53,273	0	0
	08/2026		2,771	BRL	14,113	0	(58)
	08/2026		1,764	EUR	1,546	5	0
	09/2026	COP	616,361		$167	0	(10)
	09/2026	IDR	134,161		7	0	0
	09/2026		$32	IDR	564,420	0	(1)
	12/2026		7		135,074	0	0
	08/2030	KWD	163		$550	17	0
	01/2031		6,024		20,303	598	0
	06/2031		1,204		4,051	110	0

BRC	07/2026	TRY	1,077,206		22,625	0	(130)
	07/2026		$22,090	TRY	1,056,619	229	0
	07/2026		16,198	ZAR	263,103	0	(161)

BSH	07/2026	JPY	12,386		$78	2	0
	09/2026	COP	31,598,902		8,098	0	(983)

CBK	07/2026	EUR	2,688		3,135	64	0
	07/2026		$1,338	EGP	71,596	111	0
	07/2026		4,645	EUR	3,985	0	(91)
	07/2026		1,209	GBP	901	0	(14)
	08/2026	EUR	6,634		$7,569	0	(21)
	09/2026	COP	44,188,022		11,879	0	(820)
	09/2026	IDR	574,766		32	0	0
	09/2026	KZT	99,213		196	0	(6)
	09/2026		$8	IDR	135,271	0	0
	09/2026		12	PEN	40	0	0
	12/2026	PEN	14,023		$4,012	0	(66)
	12/2026		$32	IDR	578,614	0	0

DUB	07/2026	KZT	14,097		$30	0	0
	07/2026		$1,919	EGP	103,585	178	0
	07/2026		7,558	ZAR	122,345	0	(100)
	08/2026	KZT	107,253		$222	1	0
	09/2026	IDR	283,446		16	0	0
	11/2026	KZT	54,224		109	1	0
	12/2026		$16	IDR	285,351	0	0

FAR	07/2026	GBP	30,586		$41,130	559	0
	07/2026		$2,897	EUR	2,540	5	0
	07/2026		36	GBP	27	0	0
	07/2026		352	JPY	56,999	0	(2)
	07/2026		10,561	ZAR	174,292	62	0
	08/2026	EUR	2,540		$2,901	0	(5)
	08/2026	GBP	71		94	0	0
	08/2026	JPY	56,850		352	2	0
	09/2026		$46,441	BRL	239,039	0	(818)
	03/2027	COP	58,251,785		$14,335	0	(1,698)

GLM	07/2026	BRL	15,142		2,925	0	(8)
	07/2026	DOP	12,532		210	0	0
	07/2026		$3,001	BRL	15,142	0	(68)
	07/2026		513	CAD	730	2	0
	08/2026	CAD	729		$513	0	(2)
	08/2026	DOP	164,446		2,714	15	(32)
	08/2026		$4,506	BRL	23,026	0	(80)
	09/2026	DOP	434,252		$7,128	19	(80)
	09/2026		$6,000	BRL	30,883	0	(105)
	09/2026		22	IDR	389,894	0	0
	10/2026	DOP	17,213		$289	5	0
	11/2026		304,278		5,004	0	(6)
	12/2026		17,861		299	6	0

JPM	07/2026	AUD	150		107	3	0
	07/2026	BRL	33,554		6,520	21	0
	07/2026	KZT	8,209		17	0	0
	07/2026		$6,482	BRL	33,554	18	0
	08/2026	HKD	26,334		$3,366	3	0
	09/2026	COP	454,800		125	0	(6)
	10/2026		$6,520	BRL	34,293	0	(21)
	12/2026		242	MXN	4,245	0	(3)

MBC	07/2026	AUD	1		$1	0	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	43

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2026	EUR	23,508		$27,283	$422	$0
	07/2026	JPY	11,541		73	2	0
	07/2026		$70	AUD	102	0	0
	07/2026		7,808	EUR	6,778	0	(63)
	08/2026	AUD	102		$71	0	0
	08/2026		$1,959	EGP	105,998	156	0
	08/2026		8,568	EUR	7,503	17	0

NGF	09/2026		5	IDR	82,584	0	0

SCX	07/2026	GBP	19,214		$25,853	366	0
	08/2026	HKD	24,851		3,177	3	0
	09/2026	KZT	8,375		17	0	0
	09/2026		$12	IDR	212,414	0	0

SOG	07/2026	EUR	285,909		$333,525	6,845	0
	07/2026	JPY	30,052		189	4	0
	07/2026		$57	AUD	83	0	0
	07/2026		342,322	EUR	300,942	1,535	0
	07/2026		38	GBP	29	0	0
	08/2026	AUD	83		$57	0	0
	08/2026	EUR	300,942		342,786	0	(1,532)
	08/2026	GBP	29		38	0	0

SSB	07/2026	CAD	750		544	15	0
	07/2026	EUR	2,540		2,882	0	(20)
	07/2026		$5	CAD	7	0	0
	07/2026		63,543	GBP	48,071	220	0
	08/2026	CAD	7		$5	0	0
	08/2026	GBP	48,071		63,542	0	(220)

UAG	09/2026	COP	120,047,452		31,129	0	(3,371)

Total Forward Foreign Currency Contracts						$11,736	$(10,978)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)		Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
											Asset	Liability
BOA	Panama Government International Bonds	1.000%	Quarterly	12/20/2028	0.486%			$8,500	$(351)	$456	$105	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146			15,700	(802)	30	0	(772)

BPS	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			3,230	(450)	117	0	(333)

BRC	Panama Government International Bonds	1.000	Quarterly	12/20/2028	0.486			9,500	(392)	510	118	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			400	(32)	16	0	(16)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146			3,000	(170)	23	0	(147)

CBK	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			12,900	(1,795)	466	0	(1,329)
	Israel Government International Bonds	1.000	Quarterly	06/20/2027	0.167			2,000	(10)	26	16	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			1,700	(138)	70	0	(68)

DBL	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863		EUR	5,100	(1,273)	127	0	(1,146)

DUB	Eskom «	4.650	Quarterly	06/30/2029	—	♦		$6,783	0	347	347	0
	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦		159	0	1	1	0

GST	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.561			1,000	140	(96)	44	0
	Israel Government International Bonds	1.000	Quarterly	12/20/2029	0.408			900	(25)	43	18	0
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	53,300	(28)	9	0	(19)

JPM	ION platform Finance SA	5.000	Quarterly	06/20/2030	9.785		EUR	500	(84)	3	0	(81)
	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863			2,000	(483)	34	0	(449)
	Israel Government International Bonds	1.000	Quarterly	12/20/2029	0.408			$200	(6)	10	4	0
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	53,300	(28)	9	0	(19)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			$2,600	(203)	99	0	(104)

MYC	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			12,750	(1,757)	443	0	(1,314)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
	Israel Government International Bonds	1.000%	Quarterly	12/20/2029	0.408%	$400	$(10)	$18	$8	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	1.573	2,600	(507)	473	0	(34)

							$(8,404)	$3,234	$661	$(5,831)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	15,331	$(4,216)	$3,002	$0	$(1,214)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045		5,745	(273)	(209)	0	(482)
	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		1,301	(354)	251	0	(103)

MEI	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		17,924	(4,934)	3,515	0	(1,419)

MYI	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		19,512	0	(1,545)	0	(1,545)

							$(9,777)	$5,014	$0	$(4,763)

Total Swap Agreements							$(18,181)	$8,248	$661	$(10,594)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	32	0	105	137	(309)	0	(772)	(1,081)	(944)	1,057	113
BPS	812	0	0	812	(137)	0	(333)	(470)	342	(200)	142
BRC	229	0	118	347	(291)	0	(1,377)	(1,668)	(1,321)	1,402	81
BSH	2	0	0	2	(983)	0	0	(983)	(981)	886	(95)
CBK	175	0	16	191	(1,018)	0	(1,397)	(2,415)	(2,224)	2,187	(37)
DBL	0	0	0	0	0	0	(1,146)	(1,146)	(1,146)	0	(1,146)
DUB	180	0	348	528	(100)	0	0	(100)	428	742	1,170
FAR	628	0	0	628	(2,523)	0	0	(2,523)	(1,895)	1,701	(194)
GLM	47	0	0	47	(381)	0	0	(381)	(334)	373	39
GST	0	0	62	62	0	0	(604)	(604)	(542)	547	5
JPM	45	0	4	49	(30)	0	(653)	(683)	(634)	612	(22)
MBC	597	0	0	597	(63)	0	0	(63)	534	(390)	144
MEI	0	0	0	0	0	0	(1,419)	(1,419)	(1,419)	1,536	117
MYC	0	0	8	8	0	0	(1,348)	(1,348)	(1,340)	1,347	7
MYI	0	0	0	0	0	0	(1,545)	(1,545)	(1,545)	1,079	(466)
SCX	369	0	0	369	0	0	0	0	369	(490)	(121)
SOG	8,384	0	0	8,384	(1,532)	0	0	(1,532)	6,852	(6,820)	32
SSB	235	0	0	235	(240)	0	0	(240)	(5)	0	(5)
UAG	0	0	0	0	(3,371)	0	0	(3,371)	(3,371)	3,027	(344)

Total Over the Counter	$11,736	$0	$661	$12,397	$(10,978)	$0	$(10,594)	$(21,572)

(r)
Securities with an aggregate market value of $16,496 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦
Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	45

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$77	$0	$0	$3,948	$4,025

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,736	$0	$11,736
Swap Agreements	0	661	0	0	0	661

	$0	$661	$0	$11,736	$0	$12,397

	$0	$738	$0	$11,736	$3,948	$16,422

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,808	$6,808

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,978	$0	$10,978
Swap Agreements	0	10,594	0	0	0	10,594

	$0	$10,594	$0	$10,978	$0	$21,572

	$0	$10,594	$0	$10,978	$6,808	$28,380

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(172)	$(172)
Swap Agreements	0	1,835	0	0	(553)	1,282

	$0	$1,835	$0	$0	$(725)	$1,110

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,332)	$0	$(3,332)
Written Options	0	0	0	320	0	320
Swap Agreements	0	6,059	0	0	0	6,059

	$0	$6,059	$0	$(3,012)	$0	$3,047

	$0	$7,894	$0	$(3,012)	$(725)	$4,157

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(50)	$0	$0	$(36,562)	$(36,612)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,459	$0	$12,459
Swap Agreements	0	(2,418)	0	0	0	(2,418)

	$0	$(2,418)	$0	$12,459	$0	$10,041

	$0	$(2,468)	$0	$12,459	$(36,562)	$(26,571)

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$718,498	$254,981	$973,479
Corporate Bonds & Notes
Banking & Finance	0	207,156	2,400	209,556
Industrials	0	626,781	49,412	676,193
Utilities	0	67,305	403	67,708
Convertible Bonds & Notes
Banking & Finance	0	30	0	30
Industrials	0	57,928	0	57,928
Municipal Bonds & Notes
California	0	1,722	0	1,722
Michigan	0	5,228	0	5,228
Pennsylvania	0	4,539	0	4,539
West Virginia	0	7,886	0	7,886
U.S. Government Agencies	0	127,275	9,489	136,764
U.S. Treasury Obligations	0	1,274	0	1,274
Non-Agency Mortgage-Backed Securities	0	174,599	0	174,599
Asset-Backed Securities
Automobile ABS Other	0	6,172	0	6,172
Home Equity Other	0	93,212	0	93,212
Whole Loan Collateral	0	34,722	0	34,722
Other ABS	0	19,666	5,119	24,785
Sovereign Issues	0	300,348	0	300,348
Common Stocks
Communication Services	7,231	0	7,753	14,984
Consumer Discretionary	0	0	82	82
Financials	26,753	204	0	26,957
Industrials	10	0	30,461	30,471
Real Estate	739	0	0	739
Warrants
Communication Services	0	0	3,161	3,161
Preferred Securities
Banking & Finance	0	5,588	29,332	34,920
Industrials	0	6,200	6,279	12,479
Real Estate Investment Trusts
Real Estate	5,582	0	0	5,582

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Short-Term Instruments
Mutual Funds	$4,247	$0	$0	$4,247
Egypt Treasury Bills	0	4,836	0	4,836
Nigeria Treasury Bills	0	54,015	0	54,015
U.S. Treasury Bills	0	18,419	0	18,419

	$44,562	$2,543,603	$398,872	$2,987,037

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	16,243	0	16,243
Short-Term Instruments
Central Funds Used for Cash Management Purposes	196,143	0	0	196,143

	$196,143	$16,243	$0	$212,386

Total Investments	$240,705	$2,559,846	$398,872	$3,199,423

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,025	0	4,025
Over the counter	0	12,049	348	12,397

	$0	$16,074	$348	$16,422

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,808)	0	(6,808)
Over the counter	0	(16,809)	(4,763)	(21,572)

	$0	$(23,617)	$(4,763)	$(28,380)

Total Financial Derivative Instruments	$0	$(7,543)	$(4,415)	$(11,958)

Totals	$240,705	$2,552,303	$394,457	$3,187,465

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$160,420	$69,176	$(72,180)	$698	$326	$(5,191)	$101,732	$0	$254,981	$(1,152)
Corporate Bonds & Notes
Banking & Finance	862	2,447	(6)	0	0	6	0	(909)	2,400	(47)
Industrials	44,914	3,965	(4,206)	93	0	4,646	0	0	49,412	3,540
Utilities	0	307	0	(7)	0	103	0	0	403	104
U.S. Government Agencies	8,490	0	(256)	196	84	975	0	0	9,489	969
Asset-Backed Securities
Other ABS	6,139	0	0	8	(2,226)	1,151	47	0	5,119	(817)
Common Stocks
Communication Services	23,486	0	(20,869)	0	11,074	(5,938)	0	0	7,753	7,422
Consumer Discretionary	82	0	0	0	0	0	0	0	82	0
Financials	15,885	0	(16,276)	0	(15,135)	15,526	0	0	0	0
Health Care	57,417	0	(51,345)	0	(1,796)	(4,276)	0	0	0	0
Industrials	26,133	67	0	0	0	4,261	0	0	30,461	4,261
Real Estate (3)	35	0	0	0	0	698	0	(733)	0	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	47

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Warrants
Communication Services	$4,604	$1,681	$(4,150)	$0	$1,096	$(70)	$0	$0	$3,161	$1,481
Financials	3	0	(16)	0	(10,148)	10,161	0	0	0	0
Preferred Securities
Banking & Finance	0	28,296	0	0	0	1,036	0	0	29,332	1,036
Industrials	7,061	871	0	0	0	(1,653)	0	0	6,279	(1,652)

	$355,531	$106,810	$(169,304)	$988	$(16,725)	$21,435	$101,779	$(1,642)	$398,872	$15,145

Financial Derivative Instruments - Assets
Over the counter	$450	$0	$(6)	$0	$0	$(96)	$0	$0	$348	$(91)

Financial Derivative Instruments - Liabilities
Over the counter	$(5,264)	$2,755	$(153)	$0	$3,767	$(5,868)	$0	$0	$(4,763)	$(1,630)

Totals	$350,717	$109,565	$(169,463)	$988	$(12,958)	$15,471	$101,779	$(1,642)	$394,457	$13,424

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$110,806	Discounted Cash Flow	Discount Rate		6.790-11.323	8.639
	11,012	Indicative Market Quotation	Broker Quote		101.250	—
	2,285	Recent Transaction	Commitment		99.000-99.500	99.348
	7,722	Recent Transaction	Purchase Price		99.000	—
	10,357	Recent Transaction	Purchase Price	$	100.000	—
	112,799	Third Party Vendor	Broker Quote		57.500-126.000	105.595
Corporate Bonds & Notes
Banking & Finance	2,057	Discounted Cash Flow	Discount Rate		6.340	—
	343	Recent Transaction	Purchase Price	EUR	100.000	—
Industrials	49,412	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/ Discount Rate X/%		13.000/10.250	—
Utilities	403	Indicative Market Quotation	Broker Quote	EUR	13.500	—
U.S. Government Agencies	9,489	Discounted Cash Flow	Discount Rate		9.827	—
Asset-Backed Securities
Other ABS	5,072	Discounted Cash Flow	Discount Rate		12.000-20.000	18.560
	47	Expected Recovery	Price		5.880	—
Common Stocks
Communication Services	6,965	Indicative Market Quotation	Broker Quote	$	15.125	—
	788	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	82	Expected Recovery	Price	$	0.000	—
Industrials	27,751	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/ Discount Rate X/%		13.000/10.250	—
	206	Indicative Market Quotation / Recent Transaction	Broker Quote / Purchase Price $/$		3.250/2.000	—
	2,504	Indicative Market Quotation	Broker Quote	$	0.656-22.917	22.656
Warrants
Communication Services	3,161	Other Valuation Techniques (4)	—		—	—
Preferred Securities
Banking & Finance	10,070	Discounted Cash Flow	Discount Rate		11.630	—
	19,262	Recent Transaction	Purchase Price	$	1.000	—
Industrials	725	Comparable Companies	Revenue/ EBITDA Multiple X		4.625/18.000	—
	5,554	Discounted Cash Flow	Discount Rate		26.880	—

Financial Derivative Instruments - Assets
Over the counter	348	Indicative Market Quotation	Broker Quote		0.053-5.109	5.100

Financial Derivative Instruments - Liabilities
Over the counter	(4,763)	Indicative Market Quotation	Broker Quote		91.500-92.000	91.950

Total	$394,457

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Real Estate since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 35.9%

ADI Global Distribution Funding LLC
TBD% due 06/17/2033		$300	$301

Aligned Data Centers International LP
7.164% due 05/16/2028 «~		3,690	3,690

Altice France SA
7.798% (TSFR3M + 3.673%) due 04/30/2028 ~		393	395
8.735% - 8.736% (TSFR3M + 3.673%) due 10/30/2028 ~		1,475	1,476
9.048% (TSFR3M + 3.653%) due 05/14/2029 ~		6,980	7,012
9.079% (EUR003M + 2.240%) due 05/30/2031 ~	EUR	75	87
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~		$5,551	5,679

Bausch Health Cos., Inc.
9.894% (TSFR1M + 3.644%) due 10/08/2030 ~		11,340	11,023

BDO USA PC
8.121% (TSFR1M + 3.621%) due 08/31/2028 «~		183	181
8.648% (TSFR3M + 3.643%) due 08/31/2028 «~		2,388	2,385

Central Parent, Inc.
6.982% (TSFR3M + 3.732%) due 07/06/2029 ~		12,222	8,067

Clover Holdings 2 LLC
TBD% - 4.000% due 12/10/2029 «µ		803	741
7.375% (TSFR1M + 3.633%) due 12/09/2031 ~		818	783

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~		4,060	4,186

Crowe LLP
TBD% due 05/13/2033 «µ		3,200	3,170
TBD% - 0.500% due 05/13/2033 «µ		300	297

Cyberswift U.S. Finco LLC
7.427% (TSFR3M + 3.677%) due 10/08/2032 ~		1,800	1,798

Databricks, Inc.
TBD% - 1.000% due 01/05/2032 µ		399	399
8.114% (TSFR1M + 3.612%) due 01/05/2032 ~		1,801	1,799

Dialysis Holdco LLC
9.644% (TSFR1M + 3.644%) due 11/26/2030 «~		8,240	8,374

Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		6,571	6,581

Dun & Bradstreet Corp.
TBD% - 9.121% (TSFR1M + 3.621%) due 08/26/2032 «~µ		174	172
9.153% (TSFR1M + 3.644%) due 08/26/2032 «~		1,728	1,629

Envalior Finance GmbH
7.650% (EUR003M + 2.150%) due 03/29/2030 ~	EUR	1,900	2,021

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~		$11,436	10,573
10.751% (TSFR6M + 3.751%) due 09/15/2033 «~		3,528	3,105

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~		10,673	10,092

Gaia Purchaser, Inc.
TBD% due 06/25/2033 «		500	501

Galaxy U.S. Opco, Inc. (5.663% Cash and 3.250% PIK)
8.913% (TSFR3M + 3.663%) due 07/31/2030 ~(c)		5,976	5,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~		$5,186	$5,176

Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		5,051	4,665

ION Platform Finance U.S., Inc.
7.482% (TSFR3M + 3.732%) due 10/07/2032 ~		4,291	3,106

Ivanti Software, Inc.
TBD% - 9.414% (TSFR3M + 3.658%) due 06/01/2029 ~µ		1,253	1,217
8.414% (TSFR3M + 3.658%) due 06/01/2029 ~		9,378	4,150

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		1,140	1,140

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		75	73

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(c)		424	410

Magenta Security Holdings LLC
9.913% (TSFR3M + 3.663%) due 07/27/2028 ~		113	112
10.173% (TSFR3M + 3.663%) due 07/27/2028 ~		552	95
10.673% (TSFR3M + 3.663%) due 07/27/2028 ~		119	80
10.923% (TSFR3M + 3.663%) due 07/27/2028 ~		155	59

McAfee LLC
6.644% (TSFR1M + 3.644%) due 03/01/2029 ~		3,176	2,831

Mercury Aggregator LP
TBD% due 04/03/2027 «		2,172	0

MH Sub I LLC
7.894% (TSFR1M + 3.644%) due 12/31/2031 ~		2,069	1,798

MPH Acquisition Holdings LLC
7.413% (TSFR3M + 3.663%) due 12/31/2030 ~		5,006	5,023
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		10,392	9,176

Newfold Digital Holdings Group, Inc.
7.214% (TSFR1M + 3.612%) due 04/30/2029 ~		3,192	2,381
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		223	181

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		2,981	2,981

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		21,892	19,812
11.516% (TSFR3M + 3.666%) due 02/01/2029 ~		2,164	1,471

Polaris Newco LLC
6.150% (EUR003M + 2.150%) due 06/02/2028 ~	EUR	5,259	5,221
7.925% (TSFR3M + 3.663%) due 06/02/2028 ~		$9,627	8,391

Poseidon Bidco SASU
7.504% due 03/13/2030	EUR	2,400	795

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 «~		20,771	23,199

QXO, Inc.
TBD% due 04/30/2032		$1,600	1,598

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		7,867	6,871

Softbank Vision Fund II
7.382% (TSFR3M + 3.732%) due 04/25/2029 «~		5,690	5,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spruce Bidco II, Inc.
TBD% - 8.461% (TSFR6M + 3.621%) due 01/30/2032 «~µ		$275	$275
5.977% (JY0003M + 0.000%) due 01/30/2032 «~	JPY	23,382	145
7.047% (CDOR06 + 0.000%) due 01/30/2032 «~	CAD	219	155
8.413% (TSFR3M + 3.663%) due 01/30/2032 «~		$1,208	1,216

Steenbok Lux Finco 2 SARL
TBD% due 12/31/2028	EUR	16,697	7,727

Stepstone Group Midco 2 GmbH
6.885% (EUR006M + 2.459%) due 04/26/2032 ~		8,300	7,785
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$4,489	3,639

Stonepeak Bayou Holdings LP
6.482% (TSFR3M + 3.732%) due 10/01/2032 ~		2,594	2,591

Stormlight
8.370% due 05/13/2030 «~		3,590	3,590

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	6,500	7,387

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$15,543	13,555

TransDigm, Inc.
6.144% (TSFR1M + 3.644%) due 02/13/2033 ~		2,200	2,202

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		21,089	20,791

Unicorn Bay
13.000% due 12/31/2026 «	HKD	31,031	4,006

Upfield BV
TBD% due 10/31/2030	EUR	5,358	5,887
8.980% due 10/31/2030 ~	GBP	4,300	5,464

Virgin Media Bristol LLC
6.967% (TSFR6M + 3.692%) due 03/31/2031 ~		$1,100	979
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		3,200	3,074

Westmoreland Coal Co.
8.000% due 03/15/2029 «		1,390	799

Worthington Steel, Inc.
7.620% - 7.621% (TSFR1M + 3.624%) due 06/01/2033 ~		1,300	1,299

Total Loan Participations and Assignments (Cost $339,841)			312,379

CORPORATE BONDS & NOTES 37.8%

BANKING & FINANCE 7.7%

Alamo Re Ltd.
14.289% (T-BILL 1MO + 10.500%) due 06/07/2028 ~		900	899

Antares Holdings LP
6.350% due 10/23/2029 (n)		500	498

Armor Holdco, Inc.
8.500% due 11/15/2029 (n)		3,400	3,422

Mercantil del Norte SA
8.000% due 01/24/2033 •(j)(k)(n)		2,000	2,005
8.450% due 06/24/2036 •(j)(k)		2,000	2,005

Blue Owl Capital Corp.
6.450% due 09/15/2028 (n)		800	811

BOI Finance BV
7.500% due 02/16/2027 (n)	EUR	2,300	2,681

Cape Lookout Re Ltd.
8.770% (FHMMUSTF + 5.250%) due 03/21/2033 ~		$250	248
9.520% (FHMMUSTF + 6.000%) due 03/21/2033 ~		250	250

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	49

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.226% (GSMMUSTF + 8.702%) due 04/05/2027 ~		$800	$799

CI Financial Corp.
7.500% due 05/30/2029 (n)		1,100	1,153

Commonwealth RE Ltd.
7.407% (JMMMUSTF + 3.857%) due 07/08/2030 ~		3,300	3,301

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	313

Credit Suisse AG AT1 Claim		$1,150	405

East Lane Re VII Ltd.
12.050% (BRMMUSDF + 8.500%) due 03/31/2032 ~		250	251

F&G Annuities & Life, Inc.
6.250% due 10/04/2034 (n)		200	196
6.500% due 06/04/2029 (n)		500	511

Ford Motor Credit Co. LLC
5.667% (SOFRRATE + 2.030%) due 03/20/2028 ~(n)		800	810

Gateway Re Ltd.
5.550% (BRMMUSDF + 2.000%) due 07/06/2029 ~		850	850

Golden Bear Re Ltd.
13.289% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		250	252
13.300% (JMMMUSTF + 9.750%) due 01/08/2029 ~		520	534

Greengrove RE Ltd.
11.270% (BNMMDTSC + 7.750%) due 04/08/2032 ~		250	255

GSPA Monetization Trust
6.422% due 10/09/2029 (n)		1,520	1,522

Hestia Re Ltd.
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		20	11

IIFL Finance Ltd.
7.600% due 09/10/2029 (n)		400	402

Integrity RE III Ltd.
29.020% (FHMMUSTF + 25.500%) due 06/06/2027 ~		250	262

ION Platform Finance SARL
6.500% due 09/30/2030	EUR	100	92
6.500% due 09/30/2030 (n)		700	645
6.875% due 09/30/2032 (n)		1,600	1,365
7.875% due 05/01/2029		6,600	6,826

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (n)		$3,000	2,177

ION Platform Finance U.S., Inc./ION Platform Finance SARL
9.000% due 08/01/2029 (n)		1,700	1,514
9.500% due 05/30/2029 (n)		900	822

Iron Mountain, Inc.
6.250% due 01/15/2035 (n)		1,800	1,809

Long Point Re IV Ltd.
7.289% (T-BILL 1MO + 3.500%) due 06/01/2034 ~		250	250

Lower Ferry Re Ltd.
8.156% (MSMMUSTF + 4.646%) due 07/08/2030 ~		600	600
9.014% (MSMMUSTF + 5.504%) due 07/08/2030 ~		5,000	5,001

Luca RE Ltd.
10.800% (JMMMUSTF + 7.250%) due 07/22/2031 ~		300	312

Mayflower Re Ltd.
8.565% (FHMMUSTF + 5.045%) due 07/08/2030 ~		1,000	1,000
10.033% (FHMMUSTF + 6.513%) due 07/08/2030 ~		6,000	6,005

Nature Coast Re Ltd.
11.789% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		250	252
13.271% (GSMMUSTI + 9.750%) due 04/10/2033 ~		250	260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Polestar Re Ltd.
14.140% (BRMMUSDF + 10.590%) due 01/07/2028 ~		$300	$313
16.800% (BRMMUSDF + 13.250%) due 01/07/2027 ~		800	821

Purple Re Ltd.
10.050% (JMMMUSTF + 6.500%) due 06/07/2033 ~		250	250

Quercus II Re DAC
13.324% (EUR003M + 11.000%) due 01/07/2031 ~	EUR	250	290

Recoletos RE DAC
5.289% (T-BILL 3MO + 1.500%) due 07/06/2032 ~		$250	250

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		628	206

Stingray Compute LLC
6.000% due 06/15/2031		100	100

Sutter Re Ltd.
7.289% (T-BILL 3MO + 3.500%) due 06/07/2034 ~		250	250

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	6,703	1,121

Torrey Pines Re Ltd.
9.586% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	257
10.656% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	258

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (n)		7,721	7,549

Ursa Re II Ltd.
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	257

Ursa Re Ltd.
11.021% (GSMMUSTI + 7.500%) due 02/22/2028 ~		400	413
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~		800	815

Winston RE Ltd.
15.210% (BNMMDTSC + 11.690%) due 02/26/2031 ~		600	612

			67,338

INDUSTRIALS 26.6%

ADI Escrow Issuer LLC
7.125% due 07/15/2034		200	204

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033 (n)		801	789

Altice France SA
6.875% due 10/15/2030 (n)		452	439
9.500% due 11/01/2029 (n)		1,295	1,315

ams-OSRAM AG
7.250% due 05/31/2032	EUR	710	837
10.500% due 03/30/2029 (n)		849	1,034

APLD ComputeCo 3 LLC
7.000% due 06/15/2031		$800	799

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (n)		700	545

Australian Metcoal Financing Pty. Ltd.
6.250% due 10/22/2031 (n)		600	611
6.750% due 04/22/2034 (n)		600	619

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.000% due 02/15/2031 (n)		400	404

Beazer Homes USA, Inc.
8.000% due 01/15/2032		200	201

Beignet Investor LLC
6.581% due 05/30/2049 (n)		16,470	16,810

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029		890	579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029		$1,980	$1,287

Cerdia Finanz GmbH
9.375% due 10/03/2031		2,400	2,156

Cheplapharm Arzneimittel GmbH
7.500% due 05/15/2030 (n)	EUR	11,600	13,755

Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		$2,800	2,523
7.000% due 06/15/2027		2,100	2,086
7.000% due 06/15/2027 (n)		2,000	1,988

CVR Energy, Inc.
7.500% due 02/15/2031 (n)		1,100	1,096

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		400	418

DISH DBS Corp.
5.250% due 12/01/2026 (n)		9,910	9,810
5.750% due 12/01/2028 (n)		10,620	10,297
7.750% due 07/01/2026		5,200	5,200

Dorman Products, Inc.
6.250% due 06/15/2034		100	101

Ecopetrol SA
7.750% due 02/01/2032 (n)		13,800	14,459

ELK Grove Village Property LLC
7.500% due 06/15/2031		500	504

Flora Food Management BV
6.875% due 07/02/2029 (n)	EUR	1,000	1,118
7.500% due 10/31/2030		600	684

FMC Corp.
8.000% due 06/01/2031 (n)		$200	208

Ford Motor Co.
7.700% due 05/15/2097 (n)		4,515	4,745

Gaia Purchaser, Inc.
7.625% due 07/15/2033 (b)		200	202

GSG Bidco Ltd.
5.375% due 06/15/2036	EUR	1,100	1,248

HCA, Inc.
7.500% due 11/15/2095 (n)		$1,200	1,298

Hybar LLC
7.375% due 07/01/2034		200	201

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(c)		7,342	7,342

Incora Top Holdco LLC
6.000% due 01/30/2033 «(m)		5,029	7,926

Intralot Capital Luxembourg SA
6.731% due 10/15/2031 •	EUR	3,100	3,580
6.750% due 10/15/2031		700	813
6.750% due 10/15/2031 (n)		1,300	1,510

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (n)		$1,648	1,495

Kronos International, Inc.
9.500% due 03/15/2029 (n)	EUR	3,000	3,382

LifePoint Health, Inc.
7.000% due 05/01/2034 (n)		$1,200	1,151

Motion Finco SARL
8.375% due 02/15/2032 (n)		300	254

National Mentor Holdings, Inc.
10.500% due 12/15/2030		300	316

New Albertsons LP
6.570% due 02/23/2028 (n)		5,600	5,636

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		1,250	825

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		5,100	4,752

Noble Finance II LLC
8.000% due 04/15/2030 (n)		8,172	8,471

Ocado Group PLC
10.500% due 08/08/2029 (n)	GBP	2,450	3,374
11.000% due 06/15/2030 (n)		4,250	5,954

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(d)		$4,400	1,661
9.750% due 05/17/2035 ^(d)		1,900	850

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QXO Building Products, Inc.
6.500% due 07/15/2031		$600	$612
6.875% due 07/15/2034		800	822

Road Michigan Property Owner I LLC
7.500% due 03/30/2045 (n)		21,347	21,288

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,000	929

Thames Water Super Senior Issuer PLC
9.750% due 10/10/2027		11	16
9.750% due 10/10/2027		3	4

Times Square Hotel Trust
8.528% due 08/01/2026		$44	44

Topaz Solar Farms LLC
4.875% due 09/30/2039		1,587	1,409
5.750% due 09/30/2039		4,516	4,450

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (n)	EUR	1,400	1,465
9.500% due 05/15/2030 (n)		$1,300	1,227

Tutor Perini Corp.
6.625% due 07/15/2033 (b)		600	604

U.S. Renal Care, Inc.
10.625% due 06/28/2028		842	783

Ubisoft Entertainment SA
0.878% due 11/24/2027 (n)	EUR	3,700	3,741

Valaris Ltd.
8.375% due 04/30/2030 (n)		$6,637	6,895

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	90,000	6,997

Vedanta Resources Finance II PLC
7.000% due 07/13/2032 (b)		$1,800	1,791
7.375% due 07/13/2034 (b)		1,800	1,784
7.750% due 07/13/2037 (b)		1,800	1,789

Viridien
8.500% due 10/15/2030 (n)	EUR	1,175	1,423
10.000% due 10/15/2030 (n)		$2,601	2,764

VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032 (n)		4,200	4,164

Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033 (n)		4,900	4,153

VZ Secured Financing BV
7.500% due 01/15/2033 (n)		1,300	1,245

Wayfair LLC
7.750% due 09/15/2030 (n)		1,300	1,368

			231,629

UTILITIES 3.5%

Altice Holdings 1 SARL
0.000% due 12/31/2099 «	EUR	9	145

COX Asset Mexico SA de CV
7.125% due 01/08/2032 (n)		$250	254
7.750% due 05/08/2036 (n)		200	205

FORESEA Holding SA
7.500% due 06/15/2030		456	450
7.500% due 06/15/2030 (n)		326	322

NGD Holdings BV
9.875% due 12/31/2029		220	215

Nova Securitisation SARL
5.750% due 02/03/2031 (n)		2,200	2,123
6.500% due 02/03/2036 (n)		1,500	1,412

OI SA
8.500% due 12/31/2028 ^(d)		26,267	279
10.000% due 06/30/2027 ^(d)		12,899	6,288

PBF Holding Co. LLC/PBF Finance Corp.
7.250% due 06/01/2034 (n)		900	892

Peru LNG SRL
5.375% due 03/22/2030 (n)		6,575	6,399

Qwest Corp.
7.375% due 05/01/2030		3,600	3,547

SW Finance I PLC
1.625% due 03/30/2027	GBP	1,800	2,326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (n)		$2,800	$2,780

Veon Midco BV
6.950% due 06/01/2031 (n)		1,500	1,499
7.450% due 06/01/2033 (n)		1,100	1,098

			30,234

Total Corporate Bonds & Notes (Cost $357,470)			329,201

CONVERTIBLE BONDS & NOTES 2.6%

INDUSTRIALS 2.6%

ams-OSRAM AG
2.125% due 11/03/2027	EUR	14,000	15,717

DISH Network Corp.
3.375% due 08/15/2026		$3,400	3,300

Ubisoft Entertainment SA
2.375% due 11/15/2028	EUR	3,200	3,592

Total Convertible Bonds & Notes (Cost $22,884)			22,609

MUNICIPAL BONDS & NOTES 0.7%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		$2,275	1,862

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		44,400	4,449

Total Municipal Bonds & Notes (Cost $8,298)			6,311

U.S. GOVERNMENT AGENCIES 3.9%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
5.992% due 11/25/2055 «~(n)		7,229	5,349

Federal Home Loan Mortgage Corp. REMICS
3.500% due 05/25/2050 (a)(n)		1,411	257

Federal Home Loan Mortgage Corp. STACR REMICS Trust
10.728% due 01/25/2042 •		4,200	4,330
11.128% due 10/25/2041 •		7,200	7,335
11.428% due 11/25/2041 •		8,700	8,917
12.128% due 02/25/2042 •		2,100	2,194

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.128% due 12/25/2041 •		1,200	1,223
9.628% due 12/25/2041 •		2,672	2,730

Federal National Mortgage Association Interest STRIPS
3.000% due 02/25/2043 (a)(n)		8,365	925

Federal National Mortgage Association REMICS
3.000% due 06/25/2050 (a)(n)		3,157	614

Total U.S. Government Agencies (Cost $38,502)			33,874

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Bonds
4.875% due 08/15/2045 (q)		454	451

U.S. Treasury Notes
4.125% due 02/15/2036		980	956

Total U.S. Treasury Obligations (Cost $1,437)			1,407

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

Atrium Hotel Portfolio Trust
5.423% due 12/15/2036 •(n)		4,600	4,544

Banc of America Funding Trust
6.000% due 07/25/2037		138	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
6.000% due 03/25/2037	$103	$89

BCAP LLC Trust
3.465% due 08/28/2037 ~	429	427
3.618% due 03/27/2036 ~	1,073	724
4.440% due 03/26/2037 þ	568	993

Bear Stearns ALT-A Trust
4.050% due 08/25/2036 ~	520	229
4.240% due 11/25/2035 ~	1,405	1,296
4.263% due 01/25/2036 •	294	289
4.394% due 11/25/2036 ~	2,168	1,076
4.443% due 09/25/2035 ~	180	72

Bear Stearns ALT-A Trust II
4.119% due 09/25/2047 ~	3,355	1,560

CD Mortgage Trust
5.688% due 10/15/2048	222	209

Chase Mortgage Finance Trust
4.646% due 12/25/2035 ~	3	3
6.000% due 07/25/2037	526	217

CHL Mortgage Pass-Through Trust
4.031% due 09/20/2036 ~	93	83
6.000% due 07/25/2037	1,079	418

CIM Trust
4.750% due 12/25/2065 þ	695	680

Citigroup Mortgage Loan Trust, Inc.
4.303% due 04/25/2037 ~	65	57

CLNY Trust
6.004% due 11/15/2038 •	1,500	1,438
6.700% due 11/15/2038 •	1,100	1,036

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	193	74
5.750% due 01/25/2035	72	72
5.750% due 02/25/2035	157	101
5.750% due 03/25/2037	358	174
6.000% due 02/25/2035	547	444
6.000% due 04/25/2036	632	268
6.000% due 02/25/2037	3,866	1,275
6.000% due 04/25/2037	697	290
6.250% due 12/25/2036 •	1,012	391
6.500% due 08/25/2036	367	102

Countrywide Alternative Loan Trust Resecuritization
6.000% due 08/25/2037 ~	660	320

CSMC Trust Capital Certificates
4.769% due 10/26/2036 ~	3,618	3,111

GSR Mortgage Loan Trust
4.331% due 08/25/2034 ~	198	188
6.000% due 02/25/2036	1,225	424

HarborView Mortgage Loan Trust
4.234% due 01/19/2036 •	122	128
4.237% due 06/19/2036 ~	3,187	1,176

Hilton USA Trust
2.828% due 11/05/2035	800	667

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,359	976

Jefferies Resecuritization Trust
6.000% due 05/26/2036	6,613	2,447

JP Morgan Alternative Loan Trust
4.162% due 03/25/2037 ~	575	518
6.000% due 12/25/2035	690	447

JP Morgan Chase Commercial Mortgage Securities Trust
4.802% due 07/05/2033 •	510	494
5.739% due 12/15/2036 •	1,000	13
6.489% due 12/15/2036 •	2,500	6

JP Morgan Mortgage Trust
5.168% due 04/25/2037 ~	2	2
5.234% due 01/25/2037 ~	157	132
5.293% due 02/25/2036 ~	641	401

Lehman Mortgage Trust
6.000% due 07/25/2037	2	1

Lehman XS Trust
4.203% due 06/25/2047 •	588	569

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,447	525

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	51

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.244% due 03/25/2036 ~	$299	$132

New Orleans Hotel Trust
5.262% due 04/15/2032 •(n)	800	792

PRPM LLC
5.503% due 08/25/2030 þ(n)	867	864
5.729% due 07/25/2030 þ	851	848

RALI Trust
3.909% due 12/26/2034 ~	780	248
4.223% due 05/25/2037 •	66	59
6.000% due 08/25/2036	100	87

Residential Asset Securitization Trust
6.000% due 11/25/2036	2,412	764
6.250% due 09/25/2037	2,407	797

RFMSI Trust
4.847% due 02/25/2037 ~	645	378
6.500% due 03/25/2032	31	31

Sequoia Mortgage Trust
2.999% due 07/20/2037 ~	169	124
3.961% due 02/20/2047 ~	96	73

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037 (n)	1,200	1,150

STARM Mortgage Loan Trust
5.346% due 04/25/2037 ~	76	31
5.644% due 02/25/2037 ~	59	51

Structured Adjustable Rate Mortgage Loan Trust
4.199% due 01/25/2036 ~	1,037	543
4.486% due 07/25/2035 ~	189	167
4.997% due 11/25/2036 ~	779	593

WaMu Mortgage Pass-Through Certificates Trust
3.236% due 10/25/2036 ~	556	493
3.788% due 07/25/2037 ~	160	145
3.994% due 02/25/2037 ~	195	171
4.590% due 07/25/2037 ~	352	329

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
4.584% due 05/25/2047 •	3	11
6.000% due 10/25/2035	748	599

Worldwide Plaza Trust
3.526% due 11/10/2036 (n)	2,032	1,676

WSTN Trust
7.958% due 07/05/2037 ~(n)	1,300	1,312
8.748% due 07/05/2037 ~(n)	1,300	1,302
10.174% due 07/05/2037 ~	1,100	1,104

Total Non-Agency Mortgage-Backed Securities (Cost $62,978)		46,169

ASSET-BACKED SECURITIES 7.4%

AUTOMOBILE ABS OTHER 0.3%

Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033	1,105	1,104
6.942% due 06/15/2033	487	487
10.219% due 06/15/2033	845	845

		2,436

CMBS OTHER 0.0%

LNR CDO III Ltd.
4.047% due 02/28/2043 •	1,558	0

HOME EQUITY OTHER 3.4%

ACE Securities Corp. Home Equity Loan Trust
4.348% due 02/25/2036 •	23,991	21,796

Argent Securities Trust
4.143% due 03/25/2036 •	2,765	1,563

Bear Stearns Asset-Backed Securities I Trust
4.043% due 10/25/2036 •	781	777

Citigroup Mortgage Loan Trust, Inc.
4.083% due 12/25/2036 •	1,114	623

Home Equity Mortgage Loan Asset-Backed Trust
4.083% due 07/25/2037 •(n)	6,705	3,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.083% due 04/25/2037 •		$301	$121

Morgan Stanley ABS Capital I, Inc. Trust
4.063% due 06/25/2036 •		202	180

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		343	193

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.533% due 10/25/2034 •		573	546

			29,499

HOME EQUITY SEQUENTIAL 0.2%

JP Morgan Mortgage Acquisition Trust
4.071% due 10/25/2030 þ		3,008	1,450

WHOLE LOAN COLLATERAL 2.5%

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		343	107

First Franklin Mortgage Loan Trust
4.708% due 09/25/2035 •		3,250	3,076
4.738% due 05/25/2036 •		5,017	4,673

Lehman XS Trust
5.670% due 08/25/2035 þ		10	10

Pretium Mortgage Credit Partners LLC
5.180% due 01/25/2056 þ		2,550	2,531
5.184% due 11/25/2055 þ		1,090	1,079
5.193% due 10/25/2055 þ(n)		1,757	1,759
5.342% due 12/25/2055 þ(n)		2,066	2,052
5.510% due 04/25/2056 þ		1,278	1,276
5.657% due 07/25/2055 þ		870	871
5.732% due 08/25/2055 þ		885	887
5.744% due 06/25/2055 þ(n)		2,069	2,072

RCO X Mortgage LLC
5.418% due 10/25/2030 þ		583	581

Residential Asset Mortgage Products Trust
4.963% due 01/25/2035 •		1,320	1,285

			22,259

OTHER ABS 1.0%

Adagio VI CLO DAC
0.000% due 04/30/2031 «~	EUR	1,343	0

Apidos CLO XXVIII
0.000% due 10/20/2038 ~		$5,183	1,347

Avoca CLO XIII DAC
0.000% due 04/15/2034 ~	EUR	1,600	618

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		$175,347	366

Carlyle U.S. CLO Ltd.
0.000% due 10/21/2037 ~		1,895	131

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	227
0.000% due 03/31/2038 ~		1,221	552

Man GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		400	139

Marble Point CLO XXIII Ltd.
0.000% due 01/22/2052 ~		2,150	519

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	0

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		3	950

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		4	731

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	322
0.000% due 10/15/2048 «(g)		1	245

Taberna Preferred Funding V Ltd.
4.300% due 08/05/2036 •		2,793	2,639

			8,786

Total Asset-Backed Securities (Cost $84,471)			64,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.3%

Angola Government International Bonds
8.000% due 11/26/2029		$1,250	$1,273
9.375% due 03/31/2033		2,300	2,356

Argentina Bonar Bonds
0.750% due 07/09/2030 þ		2,782	1,728

Argentina Republic Government International Bonds
1.000% due 07/09/2029		468	427
3.500% due 07/09/2041 þ		5,955	4,467
4.125% due 07/09/2046 þ		107	82
5.000% due 01/09/2038 þ		10,995	9,203

Avenir Issuer IV Ireland DAC
6.000% due 10/25/2027		611	604

Brazil Government International Bonds
4.875% due 04/23/2033 (n)	EUR	600	689

Colombia TES
1.000% due 08/22/2029	COP	372,900	106
1.000% due 03/26/2031		228,100	55
6.500% due 01/22/2031 (i)		124,420	36
7.000% due 06/30/2032		224,100	52
7.250% due 10/18/2034		227,600	51
9.250% due 05/28/2042		291,000	69
11.000% due 08/22/2029		2,924,600	830
11.500% due 07/25/2046		851,900	242
11.750% due 01/24/2035		80,738,100	23,201
12.000% due 03/13/2058		3,502,500	1,013
12.500% due 02/27/2030		31,794,900	9,361
12.750% due 11/28/2040		2,703,800	825
13.250% due 02/09/2033		1,279,100	395

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	305,500	665

Dominican Republic International Bonds
10.500% due 03/15/2037 (n)	DOP	342,500	6,103
10.750% due 06/01/2036 (n)		73,100	1,322
11.250% due 09/15/2035 (n)		16,900	313

DRC International Bonds
8.750% due 04/16/2032		$1,200	1,244
9.500% due 04/16/2037		200	210

Ecuador Government International Bonds
0.000% due 07/31/2030 (g)		900	779

Egypt Government Bonds
19.698% due 10/14/2030	EGP	761,200	14,768

Ghana Government International Bonds
0.000% due 07/03/2026 (g)		$11	11
0.000% due 01/03/2030 (g)(n)		59	53
5.000% due 07/03/2029 þ		296	293

Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	314	358
3.900% due 01/30/2033		693	828
4.000% due 01/30/2037		543	644
4.200% due 01/30/2042		678	803

Pakistan Government International Bonds
6.975% due 04/24/2029		$1,300	1,304

Peru Government International Bonds
6.900% due 08/12/2037	PEN	1,600	480
6.950% due 08/12/2031		2,481	826

Qatar Government International Bonds
4.800% due 04/08/2033 (n)		$1,500	1,508

Republic of Kenya Government International Bonds
7.875% due 02/26/2034 (n)		900	896

Romania Government International Bonds
5.875% due 07/11/2032 (n)	EUR	1,000	1,198

Russia Foreign Bonds - Eurobond
1.125% due 11/20/2027		100	0

Turkiye Government Bonds
40.305% (BISTREFI + 0.000%) due 09/06/2028 ~(n)	TRY	177,300	3,821
40.760% (BISTREFI + 0.000%) due 08/19/2026 ~		200	4
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~(n)		35,400	766

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$29	21
0.000% due 02/01/2034 þ(h)		107	61
0.000% due 02/01/2035 þ(h)		90	55

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/01/2036 þ(h)	$75	$45
4.500% due 02/01/2034 þ	131	92
4.500% due 02/01/2035 þ	183	127
4.500% due 02/01/2036 þ	210	144

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(d)	1,508	745
9.250% due 05/07/2028 ^(d)	1,000	483
11.950% due 08/05/2031 ^(d)	500	273

Total Sovereign Issues (Cost $90,476)		98,308

	SHARES
COMMON STOCKS 3.8%

COMMUNICATION SERVICES 0.7%

Clear Channel Outdoor Holdings, Inc. (e)	531,903	1,287

iHeartMedia, Inc. Class A (e)	111,281	477

iHeartMedia, Inc. Class B «(e)	98,039	362

Promotora de Informaciones SA Class A (e)	454,519	159

SES SA «(e)	173,216	2,620

Uniti Group, Inc. (e)	107,010	1,228

		6,133

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(m)	21,355,531	0

West Marine «(e)(m)	2,500	16

		16

FINANCIALS 1.8%

Banca Monte dei Paschi di Siena SpA	687,000	8,538

Windstream Servcies LLC (e)	591,921	6,789

XBP Global Holdings, Inc. (e)	658	2

		15,329

INDUSTRIALS 1.2%

Drillco Holdings Luxembourg SA «(m)	44,290	1,015

Foresea Holdings SA «	18,411	422

Incora Intermediate II LLC «(e)(m)	217,553	8,575

Westmoreland Mining Holdings «(e)(m)	50,075	33

Westmoreland Mining LLC «(e)(m)	274,552	721

		10,766

INFORMATION TECHNOLOGY 0.1%

NVIDIA Corp.	4,345	869

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

MNSN Holdings, Inc. (e)(m)	3,207	$269

Total Common Stocks (Cost $27,747)		33,382

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

Windstream Holdings II LLC - Exp. 08/01/2035 «	115,309	1,321

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	324	0

Total Warrants (Cost $702)		1,321

PREFERRED SECURITIES 2.1%

BANKING & FINANCE 1.6%

ADLER Group SA «	1,196,075	0

AGFC Capital Trust I
5.685% due 01/15/2067 (n)	2,300,000	1,437

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	60

Compeer Financial ACA
4.875% due 08/15/2026 (j)	1,600,000	1,589

WAFC Voussoir «	6,151,619	6,152

Windstream Holdings II LLC
11.000% «	3,776	4,209

		13,447

INDUSTRIALS 0.5%

Clover Holdings, Inc.
0.000% «(m)	13,811	264

SVB Financial Trust
0.000% due 11/07/2032 (g)	18,840	2
11.000% due 11/07/2032	3,654	1,681

Syniverse Holdings, Inc.
12.500% «(m)	2,816,920	2,052

Venture Global LNG, Inc.
9.000% due 09/30/2029 (j)(n)	540,000	527

		4,526

Total Preferred Securities (Cost $18,578)		17,973

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%

VICI Properties, Inc.	77,566	2,059

Total Real Estate Investment Trusts (Cost $323)		2,059

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

MUTUAL FUNDS 0.0%

State Street Institutional U.S. Government Money Market Fund, Premier Class
3.690% (l)		102,689	$103

		PRINCIPAL AMOUNT (000S)
EGYPT TREASURY BILLS 0.2%
23.927% due 09/15/2026 - 10/20/2026 (f)(g)	EGP	88,500	1,693

NIGERIA TREASURY BILLS 2.2%
20.606% due 01/14/2027 - 01/28/2027 (f)(g)	NGN	29,168,700	18,922

U.S. TREASURY BILLS 0.5%
3.681% due 07/21/2026 - 08/25/2026 (f)(g)(q)		$4,255	4,241

Total Short-Term Instruments (Cost $24,834)			24,959

Total Investments in Securities (Cost $1,078,541)			994,382

		SHARES
INVESTMENTS IN AFFILIATES 8.8%

SHORT-TERM INSTRUMENTS 8.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.8%

PIMCO Short-Term Floating NAV Portfolio III		7,845,419	76,422

Total Short-Term Instruments (Cost $76,413)			76,422

Total Investments in Affiliates (Cost $76,413)			76,422

Total Investments 123.0% (Cost $1,154,954)			$1,070,804

Financial Derivative Instruments (o)(p) (0.3)% (Cost or Premiums, net $(22,630))			(2,767)

Other Assets and Liabilities, net (22.7)%			(197,472)

Net Assets Applicable to Common Shareholders 100.0%			$870,565

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	53

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Security becomes interest bearing at a future date.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Coupon represents a 7-Day Yield.
(m) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Clover Holdings, Inc.	12/09/2024	$207	$264	0.03%
Drillco Holdings Luxembourg SA	06/08/2023	885	1,015	0.12
Incora Intermediate II LLC	01/31/2025	10,568	8,575	0.99
Incora Top Holdco LLC6.000% due 01/30/2033	01/31/2025 - 08/01/2025	5,029	7,926	0.91
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	36	269	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2026	2,782	2,052	0.24
West Marine	09/12/2023	36	16	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	33	0.00
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	890	721	0.08

		$21,875	$20,871	2.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	3.550%	06/24/2026	09/08/2026			$(1,103)	$(1,104)
	3.850	06/18/2026	07/20/2026			(293)	(293)
	4.000	06/04/2026	07/06/2026			(305)	(306)
	4.050	06/30/2026	TBD	(2)		(221)	(221)
BPS	(0.250)	06/17/2026	TBD	(2)	EUR	(352)	(402)
	2.500	06/17/2026	TBD	(2)		(379)	(433)
	2.500	06/18/2026	TBD	(2)		(852)	(975)
	4.270	06/26/2026	09/28/2026		GBP	(5,303)	(7,038)
BRC	2.450	06/17/2026	07/01/2026			(461)	(527)
	2.450	06/17/2026	07/02/2026			(835)	(955)
	3.900	02/03/2026	TBD	(2)		$(1,603)	(1,628)
	4.000	02/03/2026	TBD	(2)		(4,838)	(4,918)
	4.700	06/17/2026	10/15/2026			(1,309)	(1,311)
BYR	4.120	04/23/2026	07/23/2026			(467)	(470)
	4.120	06/16/2026	08/17/2026			(5,077)	(5,086)
	4.170	06/15/2026	08/14/2026			(17,473)	(17,505)
CDC	4.020	05/13/2026	09/09/2026			(5,239)	(5,267)
	4.020	05/20/2026	09/09/2026			(8,644)	(8,683)
	4.020	06/09/2026	09/09/2026			(296)	(297)
	4.120	05/13/2026	09/09/2026			(1,552)	(1,561)
	4.120	06/22/2026	10/20/2026			(3,231)	(3,234)
	4.120	06/25/2026	09/09/2026			(1,083)	(1,083)
	4.120	06/30/2026	09/01/2026			(1,535)	(1,535)
	4.120	06/30/2026	09/09/2026			(2,814)	(2,815)
	4.120	07/01/2026	09/09/2026			(939)	(939)
	4.130	06/01/2026	09/01/2026			(12,687)	(12,730)
	4.130	06/02/2026	07/02/2026			(356)	(358)
	4.130	06/11/2026	09/01/2026			(6,304)	(6,319)
	4.170	04/23/2026	07/23/2026			(7,000)	(7,056)
CEW	3.870	06/26/2026	07/02/2026			(20,320)	(20,331)
	3.870	07/02/2026	07/01/2028			(20,130)	(20,130)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
DBL	4.105%	06/18/2026	08/21/2026			$(5,138)	$(5,146)
	4.195	06/26/2026	09/25/2026			(718)	(719)
	4.295	06/26/2026	09/25/2026			(1,130)	(1,131)
	4.395	06/26/2026	09/25/2026			(1,115)	(1,115)
DEU	3.800	06/11/2026	07/13/2026			(4,349)	(4,358)
	4.050	06/11/2026	07/13/2026			(1,506)	(1,510)
IND	4.040	05/13/2026	08/13/2026			(275)	(276)
	4.110	06/18/2026	09/16/2026			(171)	(171)
	4.130	04/15/2026	07/15/2026			(2,056)	(2,074)
	4.130	06/18/2026	07/15/2026			(939)	(941)
	4.130	07/01/2026	09/15/2026			(344)	(344)
	4.190	06/25/2026	07/01/2026			(342)	(342)
MEI	4.100	06/18/2026	07/20/2026			(226)	(226)
	4.100	06/30/2026	TBD	(2)		(182)	(182)
MYI	1.700	07/02/2026	TBD	(2)	EUR	(229)	(261)
	2.150	06/23/2026	07/08/2026			$(4,230)	(4,232)
RDR	4.000	05/20/2026	TBD	(2)		(4,446)	(4,463)
RTA	4.145	04/17/2026	10/19/2026			(324)	(327)
	4.145	05/20/2026	11/20/2026			(3,739)	(3,756)
	4.145	06/02/2026	11/30/2026			(5,102)	(5,119)
	4.145	06/25/2026	11/20/2026			(486)	(487)
	4.420	06/05/2026	08/04/2026			(2,497)	(2,505)
	4.470	06/05/2026	08/04/2026			(2,902)	(2,912)
	4.470	06/29/2026	10/26/2026			(2,819)	(2,820)
SCX	4.050	02/17/2026	TBD	(2)		(4,528)	(4,596)
	4.050	04/16/2026	TBD	(2)		(43)	(43)
	4.100	12/12/2025	TBD	(2)		(1,298)	(1,328)
	4.100	06/03/2026	TBD	(2)		(5,282)	(5,299)
	4.170	06/26/2026	08/04/2026			(812)	(812)
SGY	3.960	06/04/2026	TBD	(2)		(762)	(765)
SOG	2.370	06/17/2026	TBD	(2)	EUR	(849)	(971)
	2.420	06/17/2026	TBD	(2)		(2,138)	(2,445)
	2.430	06/17/2026	TBD	(2)		(6,152)	(7,036)
	3.910	04/16/2026	TBD	(2)		$(1,490)	(1,502)
	4.000	02/20/2026	07/01/2026			(2,950)	(2,993)
	4.000	02/20/2026	TBD	(2)		(5,461)	(5,541)
	4.000	06/30/2026	TBD	(2)		(1,259)	(1,259)
	4.000	07/01/2026	06/30/2028			(1,854)	(1,854)
	4.100	05/04/2026	08/04/2026			(749)	(754)
	4.110	05/06/2026	07/09/2026			(569)	(572)
	4.230	04/16/2026	07/16/2026			(6,094)	(6,148)
	4.230	06/01/2026	07/16/2026			(6,139)	(6,161)
TDM	3.850	06/16/2026	TBD	(2)		(1,543)	(1,546)
UBS	1.650	06/17/2026	TBD	(2)	EUR	(1,522)	(1,740)
	1.750	06/17/2026	TBD	(2)		(703)	(804)
	1.800	06/17/2026	TBD	(2)		(160)	(183)
	2.340	06/17/2026	TBD	(2)		(213)	(243)
	2.527	06/30/2026	09/30/2026			(2,726)	(3,115)
	3.950	02/03/2026	TBD	(2)		$(6,265)	(6,367)

Total Reverse Repurchase Agreements							$(245,004)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(1,924)	$0	$(1,924)	$2,495	$571
BPS	0	(8,848)	0	(8,848)	10,149	1,301
BRC	0	(9,339)	0	(9,339)	20,423	11,084
BYR	0	(23,061)	0	(23,061)	26,419	3,358
CDC	0	(51,877)	0	(51,877)	57,236	5,359
CEW	0	(40,461)	0	(40,461)	21,241	(19,220)
DBL	0	(8,111)	0	(8,111)	9,100	989
DEU	0	(5,868)	0	(5,868)	7,144	1,276

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	55

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
IND	$0	$(4,148)	$0	$(4,148)	$4,421	$273
MEI	0	(408)	0	(408)	459	51
MYI	0	(4,493)	0	(4,493)	4,164	(329)
RDR	0	(4,463)	0	(4,463)	4,612	149
RTA	0	(17,926)	0	(17,926)	21,892	3,966
SCX	0	(12,078)	0	(12,078)	13,274	1,196
SGY	0	(765)	0	(765)	892	127
SOG	0	(37,236)	0	(37,236)	40,216	2,980
TDM	0	(1,546)	0	(1,546)	1,623	77
UBS	0	(12,452)	0	(12,452)	3,797	(8,655)

Total Borrowings and Other Financing Transactions	$0	$(245,004)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S.Treasury Obligations	$0	$(20,689)	$0	$0	$(20,689)
Corporate Bonds & Notes	(3,862)	(28,964)	(72,226)	(55,695)	(160,747)
U.S. Government Agencies	0	(5,868)	0	0	(5,868)
Non-Agency Mortgage-Backed Securities	0	0	(8,859)	(1,311)	(10,170)
Asset-Backed Securities	0	0	(4,667))	(2,820)	(7,487)
Sovereign Issues	0	0	(812)	(13,914)	(14,726)
Preferred Securities	0	(470)	0	(1,319)	(1,789)

Total Borrowings	$(3,862)	$(55,991)	$(86,564)	$(75,059)	$(221,476)

Payable for reverse repurchase agreements (4)					$(221,476)

(n)	Securities with an aggregate market value of $248,053 and cash of $2,081 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2026 was $(145,236) at a weighted average interest rate of 4.043%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(23,528) is outstanding at period end.
(o) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	2.113%		$1,500	$45	$127	$172	$3	$0
Worldline SA/France	5.000	Quarterly	12/20/2027	6.803	EUR	400	(39)	28	(11)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2028	8.139		100	(14)	7	(7)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2030	9.729		12,900	(2,100)	(90)	(2,190)	23	0

							$(2,108)	$72	$(2,036)	$26	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	17,230	$(76)	$(486)	$(562)	$0	$(24)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,800	757	1,382	2,139	14	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		2,800	311	170	481	5	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,600	328	1,006	1,334	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		$56,800	(705)	1,519	814	8	0

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.500%	Semi-Annual	12/20/2027		$44,900	$172	$(1,343)	$(1,171)	$0	$(27)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	1,637	(1,225)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(19)	(276)	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	994	989	17	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(1,166)	(426)	0	(98)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	1,055	1,089	0	(102)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	403	91	24	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	3,760	(8,468)	0	(210)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		224,100	(2,264)	(3,217)	(5,481)	0	(444)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		108,660	810	(2,772)	(1,962)	0	(272)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	5,435	8,877	146	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		111,270	(1,599)	(1,732)	(3,331)	0	(294)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	07/02/2031		155,000	812	(181)	631	0	(421)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	4,840	4,335	102	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	421	(2,848)	0	(82)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		10,020	(164)	362	198	49	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	02/15/2036		22,600	(14)	38	24	113	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(9,612)	(11,940)	0	(691)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		6,160	119	276	395	52	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	3,176	3,119	59	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(36)	6,036	6,000	100	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	6,012	5,954	106	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,660	3,627	80	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(5,058)	(4,283)	0	(81)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	34,802	33,592	548	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	1,139	1,894	73	0
Pay	1-Year BRL-CDI	13.172	Maturity	01/02/2031	BRL	17,700	1	(72)	(71)	10	0
Pay	1-Year BRL-CDI	13.180	Maturity	01/02/2031		150,300	(61)	(537)	(598)	85	0
Pay	1-Year BRL-CDI	13.330	Maturity	01/02/2031		2,100	0	(7)	(7)	1	0
Pay	1-Year BRL-CDI	13.724	Maturity	01/02/2031		70,700	0	(88)	(88)	40	0
Pay	1-Year BRL-CDI	13.790	Maturity	01/02/2031		18,700	0	(18)	(18)	10	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031		92,100	0	(47)	(47)	51	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027	COP	6,588,900	(1)	0	(1)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028		678,100	0	1	1	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	907	1,066	9	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	464	1,047	7	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	1,186	1,411	3	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	1,883	2,075	0	(3)

							$(17,829)	$56,209	$38,380	$1,717	$(2,786)

Total Swap Agreements							$(19,937)	$56,281	$36,344	$1,743	$(2,786)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,743	$1,743	$0	$0	$(2,786)	$(2,786)

Cash of $30,004 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	57

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2026	DOP	32,710		$556	$4	$0
	07/2026	GBP	14		19	0	0
	07/2026		$1,884	EUR	1,619	0	(35)
	08/2026	DOP	26,590		$447	5	0
	08/2026	HKD	2,860		366	0	0
	09/2026	COP	20,706,824		5,342	0	(609)
	09/2026	KZT	8,993		18	0	0

BPS	07/2026	BRL	6,267		1,211	0	(3)
	07/2026	EUR	2,917		3,356	28	(5)
	07/2026	GBP	421		563	5	0
	07/2026	JPY	814		5	0	0
	07/2026		$1,234	BRL	6,267	0	(20)
	07/2026		1,129	ZAR	18,529	0	0
	08/2026		958	BRL	4,880	0	(20)
	09/2026	COP	131,480		$36	0	(2)
	08/2030	KWD	57		193	6	0
	01/2031		2,107		7,099	209	0
	06/2031		421		1,416	38	0

BRC	07/2026	TRY	341,621		7,181	0	(35)
	07/2026		$6,790	TRY	324,862	73	0
	07/2026		5,634	ZAR	91,512	0	(56)

BSH	07/2026	JPY	4,316		$27	1	0
	08/2026		$16,058	BRL	81,932	0	(309)
	09/2026	COP	10,841,642		$2,778	0	(337)

CBK	07/2026	EUR	725		846	17	0
	07/2026		$435	EGP	23,297	36	0
	07/2026		1,520	EUR	1,304	0	(30)
	08/2026	COP	20,519,127		$5,390	0	(548)
	08/2026	EUR	2,409		2,749	0	(8)
	09/2026	COP	16,299,296		4,293	0	(391)
	09/2026	KZT	34,874		69	0	(2)
	09/2026		$4	PEN	15	0	0
	12/2026	PEN	5,124		$1,466	0	(24)

DUB	07/2026	KZT	4,955		10	0	0
	07/2026		$624	EGP	33,706	58	0
	07/2026		2,629	ZAR	42,553	0	(35)
	08/2026	KZT	37,701		$78	0	0
	11/2026		19,061		38	0	0

FAR	07/2026	GBP	9,844		13,238	180	0
	07/2026		$699	EUR	613	1	0
	07/2026		38	GBP	29	0	0
	07/2026		117	JPY	18,860	0	(1)
	07/2026		3,673	ZAR	60,622	22	0
	08/2026	EUR	613		$700	0	(1)
	08/2026	GBP	76		100	0	0
	08/2026	JPY	18,810		117	1	0

GLM	07/2026	BRL	5,533		1,069	0	(3)
	07/2026	DOP	4,178		70	0	0
	07/2026		$1,097	BRL	5,533	0	(25)
	07/2026		153	CAD	217	1	0
	08/2026	CAD	217		$153	0	(1)
	08/2026	DOP	76,045		1,273	10	0
	08/2026		$1,558	BRL	7,962	0	(28)
	09/2026	DOP	202,321		$3,319	7	(37)
	09/2026		$2,075	BRL	10,679	0	(36)
	10/2026	DOP	6,313		$106	2	0
	11/2026		88,596		1,457	0	(2)
	12/2026		6,691		112	2	0

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	07/2026	BRL	11,828		$2,298	$7	$0
	07/2026	KZT	2,886		6	0	0
	07/2026		$2,285	BRL	11,828	6	0
	08/2026	HKD	10,626		$1,358	1	0
	09/2026	COP	107,680		29	0	(1)
	10/2026		$2,298	BRL	12,088	0	(7)
	12/2026		127	MXN	2,225	0	(1)

MBC	07/2026	EUR	8,065		$9,364	149	0
	07/2026	JPY	3,259		21	1	0
	07/2026		$3,027	EUR	2,627	0	(25)
	08/2026		638	EGP	34,492	51	0
	08/2026		1,857	EUR	1,626	4	0

SCX	08/2026	HKD	10,028		$1,282	1	0
	09/2026	KZT	2,943		6	0	0

SOG	07/2026	EUR	101,339		118,216	2,426	0
	07/2026	JPY	10,472		66	2	0
	07/2026		$121,579	EUR	106,883	545	0
	07/2026		40	GBP	30	0	0
	08/2026	EUR	106,883		$121,744	0	(544)
	08/2026	GBP	30		40	0	0

SSB	07/2026	CAD	223		162	5	0
	07/2026		$13,447	GBP	10,173	47	0
	08/2026	GBP	10,173		$13,447	0	(47)

UAG	09/2026	COP	17,856,186		4,628	0	(504)

Total Forward Foreign Currency Contracts						$3,951	$(3,732)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)		Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
											Asset	Liability
BOA	Petroleos Mexicanos	1.000%	Quarterly	06/20/2031	2.146%			$5,600	$(286)	$11	$0	$(275)

BPS	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			1,110	(155)	41	0	(114)

BRC	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			100	(8)	4	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146			1,000	(57)	8	0	(49)

CBK	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			4,600	(640)	166	0	(474)
	Israel Government International Bonds	1.000	Quarterly	06/20/2030	0.445			200	(3)	7	4	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			600	(49)	25	0	(24)

DBL	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863		EUR	1,900	(473)	46	0	(427)

DUB	Eskom «	4.650	Quarterly	06/30/2029	—	♦		$2,475	0	127	127	0
	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦		59	0	0	0	0

GST	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	20,000	(10)	3	0	(7)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	1.573			$800	(155)	144	0	(11)

JPM	ION platform Finance SA	5.000	Quarterly	06/20/2030	9.785		EUR	200	(34)	1	0	(33)
	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863			600	(144)	9	0	(135)
	Israel Government International Bonds	1.000	Quarterly	06/20/2030	0.445			$100	(1)	3	2	0
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	20,000	(10)	3	0	(7)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			$900	(70)	34	0	(36)

MYC	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			4,340	(598)	151	0	(447)

									$(2,693)	$783	$133	$(2,043)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	59

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Pay	NVIDIA Corp.	4,345	5.660% (SOFR plus a specified spread)	Maturity	07/29/2026	$837	$0	$(33)	$0	$(33)

Total Swap Agreements								$(2,693)	$750	$133	$(2,076)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$9	$0	$0	$9	$(644)	$0	$(275)	$(919)	$(910)	$725	$(185)
BPS	286	0	0	286	(50)	0	(114)	(164)	122	(260)	(138)
BRC	73	0	0	73	(91)	0	(53)	(144)	(71)	0	(71)
BSH	1	0	0	1	(646)	0	0	(646)	(645)	0	(645)
BSS	0	0	0	0	0	0	0	0	0	705	705
CBK	53	0	4	57	(1,003)	0	(498)	(1,501)	(1,444)	1,193	(251)
DBL	0	0	0	0	0	0	(427)	(427)	(427)	0	(427)
DUB	58	0	127	185	(35)	0	0	(35)	150	0	150
FAR	204	0	0	204	(2)	0	(33)	(35)	169	(260)	(91)
GLM	22	0	0	22	(132)	0	0	(132)	(110)	266	156
GST	0	0	0	0	0	0	(18)	(18)	(18)	0	(18)
JPM	14	0	2	16	(9)	0	(211)	(220)	(204)	261	57
MBC	205	0	0	205	(25)	0	0	(25)	180	0	180
MYC	0	0	0	0	0	0	(447)	(447)	(447)	639	192
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	2,973	0	0	2,973	(544)	0	0	(544)	2,429	(2,420)	9
SSB	52	0	0	52	(47)	0	0	(47)	5	0	5
UAG	0	0	0	0	(504)	0	0	(504)	(504)	431	(73)

Total Over the Counter	$3,951	$0	$133	$4,084	$(3,732)	$0	$(2,076)	$(5,808)

(q)
Securities with an aggregate market value of $4,221 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦
Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$1,717	$1,743

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,951	$0	$3,951
Swap Agreements	0	133	0	0	0	133

	$0	$133	$0	$3,951	$0	$4,084

	$0	$159	$0	$3,951	$1,717	$5,827

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,786	$2,786

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,732	$0	$3,732
Swap Agreements	0	2,043	33	0	0	2,076

	$0	$2,043	$33	$3,732	$0	$5,808

	$0	$2,043	$33	$3,732	$2,786	$8,594

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(60)	$(60)
Swap Agreements	0	447	0	0	237	684

	$0	$447	$0	$0	$177	$624

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$221	$0	$221
Written Options	0	0	0	112	0	112
Swap Agreements	0	240	0	0	0	240

	$0	$240	$0	$333	$0	$573

	$0	$687	$0	$333	$177	$1,197

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$70	$0	$0	$(13,594)	$(13,524)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,876	$0	$3,876
Swap Agreements	0	523	(33)	0	0	490

	$0	$523	$(33)	$3,876	$0	$4,366

	$0	$593	$(33)	$3,876	$(13,594)	$(9,158)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	61

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$233,266	$79,113	$312,379
Corporate Bonds & Notes
Banking & Finance	0	67,338	0	67,338
Industrials	0	216,361	15,268	231,629
Utilities	0	30,089	145	30,234
Convertible Bonds & Notes
Industrials	0	22,609	0	22,609
Municipal Bonds & Notes
Michigan	0	1,862	0	1,862
West Virginia	0	4,449	0	4,449
U.S. Government Agencies	0	28,525	5,349	33,874
U.S. Treasury Obligations	0	1,407	0	1,407
Non-Agency Mortgage-Backed Securities	0	46,169	0	46,169
Asset-Backed Securities
Automobile ABS Other	0	2,436	0	2,436
Home Equity Other	0	29,499	0	29,499
Home Equity Sequential	0	1,450	0	1,450
Whole Loan Collateral	0	22,259	0	22,259
Other ABS	0	6,538	2,248	8,786
Sovereign Issues	0	98,308	0	98,308
Common Stocks
Communication Services	3,151	0	2,982	6,133
Consumer Discretionary	0	0	16	16
Financials	8,540	6,789	0	15,329
Industrials	0	0	10,766	10,766
Information Technology	869	0	0	869
Real Estate	269	0	0	269
Warrants
Communication Services	0	0	1,321	1,321
Preferred Securities
Banking & Finance	0	3,086	10,361	13,447
Industrials	0	2,210	2,316	4,526
Real Estate Investment Trusts
Real Estate	2,059	0	0	2,059

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Short-Term Instruments
Mutual Funds	$103	$0	$0	$103
Egypt Treasury Bills	0	1,693	0	1,693
Nigeria Treasury Bills	0	18,922	0	18,922
U.S. Treasury Bills	0	4,241	0	4,241

	$14,991	$849,506	$129,885	$994,382

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$76,422	$0	$0	$76,422

Total Investments	$91,413	$849,506	$129,885	$1,070,804

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,743	0	1,743
Over the counter	0	3,957	127	4,084

	$0	$5,700	$127	$5,827

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,786)	0	(2,786)
Over the counter	0	(5,808)	0	(5,808)

	$0	$(8,594)	$0	$(8,594)

Total Financial Derivative Instruments	$0	$(2,894)	$127	$(2,767)

Totals	$91,413	$846,612	$130,012	$1,068,037

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$56,725	$25,085	$(24,973)	$252	$118	$(2,035)	$23,941	$0	$79,113	$(183)
Corporate Bonds & Notes
Banking & Finance	301	0	(5)	0	0	17	0	(313)	0	0
Industrials	13,912	1,225	(1,335)	18	0	1,448	0	0	15,268	1,094
Utilities	0	111	0	(3)	0	37	0	0	145	37
U.S. Government Agencies	4,786	0	(144)	29	47	631	0	0	5,349	628
Asset-Backed Securities
Other ABS	2,729	0	0	5	(1,187)	701	0	0	2,248	(347)
Common Stocks
Communication Services	9,830	0	(8,723)	0	4,629	(2,754)	0	0	2,982	2,830
Consumer Discretionary	16	0	0	0	0	0	0	0	16	0
Financials (3)	5,975	0	(6,123)	0	(6,417)	6,565	0	0	0	0
Health Care	22,039	0	(19,709)	0	(689)	(1,641)	0	0	0	0
Industrials	9,037	234	0	0	0	1,495	0	0	10,766	1,496
Real Estate (4)	13	0	0	0	0	256	0	(269)	0	0
Warrants
Communication Services	1,925	702	(1,735)	0	458	(29)	0	0	1,321	619
Financials	1	0	(7)	0	(4,154)	4,160	0	0	0	0

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Preferred Securities
Banking & Finance	$0	$9,928	$0	$0	$0	$433	$0	$0	$10,361	$433
Industrials	2,606	322	0	0	0	(612)	0	0	2,316	(611)

	$129,895	$37,607	$(62,754)	$301	$(7,195)	$8,672	$23,941	$(582)	$129,885	$5,996

Financial Derivative Instruments - Assets
Over the counter	$164	$0	$(2)	$0	$0	$(35)	$0	$0	$127	$(33)

Totals	$130,059	$37,607	$(62,756)	$301	$(7,195)	$8,637	$23,941	$(582)	$130,012	$5,963

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$39,704	Discounted Cash Flow	Discount Rate		6.790-11.323	8.624
	4,006	Indicative Market Quotation	Broker Quote		101.250	—
	795	Recent Transaction	Commitment		99.000-99.500	99.313
	2,673	Recent Transaction	Purchase Price		99.000	—
	3,590	Recent Transaction	Purchase Price	$	100.000	—
	28,345	Third Party Vendor	Broker Quote		57.500-100.125	95.447
Corporate Bonds & Notes
Industrials	15,268	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/ Discount Rate X/%		13.000/10.250	—
Utilities	145	Indicative Market Quotation	Broker Quote	EUR	13.500	—
U.S. Government Agencies	5,349	Discounted Cash Flow	Discount Rate		9.827	—
Asset-Backed Securities
Other ABS	2,248	Discounted Cash Flow	Discount Rate		12.000-20.000	18.738
Common Stocks
Communication Services	2,620	Indicative Market Quotation	Broker Quote		15.125	—
	362	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	16	Expected Recovery	Price	$	—	—
Industrials	8,575	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/ Discount Rate X/%		13.000/10.250	—
	721	Indicative Market Quotation / Recent Transaction	Broker Quote / Purchase Price $/$		3.250/2.000	—
	1,470	Indicative Market Quotation	Broker Quote	$	0.656-22.917	22.419
Warrants
Communication Services	1,321	Other Valuation Techniques (4)	—		—	—
Preferred Securities
Banking & Finance	4,209	Discounted Cash Flow	Discount Rate		11.630	—
	6,152	Recent transaction	Purchase Price	$	1.000	—
Industrials	264	Comparable Companies	Revenue/ EBITDA Multiple X		4.625/18.000	—
	2,052	Discounted Cash Flow	Discount Rate		26.880	—

Financial Derivative Instruments - Assets
Over the counter	127	Indicative Market Quotation	Broker Quote		0.053-5.109	5.100

Total	$130,012

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Real Estate since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	63

Schedule of Investments	PIMCO High Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.2%

Altice France SA
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~		$13,124	$13,426

Clover Holdings 2 LLC
TBD% - 4.000% due 12/10/2029 «µ		909	839
7.375% (TSFR1M + 3.633%) due 12/09/2031 ~		1,347	1,289

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~		4,521	4,661

Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		6,375	6,385

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~		4,289	3,965
10.751% (TSFR6M + 3.751%) due 09/15/2033 «~		400	352

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~		1,797	1,699

Gaia Purchaser, Inc.
TBD% due 06/25/2033 «		500	501

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~		5,415	5,405

Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		2,721	2,512

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		1,248	1,248

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		105	102

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(c)		598	578

Mercury Aggregator LP
TBD% due 04/03/2027 «		2,677	0

MPH Acquisition Holdings LLC
7.413% (TSFR3M + 3.663%) due 12/31/2030 ~		762	765
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		7,689	6,790

Newfold Digital Holdings Group, Inc.
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		72	58

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		2,981	2,981

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		20,731	18,762
11.516% (TSFR3M + 3.666%) due 02/01/2029 ~		2,132	1,450

Polaris Newco LLC
6.150% (EUR003M + 2.150%) due 06/02/2028 ~	EUR	2,992	2,971

Poseidon Bidco SASU
7.504% due 03/13/2030		3,000	994

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 ~		15,537	17,353

QXO, Inc.
TBD% due 04/30/2032		$1,600	1,598

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		4,988	4,356

Steenbok Lux Finco 2 SARL
1TBD% due 12/31/2028	EUR	20,736	9,594

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stepstone Group Midco 2 GmbH
6.885% (EUR006M + 2.459%) due 04/26/2032 ~	EUR	10,600	$9,943
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$1,485	1,204

Stormlight
8.370% due 05/13/2030 «~		3,488	3,488

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	7,000	7,955

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$19,094	16,653

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		30,252	29,825

Unicorn Bay
13.000% due 12/31/2026 «	HKD	33,539	4,330

Virgin Media Bristol LLC
6.967% (TSFR6M + 3.692%) due 03/31/2031 ~		$900	801
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		2,100	2,017

Westmoreland Coal Co.
8.000% due 03/15/2029		2,430	1,397

Total Loan Participations and Assignments (Cost $205,977)			188,247

CORPORATE BONDS & NOTES 45.0%

BANKING & FINANCE 9.3%

Alamo Re Ltd.
14.289% (T-BILL 1MO + 10.500%) due 06/07/2028 ~		900	899

Antares Holdings LP
6.350% due 10/23/2029 (m)		500	498

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		1,900	1,913

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (m)		3,925	3,189

Banco Mercantil del Norte SA
8.000% due 01/24/2033 •(j)(k)		1,900	1,904
8.450% due 06/24/2036 •(j)(k)		1,900	1,905

Blue Owl Capital Corp.
6.450% due 09/15/2028 (m)		800	810

BOI Finance BV
7.500% due 02/16/2027 (m)	EUR	3,000	3,497

Cape Lookout Re Ltd.
8.770% (FHMMUSTF + 5.250%) due 03/21/2033 ~		$250	248
9.520% (FHMMUSTF + 6.000%) due 03/21/2033 ~		250	250
12.226% (GSMMUSTF + 8.702%) due 04/05/2027 ~		900	898

Commonwealth RE Ltd.
7.407% (JMMMUSTF + 3.857%) due 07/08/2030 ~		3,700	3,701

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	313

Credit Suisse AG AT1 Claim		$600	212

East Lane Re VII Ltd.
12.050% (BRMMUSDF + 8.500%) due 03/31/2032 ~		250	251

Ford Motor Credit Co. LLC
5.667% (SOFRRATE + 2.030%) due 03/20/2028 ~(m)		900	911

Gateway Re Ltd.
5.550% (BRMMUSDF + 2.000%) due 07/06/2029 ~		850	850

GLP Capital LP/GLP Financing II, Inc.
5.625% due 03/01/2036 (m)		1,400	1,373

Golden Bear Re Ltd.
13.289% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		250	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
13.300% (JMMMUSTF + 9.750%) due 01/08/2029 ~		$470	$482

Greengrove RE Ltd.
11.270% (BNMMDTSC + 7.750%) due 04/08/2032 ~		250	255

GSPA Monetization Trust
6.422% due 10/09/2029 (m)		2,510	2,513

Hestia Re Ltd.
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		27	15

Horizon Mutual Holdings, Inc.
6.200% due 11/15/2034		400	389

IIFL Finance Ltd.
7.600% due 09/10/2029		400	402

Integrity RE III Ltd.
29.020% (FHMMUSTF + 25.500%) due 06/06/2027 ~		250	262

ION Platform Finance SARL
6.500% due 09/30/2030 (m)	EUR	1,400	1,290
6.500% due 09/30/2030		100	92
6.875% due 09/30/2032 (m)		1,500	1,280
7.875% due 05/01/2029		5,810	6,009

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (m)		$1,600	1,161

ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.750% due 05/01/2029 (m)		2,300	2,054
9.000% due 08/01/2029 (m)		2,490	2,218
9.500% due 05/30/2029 (m)		4,900	4,476

Iron Mountain, Inc.
6.250% due 01/15/2035		1,700	1,709

Long Point Re IV Ltd.
7.289% (T-BILL 1MO + 3.500%) due 06/01/2034 ~		250	250

Lower Ferry Re Ltd.
8.156% (MSMMUSTF + 4.646%) due 07/08/2030 ~		600	600
9.014% (MSMMUSTF + 5.504%) due 07/08/2030 ~		4,650	4,651

Luca RE Ltd.
10.800% (JMMMUSTF + 7.250%) due 07/22/2031 ~		350	364

Mayflower Re Ltd.
8.565% (FHMMUSTF + 5.045%) due 07/08/2030 ~		1,000	1,000
10.033% (FHMMUSTF + 6.513%) due 07/08/2030 ~		7,000	7,005

Merna Reinsurance II Ltd.
13.991% (GSMMUSTI + 10.470%) due 07/07/2030 ~		250	250

Nature Coast Re Ltd.
11.789% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		250	252
13.271% (GSMMUSTI + 9.750%) due 04/10/2033 ~		250	260

Polestar Re Ltd.
14.140% (BRMMUSDF + 10.590%) due 01/07/2028 ~		300	313
16.800% (BRMMUSDF + 13.250%) due 01/07/2027 ~		900	924

Purple Re Ltd.
10.050% (JMMMUSTF + 6.500%) due 06/07/2033 ~		250	250

Quercus II Re DAC
13.324% (EUR003M + 11.000%) due 01/07/2031 ~	EUR	250	290

Recoletos RE DAC
5.289% (T-BILL 3MO + 1.500%) due 07/06/2032 ~		$250	250

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		804	264

Stingray Compute LLC
6.000% due 06/15/2031		100	100

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sutter Re Ltd.
7.289% (T-BILL 3MO + 3.500%) due 06/07/2034 ~		$250	$250

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	8,545	1,430

Torrey Pines Re Ltd.
9.586% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	257
10.656% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	258

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (m)		8,463	8,274

Ursa Re II Ltd.
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	257

Ursa Re Ltd.
11.021% (GSMMUSTI + 7.500%) due 02/22/2028 ~		400	413
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~		1,000	1,019

Winston RE Ltd.
15.210% (BNMMDTSC + 11.690%) due 02/26/2031 ~		700	714

			78,376

INDUSTRIALS 31.1%

ADI Escrow Issuer LLC
7.125% due 07/15/2034		200	204

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033 (m)		949	935

Altice France SA
6.500% due 04/15/2032		401	388
6.875% due 10/15/2030 (m)		540	524
9.500% due 11/01/2029 (m)		762	774
12.875% due 11/01/2029	EUR	331	388

ams-OSRAM AG
7.250% due 05/31/2032		710	837
10.500% due 03/30/2029 (m)		849	1,034

APLD ComputeCo 3 LLC
7.000% due 06/15/2031		$800	799

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (m)		700	545

Australian Metcoal Financing Pty. Ltd.
6.250% due 10/22/2031 (m)		600	611
6.750% due 04/22/2034 (m)		600	619

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.000% due 02/15/2031 (m)		400	404

Beazer Homes USA, Inc.
8.000% due 01/15/2032		250	251

Beignet Investor LLC
6.581% due 05/30/2049 (m)		16,360	16,698

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029		5,700	3,705

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029		8,150	5,298

Cerdia Finanz GmbH
9.375% due 10/03/2031		4,070	3,656

Cheplapharm Arzneimittel GmbH
7.500% due 05/15/2030 (m)	EUR	7,900	9,368

Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		$3,100	2,793
7.000% due 06/15/2027 (m)		10,600	10,531

CVR Energy, Inc.
7.500% due 02/15/2031 (m)		1,000	996

DISH DBS Corp.
5.250% due 12/01/2026 (m)		6,650	6,583
5.750% due 12/01/2028 (m)		12,150	11,780
7.750% due 07/01/2026		5,500	5,500

Dorman Products, Inc.
6.250% due 06/15/2034		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecopetrol SA
7.750% due 02/01/2032 (m)		$14,600	$15,297

ELK Grove Village Property LLC
7.500% due 06/15/2031		500	504

Flora Food Management BV
6.875% due 07/02/2029 (m)	EUR	1,000	1,118
6.875% due 07/02/2029		5,600	6,259
7.500% due 10/31/2030		600	684

FMC Corp.
8.000% due 06/01/2031		$200	208

Ford Motor Co.
7.700% due 05/15/2097 (m)		7,745	8,140

Gaia Purchaser, Inc.
7.625% due 07/15/2033 (b)		200	202

General Shopping Investments Ltd.
12.000% due 09/20/2026 (j)		2,500	160

GSG Bidco Ltd.
5.375% due 06/15/2036	EUR	1,100	1,248

HCA, Inc.
7.500% due 11/15/2095 (m)		$1,746	1,889

Hybar LLC
7.375% due 07/01/2034		200	201

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(c)		10,450	10,450

Incora Top Holdco LLC
6.000% due 01/30/2033 «(l)		7,260	11,442

Intralot Capital Luxembourg SA
6.731% due 10/15/2031 •	EUR	1,700	1,963
6.750% due 10/15/2031 (m)		5,400	6,272

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (m)		$1,613	1,463

Kronos International, Inc.
9.500% due 03/15/2029 (m)	EUR	3,000	3,382

Motion Finco SARL
8.375% due 02/15/2032 (m)		$400	338

MPH Acquisition Holdings LLC
5.750% due 12/31/2030 (m)		5,200	4,342

National Mentor Holdings, Inc.
10.500% due 12/15/2030		300	316

New Albertsons LP
6.570% due 02/23/2028 (m)		4,021	4,047

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		1,403	909

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		5,000	4,659
7.500% due 07/17/2030 (m)		500	516

Noble Finance II LLC
8.000% due 04/15/2030 (m)		9,213	9,550

Ocado Group PLC
10.500% due 08/08/2029 (m)	GBP	4,272	5,883
11.000% due 06/15/2030 (m)		4,250	5,954

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(d)		$4,100	1,548
9.750% due 05/17/2035 ^(d)		1,900	850

Petroleos Mexicanos
6.750% due 09/21/2047 (m)		1,098	941

QXO Building Products, Inc.
6.500% due 07/15/2031		600	612
6.875% due 07/15/2034		700	719

Road Michigan Property Owner I LLC
7.500% due 03/30/2045 (m)		20,929	20,871

Thames Water Super Senior Issuer PLC
9.750% due 10/10/2027	GBP	14	19
9.750% due 10/10/2027		3	4

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$1,754	1,557
5.750% due 09/30/2039 (m)		4,274	4,211

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (m)	EUR	1,400	1,465

Tutor Perini Corp.
6.625% due 07/15/2033 (b)		$600	604

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,001	931

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ubisoft Entertainment SA
0.878% due 11/24/2027 (m)	EUR	1,400	$1,416

Valaris Ltd.
8.375% due 04/30/2030 (m)		$6,811	7,076

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	120,000	9,330

Vedanta Resources Finance II PLC
7.000% due 07/13/2032 (b)		$1,700	1,692
7.375% due 07/13/2034 (b)		1,700	1,685
7.750% due 07/13/2037 (b)		1,700	1,690

Viridien
8.500% due 10/15/2030 (m)	EUR	1,175	1,423
10.000% due 10/15/2030 (m)		$2,508	2,666

VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032 (m)		4,100	4,065

Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033 (m)		4,000	3,391

VZ Secured Financing BV
7.500% due 01/15/2033 (m)		1,400	1,341

Wayfair LLC
7.750% due 09/15/2030 (m)		1,100	1,157

			263,982

UTILITIES 4.6%

Altice Holdings 1 SARL
0.000% due 12/31/2099 «	EUR	11	169

COX Asset Mexico SA de CV
7.125% due 01/08/2032 (m)		$250	254
7.750% due 05/08/2036 (m)		200	205

FORESEA Holding SA
7.500% due 06/15/2030 (m)		3,000	2,964

NGD Holdings BV
9.875% due 12/31/2029		493	483

Nova Securitisation SARL
5.750% due 02/03/2031 (m)		2,200	2,123
6.500% due 02/03/2036 (m)		1,500	1,412

OI SA
8.500% due 12/31/2028 ^(d)		29,863	317
10.000% due 06/30/2027 ^(d)		14,404	7,022

PBF Holding Co. LLC/PBF Finance Corp.
7.250% due 06/01/2034 (m)		800	792

Peru LNG SRL
5.375% due 03/22/2030 (m)		10,469	10,189

Qwest Corp.
7.375% due 05/01/2030 (m)		5,130	5,054

SW Finance I PLC
1.625% due 03/30/2027	GBP	1,800	2,326

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (m)		$3,200	3,177

Veon Midco BV
6.950% due 06/01/2031		1,400	1,399
7.450% due 06/01/2033		1,200	1,198

			39,084

Total Corporate Bonds & Notes (Cost $417,915)			381,442

CONVERTIBLE BONDS & NOTES 3.7%

INDUSTRIALS 3.7%

ams-OSRAM AG
2.125% due 11/03/2027	EUR	13,700	15,380

DISH Network Corp.
3.375% due 08/15/2026		$5,100	4,949

Ubisoft Entertainment SA
2.375% due 11/15/2028 (m)	EUR	9,600	10,777

Total Convertible Bonds & Notes (Cost $31,649)			31,106

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	65

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.4%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$2,275	$1,861

PENNSYLVANIA 0.5%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
8.000% due 06/30/2034	4,100	4,182

TEXAS 0.9%

El Paso Downtown Development Corp. Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,175	7,858

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	66,200	6,634

Total Municipal Bonds & Notes (Cost $23,004)		20,535

U.S. GOVERNMENT AGENCIES 4.7%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
5.992% due 11/25/2055 «~	12,479	9,234

Federal Home Loan Mortgage Corp. REMICS
2.358% due 06/25/2050 •(a)	2,633	276
2.393% due 07/15/2035 •(a)	271	17
2.493% due 02/15/2042 •(a)	313	19
3.433% due 08/15/2036 •(a)	157	18
5.000% due 06/15/2033 ~(a)	272	22
5.585% due 05/15/2033 •	14	14

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
4.168% due 11/25/2059 ~	5,838	2,796

Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.128% due 10/25/2041 •	7,250	7,386
11.428% due 11/25/2041 •	8,500	8,712
12.128% due 02/25/2042 •	2,200	2,299

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.128% due 12/25/2041 •	1,200	1,223
9.628% due 10/25/2041 - 12/25/2041 •	7,092	7,214

Federal National Mortgage Association REMICS
2.358% due 07/25/2050 •(a)	2,497	268
3.500% due 09/25/2027 (a)	9	0
4.000% due 06/25/2050 (a)	1,562	291
10.000% due 01/25/2034 •	67	69

Government National Mortgage Association REMICS
3.500% due 06/20/2042 - 03/20/2043 (a)	348	46
4.500% due 07/20/2042 (a)	43	4
5.000% due 09/20/2042 (a)	80	9

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2056	100	87

Total U.S. Government Agencies (Cost $41,603)		40,004

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (q)	466	463

U.S. Treasury Notes
4.125% due 02/15/2036	410	400

Total U.S. Treasury Obligations (Cost $887)		863

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%

Adjustable Rate Mortgage Trust
4.103% due 05/25/2036 •	2,755	1,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atrium Hotel Portfolio Trust
5.423% due 12/15/2036 •(m)		$5,500	$5,433

Banc of America Alternative Loan Trust
1.837% due 06/25/2046 •(a)		1,764	126
2.877% due 06/25/2037 •(a)		1,528	172
4.123% due 06/25/2037 •		1,407	1,044

Banc of America Funding Trust
6.000% due 07/25/2037		239	205
6.250% due 10/26/2036		3,353	1,127

Banc of America Mortgage Trust
4.288% due 02/25/2036 ~		3	3

BCAP LLC Trust
4.440% due 03/26/2037 þ		1,068	1,867
6.000% due 05/26/2037 ~		4,137	1,612

Bear Stearns ALT-A Trust
4.394% due 11/25/2036 ~		76	38

CD Mortgage Trust
5.688% due 10/15/2048		91	86

Chase Mortgage Finance Trust
4.443% due 09/25/2036 ~		27	23
4.646% due 12/25/2035 ~		6	5

CHL Mortgage Pass-Through Trust
1.587% due 12/25/2036 •(a)		1,600	163
4.031% due 09/20/2036 ~		163	147
4.614% due 09/25/2047 ~		12	11

CIM Trust
4.750% due 12/25/2065 þ		596	583

Citigroup Mortgage Loan Trust, Inc.
4.744% due 07/25/2037 ~		46	42
4.768% due 11/25/2035 ~(m)		8,528	3,961
6.500% due 09/25/2036 (m)		2,091	987

CLNY Trust
6.004% due 11/15/2038 •(m)		1,700	1,630
6.700% due 11/15/2038 •(m)		1,050	989

Countrywide Alternative Loan Trust
1.237% due 04/25/2035 •(a)		1,484	68
4.263% due 12/25/2046 •		1,092	950
4.437% due 02/25/2037 ~		61	54
6.000% due 02/25/2037		3,994	1,337
6.250% due 12/25/2036 •		2,124	821
6.500% due 06/25/2036		591	282

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		1,262	747

CSMC Trust
3.431% due 11/10/2032 (m)		1,200	1,016
8.044% due 07/15/2032 •(m)		950	932

Eurosail-U.K. PLC
5.216% due 06/13/2045 •	GBP	3,347	3,824
7.866% due 06/13/2045 •		988	1,098

HarborView Mortgage Loan Trust
3.879% due 08/19/2036 ~		$76	65
5.133% due 08/19/2036 ~		1	1

Hilton USA Trust
2.828% due 11/05/2035		900	750

IM Pastor 3 FTH
2.526% due 03/22/2043 •	EUR	1,389	1,421

JP Morgan Alternative Loan Trust
4.162% due 03/25/2037 ~(m)		$2,258	2,034

JP Morgan Chase Commercial Mortgage Securities Trust
5.272% due 11/15/2035 •(m)		1,300	327
5.490% due 03/15/2036 •(m)		1,750	1,478
5.622% due 11/15/2035 •		600	87

JP Morgan Mortgage Trust
2.857% due 01/25/2037 •(a)		13,161	1,672
3.927% due 07/27/2037 ~		3,970	3,351

Lehman XS Trust
4.203% due 06/25/2047 •(m)		908	879

Morgan Stanley Re-REMICS Trust
3.976% due 05/26/2036 ~		2,372	2,167

New Orleans Hotel Trust
5.262% due 04/15/2032 •(m)		1,000	989

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.394% due 04/25/2036 ~(m)		2,454	2,177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Resecuritization Trust
3.668% due 07/26/2035 ~(m)	$3,568	$3,189

PRPM LLC
5.089% due 02/25/2031 þ	2,373	2,341
5.185% due 02/25/2031 þ(m)	6,199	6,126
5.503% due 08/25/2030 þ(m)	867	864
5.729% due 07/25/2030 þ	851	848

Residential Asset Securitization Trust
4.163% due 01/25/2046 •	165	43
6.250% due 09/25/2037	4,542	1,504
6.500% due 08/25/2036	784	200

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037 (m)	1,400	1,342

Structured Adjustable Rate Mortgage Loan Trust
4.199% due 01/25/2036 ~	83	43
4.576% due 04/25/2047 ~	258	102

Structured Asset Mortgage Investments II Trust
4.143% due 07/25/2046 •(m)	3,692	3,042
4.454% due 04/19/2035 •	1,420	1,403

WaMu Mortgage Pass-Through Certificates Trust
3.078% due 05/25/2037 ~	47	40
5.500% due 06/25/2034	48	47

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2.917% due 04/25/2037 •(a)	6,190	1,159
6.500% due 03/25/2036 (m)	3,668	2,815

Worldwide Plaza Trust
3.526% due 11/10/2036 (m)	1,999	1,649

WSTN Trust
7.958% due 07/05/2037 ~(m)	1,600	1,615
8.748% due 07/05/2037 ~(m)	1,600	1,602
10.174% due 07/05/2037 ~(m)	1,300	1,304

Total Non-Agency Mortgage-Backed Securities (Cost $91,540)		81,115

ASSET-BACKED SECURITIES 13.3%

AUTOMOBILE ABS OTHER 0.3%

Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033	1,105	1,104
6.942% due 06/15/2033	487	487
10.219% due 06/15/2033	845	845

		2,436

HOME EQUITY OTHER 5.4%

ABFC Trust
5.013% due 06/25/2037 •	574	406

ACE Securities Corp. Home Equity Loan Trust
3.983% due 12/25/2036 •	8,730	2,229
4.043% due 07/25/2036 •(m)	1,330	1,121

Centex Home Equity Loan Trust
4.511% due 06/25/2034 •(m)	2,501	2,220

Countrywide Asset-Backed Certificates Trust
4.168% due 09/25/2046 •	12,466	10,349

Encore Credit Receivables Trust
4.813% due 07/25/2035 •(m)	7,565	6,802

Equity One Mortgage Pass-Through Trust
3.689% due 07/25/2034 þ	457	371

JP Morgan Mortgage Acquisition Trust
4.163% due 03/25/2047 þ	507	327

Merrill Lynch Mortgage Investors Trust
4.083% due 04/25/2037 •	501	201

Morgan Stanley Mortgage Loan Trust
5.395% due 11/25/2036 •	922	356
6.465% due 09/25/2046 þ	5,696	1,857

People’s Financial Realty Mortgage Securities Trust
3.923% due 09/25/2036 •	19,083	3,311

RAMP Trust
4.198% due 12/25/2036 •	11,152	9,249

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ	6,078	2,278
7.238% due 09/25/2037 þ	5,259	1,970

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Truman Capital Mortgage Loan Trust
7.888% due 01/25/2034 •		$2,283	$2,267

Washington Mutual Asset-Backed Certificates Trust
4.063% due 05/25/2036 •		119	95

			45,409

WHOLE LOAN COLLATERAL 6.0%

First Franklin Mortgage Loan Trust
4.633% due 06/25/2036 •		3,147	3,102

Pretium Mortgage Credit Partners LLC
4.968% due 02/25/2056 þ		4,656	4,618
5.180% due 01/25/2056 þ(m)		3,967	3,937
5.184% due 11/25/2055 þ(m)		7,536	7,463
5.193% due 10/25/2055 þ(m)		1,664	1,666
5.265% due 12/25/2055 þ(m)		7,829	7,753
5.342% due 12/25/2055 þ(m)		3,773	3,747
5.510% due 04/25/2056 þ		1,278	1,276
5.668% due 06/25/2066 þ		2,365	2,368
5.693% due 05/25/2056 þ		2,078	2,077
5.710% due 04/25/2056 þ		983	983

RCO X Mortgage LLC
5.418% due 10/25/2030 þ(m)		3,501	3,485

Specialty Underwriting & Residential Finance Trust
4.738% due 06/25/2036 •		8,070	6,778

VCAT LLC
5.062% due 02/25/2056 þ		1,876	1,867

			51,120

OTHER ABS 1.6%

Aqueduct European CLO DAC
0.000% due 01/25/2039	EUR	1,060	662

Avoca CLO XIII DAC
0.000% due 04/15/2034 ~		2,150	830

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		$185,947	388

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	1,793	0
0.000% due 04/15/2038 ~		548	354

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	27

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	395
0.000% due 03/31/2038 ~		2,441	1,103

Cork Street CLO DAC
0.000% due 11/27/2028 «~	EUR	700	47

CVC Cordatus Loan Fund VI DAC
0.000% due 04/15/2032 ~		3,120	719

Duke Funding V Ltd.
7.390% due 08/07/2033 •		$13,523	1,563

Glacier Funding CDO III Ltd.
7.020% due 08/04/2035 •		6,310	372

Man GLG Euro CLO I DAC
0.000% due 10/15/2030 ~	EUR	3,371	4

Marlette Funding Trust
0.000% due 07/16/2029 «(g)		$10	0

Sherwood Funding CDO Ltd.
7.110% due 11/06/2039 •		31,208	5,793

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		2	291

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	1,107

			13,655

Total Asset-Backed Securities (Cost $171,539)			112,620

SOVEREIGN ISSUES 11.5%

Angola Government International Bonds
8.000% due 11/26/2029		2,004	2,041
9.375% due 03/31/2033		2,300	2,356

Argentina Bonar Bonds
0.750% due 07/09/2030 þ		9,019	5,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argentina Republic Government International Bonds
1.000% due 07/09/2029		$114	$104
3.500% due 07/09/2041 þ(m)		9,486	7,115
4.125% due 07/09/2046 þ		107	82
5.000% due 01/09/2038 þ(m)		1,326	1,110

Avenir Issuer IV Ireland DAC
6.000% due 10/25/2027		611	604

Brazil Government International Bonds
4.875% due 04/23/2033 (m)	EUR	600	689

Colombia TES
1.000% due 08/22/2029	COP	364,000	103
1.000% due 03/26/2031		223,900	54
6.500% due 01/22/2031 (i)		124,420	36
7.000% due 06/30/2032		214,400	50
7.250% due 10/18/2034		670,600	149
9.250% due 05/28/2042		234,700	56
11.000% due 08/22/2029		2,875,400	817
11.500% due 07/25/2046		790,300	224
11.750% due 01/24/2035		79,073,300	22,723
12.000% due 03/13/2058		3,000,500	868
12.500% due 02/27/2030		31,009,400	9,130
12.750% due 11/28/2040		2,653,500	810
13.250% due 02/09/2033		1,377,100	425

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	302,800	659

Dominican Republic International Bonds
10.500% due 03/15/2037 (m)	DOP	365,400	6,511
10.750% due 06/01/2036 (m)		25,900	468
11.250% due 09/15/2035 (m)		53,650	994

DRC International Bonds
8.750% due 04/16/2032		$1,200	1,244
9.500% due 04/16/2037		200	210

Egypt Government Bonds
19.698% due 10/14/2030	EGP	746,200	14,477

Ghana Government International Bonds
0.000% due 07/03/2026 (g)		$11	11
0.000% due 01/03/2030 (g)(m)		59	53
5.000% due 07/03/2029 þ		296	293

Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	55	63
3.900% due 01/30/2033		122	146
4.000% due 01/30/2037		96	114
4.200% due 01/30/2042		119	142

Pakistan Government International Bonds
6.975% due 04/24/2029		$1,300	1,304

Peru Government International Bonds
6.900% due 08/12/2037	PEN	1,800	540
6.950% due 08/12/2031		2,801	932

Qatar Government International Bonds
4.800% due 04/08/2033 (m)		$1,500	1,508

Republic of Kenya Government International Bonds
7.875% due 02/26/2034 (m)		900	896

Romania Government International Bonds
5.875% due 07/11/2032 (m)	EUR	2,600	3,116

Turkiye Government Bonds
40.305% (BISTREFI + 0.000%) due 09/06/2028 ~	TRY	268,206	5,780
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~		31,100	673

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$40	29
0.000% due 02/01/2034 þ(h)		149	85
0.000% due 02/01/2035 þ(h)		126	76
0.000% due 02/01/2036 þ(h)		105	63
4.500% due 02/01/2034 þ		183	129
4.500% due 02/01/2035 þ		256	178
4.500% due 02/01/2036 þ		293	201

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(d)		1,552	766
9.250% due 05/07/2028 ^(d)		900	434
11.950% due 08/05/2031 ^(d)		400	219

Total Sovereign Issues (Cost $90,670)			97,463

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 5.5%

COMMUNICATION SERVICES 0.9%

Clear Channel Outdoor Holdings, Inc. (e)	754,306	$1,825

iHeartMedia, Inc. Class A (e)	157,290	675

iHeartMedia, Inc. Class B «(e)	138,545	511

Promotora de Informaciones SA Class A (e)	282,619	99

SES SA «(e)	222,366	3,363

Uniti Group, Inc. (e)	116,865	1,341

		7,814

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(l)	27,368,642	0

West Marine «(e)(l)	3,250	21

		21

FINANCIALS 2.2%

Banca Monte dei Paschi di Siena SpA	886,500	11,017

Windstream Servcies LLC (e)	644,440	7,392

XBP Global Holdings, Inc. (e)	968	2

		18,411

INDUSTRIALS 2.3%

Drillco Holdings Luxembourg SA «(l)	170,549	3,909

Foresea Holdings SA «	70,121	1,607

Incora Intermediate II LLC «(e)(l)	314,058	12,379

Westmoreland Mining Holdings «(e)(l)	87,552	57

Westmoreland Mining LLC «(e)(l)	480,033	1,260

		19,212

INFORMATION TECHNOLOGY 0.1%

NVIDIA Corp.	4,237	848

REAL ESTATE 0.0%

MNSN Holdings, Inc. (e)(l)	3,757	316

Total Common Stocks (Cost $40,301)		46,622

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

Windstream Holdings II LLC - Exp. 08/01/2035 «	125,540	1,439

Total Warrants (Cost $765)		1,439

PREFERRED SECURITIES 4.3%

BANKING & FINANCE 3.7%

ADLER Group SA «	1,524,031	0

AGFC Capital Trust I
5.685% due 01/15/2067 (m)	20,410,000	12,754

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	60

Compeer Financial ACA
4.875% due 08/15/2026 (j)	2,100,000	2,085

OCP CLO Ltd.
0.000% due 04/26/2036	15,547	5,528

WAFC Voussoir «	6,443,107	6,443

Windstream Holdings II LLC
11.000% «	4,111	4,583

		31,453

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	67

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

Clover Holdings, Inc.
0.000% «(l)	14,886	$286

SVB Financial Trust
0.000% due 11/07/2032 (g)	19,520	2
11.000% due 11/07/2032	4,283	1,970

Syniverse Holdings, Inc.
12.500% «(l)	3,566,672	2,598

Venture Global LNG, Inc.
9.000% due 09/30/2029 (j)(m)	530,000	517

		5,373

Total Preferred Securities (Cost $35,837)		36,826

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.	95,221	2,528

Total Real Estate Investment Trusts (Cost $280)		2,528

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

EGYPT TREASURY BILLS 0.2%
23.927% due 09/15/2026 - 10/20/2026 (f)(g)	EGP	86,775	1,660

NIGERIA TREASURY BILLS 2.2%
20.606% due 01/14/2027 - 01/28/2027 (f)(g)	NGN	28,613,500	18,561

U.S. TREASURY BILLS 0.5%
3.679% due 07/21/2026 - 08/11/2026 (f)(g)(o)(q)		$4,700	4,687

Total Short-Term Instruments (Cost $24,786)			24,908

Total Investments in Securities (Cost $1,176,753)			1,065,718

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	7,352,783	71,623

Total Short-Term Instruments (Cost $71,610)		71,623

Total Investments in Affiliates (Cost $71,610)		71,623

Total Investments 134.1% (Cost $1,248,363)		$1,137,341

Financial Derivative Instruments (n)(p)(0.1)% (Cost or Premiums, net $55,944)		(852)

Other Assets and Liabilities, net (34.0)%		(288,512)

Net Assets Applicable to Common Shareholders 100.0%		$847,977

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Security becomes interest bearing at a future date.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.
(l) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Clover Holdings, Inc.	12/09/2024	$223	$286	0.03%
Drillco Holdings Luxembourg SA	06/08/2023	3,411	3,909	0.46
Incora Intermediate II LLC	01/31/2025	15,256	12,379	1.46
Incora Top Holdco LLC6.000% due 01/30/2033	01/31/2025 - 05/01/2026	7,260	11,442	1.35
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	42	316	0.04
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2026	3,523	2,598	0.31
West Marine	09/12/2023	47	21	0.00
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,140	57	0.01
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	1,556	1,260	0.15

		$33,458	$32,268	3.81%

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	3.850%	06/18/2026	07/20/2026			$(593)	$(594)
	3.950	06/04/2026	07/06/2026			(664)	(666)
	3.990	05/05/2026	07/02/2026			(5,529)	(5,564)
	4.000	06/04/2026	07/06/2026			(305)	(306)
BPS	(0.250)	06/17/2026	TBD	(3)	EUR	(176)	(201)
	1.850	06/17/2026	TBD	(3)	EUR	(1,226)	(1,402)
	2.000	06/17/2026	TBD	(3)		(1,022)	(1,169)
	2.500	06/17/2026	TBD	(3)		(284)	(325)
	2.500	06/18/2026	TBD	(3)		(947)	(1,083)
	4.000	07/02/2026	09/04/2026			$(4,467)	(4,467)
	4.040	05/04/2026	07/02/2026			(4,653)	(4,686)
	4.270	06/26/2026	09/28/2026		GBP	(7,221)	(9,583)
BRC	1.650	06/17/2026	TBD	(3)		(1,522)	(1,740)
	1.750	06/17/2026	TBD	(3)		(264)	(302)
	1.800	06/17/2026	TBD	(3)		(160)	(183)
	2.450	06/17/2026	07/01/2026			(461)	(527)
	2.450	06/17/2026	07/02/2026			(835)	(955)
	3.900	02/12/2026	TBD	(3)		$(2,591)	(2,630)
	4.000	02/12/2026	TBD	(3)		(18,653)	(18,939)
	4.510	05/14/2026	09/10/2026			(867)	(872)
	4.700	06/17/2026	10/15/2026			(1,287)	(1,290)
	4.760	05/14/2026	09/10/2026			(801)	(806)
	4.810	05/14/2026	09/10/2026			(704)	(708)
BYR	3.970	06/26/2026	08/03/2026			(5,340)	(5,343)
	4.120	04/23/2026	07/23/2026			(458)	(462)
	4.120	06/16/2026	08/17/2026			(6,052)	(6,063)
	4.170	06/15/2026	08/14/2026			(15,953)	(15,982)
CDC	4.020	06/22/2026	10/20/2026			(1,623)	(1,625)
	4.030	06/02/2026	07/02/2026			(2,885)	(2,895)
	4.120	06/05/2026	09/01/2026			(470)	(471)
	4.120	06/22/2026	10/20/2026			(8,658)	(8,667)
	4.120	06/25/2026	07/02/2026			(1,145)	(1,146)
	4.130	06/01/2026	09/01/2026			(8,393)	(8,422)
	4.130	06/02/2026	07/02/2026			(12,232)	(12,273)
	4.130	06/02/2026	09/01/2026			(678)	(680)
DBL	4.195	06/26/2026	09/25/2026			(7,005)	(7,009)
	4.264	06/12/2026	09/11/2026			(1,063)	(1,065)
	4.295	06/26/2026	09/25/2026			(1,391)	(1,391)
	4.364	06/12/2026	09/11/2026			(12,955)	(12,985)
	4.395	06/26/2026	09/25/2026			(1,372)	(1,373)
	4.464	06/12/2026	09/11/2026			(752)	(754)
DEU	3.960	02/12/2026	07/01/2026			(3,123)	(3,170)
	3.960	06/30/2026	TBD	(3)		(1,329)	(1,329)
	3.960	07/01/2026	06/30/2028			(1,963)	(1,963)
	3.970	03/05/2026	TBD	(3)		(1,493)	(1,512)
	4.010	06/25/2026	TBD	(3)		(574)	(575)
IND	4.030	06/16/2026	09/16/2026			(478)	(479)
	4.130	04/15/2026	07/01/2026			(2,434)	(2,455)
	4.130	04/15/2026	07/15/2026			(14,694)	(14,823)
	4.130	06/16/2026	09/16/2026			(4,505)	(4,513)
	4.190	07/01/2026	07/08/2026			(334)	(334)
JML	1.250	06/17/2026	TBD	(3)	EUR	(588)	(672)
JPS	4.320	05/14/2026	11/16/2026			$(1,316)	(1,323)
MEI	4.100	06/18/2026	07/20/2026			(226)	(226)
	4.100	06/30/2026	TBD	(3)		(182)	(182)
MYI	2.150	06/23/2026	07/08/2026			(604)	(605)
NOM	4.000	03/05/2026	TBD	(3)		(6,169)	(6,250)
RDR	4.100	06/17/2026	TBD	(3)		(3,415)	(3,419)
RTA	4.145	04/17/2026	10/19/2026			(405)	(408)
	4.145	05/20/2026	11/20/2026			(7,778)	(7,814)
	4.145	06/02/2026	11/30/2026			(1,588)	(1,594)
	4.145	06/23/2026	11/30/2026			(3,550)	(3,553)
	4.420	06/05/2026	08/04/2026			(3,942)	(3,955)
	4.420	06/12/2026	10/13/2026			(29,621)	(29,690)
	4.470	06/05/2026	08/04/2026			(1,256)	(1,260)
	4.470	06/12/2026	10/13/2026			(3,929)	(3,939)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	69

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
SCX	4.050%	04/16/2026	TBD	(3)		$(43)	$(44)
	4.100	12/12/2025	TBD	(3)		(370)	(379)
	4.100	12/15/2025	TBD	(3)		(809)	(827)
	4.100	06/03/2026	TBD	(3)		(5,635)	(5,653)
	4.170	06/26/2026	08/04/2026			(812)	(812)
SOG	2.360	06/17/2026	TBD	(3)	EUR	(531)	(607)
	2.370	06/17/2026	TBD	(3)		(2,228)	(2,549)
	2.430	06/17/2026	TBD	(3)		(3,027)	(3,462)
	3.910	04/16/2026	TBD	(3)		$(1,422)	(1,434)
UBS	1.700	07/02/2026	TBD	(3)	EUR	(229)	(261)
	2.430	06/17/2026	TBD	(3)		(2,311)	(2,643)
	2.470	06/17/2026	TBD	(3)		(1,324)	(1,514)
	2.527	06/30/2026	09/30/2026			(4,180)	(4,776)
	2.567	06/10/2026	09/10/2026			(2,658)	(3,042)
	3.870	05/13/2026	TBD	(3)		$(1,936)	(1,946)
	3.960	05/05/2026	08/04/2026			(1,977)	(1,990)
	4.110	05/05/2026	07/09/2026			(565)	(569)
	4.110	05/06/2026	07/09/2026			(750)	(755)
	4.110	05/27/2026	08/27/2026			(15,876)	(15,939)
	4.230	04/07/2026	07/07/2026			(1,042)	(1,052)
	4.230	04/08/2026	07/08/2026			(2,082)	(2,102)
	4.230	04/09/2026	07/09/2026			(3,234)	(3,265)
	4.230	04/16/2026	07/16/2026			(10,304)	(10,396)
	4.230	05/28/2026	07/16/2026			(6,697)	(6,724)
	4.230	06/11/2026	07/16/2026			(8,473)	(8,493)

Total Reverse Repurchase Agreements							$(324,881)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(7,130)	$0	$(7,130)	$7,854	$724
BPS	0	(22,916)	0	(22,916)	20,280	(2,636)
BRC	0	(28,952)	0	(28,952)	32,702	3,750
BYR	0	(27,850)	0	(27,850)	31,733	3,883
CDC	0	(36,179)	0	(36,179)	41,742	5,563
CEW	0	0	0	0	18,431	18,431
DBL	0	(24,577)	0	(24,577)	29,757	5,180
DEU	0	(8,549)	0	(8,549)	7,319	(1,230)
IND	0	(22,604)	0	(22,604)	24,578	1,974
JML	0	(672)	0	(672)	674	2
JPS	0	(1,323)	0	(1,323)	1,478	155
MEI	0	(408)	0	(408)	459	51
MYI	0	(605)	0	(605)	595	(10)
NOM	0	(6,250)	0	(6,250)	7,805	1,555
RDR	0	(3,419)	0	(3,419)	4,139	720
RTA	0	(52,213)	0	(52,213)	64,885	12,672
SCX	0	(7,715)	0	(7,715)	8,922	1,207
SOG	0	(8,052)	0	(8,052)	50,593	42,541
UBS	0	(65,467)	0	(65,467)	12,737	(52,730)

Total Borrowings and Other Financing Transactions	$0	$(324,881)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,982)	$(61,782)	$(72,507)	$(72,994)	$(210,265)
Convertible Bonds & Notes	0	0	0	(672)	(672)
Non-Agency Mortgage-Backed Securities	(3,170)	0	(26,844)	(11,656)	(41,670)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Asset-Backed Securities	$0	$0	$(5,335)	$(24,586)	$(29,921)
Sovereign Issues	0	0	(812)	(17,741)	(18,553)
Preferred Securities	0	(462)	0	0	(462)
U.S. Treasury Obligations	0	(16,314)	0	0	(16,314)

Total Borrowings	$(6,152)	$(78,558)	$(105,498)	$(127,649)	$(317,857)

Payable for reverse repurchase agreements (5)					$(317,857)

(m)	Securities with an aggregate market value of $363,444 and cash of $4,347 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2026 was $(208,804) at a weighted average interest rate of 4.099%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(7,024) is outstanding at period end.
(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	2.113%	$	1,000	$31	$84	$115	$2	$0
Venture Global LNG, Inc.	5.000	Quarterly	06/20/2031	2.310		100	10	2	12	0	0
Worldline SA/France	5.000	Quarterly	12/20/2027	6.803	EUR	400	(39)	28	(11)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2028	8.139		100	(14)	6	(8)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2030	9.729		12,700	(2,066)	(90)	(2,156)	23	0

							$(2,078)	$30	$(2,048)	$25	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION
(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
									Asset	Liability
CDX.HY-46 5-Year Index	5.000%	Quarterly	06/20/2031	$	15,612	$1,294	$(14)	$1,280	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	32,280	$(440)	$(613)	$(1,053)	$0	$(44)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		13,400	1,297	2,377	3,674	24	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	416	1,184	13	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,700	(7)	2,259	2,252	9	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		$43,700	253	733	986	10	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	224	(2,463)	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	(23)	(336)	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	1,597	1,589	27	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	(1,235)	(451)	0	(103)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,113	(3,846)	(2,733)	0	(116)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		76,900	(969)	545	(424)	0	(109)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		31,000	(587)	758	171	45	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	1,699	(3,802)	0	(94)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		233,400	(2,351)	(3,358)	(5,709)	0	(463)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	1	16	17	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		24,800	186	(634)	(448)	0	(62)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	706	1,133	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		98,190	(1,457)	(1,483)	(2,940)	0	(260)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	07/02/2031		132,700	721	(181)	540	0	(360)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	19,451	19,943	410	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	71

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.250%	Annual	06/15/2032		$87,000	$4,224	$8,147	$12,371	$265	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	4,305	6,875	183	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		9,810	(161)	355	194	48	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	02/15/2036		21,800	(14)	37	23	109	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(109,096)	(49,496)	0	(1,852)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		6,160	119	276	395	52	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	13,624	13,377	254	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	22,937	22,802	381	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	16,915	16,750	299	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		29,200	2,061	(13,534)	(11,473)	0	(217)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		223,450	(4,208)	101,785	97,577	994	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,700	916	1,381	2,297	89	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		29,000	1,270	2,114	3,384	294	0
Pay	1-Year BRL-CDI	13.172	Maturity	01/02/2031	BRL	17,300	1	(71)	(70)	10	0
Pay	1-Year BRL-CDI	13.180	Maturity	01/02/2031		148,100	(60)	(529)	(589)	84	0
Pay	1-Year BRL-CDI	13.330	Maturity	01/02/2031		1,800	0	(6)	(6)	1	0
Pay	1-Year BRL-CDI	13.724	Maturity	01/02/2031		68,500	0	(86)	(86)	38	0
Pay	1-Year BRL-CDI	13.790	Maturity	01/02/2031		18,200	0	(17)	(17)	10	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031		89,200	0	(46)	(46)	50	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027	COP	3,946,400	(1)	0	(1)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028		405,600	0	0	0	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	65,500	66	(4,340)	(4,274)	0	(44)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	3,729	2,670	22	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	251	541	3	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	6,368	6,444	23	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(5,268)	(3,951)	0	(10)
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		26,400	424	3,156	3,580	0	(4)

							$58,606	$71,795	$130,401	$3,766	$(3,796)

Total Swap Agreements							$57,822	$71,811	$129,633	$3,791	$(3,804)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,791	$3,791	$0	$0	$(3,804)	$(3,804)

(o)
Securities with an aggregate market value of $714 and cash of $27,014 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2026	DOP	52,830		$898	$6	$0
	07/2026	EUR	1,602		1,865	34	0
	07/2026	GBP	17		22	0	0
	08/2026	DOP	27,126		456	5	0
	08/2026	HKD	3,242		414	0	0
	09/2026	COP	20,190,346		5,209	0	(594)
	09/2026	KZT	8,912		18	0	(1)

BPS	07/2026	BRL	5,754		1,112	0	(3)
	07/2026	TRY	5,657		119	0	(1)
	07/2026		$1,133	BRL	5,754	0	(18)
	07/2026		1,107	ZAR	18,162	0	0
	08/2026	EUR	1,582		$1,805	0	(5)
	08/2026		$962	BRL	4,899	0	(20)
	09/2026	COP	129,528		$35	0	(2)
	08/2030	KWD	58		195	6	0
	01/2031		2,065		6,960	205	0
	06/2031		413		1,390	38	0

BRC	07/2026	TRY	410,862		8,632	0	(45)
	07/2026		$6,414	TRY	306,830	69	0
	07/2026		5,522	ZAR	89,696	0	(55)

BSH	08/2026		16,122	BRL	82,258	0	(310)
	09/2026	COP	10,573,372		$2,710	0	(329)

CBK	07/2026	EUR	830		968	20	0
	07/2026		$427	EGP	22,830	36	0
	07/2026		1,523	EUR	1,307	0	(30)
	08/2026	COP	51,955,506		$13,648	0	(1,388)
	08/2026	EUR	2,691		3,070	0	(9)
	09/2026	COP	15,892,128		4,186	0	(381)
	09/2026	KZT	34,566		68	0	(2)
	09/2026		$5	PEN	17	0	0
	12/2026	PEN	5,975		$1,709	0	(28)

DUB	07/2026	KZT	4,911		10	0	0
	07/2026		$612	EGP	33,030	57	0
	07/2026		2,577	ZAR	41,709	0	(34)
	08/2026	KZT	37,368		$77	0	0
	11/2026		18,892		38	0	0

FAR	07/2026	GBP	9,277		12,476	170	0
	07/2026		$3,601	ZAR	59,419	21	0

GLM	07/2026	DOP	9,415		$155	0	(3)
	08/2026		27,118		454	4	0
	08/2026		$1,564	BRL	7,994	0	(28)
	09/2026	DOP	207,089		$3,412	14	(30)
	09/2026		$2,083	BRL	10,721	0	(37)
	10/2026	DOP	6,135		$103	2	0
	11/2026		124,897		2,054	0	(2)
	12/2026		5,496		92	2	0

JPM	07/2026	BRL	5,768		1,121	4	0
	07/2026	KZT	2,860		6	0	0
	07/2026		$1,114	BRL	5,768	3	0
	08/2026	HKD	12,043		$1,539	1	0
	09/2026	COP	106,786		29	0	(1)
	10/2026		$1,121	BRL	5,895	0	(4)

MBC	07/2026	EUR	11,089		$12,887	216	0
	07/2026		$5,693	EUR	4,922	0	(69)
	07/2026		2	JPY	316	0	0
	08/2026		625	EGP	33,800	50	0
	08/2026		2,878	EUR	2,520	6	0

SCX	08/2026	HKD	11,365		$1,453	1	0
	09/2026	KZT	2,918		6	0	0

SOG	07/2026	EUR	100,511		117,250	2,406	0
	07/2026		$122,626	EUR	107,803	550	0
	07/2026		6	JPY	1,015	0	0
	08/2026	EUR	107,803		$122,792	0	(549)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	73

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SSB	07/2026		$12,286	GBP	9,294	$43	$0
	08/2026	GBP	9,294		$12,285	0	(43)

UAG	09/2026	COP	2,997,852		777	0	(84)
	09/2026		$6,669	COP	25,733,651	726	0
	12/2026	COP	8,576,042		$2,198	0	(215)

Total Forward Foreign Currency Contracts						$4,695	$(4,320)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)		Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
											Asset	Liability
BOA	Petroleos Mexicanos	1.000%	Quarterly	06/20/2031	2.146%		$	5,700	$(291)	$11	$0	$(280)

BPS	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			1,110	(155)	41	0	(114)

BRC	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814			1,900	44	(4)	40	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146			1,000	(57)	8	0	(49)

CBK	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			4,400	(612)	159	0	(453)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2026	0.880			300	(3)	3	0	0

DUB	Eskom «	4.650	Quarterly	06/30/2029	—	♦		3,025	0	155	155	0
	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦		24	0	0	0	0

GST	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	20,000	(11)	4	0	(7)

JPM	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400			20,000	(10)	3	0	(7)

MYC	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387		$	4,410	(607)	152	0	(455)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	1.573			900	(176)	164	0	(12)

									$(1,878)	$696	$195	$(1,377)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Pay	NVIDIA Corp.	4,237	5.660% (SOFR plus a specified spread)	Maturity	07/29/2026	$816	$0	$(32)	$0	$(32)

Total Swap Agreements								$(1,878)	$664	$195	$(1,409)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$45	$0	$0	$45	$(595)	$0	$(280)	$(875)	$(830)	$705	$(125)
BPS	249	0	0	249	(49)	0	(114)	(163)	86	(260)	(174)
BRC	69	0	40	109	(100)	0	(49)	(149)	(40)	0	(40)
BSH	0	0	0	0	(639)	0	0	(639)	(639)	695	56
CBK	56	0	0	56	(1,838)	0	(453)	(2,291)	(2,235)	1,934	(301)
DUB	57	0	155	212	(34)	0	0	(34)	178	(214)	(36)
FAR	191	0	0	191	0	0	(32)	(32)	159	0	159
GLM	22	0	0	22	(100)	0	0	(100)	(78)	271	193
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
JPM	8	0	0	8	(5)	0	(7)	(12)	(4)	0	(4)
MBC	272	0	0	272	(69)	0	0	(69)	203	0	203
MYC	0	0	0	0	0	0	(467)	(467)	(467)	666	199
SCX	1	0	0	1	0	0	0	0	1	0	1

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
SOG	$2,956	$0	$0	$2,956	$(549)	$0	$0	(549)	$2,407	$(2,400)	$7
SSB	43	0	0	43	(43)	0	0	(43)	0	0	0
UAG	726	0	0	726	(299)	0	0	(299)	427	(380)	47

Total Over the Counter	$4,695	$0	$195	$4,890	$(4,320)	$0	$(1,409)	$(5,729)

(q)
Securities with an aggregate market value of $4,271 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦
Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$3,766	$3,791

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,695	$0	$4,695
Swap Agreements	0	195	0	0	0	195

	$0	$195	$0	$4,695	$0	$4,890

	$0	$220	$0	$4,695	$3,766	$8,681

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$3,796	$3,804

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,320	$0	$4,320
Swap Agreements	0	1,377	32	0	0	1,409

	$0	$1,377	$32	$4,320	$0	$5,729

	$0	$1,385	$32	$4,320	$3,796	$9,533

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	75

Schedule of Investments	PIMCO High Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(57)	$(57)
Swap Agreements	0	458	0	0	4,535	4,993

	$0	$458	$0	$0	$4,478	$4,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48	$0	$48
Written Options	0	0	0	112	0	112
Swap Agreements	0	269	0	0	0	269

	$0	$269	$0	$160	$0	$429

	$0	$727	$0	$160	$4,478	$5,365

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$(11,797)	$(11,781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,104	$0	$4,104
Swap Agreements	0	394	(32)	0	0	362

	$0	$394	$(32)	$4,104	$0	$4,466

	$0	$410	$(32)	$4,104	$(11,797)	$(7,315)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June
 30, 2026 in valuing the Fund’s assets and
 liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$143,142	$45,105	$188,247
Corporate Bonds & Notes
Banking & Finance	0	78,376	0	78,376
Industrials	0	242,090	21,892	263,982
Utilities	0	38,915	169	39,084
Convertible Bonds & Notes
Industrials	0	31,106	0	31,106
Municipal Bonds & Notes
Michigan	0	1,861	0	1,861
Pennsylvania	0	4,182	0	4,182
Texas	0	7,858	0	7,858
West Virginia	0	6,634	0	6,634
U.S. Government Agencies	0	30,770	9,234	40,004
U.S. Treasury Obligations	0	863	0	863
Non-Agency Mortgage-Backed Securities	0	81,115	0	81,115
Asset-Backed Securities
Automobile ABS Other	0	2,436	0	2,436
Home Equity Other	0	45,409	0	45,409
Whole Loan Collateral	0	51,120	0	51,120
Other ABS	0	12,210	1,445	13,655
Sovereign Issues	0	97,463	0	97,463
Common Stocks
Communication Services	3,940	0	3,874	7,814
Consumer Discretionary	0	0	21	21
Financials	11,019	7,392	0	18,411
Industrials	0	0	19,212	19,212
Information Technology	848	0	0	848
Real Estate	316	0	0	316
Warrants
Communication Services	0	0	1,439	1,439
Preferred Securities
Banking & Finance	0	20,427	11,026	31,453
Industrials	0	2,489	2,884	5,373
Real Estate Investment Trusts
Real Estate	2,528	0	0	2,528

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Short-Term Instruments
Egypt Treasury Bills	$0	$1,660	$0	$1,660
Nigeria Treasury Bills	0	18,561	0	18,561
U.S. Treasury Bills	0	4,687	0	4,687

	$18,651	$930,766	$116,301	$1,065,718

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$71,623	$0	$0	$71,623

Total Investments	$90,274	$930,766	$116,301	$1,137,341

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,791	0	3,791
Over the counter	0	4,735	155	4,890

	$0	$8,526	$155	$8,681

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,804)	0	(3,804)
Over the counter	0	(5,729)	0	(5,729)

	$0	$(9,533)	$0	$(9,533)

Total Financial Derivative Instruments	$0	$(1,007)	$155	$(852)

Totals	$90,274	$929,759	$116,456	$1,136,489

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$41,013	$8,259	$(20,096)	$136	$154	$(2,554)	$18,193	$0	$45,105	$(419)
Corporate Bonds & Notes
Banking & Finance	302	0	(7)	0	0	18	0	(313)	0	0
Industrials	19,641	1,751	(1,502)	22	0	1,980	0	0	21,892	1,579
Utilities	0	129	0	(3)	0	43	0	0	169	43
U.S. Government Agencies	8,262	0	(249)	37	81	1,103	0	0	9,234	1,097
Asset-Backed Securities
Other ABS	1,468	0	(22)	0	(14,261)	14,213	47	0	1,445	(67)
Common Stocks
Communication Services	10,752	0	(9,497)	0	5,041	(2,422)	0	0	3,874	3,660
Consumer Discretionary	20	0	0	0	0	1	0	0	21	1
Financials	7,671	0	(7,860)	0	(8,060)	8,249	0	0	0	0
Health Care	27,263	0	(24,380)	0	(853)	(2,030)	0	0	0	0
Industrials	16,246	408	0	0	0	2,558	0	0	19,212	2,558
Real Estate (3)	15	0	0	0	0	301	0	(316)	0	0
Warrants
Communication Services	2,095	765	(1,888)	0	499	(32)	0	0	1,439	674
Financials	1	0	(3)	0	(8,989)	8,991	0	0	0	0
Preferred Securities
Banking & Finance	0	10,554	0	0	0	472	0	0	11,026	472
Industrials	3,254	407	0	0	0	(777)	0	0	2,884	(777)

	$138,003	$22,273	$(65,504)	$192	$(26,388)	$30,114	$18,240	$(629)	$116,301	$8,821

Financial Derivative Instruments - Assets
Over the counter	$197	$0	$(1)	$0	$0	$(41)	$0	$0	$155	$(41)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$(5)	$42	$(37)	$0	$0	$0	$0

Totals	$138,200	$22,273	$(65,505)	$187	$(26,346)	$30,036	$18,240	$(629)	$116,456	$8,780

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$16,845	Discounted Cash Flow	Discount Rate		6.790 - 9.012	8.347
	20,442	Third Party Vendor	Broker Quote		57.500 - 100.125	94.665
	4,330	Indicative Market Quotation	Broker Quote		101.250	—
	3,488	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Industrials	21,892	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
Utilities	169	Indicative Market Quotation	Broker Quote	EUR	13.500	—
U.S. Government Agencies	9,234	Discounted Cash Flow	Discount Rate		9.827	—
Asset-Backed Secuities
Other ABS	1,398	Discounted Cash Flow	Discount Rate		12.000 - 20.000	16.042
	47	Expected Recovery	Price		5.880	—
Common Stocks
Communication Services	3,363	Indicative Market Quotation	Broker Quote	$	15.125	—
	511	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	21	Expected Recovery	Price	$	—	—
Industrials	12,379	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
	1,260	Indicative Market Quotation/Recent Transaction	Broker Quote/Purchase Price	$/$	3.250/2.000	—
	5,573	Indicative Market Quotation	Broker Quote	$	0.656 - 22.917	22.687

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	77

Schedule of Investments	PIMCO High Income Fund	(Cont.)	June 30, 2026

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Warrants
Communication Services	$1,439	Other Valuation Techniques (4)			—	—
Preferred Securities
Banking & Finance	4,583	Discounted Cash Flow	Discount Rate		11.630	—
	6,443	Recent transaction	Purchase Price	$	1.000	—
Industrials	286	Comparable Companies	Revenue/EBITDA Multiple	X	4.625/18.000	—
	2,598	Discounted Cash Flow	Discount Rate		26.880	—

Financial Derivative Instruments - Assets
Over the counter	155	Indicative Market Quotation	Broker Quote		0.053 - 5.109	5.106

Total	$116,456

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Common Stocks Consumer Discretionary to Real Estate since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the fund.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund	June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 25.6%

Altice France SA
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~	$1,868	$1,911

Asurion LLC
7.763% (TSFR3M + 3.663%) due 08/19/2028 ~	1,674	1,674

Auris Luxembourg III SARL
6.913% - 6.982% (TSFR3M + 3.732%) due 02/28/2029 ~	98	99

Bausch & Lomb Corp.
7.394% (TSFR1M + 3.644%) due 01/15/2031 ~	298	299

Bausch Health Cos., Inc.
9.894% (TSFR1M + 3.644%) due 10/08/2030 ~	1,980	1,925

BDO USA PC
8.121% (TSFR1M + 3.621%) due 08/31/2028 «~	102	101
8.648% (TSFR3M + 3.643%) due 08/31/2028 «~	1,327	1,325

Cengage Learning, Inc.
6.638% - 6.653% (TSFR1M + 3.644%) due 03/24/2031 ~	786	779

Central Parent, Inc.
6.982% (TSFR3M + 3.732%) due 07/06/2029 ~	2,856	1,885

Charlotte Buyer, Inc.
7.874% (TSFR1M + 3.624%) due 02/11/2028 ~	1,683	1,684

Columbus McKinnon Corp.
7.232% (TSFR3M + 3.732%) due 02/03/2033 ~	440	440

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~	1,339	1,381

Databricks, Inc.
TBD% - 1.000% due 01/05/2032 µ	91	91
8.114% (TSFR1M + 3.612%) due 01/05/2032 ~	409	409

Dialysis Holdco LLC
9.644% (TSFR1M + 3.644%) due 11/26/2030 «~	1,969	2,000

DTI Holdco, Inc.
7.644% (TSFR1M + 3.644%) due 04/26/2029 ~	2,257	2,063

Encina Private Credit LLC
TBD% due 11/30/2026 «~	55	47

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~	1,272	1,176

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~	219	207

Galaxy U.S. Opco, Inc. (5.663% Cash and 3.250% PIK)
8.913% (TSFR3M + 3.663%) due 07/31/2030 ~(b)	1,824	1,677

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~	3,139	3,134

Guardian
TBD% - 1.000% due 08/29/2032 «µ	100	100
9.121% (TSFR6M + 3.618%) due 08/29/2032 «~	600	600

Houghton Mifflin Harcourt Publishing Co.
9.013% (TSFR3M + 3.663%) due 04/09/2029 ~	1,137	903

iHeartCommunications, Inc.
9.533% (TSFR1M + 3.644%) due 05/01/2029 ~	299	286

Ivanti Software, Inc.
8.414% (TSFR3M + 3.658%) due 06/01/2029 ~	2,235	989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		$776	$776

LBM Acquisition LLC
7.502% (TSFR1M + 3.652%) due 06/06/2031 ~		1,990	1,674

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		40	39

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(b)		219	212

Magenta Security Holdings LLC
10.173% (TSFR3M + 3.663%) due 07/27/2028 ~		276	48
10.673% (TSFR3M + 3.663%) due 07/27/2028 ~		59	40
10.923% (TSFR3M + 3.663%) due 07/27/2028 ~		78	30

McAfee LLC
6.644% (TSFR1M + 3.644%) due 03/01/2029 ~		495	441

Mercury Aggregator LP
TBD% due 04/03/2027 «		1,178	0

MI Windows & Doors LLC
6.394% (TSFR1M + 3.644%) due 03/28/2031 ~		97	96

MPH Acquisition Holdings LLC
7.413% (TSFR3M + 3.663%) due 12/31/2030 ~		508	510
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		4,203	3,712

Newfold Digital Holdings Group, Inc.
7.214% (TSFR1M + 3.612%) due 04/30/2029 ~		1,008	751
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		84	69

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		2,981	2,981

Ontario Gaming GTA LP
7.982% (TSFR3M + 3.732%) due 08/01/2030 ~		1,490	1,423

Padagis LLC
8.689% (TSFR3M + 3.677%) due 07/06/2028 «~		1,614	1,533

Paradigm Parent LLC
8.232% (TSFR3M + 3.732%) due 04/16/2032 ~		2,124	1,829

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		4,479	4,054

Polaris Newco LLC
7.925% (TSFR3M + 3.663%) due 06/02/2028 ~		1,960	1,708

Poseidon Bidco SASU
7.504% due 03/13/2030	EUR	1,600	530

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 «~		11,414	12,749

QuidelOrtho Corp.
7.644% (TSFR1M + 3.644%) due 08/20/2032 ~		$2,488	2,453

RealPage, Inc.
6.994% (TSFR3M + 3.732%) due 04/24/2028 ~		1,391	1,303

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		2,138	1,867

Spa Holdings 3 OYJ
8.244% (TSFR3M + 3.732%) due 05/23/2030 ~		1,985	1,979

Steenbok Lux Finco 2 SARL
1TBD% due 12/31/2028	EUR	7,143	3,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stepstone Group Midco 2 GmbH
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$1,980	$1,605

Stonepeak Bayou Holdings LP
6.482% (TSFR3M + 3.732%) due 10/01/2032 ~		1,995	1,993

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	1,566	1,780

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$4,761	4,153

Trident TPI Holdings, Inc.
7.482% (TSFR3M + 3.732%) due 09/15/2028 ~		1,683	1,618

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		9,375	9,243

Unicorn Bay
13.000% due 12/31/2026 «	HKD	16,130	2,082

Virgin Media Investment Holdings Ltd.
6.978% due 08/01/2030 «~	GBP	1,000	1,227

Vistra Zero Operating Co. LLC
5.644% (TSFR1M + 3.644%) due 04/30/2031 ~		$199	199

Westmoreland Coal Co.
8.000% due 03/15/2029 «		700	403

Total Loan Participations and Assignments (Cost $107,051)			97,590

CORPORATE BONDS & NOTES 29.0%

BANKING & FINANCE 6.9%

Armor Holdco, Inc.
8.500% due 11/15/2029		2,000	2,013

Armor RE II Ltd.
8.810% (T-BILL 3MO + 5.000%) due 06/07/2033 ~		250	250

Barclays PLC
6.490% due 09/13/2029 •		200	207
6.692% due 09/13/2034 •		300	324
7.437% due 11/02/2033 •		970	1,081

BOI Finance BV
7.500% due 02/16/2027	EUR	1,500	1,749

CaixaBank SA
6.840% due 09/13/2034 •		$200	218

CBRE Services, Inc.
5.950% due 08/15/2034		400	417

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043	PEN	492	158

Credit Suisse AG AT1 Claim		$3,840	1,354

FS KKR Capital Corp.
7.500% due 08/01/2031		400	399
7.875% due 01/15/2029		2,000	2,054

GSPA Monetization Trust
6.422% due 10/09/2029		707	708

Hestia Re Ltd.
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		13	8

ION Platform Finance U.S., Inc./ION Platform Finance SARL
5.750% due 05/15/2028		100	92
8.750% due 05/01/2029		1,080	965
9.500% due 05/30/2029		720	658

JAB Holdings BV
3.750% due 05/28/2051		250	174
4.500% due 04/08/2052		100	77

Kona Spc Ltd.
5.718% due 09/15/2026 «•	EUR	1,000	1,143

Nuveen Churchill Direct Lending Corp.
6.650% due 03/15/2030		$2,000	2,011

Purple Re Ltd.
10.050% (JMMMUSTF + 6.500%) due 06/07/2033 ~		250	250

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	79

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sammons Financial Group, Inc.
6.875% due 04/15/2034		$100	$107

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		372	122

Societe Generale SA
6.691% due 01/10/2034 •		400	428

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	3,784	633

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030		$4,868	4,759

Ursa Re II Ltd.
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	257

Ursa Re Ltd.
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~		400	408

VICI Properties LP/VICI Note Co., Inc.
3.875% due 02/15/2029		1,800	1,749
4.500% due 01/15/2028		1,280	1,272

Winston RE Ltd.
13.730% (BNMMDTSC + 10.210%) due 02/26/2031 ~		250	257

			26,302

INDUSTRIALS 17.0%

Beignet Investor LLC
6.581% due 05/30/2049		4,930	5,032

Crescent Energy Finance LLC
7.875% due 04/15/2032 (j)		100	101

CVS Pass-Through Trust
7.507% due 01/10/2032		225	235

DISH DBS Corp.
5.250% due 12/01/2026		3,520	3,485
5.750% due 12/01/2028		3,560	3,452

Ecopetrol SA
8.375% due 01/19/2036		200	217

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.750% due 01/15/2030		1,600	1,570

Flora Food Management BV
6.875% due 07/02/2029	EUR	800	894

FMC Corp.
8.000% due 06/01/2031		$100	104

Ford Motor Co.
7.700% due 05/15/2097		4,805	5,050

Great Canadian Gaming Corp./Raptor LLC
8.750% due 11/15/2029		100	100

Grupo Nutresa SA
8.000% due 05/12/2030		700	742

HCA, Inc.
7.500% due 11/15/2095		1,050	1,136

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(b)		5,240	5,240

Incora Top Holdco LLC
6.000% due 01/30/2033 «(i)		3,589	5,657

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (j)		1,700	1,542

LifePoint Health, Inc.
9.875% due 08/15/2030		400	422

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC
6.750% due 04/01/2032		100	99

National Mentor Holdings, Inc.
10.500% due 12/15/2030		1,700	1,793

New Albertsons LP
6.570% due 02/23/2028		2,800	2,818

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		673	453

Nissan Motor Co. Ltd.
7.500% due 07/17/2030		400	413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	1,400	$1,569

Petroleos Mexicanos
6.700% due 02/16/2032		$830	838
6.840% due 01/23/2030		400	411
8.750% due 06/02/2029		765	818

Skeena Resources Ltd.
8.500% due 04/01/2031		100	105

Topaz Solar Farms LLC
4.875% due 09/30/2039		725	644
5.750% due 09/30/2039		3,548	3,496

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
9.500% due 05/15/2030		1,900	1,793

Transocean International Ltd.
8.250% due 05/15/2029 (j)		1,500	1,550

U.S. Renal Care, Inc.
10.625% due 06/28/2028		843	784

Ubisoft Entertainment SA
0.878% due 11/24/2027 (j)	EUR	1,500	1,517

Valaris Ltd.
8.375% due 04/30/2030		$156	162

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	60,000	4,665

Venture Global LNG, Inc.
9.500% due 02/01/2029		$800	861
9.875% due 02/01/2032		1,200	1,281

Viridien
10.000% due 10/15/2030		1,983	2,108

Vmed O2 U.K. Financing I PLC
7.750% due 04/15/2032		700	633

Yinson Boronia Production BV
8.947% due 07/31/2042		777	855

			64,645

UTILITIES 5.1%

FORESEA Holding SA
7.500% due 06/15/2030		467	461

NGD Holdings BV
9.875% due 12/31/2029		109	107

Nova Securitisation SARL
5.750% due 02/03/2031		900	869

OI SA
8.500% due 12/31/2028 ^(c)		15,147	161
10.000% due 06/30/2027 ^(c)		7,304	3,561

Pacific Gas & Electric Co.
4.200% due 03/01/2029		900	887
4.450% due 04/15/2042		322	268
4.750% due 02/15/2044		996	845

Peru LNG SRL
5.375% due 03/22/2030		3,201	3,115

Qwest Corp.
7.750% due 05/01/2030		7,000	6,947

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029		1,400	1,390

Vistra Operations Co. LLC
6.950% due 10/15/2033		800	871

			19,482

Total Corporate Bonds & Notes (Cost $124,535)			110,429

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,553

Ubisoft Entertainment SA
2.375% due 11/15/2028	EUR	900	1,010

Total Convertible Bonds & Notes (Cost $2,613)			2,563

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.9%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$1,286	$1,052

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	21,900	2,195

Total Municipal Bonds & Notes (Cost $4,209)		3,247

U.S. GOVERNMENT AGENCIES 1.9%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)	15,233	893
5.992% due 11/25/2055 «~	3,615	2,675

Federal Home Loan Mortgage Corp. REMICS
2.586% due 11/15/2040 •	90	76
3.000% due 11/15/2033 (a)	270	8

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
1.948% due 11/25/2057 ~	94	36
2.237% due 08/25/2058 ~	469	179
2.239% due 08/25/2057 ~	467	140
3.396% due 05/25/2057 ~	277	121
3.506% due 10/25/2058 ~	481	216
3.618% due 05/25/2064 ~	297	143
4.564% due 02/25/2059 ~	564	238
5.477% due 05/25/2060 ~	293	160
7.654% due 03/25/2061 ~	96	58

Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.428% due 11/25/2041 •	1,900	1,947

Federal National Mortgage Association REMICS
2.308% due 02/25/2049 •(a)	152	13
3.500% due 12/25/2032 - 12/25/2049 (a)	812	73
3.880% due 12/25/2040 •	107	103
4.000% due 11/25/2042 (a)	408	36

Total U.S. Government Agencies (Cost $7,191)		7,115

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (m)	175	173

U.S. Treasury Notes
4.250% due 08/15/2035	257	254

Total U.S. Treasury Obligations (Cost $443)		427

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

Adjustable Rate Mortgage Trust
4.323% due 08/25/2036 •	9,623	2,732

Banc of America Funding Trust
6.000% due 08/25/2036	282	264

BBCCRE Trust
4.216% due 08/10/2033	600	541

BCAP LLC Trust
3.618% due 03/27/2036 ~	503	340
4.440% due 03/26/2037 þ	273	477

Bear Stearns ALT-A Trust
4.083% due 06/25/2046 •	634	588
4.394% due 11/25/2036 ~	121	60
4.443% due 09/25/2035 ~	88	35

Bear Stearns ALT-A Trust II
4.119% due 09/25/2047 ~	1,603	745

CD Mortgage Trust
5.688% due 10/15/2048	108	102

Chase Mortgage Finance Trust
4.646% due 12/25/2035 ~	1	1
6.000% due 02/25/2037	298	107
6.000% due 07/25/2037	204	84

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 10/25/2036		$512	$183

CHL Mortgage Pass-Through Trust
5.500% due 10/25/2035		141	73
6.250% due 09/25/2036		157	50

CLNY Trust
6.004% due 11/15/2038 •		1,100	1,055
6.700% due 11/15/2038 •		600	565

Countrywide Alternative Loan Trust
4.113% due 05/25/2037 •		131	41
5.500% due 03/25/2035		97	37
5.500% due 12/25/2035		826	395
5.750% due 01/25/2035		35	35
5.935% due 04/25/2036 ~		51	48
6.000% due 02/25/2035		99	80
6.000% due 08/25/2036 •		112	59
6.000% due 12/25/2036		1,318	357
6.000% due 04/25/2037		349	145
6.250% due 11/25/2036		174	125
6.250% due 12/25/2036 •		615	238
6.500% due 08/25/2036		183	51

Countrywide Alternative Loan Trust Resecuritization
6.000% due 05/25/2036		638	332
6.000% due 08/25/2037 ~		330	160

CSMC Trust
3.904% due 11/10/2032 ~		1,000	74
8.044% due 07/15/2032 •		3,147	3,089

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
4.163% due 06/25/2037 •		1,786	1,614

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.713% due 06/25/2034 •		1,742	1,764

Eurosail-U.K. PLC
7.866% due 06/13/2045 •	GBP	239	266

GS Mortgage-Backed Securities Trust
2.499% due 11/25/2061 ~(a)		$6,932	324
7.531% due 11/25/2061 ~		100	87

GSR Mortgage Loan Trust
6.000% due 02/25/2036		977	338

HarborView Mortgage Loan Trust
4.330% due 07/19/2035 ~		10	7
4.474% due 01/19/2035 •		13	12

Hilton USA Trust
2.828% due 11/05/2035		1,400	1,167

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		1,642	477

JP Morgan Alternative Loan Trust
4.162% due 03/25/2037 ~		287	259
4.332% due 03/25/2036 ~		277	202

JP Morgan Chase Commercial Mortgage Securities Trust
5.102% due 07/05/2033 •		1,182	1,025
5.272% due 11/15/2035 •		1,300	327
5.622% due 11/15/2035 •		600	87
5.973% due 02/15/2035 •		823	795
7.923% due 02/15/2035 •		1,892	1,645

JP Morgan Mortgage Trust
5.234% due 01/25/2037 ~		60	51
5.293% due 02/25/2036 ~		57	36

Lehman XS Trust
4.203% due 06/25/2047 •		281	272

Merrill Lynch Mortgage Investors Trust
4.244% due 03/25/2036 ~		392	174

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		1,887	496

Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 ~(a)		3,242	13
1.358% due 01/25/2070 ~(a)		3,242	102
7.082% due 01/25/2070 ~		200	195

New Residential Mortgage Loan Trust
0.250% due 12/25/2065 ~(a)		10,180	50
0.277% due 11/25/2065 ~(a)		17,495	81
1.606% due 11/25/2065 ~(a)		17,495	572
1.664% due 12/25/2065 ~(a)		10,180	367
6.566% due 12/25/2065 ~		160	144
6.587% due 11/25/2065 ~		250	230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RALI Trust
4.323% due 12/25/2045 •	$1,901	$1,109

Residential Asset Securitization Trust
5.750% due 02/25/2036	376	123
6.000% due 07/25/2037	1,761	603
6.250% due 09/25/2037	1,165	386

RFMSI Trust
6.000% due 09/25/2036	37	29
6.000% due 06/25/2037	505	410

Soho Trust
2.786% due 08/10/2038 ~	2,940	2,505

STARM Mortgage Loan Trust
5.346% due 04/25/2037 ~	107	43
5.644% due 02/25/2037 ~	25	21

Structured Adjustable Rate Mortgage Loan Trust
4.199% due 01/25/2036 ~	355	186
4.997% due 11/25/2036 ~	265	202

Verus Securitization Trust
0.000% due 10/25/2066 ~(a)	5,145	508
0.000% due 02/25/2067 ~(a)	11,283	17
0.180% due 02/25/2067 ~(a)	11,283	97
0.430% due 10/25/2066 ~(a)	5,145	110
4.248% due 02/25/2067 ~	392	261
4.414% due 10/25/2066 ~	194	127
7.793% due 06/25/2069 ~	500	503

WaMu Mortgage Pass-Through Certificates Trust
3.236% due 10/25/2036 ~	106	94
3.761% due 12/25/2046 •	106	97
3.994% due 02/25/2037 ~	98	85
4.403% due 01/25/2045 •	94	92
4.663% due 10/25/2045 •	1,449	1,288

Wells Fargo Commercial Mortgage Trust
3.874% due 06/15/2036 ~	400	346

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037	9	9

Worldwide Plaza Trust
3.526% due 11/10/2036	2,350	1,938

WSTN Trust
7.958% due 07/05/2037 ~	800	807
8.748% due 07/05/2037 ~	800	801
10.174% due 07/05/2037 ~	600	602

Total Non-Agency Mortgage-Backed Securities (Cost $45,546)		39,846

ASSET-BACKED SECURITIES 8.0%

AUTOMOBILE SEQUENTIAL 1.3%

CPS Auto Securitization Trust
11.000% due 06/16/2032 «	4,832	4,856

HOME EQUITY OTHER 1.9%

Argent Securities Trust
4.143% due 03/25/2036 •	5,412	3,058

Asset-Backed Securities Corp. Home Equity Loan Trust
2.867% due 03/25/2036 •	178	176

Citigroup Mortgage Loan Trust, Inc.
4.063% due 12/25/2036 •	2,369	869

Merrill Lynch Mortgage Investors Trust
4.083% due 04/25/2037 •	150	60

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~	171	97

Ownit Mortgage Loan Trust
4.258% due 03/25/2037 •	2,312	2,481

People’s Choice Home Loan Securities Trust
4.648% due 06/25/2034 •	309	296

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 þ	999	374

		7,411

HOME EQUITY SEQUENTIAL 0.2%

Morgan Stanley Mortgage Loan Trust
4.003% due 04/25/2037 •	2,301	606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WHOLE LOAN COLLATERAL 0.9%

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		$214	$67

First Franklin Mortgage Loan Trust
4.633% due 06/25/2036 •		1,475	1,454

Residential Asset Mortgage Products Trust
4.323% due 09/25/2036 •		70	67

Securitized Asset-Backed Receivables LLC Trust
4.043% due 05/25/2036 •		3,405	1,822

			3,410

OTHER ABS 3.7%

ABSLT DE LLC
12.103% due 05/20/2033 «		5,300	5,296

Adagio VI CLO DAC
0.000% due 04/30/2031 «~	EUR	1,306	0

Apidos CLO XXVIII
0.000% due 10/20/2038 ~		$2,534	659

Avoca CLO XX DAC
0.000% due 07/15/2032 ~	EUR	1,070	684

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		$85,896	179

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	119
0.000% due 03/31/2038 ~		814	368

College Avenue Student Loans Trust
0.000% due 06/25/2054 «(f)		5	2,794
6.610% due 06/25/2054		626	642
8.660% due 06/25/2054		902	943

Deutsche Bank AG
10.883% due 01/21/2035 «•		500	504

Dryden 58 CLO Ltd.
0.000% due 07/17/2031 ~		5,689	43

Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	0
0.000% due 03/15/2030 «(f)		3	0

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		1	380

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	365

Taberna Preferred Funding V Ltd.
4.300% due 08/05/2036 •		1,414	1,337

			14,313

Total Asset-Backed Securities (Cost $51,147)			30,596

SOVEREIGN ISSUES 2.6%

Argentina Bonar Bonds
0.750% due 07/09/2030 þ		1,735	1,078

Argentina Republic Government International Bonds
1.000% due 07/09/2029		256	234
4.125% due 07/09/2046 þ		107	82
5.000% due 01/09/2038 þ		6,188	5,179

Costa Rica Government International Bonds
5.950% due 04/27/2033	EUR	100	122

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	100,000	218

Dominican Republic International Bonds
10.750% due 06/01/2036	DOP	21,000	380

Ghana Government International Bonds
0.000% due 07/03/2026 (f)		$7	7
0.000% due 01/03/2030 (f)		39	35
5.000% due 07/03/2029 þ		191	189
5.000% due 07/03/2035 þ		313	291

Peru Government International Bonds
6.900% due 08/12/2037	PEN	900	270
6.950% due 08/12/2031		161	54

Romania Government International Bonds
5.375% due 03/22/2031	EUR	190	225
5.500% due 09/18/2028		500	594
6.375% due 09/18/2033		500	609

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	81

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkiye Government Bonds
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~	TRY	13,466	$291

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(c)		$151	74

Total Sovereign Issues (Cost $8,182)			9,932

		SHARES
COMMON STOCKS 5.6%

COMMUNICATION SERVICES 0.9%

Clear Channel Outdoor Holdings, Inc. (d)		261,329	632

iHeartMedia, Inc. Class A (d)		54,906	236

iHeartMedia, Inc. Class B «(d)		48,387	178

Promotora de Informaciones SA Class A (d)		130,203	46

SES SA «(d)		113,713	1,720

Uniti Group, Inc. (d)		59,579	683

			3,495

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(d)(i)		12,793,342	0

West Marine «(d)(i)		1,500	10

			10

FINANCIALS 2.7%

Banca Monte dei Paschi di Siena SpA		523,500	6,506

Windstream Servcies LLC (d)		326,125	3,740

XBP Global Holdings, Inc. (d)		325	1

			10,247

INDUSTRIALS 1.9%

Drillco Holdings Luxembourg SA «(i)		26,444	606

Foresea Holdings SA «		10,980	251

Incora Intermediate II LLC «(d)(i)		155,272	6,120

Westmoreland Mining Holdings «(d)(i)		25,226	17

Westmoreland Mining LLC «(d)(i)		80,305	211

			7,205

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%

NVIDIA Corp.	1,907	$382

REAL ESTATE 0.0%

MNSN Holdings, Inc. (d)(i)	1,675	141

Total Common Stocks (Cost $16,665)		21,480

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

Windstream Holdings II LLC - Exp. 08/01/2035 «	63,531	728

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	195	0

Total Warrants (Cost $387)		728

PREFERRED SECURITIES 2.5%

BANKING & FINANCE 1.6%

ADLER Group SA «	675,204	0

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	35,000	30

Cooperatieve Rabobank UA
6.500% due 12/31/2099 þ(g)	1,246,400	1,609

WAFC Voussoir «	2,334,984	2,335

Windstream Holdings II LLC
11.000% «	2,081	2,319

		6,293

INDUSTRIALS 0.9%

Clover Holdings, Inc.
0.000% «(i)	7,609	146

SVB Financial Trust
0.000% due 11/07/2032 (f)	13,600	1
11.000% due 11/07/2032	1,910	879

Syniverse Holdings, Inc.
12.500% «(i)	1,665,965	1,214

Venture Global LNG, Inc.
9.000% due 09/30/2029 (g)	1,070,000	1,043

		3,283

Total Preferred Securities (Cost $9,798)		9,576

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.	45,844	$1,217

Total Real Estate Investment Trusts (Cost $308)		1,217

SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.1%

State Street Institutional U.S. Government Money Market Fund, Premier Class 3.690% (h)	375,245	375

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
3.673% due 07/21/2026 (e)(f)(n)	$448	447

Total Short-Term Instruments (Cost $822)		822

Total Investments in Securities (Cost $378,897)		335,568

	SHARES
INVESTMENTS IN AFFILIATES 10.5%

SHORT-TERM INSTRUMENTS 10.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.5%

PIMCO Short-Term Floating NAV Portfolio III	4,126,346	40,195

Total Short-Term Instruments (Cost $40,170)		40,195

Total Investments in Affiliates (Cost $40,170)		40,195

Total Investments 98.5% (Cost $419,067)		$375,763

Financial Derivative Instruments (k)(l) (0.1)% (Cost or Premiums, net $(3,979))		(339)

Other Assets and Liabilities, net 1.6%		6,088

Net Assets Applicable to Common Shareholders 100.0%		$381,512

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Coupon represents a 7-Day Yield.
(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Clover Holdings, Inc.	12/09/2024	$114	$146	0.04%
Drillco Holdings Luxembourg SA	06/08/2023	529	606	0.16
Incora Intermediate II LLC	01/31/2025	7,542	6,120	1.60
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 05/01/2026	3,589	5,657	1.48
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	19	141	0.04
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2026	1,645	1,214	0.32
West Marine	09/12/2023	22	9	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	727	17	0.00
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	299	211	0.06

		$14,486	$14,121	3.70%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPS	(0.250)%	06/17/2026	TBD	(2)	EUR	(176)	$(201)
BRC	1.750	06/17/2026	TBD	(2)		(264)	(302)
	3.580	12/12/2025	TBD	(2)		$(1,474)	(1,503)
MSC	3.250	06/22/2026	07/31/2026			(77)	(78)
UBS	4.230	06/10/2026	07/16/2026			(1,250)	(1,253)

Total Reverse Repurchase Agreements							$(3,337)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BPS	$0	$(201)	$0	$(201)	$202	$1
BRC	0	(1,805)	0	(1,805)	1,845	40
MSC	0	(78)	0	(78)	101	23
SOG	0	0	0	0	1,550	1,550
UBS	0	(1,253)	0	(1,253)	0	(1,253)

Total Borrowings and Other Financing Transactions	$0	$(3,337)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,253)	$(78)	$(2,006)	$(3,337)

Total Borrowings	$0	$(1,253)	$(78)	$(2,006)	$(3,337)

Payable for reverse repurchase agreements					$(3,337)

(j)	Securities with an aggregate market value of $3,699 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	83

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(1)
The average amount of borrowings outstanding during the period ended June 30, 2026 was $(31,447) at a weighted average interest rate of 4.094%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CBOT U.S. Long Bond Futures	09/2026	20	$(2,270)	$(63)	$13	$0
Ultra 10 Year U.S. Treasury Notes Futures	09/2026	32	(3,599)	(74)	13	0

Total Futures Contracts				$(137)	$26	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
									Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	0.607%	EUR 1,986	$76	$(26)	$50	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION
(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
								Asset	Liability
CDX.HY-45 5-Year Index	5.000%	Quarterly	12/20/2030	$2,744	$214	$13	$227	$0	$(1)
CDX.HY-46 5-Year Index	5.000	Quarterly	06/20/2031	7,524	460	157	617	0	(4)

					$674	$170	$844	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	15,360	$(67)	$(434)	$(501)	$0	$(21)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,300	709	1,293	2,002	13	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	223	635	7	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		300	(1)	251	250	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		$4,900	(1)	86	85	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(281)	(332)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	(1)	50	49	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(141)	(168)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	76	75	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(207)	(255)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(839)	(733)	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	869	866	15	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	941	937	16	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(3,126)	(1,722)	0	(73)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	354	80	21	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	1,958	(4,409)	0	(109)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		53,900	(504)	(814)	(1,318)	0	(107)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		39,700	956	(1,236)	(280)	0	(86)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	192	192	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(877)	(891)	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	3,168	5,628	93	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		42,000	(696)	(562)	(1,258)	0	(111)
Pay (5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	09/16/2031		43,400	(1,241)	(66)	(1,307)	0	(121)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	2,694	2,413	57	0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.000%	Annual	12/21/2032		$12,500	$(1,710)	$221	$(1,489)	$0	$(43)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(749)	(577)	0	(76)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035		9,300	782	(264)	518	41	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	3,025	2,813	0	(397)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	1,224	1,202	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	3,497	3,476	58	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	3,504	3,470	62	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	576	571	12	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	46,660	46,678	365	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	355	417	3	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	282	608	4	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	1,204	1,343	0	(2)

							$(4,039)	$63,107	$59,068	$797	$(1,190)

Total Swap Agreements							$(3,289)	$63,251	$59,962	$797	$(1,195)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$26	$797	$823	$0	$0	$(1,195)	$(1,195)

Cash of $9,881 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2026	DOP	4,001		$68	$1	$0
	08/2026		1,778		30	0	0
	08/2026	HKD	1,581		202	0	0

BRC	07/2026	TRY	3,625		76	0	(1)
	07/2026		$655	TRY	31,169	4	0

BSH	09/2026		540	BRL	2,769	0	(11)

CBK	09/2026		1	PEN	3	0	0
	12/2026	PEN	1,127		$322	0	(5)

FAR	07/2026	GBP	2,259		3,038	41	0

GLM	07/2026	BRL	2,260		437	0	(1)
	07/2026	CAD	698		491	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	85

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2026	DOP	8,241		$136	$0	$(2)
	07/2026		$448	BRL	2,260	0	(10)
	08/2026	DOP	10,634		$178	1	0
	08/2026		$491	CAD	697	2	0
	09/2026	DOP	17,552		$293	3	(1)
	10/2026		596		10	0	0
	11/2026		$631	DOP	38,369	1	0
	12/2026	DOP	3,704		$62	1	0

JPM	07/2026	BRL	2,265		440	1	0
	07/2026		$438	BRL	2,265	1	0
	07/2026		2,943	EUR	2,544	0	(36)
	08/2026	HKD	5,873		$751	1	0
	09/2026		$185	MXN	3,223	0	(2)
	10/2026		440	BRL	2,315	0	(2)

MBC	07/2026	EUR	1,362		$1,575	19	0

NGF	07/2026		$105	TRY	4,955	1	0

SCX	08/2026	HKD	5,542		$709	1	0

SOG	07/2026	EUR	18,818		21,952	451	0
	07/2026		$20,061	EUR	17,636	90	0
	08/2026	EUR	17,636		$20,088	0	(90)

SSB	07/2026	CAD	6		4	0	0
	07/2026		$520	CAD	718	0	(15)
	07/2026		2,986	GBP	2,259	10	0
	08/2026	GBP	2,259		$2,986	0	(10)
	08/2026		$5	CAD	6	0	0

Total Forward Foreign Currency Contracts						$629	$(188)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)		Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
CBK	Colombia Government International Bonds	1.000%	Quarterly	06/20/2036	2.387%		$800	$(110)	$27	$0	$(83)

DUB	Eskom «	4.650	Quarterly	06/30/2029	—	♦	1,375	0	70	70	0

MYC	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387		3,650	(502)	126	0	(376)

	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	1.573		400	(78)	73	0	(5)

								$(690)	$296	$70	$(464)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Pay	NVIDIA Corp.	1,907	5.660% (SOFR plus a specified spread)	Maturity	07/29/2026	$367	$0	$(14)	$0	$(14)

Total Swap Agreements								$(690)	$282	$70	$(478)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BRC	4	0	0	4	(1)	0	0	(1)	3	0	3
BSH	0	0	0	0	(11)	0	0	(11)	(11)	(10)	(21)
CBK	0	0	0	0	(5)	0	(83)	(88)	(88)	0	(88)
DUB	0	0	70	70	0	0	0	0	70	(102)	(32)
FAR	41	0	0	41	0	0	(14)	(14)	27	0	27
GLM	8	0	0	8	(16)	0	0	(16)	(8)	0	(8)
JPM	3	0	0	3	(40)	0	0	(40)	(37)	0	(37)
MBC	19	0	0	19	0	0	0	0	19	0	19
MYC	0	0	0	0	0	0	(381)	(381)	(381)	546	165
NGF	1	0	0	1	0	0	0	0	1	0	1
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	541	0	0	541	(90)	0	0	(90)	451	(530)	(79)
SSB	10	0	0	10	(25)	0	0	(25)	(15)	0	(15)

Total Over the Counter	$629	$0	$70	$699	$(188)	$0	$(478)	$(666)

(m)
Securities with an aggregate market value of $546 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦
Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	797	797

	$0	$0	$0	$0	$823	$823

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	87

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$629	$0	$629
Swap Agreements	0	70	0	0	0	70

	$0	$70	$0	$629	$0	$699

	$0	$70	$0	$629	$823	$1,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$1,190	$1,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$188	$0	$188
Swap Agreements	0	464	14	0	0	478

	$0	$464	$14	$188	$0	$666

	$0	$469	$14	$188	$1,190	$1,861

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$256	$256
Swap Agreements	0	168	0	0	(100)	68

	$0	$168	$0	$0	$156	$324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$124	$0	$124
Swap Agreements	0	81	0	0	0	81

	$0	$81	$0	$124	$0	$205

	$0	$249	$0	$124	$156	$529

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(138)	$(138)
Swap Agreements	0	83	0	0	(4,037)	(3,954)

	$0	$83	$0	$0	$(4,175)	$(4,092)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,498	$0	$1,498
Swap Agreements	0	164	(14)	0	0	150

	$0	$164	$(14)	$1,498	$0	$1,648

	$0	$247	$(14)	$1,498	$(4,175)	$(2,444)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$68,505	$29,085	$97,590
Corporate Bonds & Notes
Banking & Finance	0	25,159	1,143	26,302
Industrials	0	53,748	10,897	64,645
Utilities	0	19,482	0	19,482
Convertible Bonds & Notes
Industrials	0	2,563	0	2,563
Municipal Bonds & Notes
Michigan	0	1,052	0	1,052
West Virginia	0	2,195	0	2,195
U.S. Government Agencies	0	4,440	2,675	7,115
U.S. Treasury Obligations	0	427	0	427
Non-Agency Mortgage-Backed Securities	0	39,846	0	39,846
Asset-Backed Securities
Automobile Sequential	0	0	4,856	4,856
Home Equity Other	0	7,411	0	7,411
Home Equity Sequential	0	606	0	606
Whole Loan Collateral	0	3,410	0	3,410
Other ABS	0	4,973	9,340	14,313
Sovereign Issues	0	9,932	0	9,932
Common Stocks
Communication Services	1,597	0	1,898	3,495
Consumer Discretionary	0	0	10	10
Financials	6,507	3,740	0	10,247
Industrials	0	0	7,205	7,205
Information Technology	382	0	0	382
Real Estate	141	0	0	141
Warrants
Communication Services	0	0	728	728
Preferred Securities
Banking & Finance	0	1,639	4,654	6,293
Industrials	0	1,923	1,360	3,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Real Estate Investment Trusts
Real Estate	$1,217	$0	$0	$1,217
Loan Participations and Assignments	0	0	0	0
Short-Term Instruments
Mutual Funds	375	0	0	375
U.S. Treasury Bills	0	447	0	447

	$10,219	$251,498	$73,851	$335,568

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,195	$0	$0	$40,195

Total Investments	$50,414	$251,498	$73,851	$375,763

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	823	0	823
Over the counter	0	629	70	699

	$0	$1,452	$70	$1,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,195)	0	(1,195)
Over the counter	0	(666)	0	(666)

	$0	$(1,861)	$0	$(1,861)

Total Financial Derivative Instruments	$0	$(409)	$70	$(339)

Totals	$50,414	$251,089	$73,921	$375,424

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$22,933	$8,675	$(13,980)	$83	$91	$(1,020)	$14,282	$(1,979)	$29,085	$(149)
Corporate Bonds & Notes
Banking & Finance	0	1,170	0	0	0	(27)	0	0	1,143	(27)
Industrials	9,761	874	(720)	9	0	973	0	0	10,897	781
U.S. Government Agencies	2,393	0	(72)	11	24	319	0	0	2,675	318
Asset-Backed Securities
Automobile Sequential	5,082	0	(168)	0	0	(58)	0	0	4,856	(55)
Other ABS	9,416	0	0	2	(584)	506	0	0	9,340	(9)
Common Stocks
Communication Services	5,407	0	(4,806)	0	2,554	(1,257)	0	0	1,898	1,823
Consumer Discretionary	9	0	0	0	0	1	0	0	10	0
Financials	3,923	0	(4,020)	0	(3,922)	4,019	0	0	0	0
Health Care	12,416	0	(11,103)	0	(388)	(925)	0	0	0	0
Industrials	6,137	68	0	0	0	1,000	0	0	7,205	1,000
Real Estate (3)	7	0	0	0	0	134	0	(141)	0	0
Warrants
Communication Services	1,060	387	(956)	0	252	(15)	0	0	728	341
Financials	1	0	(3)	0	(2,265)	2,267	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	89

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	June 30, 2026

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Preferred Securities
Banking & Finance	$0	$4,416	$0	$0	$0	$238	$0	$0	$4,654	$238
Industrials	1,532	190	0	0	0	(362)	0	0	1,360	(362)

	$80,077	$15,780	$(35,828)	$105	$(4,238)	$5,793	$14,282	$(2,120)	$73,851	$3,899

Financial Derivative Instruments - Assets
Over the counter	$89	$0	$0	$0	$0	$(19)	$0	$0	$70	$(18)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$(4)	$16	$(12)	$0	$0	$0	$0

Totals	$80,166	$15,780	$(35,828)	$101	$(4,222)	$5,762	$14,282	$(2,120)	$73,921	$3,881

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$12,318	Discounted Cash Flow	Discount Rate		6.790-9.960	9.064
	2,082	Indicative Market Quotation	Broker Quote		101.250	—
	14,685	Third Party Vendor	Broker Quote		57.500 - 97.950	96.360
Corporate Bonds & Notes
Banking & Finance	1,143	Discounted Cash Flow	Discount Rate		6 340	—
Industrials	10,897	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
U.S. Government Agencies	2,675	Discounted Cash Flow	Discount Rate		9.827	—
Asset-Backed Securities
Automobile Sequential	4,856	Discounted Cash Flow	Discount Rate		10.941	—
Other ABS	9,340	Discounted Cash Flow	Discount Rate		9.380-20.000	11.756
Common Stocks
Communication Services	1,720	Indicative Market Quotation	Broker Quote	$	15.125	—
	178	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	10	Expected Recovery	Price	$	—	—
Industrials	6,120	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
	211	Indicative Market Quotation / Recent Transaction	Broker Quote / Purchase Price	$/$	3.250/2.000	—
	874	Indicative Market Quotation	Broker Quote	$	0.656-22.917	22.495
Warrants
Communication Services	728	Other Valuation Techniques (4)			—	—
Preferred Securities
Banking & Finance	2,319	Discounted Cash Flow	Discount Rate		11.630	—
	2,335	Recent transaction	Purchase Price	$	1.000	—
Industrials	146	Comparable Companies	Revenue/ EBITDA Multiple	X	4.625/18.000	—
	1,214	Discounted Cash Flow	Discount Rate		26.880	—

Financial Derivative Instruments - Assets
Over the counter	70	Indicative Market Quotation	Broker Quote		5.109	—

Total	$73,921

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Real Estate since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 37.1%

ADI Global Distribution Funding LLC
TBD% due 06/17/2033		$300	$301

Aligned Data Centers International LP
7.164% due 05/16/2028 «~		3,291	3,291

Altice France SA
7.798% (TSFR3M + 3.673%) due 04/30/2028 ~		295	297
8.735% - 8.736% (TSFR3M + 3.673%) due 10/30/2028 ~		4,031	4,033
9.048% (TSFR3M + 3.653%) due 05/14/2029 ~		3,834	3,852
9.079% (EUR003M + 2.240%) due 05/30/2031 ~	EUR	75	88
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~		$2,133	2,182

Bausch Health Cos., Inc.
9.894% (TSFR1M + 3.644%) due 10/08/2030 ~		5,343	5,193

BDO USA PC
8.121% (TSFR1M + 3.621%) due 08/31/2028 «~		190	188
8.648% (TSFR3M + 3.643%) due 08/31/2028 «~		2,476	2,473

Central Parent, Inc.
6.982% (TSFR3M + 3.732%) due 07/06/2029 ~		9,951	6,568

Clover Holdings 2 LLC
TBD% - 4.000% due 12/10/2029 «µ		772	712
7.375% (TSFR1M + 3.633%) due 12/09/2031 ~		875	837

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~		3,809	3,927

Crowe LLP
TBD% due 05/13/2033 «µ		2,500	2,477
TBD% - 0.500% due 05/13/2033 «µ		200	198

Databricks, Inc.
TBD% - 1.000% due 01/05/2032 µ		344	344
8.114% (TSFR1M + 3.612%) due 01/05/2032 ~		1,556	1,554

Dialysis Holdco LLC
9.644% (TSFR1M + 3.644%) due 11/26/2030 «~		5,425	5,513

Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		5,198	5,206

Dun & Bradstreet Corp.
TBD% - 9.121% (TSFR1M + 3.621%) due 08/26/2032 «~µ		149	147
9.153% (TSFR1M + 3.644%) due 08/26/2032 «~		1,483	1,399

Envalior Finance GmbH
7.650% (EUR003M + 2.150%) due 03/29/2030 ~	EUR	2,100	2,233

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~		$9,227	8,530
10.751% (TSFR6M + 3.751%) due 09/15/2033 «~		3,055	2,688

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~		8,619	8,150

Gaia Purchaser, Inc.
TBD% due 06/25/2033 «		400	400

Galaxy U.S. Opco, Inc. (5.663% Cash and 3.250% PIK)
8.913% (TSFR3M + 3.663%) due 07/31/2030 ~(c)		4,742	4,359

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~		6,023	6,012

Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		4,183	3,863

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ION Platform Finance U.S., Inc.
7.482% (TSFR3M + 3.732%) due 10/07/2032 ~		$3,493	$2,528

Ivanti Software, Inc.
TBD% - 9.414% (TSFR3M + 3.658%) due 06/01/2029 ~µ		1,228	1,193
8.414% (TSFR3M + 3.658%) due 06/01/2029 ~		9,191	4,067

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		1,051	1,051

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		88	85

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(c)		936	906

Magenta Security Holdings LLC
9.913% (TSFR3M + 3.663%) due 07/27/2028 ~		113	112
10.173% (TSFR3M + 3.663%) due 07/27/2028 ~		552	95
10.673% (TSFR3M + 3.663%) due 07/27/2028 ~		119	80
10.923% (TSFR3M + 3.663%) due 07/27/2028 ~		155	59

McAfee LLC
6.644% (TSFR1M + 3.644%) due 03/01/2029 ~		2,680	2,389

Mercury Aggregator LP
TBD% due 04/03/2027 «		2,450	0

MH Sub I LLC
7.894% (TSFR1M + 3.644%) due 12/31/2031 ~		1,872	1,627

MPH Acquisition Holdings LLC
7.413% (TSFR3M + 3.663%) due 12/31/2030 ~		4,742	4,758
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		8,107	7,159

Newfold Digital Holdings Group, Inc.
7.214% (TSFR1M + 3.612%) due 04/30/2029 ~		2,856	2,130
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		202	164

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		2,981	2,981

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		16,966	15,354
11.516% (TSFR3M + 3.666%) due 02/01/2029 ~		1,763	1,199

Polaris Newco LLC
6.150% (EUR003M + 2.150%) due 06/02/2028 ~	EUR	4,366	4,335
7.925% (TSFR3M + 3.663%) due 06/02/2028 ~		$7,302	6,364

Poseidon Bidco SASU
7.504% due 03/13/2030	EUR	2,700	895

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 «~		21,913	24,475

QXO, Inc.
TBD% due 04/30/2032		$1,300	1,299

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		3,194	2,790

Softbank Vision Fund II
7.382% (TSFR3M + 3.732%) due 04/25/2029 «~		4,801	4,884

Spruce Bidco II, Inc.
TBD% - 8.461% (TSFR6M + 3.621%) due 01/30/2032 «~µ		244	244
5.977% (JY0003M + 0.000%) due 01/30/2032 «~	JPY	20,784	129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.047% (CDOR06 + 0.000%) due 01/30/2032 «~	CAD	194	$138
8.413% (TSFR3M + 3.663%) due 01/30/2032 «~		$1,074	1,081

Steenbok Lux Finco 2 SARL
1TBD% due 12/31/2028	EUR	18,630	8,619

Stepstone Group Midco 2 GmbH
6.885% (EUR006M + 2.459%) due 04/26/2032 ~		8,500	7,973
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$1,287	1,043

Stormlight
8.370% due 05/13/2030 «~		2,871	2,871

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	5,900	6,705

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$16,744	14,603

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		17,782	17,531

Unicorn Bay
13.000% due 12/31/2026 «	HKD	28,074	3,624

Upfield BV
8.980% due 10/31/2030 ~	GBP	3,500	4,448

Virgin Media Bristol LLC
6.967% (TSFR6M + 3.692%) due 03/31/2031 ~		$800	712
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		2,600	2,498

Westmoreland Coal Co.
8.000% due 03/15/2029 «		1,465	843

Worthington Steel, Inc.
7.620% - 7.621% (TSFR1M + 3.624%) due 06/01/2033 ~		1,000	999

Total Loan Participations and Assignments (Cost $281,553)			254,055

CORPORATE BONDS & NOTES 44.0%

BANKING & FINANCE 8.6%

Alamo Re Ltd.
14.289% (T-BILL 1MO + 10.500%) due 06/07/2028 ~		700	699

Antares Holdings LP
6.350% due 10/23/2029 (n)		400	399

Armor Holdco, Inc.
8.500% due 11/15/2029 (n)		2,700	2,718

Banco Mercantil del Norte SA
8.000% due 01/24/2033 •(j)(k)		1,500	1,503
8.450% due 06/24/2036 •(j)(k)		1,500	1,504

Blue Owl Capital Corp.
6.450% due 09/15/2028 (n)		600	608

BOI Finance BV
7.500% due 02/16/2027 (n)	EUR	2,700	3,147

Cape Lookout Re Ltd.
8.770% (FHMMUSTF + 5.250%) due 03/21/2033 ~		$250	247
9.520% (FHMMUSTF + 6.000%) due 03/21/2033 ~		250	250
12.226% (GSMMUSTF + 8.702%) due 04/05/2027 ~		800	799

Commonwealth RE Ltd.
7.407% (JMMMUSTF + 3.857%) due 07/08/2030 ~		2,600	2,601

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	900	282

Credit Suisse AG AT1 Claim		$8,393	2,959

East Lane Re VII Ltd.
12.050% (BRMMUSDF + 8.500%) due 03/31/2032 ~		250	251

Everglades Re II Ltd.
12.039% (T-BILL 1MO + 8.250%) due 05/22/2033 ~		250	250

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	91

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
5.667% (SOFRRATE + 2.030%) due 03/20/2028 ~(n)		$700	$709

Gateway Re Ltd.
5.550% (BRMMUSDF + 2.000%) due 07/06/2029 ~		700	700

Golden Bear Re Ltd.
13.289% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		250	252
13.300% (JMMMUSTF + 9.750%) due 01/08/2029 ~		420	431

Greengrove RE Ltd.
11.270% (BNMMDTSC + 7.750%) due 04/08/2032 ~		250	255

GSPA Monetization Trust
6.422% due 10/09/2029		1,520	1,522

Hestia Re Ltd.
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		20	11

IIFL Finance Ltd.
7.600% due 09/10/2029 (n)		300	302

Integrity RE III Ltd.
29.020% (FHMMUSTF + 25.500%) due 06/06/2027 ~		250	261

ION Platform Finance SARL
6.500% due 09/30/2030 (n)	EUR	600	553
6.500% due 09/30/2030		100	92
6.875% due 09/30/2032 (n)		1,300	1,109
7.875% due 05/01/2029 (n)		3,020	3,123
7.875% due 05/01/2029		2,400	2,482

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (n)		$2,100	1,524

ION Platform Finance U.S., Inc./ION Platform Finance SARL
9.000% due 08/01/2029 (n)		1,380	1,229
9.500% due 05/30/2029 (n)		800	731

Iron Mountain, Inc.
6.250% due 01/15/2035 (n)		1,400	1,407

Long Point Re IV Ltd.
7.289% (T-BILL 1MO + 3.500%) due 06/01/2034 ~		250	250

Lower Ferry Re Ltd.
8.156% (MSMMUSTF + 4.646%) due 07/08/2030 ~		500	500
9.014% (MSMMUSTF + 5.504%) due 07/08/2030 ~		3,600	3,601

Luca RE Ltd.
10.800% (JMMMUSTF + 7.250%) due 07/22/2031 ~		300	312

Mayflower Re Ltd.
8.565% (FHMMUSTF + 5.045%) due 07/08/2030 ~		800	800
10.033% (FHMMUSTF + 6.513%) due 07/08/2030 ~		4,800	4,804

Nature Coast Re Ltd.
11.789% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		250	252
13.271% (GSMMUSTI + 9.750%) due 04/10/2033 ~		250	260

Polestar Re Ltd.
14.140% (BRMMUSDF + 10.590%) due 01/07/2028 ~		250	260
16.800% (BRMMUSDF + 13.250%) due 01/07/2027 ~		800	821

Quercus II Re DAC
13.324% (EUR003M + 11.000%) due 01/07/2031 ~	EUR	250	290

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		$732	240

Stingray Compute LLC
6.000% due 06/15/2031		100	100

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	7,027	1,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Torrey Pines Re Ltd.
9.586% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	$257
10.656% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	258

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (n)		8,265	8,081

Ursa Re II Ltd.
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	257

Ursa Re Ltd.
11.021% (GSMMUSTI + 7.500%) due 02/22/2028 ~		300	310
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~		800	815

Winston RE Ltd.
15.210% (BNMMDTSC + 11.690%) due 02/26/2031 ~		600	612

			59,166

INDUSTRIALS 29.9%

ADI Escrow Issuer LLC
7.125% due 07/15/2034		200	204

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033 (n)		763	751

Altice France SA
6.875% due 10/15/2030 (n)		524	509
9.500% due 11/01/2029 (n)		1,424	1,447

ams-OSRAM AG
7.250% due 05/31/2032	EUR	720	849
10.500% due 03/30/2029 (n)		637	776

APLD ComputeCo 3 LLC
7.000% due 06/15/2031		$600	600

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (n)		600	467

Australian Metcoal Financing Pty. Ltd.
6.250% due 10/22/2031 (n)		500	509
6.750% due 04/22/2034 (n)		500	516

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.000% due 02/15/2031 (n)		300	303

Beazer Homes USA, Inc.
8.000% due 01/15/2032		200	201

Beignet Investor LLC
6.581% due 05/30/2049 (n)		13,510	13,789

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029		850	553

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029		1,630	1,060

Cerdia Finanz GmbH
9.375% due 10/03/2031		1,900	1,707

Cheplapharm Arzneimittel GmbH
7.500% due 05/15/2030 (n)	EUR	10,400	12,332

Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		$2,600	2,343
7.000% due 06/15/2027 (n)		1,600	1,590
7.000% due 06/15/2027		1,700	1,689

CVR Energy, Inc.
7.500% due 02/15/2031 (n)		900	896

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		467	488

DISH DBS Corp.
5.250% due 12/01/2026 (n)		9,200	9,107
5.750% due 12/01/2028 (n)		7,160	6,942
7.750% due 07/01/2026		4,500	4,500

Ecopetrol SA
7.750% due 02/01/2032 (n)		11,800	12,363

ELK Grove Village Property LLC
7.500% due 06/15/2031		500	504

Flora Food Management BV
6.875% due 07/02/2029 (n)	EUR	800	894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 10/31/2030	EUR	500	$570

FMC Corp.
8.000% due 06/01/2031		$200	208

Ford Motor Co.
7.700% due 05/15/2097 (n)		6,155	6,469

Gaia Purchaser, Inc.
7.625% due 07/15/2033 (b)		100	101

GSG Bidco Ltd.
5.375% due 06/15/2036	EUR	900	1,021

HCA, Inc.
7.500% due 11/15/2095 (n)		$1,000	1,082

Hybar LLC
7.375% due 07/01/2034		200	201

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(c)		8,303	8,303

Incora Top Holdco LLC
6.000% due 01/30/2033 «(m)		7,124	11,229

Intralot Capital Luxembourg SA
6.731% due 10/15/2031 •(n)	EUR	1,400	1,617
6.750% due 10/15/2031		2,700	3,136

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (n)		$1,365	1,238

Kronos International, Inc.
9.500% due 03/15/2029 (n)	EUR	2,500	2,819

Motion Finco SARL
8.375% due 02/15/2032 (n)		$300	254

National Mentor Holdings, Inc.
10.500% due 12/15/2030		300	316

New Albertsons LP
6.570% due 02/23/2028 (n)		6,800	6,843

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		1,173	783

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		3,300	3,075
7.500% due 07/17/2030 (n)		1,600	1,650

Noble Finance II LLC
8.000% due 04/15/2030 (n)		6,522	6,761

Ocado Group PLC
10.500% due 08/08/2029 (n)	GBP	1,950	2,685
11.000% due 06/15/2030 (n)		3,550	4,973

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(d)		$3,200	1,208
9.750% due 05/17/2035 ^(d)		1,600	716

QXO Building Products, Inc.
6.500% due 07/15/2031		500	510
6.875% due 07/15/2034		600	616

Road Michigan Property Owner I LLC
7.500% due 03/30/2045 (n)		16,978	16,931

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,300	1,207

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$1,510	1,340
5.750% due 09/30/2039 (n)		3,459	3,408

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (n)	EUR	1,200	1,255

Tutor Perini Corp.
6.625% due 07/15/2033 (b)		$500	503

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,704	1,585

Ubisoft Entertainment SA
0.878% due 11/24/2027 (n)	EUR	1,400	1,416

Valaris Ltd.
8.375% due 04/30/2030 (n)		$5,883	6,112

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	110,000	8,552

Vedanta Resources Finance II PLC
7.000% due 07/13/2032 (b)		$1,400	1,393
7.375% due 07/13/2034 (b)		1,400	1,388
7.750% due 07/13/2037 (b)		1,400	1,392

Viridien
8.500% due 10/15/2030 (n)	EUR	1,085	1,313
10.000% due 10/15/2030 (n)		$2,069	2,199

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032 (n)		$3,300	$3,272

Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033 (n)		3,300	2,797

VZ Secured Financing BV
7.500% due 01/15/2033 (n)		1,300	1,245

Wayfair LLC
7.750% due 09/15/2030 (n)		1,300	1,368

			204,949

UTILITIES 5.5%

Altice Holdings 1 SARL
0.000% due 12/31/2099 «	EUR	9	138

COX Asset Mexico SA de CV
7.125% due 01/08/2032 (n)		$200	203
7.750% due 05/08/2036 (n)		200	205

FORESEA Holding SA
7.500% due 06/15/2030 (n)		1,171	1,157

NGD Holdings BV
9.875% due 12/31/2029		231	226

Nova Securitisation SARL
5.750% due 02/03/2031 (n)		1,800	1,737
6.500% due 02/03/2036 (n)		1,200	1,129

OI SA
8.500% due 12/31/2028 ^(d)		29,596	315
10.000% due 06/30/2027 ^(d)		14,272	6,958

PBF Holding Co. LLC/PBF Finance Corp.
7.250% due 06/01/2034 (n)		700	693

Peru LNG SRL
5.375% due 03/22/2030 (n)		5,228	5,088

Qwest Corp.
7.750% due 05/01/2030 (n)		12,625	12,530

SW Finance I PLC
1.625% due 03/30/2027	GBP	1,400	1,809

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (n)		$3,000	2,979

Veon Midco BV
6.950% due 06/01/2031 (n)		1,100	1,099
7.450% due 06/01/2033 (n)		1,100	1,098

			37,364

Total Corporate Bonds & Notes (Cost $331,150)			301,479

CONVERTIBLE BONDS & NOTES 2.8%

INDUSTRIALS 2.8%

ams-OSRAM AG
2.125% due 11/03/2027 (n)	EUR	11,300	12,685

DISH Network Corp.
3.375% due 08/15/2026		$3,400	3,300

Ubisoft Entertainment SA
2.375% due 11/15/2028 (n)	EUR	2,700	3,031

Total Convertible Bonds & Notes (Cost $19,258)			19,016

MUNICIPAL BONDS & NOTES 0.9%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		$2,077	1,700

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		45,700	4,579

Total Municipal Bonds & Notes (Cost $8,281)			6,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.9%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)(n)	$31,585	$1,851
5.992% due 11/25/2055 «~	7,660	5,668

Federal Home Loan Mortgage Corp. REMICS
2.115% due 09/15/2035 •	776	675
3.000% due 02/15/2033 (a)	369	18

Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.128% due 10/25/2041 •(n)	6,000	6,113
11.428% due 11/25/2041 •(n)	7,100	7,277
12.128% due 02/25/2042 •	1,800	1,881

Federal Home Loan Mortgage Corp. STRIPS
3.500% due 12/15/2032 (a)	526	41

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.128% due 12/25/2041 •	1,000	1,019
9.628% due 12/25/2041 •(n)	2,300	2,350

Federal National Mortgage Association REMICS
2.508% due 01/25/2040 •(a)	67	4
3.500% due 02/25/2042 (a)	176	12
4.500% due 11/25/2042 (a)	364	32

Government National Mortgage Association REMICS
3.500% due 06/20/2042 - 10/20/2042 (a)	102	7
4.000% due 10/16/2042 - 10/20/2042 (a)	65	5

Total U.S. Government Agencies (Cost $27,367)		26,953

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (q)	380	377

U.S. Treasury Notes
4.125% due 02/15/2036	480	469

Total U.S. Treasury Obligations (Cost $867)		846

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.7%

Atrium Hotel Portfolio Trust
5.423% due 12/15/2036 •(n)	1,700	1,679
5.873% due 12/15/2036 •(n)	3,200	3,130

Banc of America Funding Corp.
6.000% due 01/25/2037 (n)	1,835	1,657

Banc of America Funding Trust
4.727% due 01/20/2047 ~	247	217

BCAP LLC Trust
0.000% due 05/26/2037 ~	708	367
3.465% due 08/28/2037 ~	437	435
4.103% due 08/26/2037 ~(n)	7,148	4,812
4.310% due 09/26/2036 ~(n)	2,396	2,304
4.440% due 03/26/2037 þ	568	993
4.497% due 07/26/2037 ~(n)	3,362	3,116
5.750% due 12/26/2035 ~	1,371	805
6.250% due 11/26/2036	1,935	1,385

Bear Stearns ALT-A Trust
4.169% due 11/25/2035 ~	2,089	1,212
4.263% due 01/25/2036 •	297	293
4.394% due 11/25/2036 ~	243	120
4.443% due 09/25/2035 ~	184	74

Bear Stearns ALT-A Trust II
4.119% due 09/25/2047 ~	3,388	1,575

CD Mortgage Trust
5.688% due 10/15/2048	62	58

Chase Mortgage Finance Trust
4.646% due 12/25/2035 ~	2	2

CHL Mortgage Pass-Through Trust
4.343% due 03/25/2035 •(n)	1,539	1,443
6.000% due 07/25/2037	1,134	440
6.250% due 09/25/2036	322	102

CIM Trust
4.750% due 12/25/2065 þ	497	486

Citicorp Mortgage Securities Trust
6.000% due 09/25/2037	162	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CLNY Trust
6.700% due 11/15/2038 •(n)	$1,200	$1,130

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	199	77
5.500% due 01/25/2036	239	128
5.750% due 01/25/2035	72	72
5.750% due 02/25/2035	157	101
5.750% due 12/25/2036	546	194
5.935% due 04/25/2036 ~	105	99
6.000% due 02/25/2035	205	167
6.000% due 04/25/2036	327	138
6.000% due 04/25/2037	1,166	475
6.250% due 11/25/2036	358	257
6.250% due 12/25/2036 •	397	153
6.500% due 08/25/2036	367	102

Countrywide Alternative Loan Trust Resecuritization
6.000% due 05/25/2036	1,309	681
6.000% due 08/25/2037 ~	688	334

CSFB Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035	198	146

CSMC Mortgage-Backed Trust
5.750% due 04/25/2036	90	40

CSMC Trust
8.044% due 07/15/2032 •(n)	5,379	5,279

CSMC Trust Capital Certificates
4.769% due 10/26/2036 ~(n)	3,641	3,131

First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 ~	1	0
4.804% due 05/25/2037 ~	122	47

Hilton USA Trust
2.828% due 11/05/2035 (n)	800	667

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,471	1,008

JP Morgan Alternative Loan Trust
3.938% due 05/25/2036 ~	646	330
4.162% due 03/25/2037 ~	395	356
4.332% due 03/25/2036 ~(n)	586	426

JP Morgan Chase Commercial Mortgage Securities Trust
5.102% due 07/05/2033 •(n)	2,275	1,972
7.923% due 02/15/2035 •(n)	3,538	3,076

JP Morgan Mortgage Trust
5.293% due 02/25/2036 ~	99	62
5.496% due 10/25/2035 ~	26	24
6.500% due 09/25/2035	30	18

Lehman Mortgage Trust
6.000% due 07/25/2037	9	8
6.500% due 09/25/2037	1,741	589

Lehman XS Trust
4.203% due 06/25/2047 •	594	575

MASTR Asset Securitization Trust
6.500% due 11/25/2037	323	52

Merrill Lynch Mortgage Investors Trust
4.244% due 03/25/2036 ~	764	338

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ	5	3

PRPM LLC
5.503% due 08/25/2030 þ(n)	693	691

RALI Trust
3.909% due 12/26/2034 ~	469	149
6.000% due 08/25/2036	100	87

Residential Asset Securitization Trust
5.750% due 02/25/2036	777	254
6.000% due 07/25/2037	1,302	446
6.250% due 09/25/2037	2,485	823

RFMSI Trust
4.748% due 09/25/2035 ~	402	329

STARM Mortgage Loan Trust
5.644% due 02/25/2037 ~	50	42

Structured Adjustable Rate Mortgage Loan Trust
4.199% due 01/25/2036 ~	1,065	558
4.997% due 11/25/2036 ~(n)	779	593

WaMu Mortgage Pass-Through Certificates Trust
3.236% due 10/25/2036 ~	213	188
3.781% due 05/25/2037 ~	347	314

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	93

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.994% due 02/25/2037 ~		$195	$171
4.590% due 07/25/2037 ~		347	324

Worldwide Plaza Trust
3.526% due 11/10/2036 (n)		1,622	1,338

WSTN Trust
7.958% due 07/05/2037 ~(n)		1,400	1,413
8.748% due 07/05/2037 ~(n)		1,400	1,402
10.174% due 07/05/2037 ~(n)		1,100	1,104

Total Non-Agency Mortgage-Backed Securities (Cost $68,999)			59,352

ASSET-BACKED SECURITIES 5.2%

AUTOMOBILE ABS OTHER 0.2%

Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033		910	909
10.219% due 06/15/2033		715	715

			1,624

HOME EQUITY OTHER 1.9%

Argent Securities Trust
4.143% due 03/25/2036 •(n)		2,785	1,574

Bear Stearns Asset-Backed Securities I Trust
4.043% due 10/25/2036 •		833	828

Citigroup Mortgage Loan Trust, Inc.
4.063% due 12/25/2036 •(n)		10,002	3,670
4.083% due 12/25/2036 •		1,122	627

Fremont Home Loan Trust
4.063% due 01/25/2037 •(n)		9,922	4,501

Home Equity Mortgage Loan Asset-Backed Trust
4.083% due 07/25/2037 •(n)		2,039	1,125

Merrill Lynch Mortgage Investors Trust
4.083% due 04/25/2037 •		301	121

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		343	193

			12,639

WHOLE LOAN COLLATERAL 0.6%

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		343	107

Pretium Mortgage Credit Partners LLC
5.184% due 11/25/2055 þ		817	809
5.193% due 10/25/2055 þ(n)		1,387	1,389
5.510% due 04/25/2056 þ		983	981

RCO X Mortgage LLC
5.418% due 10/25/2030 þ		500	498

			3,784

OTHER ABS 2.5%

Adagio VI CLO DAC
0.000% due 04/30/2031 «~	EUR	1,343	0

Apidos CLO XXVIII
0.000% due 10/20/2038 ~		$5,183	1,347

Avoca CLO XX DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,425

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		$180,259	376

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	237
0.000% due 03/31/2038 ~		1,221	552

Cork Street CLO DAC
0.000% due 11/27/2028 «~	EUR	621	42

KKR CLO 30 Ltd.
0.000% due 04/17/2037 ~		$3,000	988

Magnetite VII Ltd.
0.000% due 01/15/2028 ~		5,650	265

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	0
0.000% due 03/15/2030 «(g)		6	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		$1	$404

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		4	731

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	331
0.000% due 10/15/2048 «(g)		1	246

Taberna Preferred Funding V Ltd.
4.300% due 08/05/2036 •		2,972	2,808

Taberna Preferred Funding VI Ltd.
4.280% due 12/05/2036 •		2,816	2,619

THL Credit Wind River CLO Ltd.
4.873% due 04/15/2035 •(n)		5,000	5,005

			17,376

Total Asset-Backed Securities (Cost $73,595)			35,423

SOVEREIGN ISSUES 11.4%

Angola Government International Bonds
8.000% due 11/26/2029		620	631
9.375% due 03/31/2033		1,800	1,844

Argentina Bonar Bonds
0.750% due 07/09/2030 þ		3,626	2,253

Argentina Republic Government International Bonds
1.000% due 07/09/2029		478	436
3.500% due 07/09/2041 þ(n)		1,792	1,344
4.125% due 07/09/2046 þ		107	82
5.000% due 01/09/2038 þ(n)		11,605	9,713

Avenir Issuer IV Ireland DAC
6.000% due 10/25/2027		535	529

Brazil Government International Bonds
4.875% due 04/23/2033 (n)	EUR	500	574

Colombia TES
1.000% due 08/22/2029	COP	300,900	85
1.000% due 03/26/2031		185,000	45
6.500% due 01/22/2031 (i)		41,473	12
7.000% due 06/30/2032		176,500	41
7.250% due 10/18/2034		170,900	38
9.250% due 05/28/2042		124,300	30
11.000% due 08/22/2029		2,322,000	659
11.500% due 07/25/2046		677,900	192
11.750% due 01/24/2035		64,847,500	18,635
12.000% due 03/13/2058		2,000,600	579
12.500% due 02/27/2030		25,135,600	7,401
12.750% due 11/28/2040		2,179,600	665
13.250% due 02/09/2033		1,058,700	327

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	251,100	547

Dominican Republic International Bonds
10.500% due 03/15/2037 (n)	DOP	319,700	5,696
10.750% due 06/01/2036 (n)		32,800	593

DRC International Bonds
8.750% due 04/16/2032		$900	933
9.500% due 04/16/2037		200	210

Egypt Government Bonds
19.698% due 10/14/2030	EGP	616,900	11,969

Ghana Government International Bonds
0.000% due 07/03/2026 (g)		$10	10
0.000% due 01/03/2030 (g)(n)		56	50
5.000% due 07/03/2029 þ		275	272

Qatar Government International Bonds
4.800% due 04/08/2033 (n)		1,300	1,307

Republic of Kenya Government International Bonds
7.875% due 02/26/2034 (n)		800	797

Romania Government International Bonds
5.875% due 07/11/2032 (n)	EUR	3,000	3,595

Turkiye Government Bonds
40.305% (BISTREFI + 0.000%) due 09/06/2028 ~(n)	TRY	163,600	3,526
40.760% (BISTREFI + 0.000%) due 08/19/2026 ~		200	4
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~(n)		32,800	710

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$33	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/01/2034 þ(h)	$122	$69
0.000% due 02/01/2035 þ(h)	103	62
0.000% due 02/01/2036 þ(h)	86	52
4.500% due 02/01/2034 þ	150	106
4.500% due 02/01/2035 þ	210	146
4.500% due 02/01/2036 þ	240	164

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(d)	1,215	600
9.250% due 05/07/2028 ^(d)	700	338
11.950% due 08/05/2031 ^(d)	400	218

Total Sovereign Issues (Cost $72,270)		78,113

	SHARES
COMMON STOCKS 6.4%

COMMUNICATION SERVICES 1.1%

Clear Channel Outdoor Holdings, Inc. (e)	549,096	1,329

iHeartMedia, Inc. Class A (e)	114,455	491

iHeartMedia, Inc. Class B «(e)	100,822	372

Promotora de Informaciones SA Class A (e)	258,261	90

SES SA «(e)	233,715	3,535

Uniti Group, Inc. (e)	122,600	1,406

		7,223

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(m)	24,971,388	0

West Marine «(e)(m)	2,750	18

		18

FINANCIALS 3.0%

Banca Monte dei Paschi di Siena SpA	1,043,000	12,962

Windstream Servcies LLC (e)	678,188	7,779

XBP Global Holdings, Inc. (e)	681	1

		20,742

INDUSTRIALS 2.2%

Drillco Holdings Luxembourg SA «(m)	66,318	1,520

Foresea Holdings SA «	27,587	632

Incora Intermediate II LLC «(e)(m)	308,198	12,148

Westmoreland Mining Holdings «(e)(m)	52,802	35

Westmoreland Mining LLC «(e)(m)	289,506	760

		15,095

INFORMATION TECHNOLOGY 0.1%

NVIDIA Corp.	3,428	686

REAL ESTATE 0.0%

MNSN Holdings, Inc. (e)(m)	3,425	288

Total Common Stocks (Cost $33,930)		44,052

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

Windstream Holdings II LLC - Exp. 08/01/2035 «	132,115	1,514

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	357	0

Total Warrants (Cost $805)		1,514

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.4%

BANKING & FINANCE 1.7%

ADLER Group SA «	1,253,950	$0

AGFC Capital Trust I
5.685% due 01/15/2067 (n)	1,800,000	1,125

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	60

WAFC Voussoir «	5,699,280	5,699

Windstream Holdings II LLC
11.000% «	4,326	4,823

		11,707

INDUSTRIALS 0.7%

Clover Holdings, Inc.
0.000% «(m)	13,544	259

SVB Financial Trust
0.000% due 11/07/2032 (g)	19,120	2
11.000% due 11/07/2032	3,903	1,795

Syniverse Holdings, Inc.
12.500% «(m)	3,254,621	2,371

Venture Global LNG, Inc.
9.000% due 09/30/2029 (j)(n)	460,000	449

		4,876

Total Preferred Securities (Cost $17,240)		16,583

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.	89,142	2,367

Total Real Estate Investment Trusts (Cost $547)		2,367

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

MUTUAL FUNDS 0.0%

State Street Institutional U.S. Government Money Market Fund, Premier Class 3.690% (l)		213,211	$213

		PRINCIPAL AMOUNT (000S)
EGYPT TREASURY BILLS 0.2%
23.927% due 09/15/2026 - 10/20/2026 (f)(g)	EGP	71,700	1,371

NIGERIA TREASURY BILLS 2.2%
20.606% due 01/14/2027 - 01/28/2027 (f)(g)	NGN	23,617,600	15,321

U.S. TREASURY BILLS 0.5%
3.685% due 07/21/2026 - 08/25/2026 (f)(g)(q)		$3,170	3,160

Total Short-Term Instruments (Cost $19,965)			20,065

Total Investments in Securities (Cost $955,827)			866,097

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	5,902,467	$57,496

Total Short-Term Instruments (Cost $57,490)		57,496

Total Investments in Affiliates (Cost $57,490)		57,496

Total Investments 134.7% (Cost $1,013,317)		$923,593

Financial Derivative Instruments (o)(p) (0.3)% (Cost or Premiums, net $(15,822))		(1,976)

Other Assets and Liabilities, net (34.4)%		(235,905)

Net Assets Applicable to Common Shareholders 100.0%		$685,712

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Security becomes interest bearing at a future date.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	95

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

(m) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Clover Holdings, Inc.	12/09/2024	$203	$259	0.04%
Drillco Holdings Luxembourg SA	06/08/2023	1,326	1,520	0.22
Incora Intermediate II LLC	01/31/2025	14,971	12,148	1.77
Incora Top Holdco LLC6.000% due 01/30/2033	01/31/2025 - 05/01/2026	7,124	11,229	1.64
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	38	288	0.04
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 05/31/2026	3,215	2,371	0.35
West Marine	09/12/2023	40	18	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,522	35	0.01
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	938	760	0.11

		$29,377	$28,628	4.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	3.850%	06/18/2026	07/20/2026			$(195)	$(196)
	3.950	06/04/2026	07/06/2026			(531)	(533)
	3.990	05/05/2026	07/02/2026			(3,686)	(3,709)
	4.000	06/04/2026	07/06/2026			(229)	(229)
BPS	(0.250)	06/17/2026	TBD	(2)	EUR	(176)	(201)
	2.520	06/17/2026	TBD	(2)		(284)	(325)
	2.586	06/12/2026	08/12/2026			(9,768)	(11,176)
	4.000	07/02/2026	09/04/2026			$(3,537)	(3,537)
	4.040	05/04/2026	07/02/2026			(3,723)	(3,747)
	4.050	01/29/2026	TBD	(2)	GBP	(1,038)	(1,400)
	4.190	06/12/2026	08/12/2026			$(4,512)	(4,522)
	4.190	06/30/2026	08/12/2026			(1,015)	(1,015)
	4.190	07/01/2026	08/12/2026			(1,557)	(1,557)
	4.270	06/26/2026	09/28/2026		GBP	(1,832)	(2,431)
-BRC	1.650	06/17/2026	TBD	(2)	EUR	(2,536)	(2,900)
	1.750	06/17/2026	TBD	(2)		(264)	(302)
	1.800	06/17/2026	TBD	(2)		(160)	(183)
	2.450	06/17/2026	07/01/2026			(369)	(422)
	2.450	06/17/2026	07/02/2026			(650)	(743)
	2.500	06/17/2026	TBD	(2)		(2,095)	(2,396)
	2.520	06/30/2026	09/28/2026			(9,450)	(10,799)
	3.580	03/05/2026	TBD	(2)		$(1,183)	(1,196)
	4.700	06/17/2026	10/15/2026			(1,045)	(1,046)
	4.770	05/27/2026	09/24/2026			(15,415)	(15,485)
BYR	3.850	12/12/2025	TBD	(2)		(391)	(399)
	3.970	06/26/2026	08/03/2026			(5,340)	(5,343)
	4.120	04/21/2026	07/21/2026			(1,199)	(1,209)
	4.120	04/23/2026	07/23/2026			(397)	(401)
	4.120	05/27/2026	08/27/2026			(4,600)	(4,619)
	4.120	06/16/2026	08/17/2026			(1,857)	(1,860)
	4.170	06/15/2026	08/14/2026			(13,950)	(13,976)
CDC	4.020	05/13/2026	09/09/2026			(5,659)	(5,690)
	4.020	06/22/2026	10/20/2026			(438)	(438)
	4.070	04/28/2026	07/28/2026			(1,047)	(1,054)
	4.120	06/22/2026	10/20/2026			(411)	(411)
	4.120	06/25/2026	07/02/2026			(655)	(655)
	4.120	06/30/2026	07/02/2026			(935)	(935)
	4.120	06/30/2026	09/30/2026			(1,194)	(1,194)
	4.130	06/01/2026	09/01/2026			(802)	(805)
	4.130	06/02/2026	07/02/2026			(2,154)	(2,161)
	4.130	06/11/2026	09/01/2026			(910)	(912)
	4.130	06/17/2026	09/01/2026			(2,889)	(2,893)
	4.130	06/30/2026	09/01/2026			(938)	(938)
	4.170	04/28/2026	07/28/2026			(1,864)	(1,878)
	4.170	05/26/2026	07/28/2026			(2,805)	(2,817)
	4.170	06/25/2026	07/28/2026			(257)	(257)
	4.180	04/06/2026	07/07/2026			(910)	(919)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
DBL	4.195%	06/26/2026	09/25/2026			$(1,515)	$(1,516)
	4.266	05/29/2026	08/28/2026			(3,463)	(3,476)
	4.316	05/29/2026	08/28/2026			(4,077)	(4,093)
	4.366	05/29/2026	08/28/2026			(7,603)	(7,634)
	4.395	06/26/2026	09/25/2026			(1,200)	(1,201)
	4.466	05/29/2026	08/28/2026			(901)	(905)
	4.516	05/29/2026	08/28/2026			(527)	(529)
IND	4.130	04/15/2026	07/15/2026			(640)	(646)
	4.130	06/04/2026	09/04/2026			(3,150)	(3,160)
	4.130	06/16/2026	09/16/2026			(378)	(379)
	4.430	06/26/2026	09/28/2026			(1,130)	(1,131)
JML	1.250	06/17/2026	TBD	(2)	EUR	(196)	(224)
JPS	4.220	05/14/2026	11/16/2026			$(1,383)	(1,391)
MEI	4.100	06/18/2026	07/20/2026			(181)	(181)
	4.100	06/30/2026	TBD	(2)		(182)	(182)
MYI	2.150	06/23/2026	07/08/2026			(504)	(504)
RTA	4.145	04/17/2026	10/19/2026			(405)	(408)
	4.145	05/20/2026	11/20/2026			(2,816)	(2,830)
	4.145	06/02/2026	11/30/2026			(242)	(243)
	4.420	06/04/2026	12/04/2026			(5,275)	(5,293)
	4.420	06/05/2026	08/04/2026			(597)	(599)
	4.470	06/05/2026	08/04/2026			(1,047)	(1,050)
	4.470	06/29/2026	10/26/2026			(857)	(857)
SCX	4.050	12/12/2025	TBD	(2)		(8,325)	(8,513)
	4.050	02/17/2026	TBD	(2)		(4,181)	(4,244)
	4.050	04/16/2026	TBD	(2)		(40)	(41)
	4.100	03/18/2026	TBD	(2)		(513)	(519)
	4.100	06/03/2026	TBD	(2)		(4,930)	(4,946)
	4.170	06/26/2026	08/04/2026			(722)	(722)
SGY	3.960	06/04/2026	TBD	(2)		(593)	(595)
SOG	2.360	06/17/2026	TBD	(2)	EUR	(637)	(728)
	2.370	06/17/2026	TBD	(2)		(2,547)	(2,913)
	3.910	04/16/2026	TBD	(2)		$(1,232)	(1,242)
	3.990	03/10/2026	TBD	(2)		(2,141)	(2,167)
	4.620	05/01/2026	10/30/2026			(5,841)	(5,887)
TDM	3.800	06/16/2026	TBD	(2)		(7,785)	(7,797)
	3.950	06/16/2026	TBD	(2)		(1,257)	(1,259)
UBS	1.700	07/02/2026	TBD	(2)	EUR	(152)	(174)
	2.420	06/17/2026	TBD	(2)		(2,509)	(2,870)
	2.420	06/18/2026	TBD	(2)		(862)	(986)
	2.470	06/17/2026	TBD	(2)		(3,251)	(3,718)
	2.470	06/25/2026	TBD	(2)		(1,247)	(1,426)
	3.250	05/26/2026	07/08/2026		GBP	(540)	(719)
	3.870	05/13/2026	TBD	(2)		$(1,372)	(1,379)
	3.910	04/16/2026	TBD	(2)		(10)	(10)
	3.950	12/12/2025	TBD	(2)		(4,886)	(4,994)
	3.960	05/05/2026	08/04/2026			(1,601)	(1,611)
	3.990	03/10/2026	TBD	(2)		(17,015)	(17,228)
	3.990	03/26/2026	TBD	(2)		(1,269)	(1,282)
	3.990	06/11/2026	TBD	(2)		(5,015)	(5,025)
	4.020	06/01/2026	12/11/2027			(6,265)	(6,281)
	4.100	05/04/2026	08/04/2026			(562)	(566)
	4.110	05/05/2026	07/09/2026			(474)	(477)
	4.110	05/06/2026	08/06/2026			(6,717)	(6,760)
	4.210	04/20/2026	07/22/2026			(10,619)	(10,708)
	4.230	04/16/2026	07/16/2026			(2,642)	(2,665)
	4.230	05/07/2026	07/16/2026			(2,285)	(2,300)

Total Reverse Repurchase Agreements							$(272,998)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	97

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(4,667)	$0	$(4,667)	$5,174	$507
BPS	0	(29,911)	0	(29,911)	27,661	(2,250)
BRC	0	(35,472)	0	(35,472)	44,696	9,224
BYR	0	(27,807)	0	(27,807)	31,312	3,505
CDC	0	(23,957)	0	(23,957)	26,933	2,976
CEW	0	0	0	0	1,434	1,434
DBL	0	(19,354)	0	(19,354)	23,754	4,400
IND	0	(5,316)	0	(5,316)	6,803	1,487
JML	0	(224)	0	(224)	225	1
JPS	0	(1,391)	0	(1,391)	1,851	460
MEI	0	(363)	0	(363)	408	45
MYI	0	(504)	0	(504)	1,196	692
RTA	0	(11,280)	0	(11,280)	13,882	2,602
SCX	0	(18,985)	0	(18,985)	21,704	2,719
SGY	0	(595)	0	(595)	693	98
SOG	0	(12,937)	0	(12,937)	72,841	59,904
TDM	0	(9,056)	0	(9,056)	9,472	416
UBS	0	(71,179)	0	(71,179)	22,068	(49,111)

Total Borrowings and Other Financing Transactions	$0	$(272,998)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Convertible Preferred Securities	$0	$0	$(11,177)	$(224)	$(11,401)
Corporate Bonds & Notes	(422)	(30,867)	(63,659)	(72,026)	(166,974)
U.S. Government Agencies	0	0	(9,137)	(1,391)	(10,528)
Non-Agency Mortgage-Backed Securities	0	(7,456)	(27,431)	(5,186)	(40,073)
Asset-Backed Securities	0	0	(5,669)	(7,897)	(13,566)
Sovereign Issues	0	0	(722)	(23,146)	(23,868)
Preferred Securities	0	(1,320)	0	0	(1,320)

Total Borrowings	$(422)	$(39,643)	$(117,795)	$(109,870)	$(267,730)

Payable for reverse repurchase agreements (4)					$(267,730)

(n)	Securities with an aggregate market value of $311,338 and cash of $1,494 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2026 was $(209,917) at a weighted average interest rate of 3.956%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(5,268) is outstanding at period end.
(o) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	2.113%	$	700	$21	$59	$80	$1	$0

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Worldline SA/France	5.000%	Quarterly	12/20/2027	6.803	EUR	300	$(29)	$21	$(8)	$1	$0
Worldline SA/France	5.000	Quarterly	12/20/2028	8.139		100	(14)	7	(7)	0	0
Worldline SA/France	5.000	Quarterly	12/20/2030	9.729		10,500	(1,704)	(79)	(1,783)	19	0

							$(1,726)	$8	$(1,718)	$21	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031		GBP	22,530	$(99)	$(636)	$(735)	$0	$(31)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032			8,700	845	1,541	2,386	15	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033			4,600	512	277	789	8	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052			2,300	171	1,747	1,918	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	$		8,100	(2)	143	141	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027			35,800	(84)	(467)	(551)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027			5,430	(1)	98	97	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027			21,700	(53)	(281)	(334)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027			9,000	(2)	152	150	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027			35,800	(95)	(412)	(507)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027			49,000	182	(1,460)	(1,278)	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028			29,500	(7)	1,699	1,692	29	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028			32,500	(8)	1,900	1,892	32	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029			76,800	101	1,096	1,197	0	(112)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029			21,600	(409)	528	119	32	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029			106,500	(10,975)	3,377	(7,598)	0	(188)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030			195,600	(1,978)	(2,806)	(4,784)	0	(388)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031			60,800	453	(1,551)	(1,098)	0	(152)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031			2,800	(1)	386	385	7	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031			38,000	2,575	3,317	5,892	97	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031			79,640	(1,197)	(1,187)	(2,384)	0	(211)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	07/02/2031			143,500	725	(141)	584	0	(390)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031			40,600	(568)	5,443	4,875	115	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033			43,900	398	(1,733)	(1,335)	0	(175)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035			8,170	(134)	295	161	40	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	02/15/2036			17,500	(11)	29	18	87	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044			201,500	(5,022)	(20,189)	(25,211)	0	(943)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045			5,150	100	230	330	44	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050			1,400	(10)	536	526	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050			21,100	(52)	8,784	8,732	146	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050			22,000	(85)	8,760	8,675	155	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050			6,000	(18)	2,033	2,015	44	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050			2,400	217	981	1,198	16	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052			187,400	1,316	80,518	81,834	834	0
Pay	1-Year BRL-CDI	13.172	Maturity	01/02/2031		BRL	14,100	1	(58)	(57)	8	0
Pay	1-Year BRL-CDI	13.180	Maturity	01/02/2031			120,000	(49)	(428)	(477)	68	0
Pay	1-Year BRL-CDI	13.330	Maturity	01/02/2031			1,400	0	(5)	(5)	1	0
Pay	1-Year BRL-CDI	13.724	Maturity	01/02/2031			55,300	0	(69)	(69)	31	0
Pay	1-Year BRL-CDI	13.790	Maturity	01/02/2031			14,700	0	(14)	(14)	8	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031			72,000	0	(37)	(37)	40	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027		COP	5,267,300	(1)	0	(1)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028			541,700	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	8,300	152	865	1,017	8	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032			9,600	903	719	1,622	10	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052			18,000	240	2,201	2,441	0	(3)

								$(11,970)	$96,181	$84,211	$1,897	$(2,643)

Total Swap Agreements								$(13,696)	$96,189	$82,493	$1,918	$(2,643)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,918	$1,918	$0	$0	$(2,643)	$(2,643)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	99

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Cash of $24,166 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2026	DOP	41,711		$709	$5	$0
	07/2026		$658	EUR	565	0	(12)
	08/2026	DOP	21,950		$369	4	0
	08/2026	HKD	2,714		347	0	0
	09/2026	COP	16,389,077		4,228	0	(482)
	09/2026	KZT	7,391		15	0	0

BPS	07/2026	BRL	4,571		883	0	(2)
	07/2026	EUR	1,039		1,191	4	0
	07/2026	JPY	747		5	0	0
	07/2026		$900	BRL	4,571	0	(15)
	07/2026		896	ZAR	14,707	0	0
	08/2026	EUR	1,040		$1,187	0	(3)
	08/2026		$780	BRL	3,974	0	(16)
	09/2026	COP	88,652		$24	0	(1)
	08/2030	KWD	48		162	5	0
	01/2031		1,712		5,768	170	0
	06/2031		342		1,152	31	0

BRC	07/2026	TRY	339,462		7,129	0	(43)
	07/2026		$6,168	TRY	295,412	73	0
	07/2026		4,472	ZAR	72,635	0	(44)

BSH	07/2026	JPY	3,959		$25	1	0
	08/2026		$13,077	BRL	66,722	0	(251)
	09/2026	COP	8,626,521		$2,211	0	(268)

CBK	07/2026	EUR	891		1,039	21	0
	07/2026		$274	EGP	14,638	23	0
	07/2026		1,260	EUR	1,081	0	(25)
	08/2026	COP	42,678,244		$11,211	0	(1,140)
	08/2026	EUR	2,272		2,592	0	(7)
	09/2026	COP	12,950,864		3,411	0	(311)
	09/2026	KZT	28,665		57	0	(2)

DUB	07/2026		4,073		9	0	0
	07/2026		$392	EGP	21,178	37	0
	07/2026		2,086	ZAR	33,776	0	(28)
	08/2026	KZT	30,987		$64	0	0
	11/2026		15,666		32	0	0

FAR	07/2026	GBP	9,835		13,225	180	0
	07/2026		$2,597	EUR	2,277	5	0
	07/2026		107	JPY	17,301	0	(1)
	07/2026		2,916	ZAR	48,117	17	0
	08/2026	EUR	2,277		$2,600	0	(5)
	08/2026	JPY	17,255		107	1	0

GLM	07/2026	DOP	2,805		47	0	0

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2026		$135	CAD	192	$$0	$$0
	08/2026	CAD	192		$135	0	0
	08/2026	DOP	58,201		964	6	(8)
	08/2026		$1,269	BRL	6,484	0	(22)
	09/2026	DOP	120,574		$1,979	5	(23)
	09/2026		$1,689	BRL	8,696	0	(30)
	10/2026	DOP	5,122		$86	2	0
	11/2026		106,838		1,757	0	(2)
	12/2026		4,898		82	2	0

JPM	07/2026	BRL	4,582		890	3	0
	07/2026	KZT	2,372		5	0	0
	07/2026		$885	BRL	4,582	2	0
	08/2026	HKD	10,081		$1,289	1	0
	09/2026	COP	53,903		15	0	(1)
	09/2026		$385	MXN	6,686	0	(5)
	10/2026		890	BRL	4,682	0	(3)

MBC	07/2026	EUR	7,945		$9,225	147	0
	07/2026	JPY	2,990		19	0	0
	07/2026		$2,116	EUR	1,836	0	(19)
	08/2026		401	EGP	21,672	32	0
	08/2026		2,943	EUR	2,577	6	0

SCX	08/2026	HKD	9,513		$1,216	1	0
	09/2026	KZT	2,419		5	0	0

SOG	07/2026	EUR	78,663		91,763	1,883	0
	07/2026	JPY	9,606		60	1	0
	07/2026		$96,751	EUR	85,056	434	0
	08/2026	EUR	85,056		$96,882	0	(433)

SSB	07/2026	CAD	197		143	4	0
	07/2026	EUR	2,277		2,583	0	(18)
	07/2026		$13,001	GBP	9,835	45	0
	08/2026	GBP	9,835		$13,000	0	(45)

UAG	09/2026	COP	2,342,457		607	0	(66)
	09/2026		$5,398	COP	20,831,689	588	0
	12/2026	COP	6,281,609		$1,610	0	(158)

Total Forward Foreign Currency Contracts						$3,739	$(3,489)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026 (2)		Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
											Asset	Liability
BOA	Petroleos Mexicanos	1.000%	Quarterly	06/20/2031	2.146%		$	4,800	$(245)	$9	$0	$(236)

BPS	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			980	(137)	36	0	(101)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	1.573			800	(155)	145	0	(10)

BRC	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146			900	(51)	7	0	(44)

CBK	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			3,500	(487)	126	0	(361)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019			200	(16)	8	0	(8)

DBL	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863		EUR	1,500	(374)	37	0	(337)

DUB	Eskom «	4.650	Quarterly	06/30/2029	—	♦	$	2,658	0	136	136	0
	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦		18	0	0	0	0

GST	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	13,300	(7)	2	0	(5)

JPM	ION platform Finance SA	5.000	Quarterly	06/20/2030	9.785		EUR	100	(17)	1	0	(16)
	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863			500	(121)	9	0	(112)
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400		JPY	13,300	(7)	2	0	(5)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019		$	300	(23)	11	0	(12)
MYC	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			3,530	(486)	122	0	(364)

									$(2,126)	$651	$136	$(1,611)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	101

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FAR	Pay	NVIDIA Corp.	3,428	5.660% (SOFR plus a specified spread)	Maturity	07/29/2026	$	660	$0	$(26)	$0	$(26)

Total Swap Agreements									$(2,126)	$625	$136	$(1,637)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$9	$0	$0	$9	$(494)	$0	$(236)	$(730)	$(721)	$585	$(136)
BPS	210	0	0	210	(37)	0	(111)	(148)	62	(40)	22
BRC	73	0	0	73	(87)	0	(44)	(131)	(58)	0	(58)
BSH	1	0	0	1	(519)	0	0	(519)	(518)	0	(518)
BSS	0	0	0	0	0	0	0	0	0	395	395
CBK	44	0	0	44	(1,485)	0	(369)	(1,854)	(1,810)	1,548	(262)
DBL	0	0	0	0	0	0	(337)	(337)	(337)	0	(337)
DUB	37	0	136	173	(28)	0	0	(28)	145	0	145
FAR	203	0	0	203	(6)	0	(26)	(32)	171	(260)	(89)
GLM	15	0	0	15	(85)	0	0	(85)	(70)	0	(70)
GST	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
JPM	6	0	0	6	(9)	0	(145)	(154)	(148)	271	123
MBC	185	0	0	185	(19)	0	0	(19)	166	0	166
MYC	0	0	0	0	0	0	(364)	(364)	(364)	534	170
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	2,318	0	0	2,318	(433)	0	0	(433)	1,885	(1,880)	5
SSB	49	0	0	49	(63)	0	0	(63)	(14)	0	(14)
UAG	588	0	0	588	(224)	0	0	(224)	364	(320)	44

Total Over the Counter	$3,739	$0	$136	$3,875	$(3,489)	$0	$(1,637)	$(5,126)

(q)
Securities with an aggregate market value of $3,332 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦
Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$1,897	$1,918

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,739	$0	$3,739
Swap Agreements	0	136	0	0	0	136

	$0	$136	$0	$3,739	$0	$3,875

	$0	$157	$0	$3,739	$1,897	$5,793

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,643	$2,643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,489	$0	$3,489
Swap Agreements	0	1,611	26	0	0	1,637

	$0	$1,611	$26	$3,489	$0	$5,126

	$0	$1,611	$26	$3,489	$2,643	$7,769

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(51)	$(51)
Swap Agreements	0	352	0	0	(437)	(85)

	$0	$352	$0	$0	$(488)	$(136)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(824)	$0	$(824)
Written Options	0	0	0	92	0	92
Swap Agreements	0	208	0	0	0	208

	$0	$208	$0	$(732)	$0	$(524)

	$0	$560	$0	$(732)	$(488)	$(660)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$(8,302)	$(8,294)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,223	$0	$4,223
Swap Agreements	0	387	(26)	0	0	361

	$0	$387	$(26)	$4,223	$0	$4,584

	$0	$395	$(26)	$4,223	$(8,302)	$(3,710)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	103

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$181,615	$72,440	$254,055
Corporate Bonds & Notes
Banking & Finance	0	59,166	0	59,166
Industrials	0	185,417	19,532	204,949
Utilities	0	37,226	138	37,364
Convertible Bonds & Notes
Industrials	0	19,016	0	19,016
Municipal Bonds & Notes
Michigan	0	1,700	0	1,700
West Virginia	0	4,579	0	4,579
U.S. Government Agencies	0	21,285	5,668	26,953
U.S. Treasury Obligations	0	846	0	846
Non-Agency Mortgage-Backed Securities	0	59,352	0	59,352
Asset-Backed Securities
Automobile ABS Other	0	1,624	0	1,624
Home Equity Other	0	12,639	0	12,639
Whole Loan Collateral	0	3,784	0	3,784
Other ABS	0	15,622	1,754	17,376
Sovereign Issues	0	78,113	0	78,113
Common Stocks
Communication Services	3,316	0	3,907	7,223
Consumer Discretionary	0	0	17	17
Financials	12,963	7,779	0	20,742
Industrials	0	0	15,095	15,095
Information Technology	686	0	0	686
Real Estate	288	0	0	288
Warrants
Communication Services	0	0	1,514	1,514
Preferred Securities
Banking & Finance	0	1,185	10,522	11,707
Industrials	0	2,246	2,630	4,876

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Real Estate Investment Trusts
Real Estate	$2,367	$0	$0	$2,367
Short-Term Instruments
Mutual Funds	213	0	0	213
Egypt Treasury Bills	0	1,372	0	1,372
Nigeria Treasury Bills	0	15,321	0	15,321
U.S. Treasury Bills	0	3,160	0	3,160

	$19,833	$713,047	$133,217	$866,097

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$57,496	$0	$0	$57,496

Total Investments	$77,329	$713,047	$133,217	$923,593

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,918	0	1,918
Over the counter	0	3,739	136	3,875

	$0	$5,657	$136	$5,793

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,643)	0	(2,643)
Over the counter	0	(5,126)	0	(5,126)

	$0	$(7,769)	$0	$(7,769)

Total Financial Derivative Instruments	$0	$(2,112)	$136	$(1,976)

Totals	$77,329	$710,935	$133,353	$921,617

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$57,540	$18,671	$(26,858)	$253	$174	$(2,527)	$25,187	$0	$72,440	$(527)
Corporate Bonds & Notes
Banking & Finance	265	0	0	0	0	17	0	(282)	0	0
Industrials	17,399	1,489	(1,252)	17	0	1,879	0	0	19,532	1,549
Utilities	0	105	0	(2)	0	35	0	0	138	35
U.S. Government Agencies	5,071	0	(153)	35	50	665	0	0	5,668	661
Asset-Backed Securities
Other ABS	2058	0	0	5	(1,214)	863	42	0	1,754	(209)
Common Stocks
Communication Services	11,245	0	(9,994)	0	5,304	(2,648)	0	0	3,907	3,751
Consumer Discretionary	17	0	0	0	0	0	0	0	17	0
Financials	8,063	0	(8,261)	0	(8,134)	8,332	0	0	0	0
Health Care	25,446	0	(22,755)	0	(796)	(1,895)	0	0	0	0
Industrials	12,761	246	0	0	0	2,088	0	0	15,095	2,088
Real Estate (3)	13	0	0	0	0	275	0	(288)	0	0
Warrants
Communication Services	2,205	805	(1,987)	0	525	(34)	0	0	1,514	709
Financials	1	0	(5)	0	(5,384)	5,388	0	0	0	0

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Preferred Securities
Banking & Finance	$0	$10,025	$0	$0	$0	$497	$0	$0	$10,522	$496
Industrials	2,968	372	0	0	0	(710)	0	0	2,630	(709)

	$145,052	$31,713	$(71,265)	$308	$(9,475)	$12,225	$25,229	$(570)	$133,217	$7,844

Financial Derivative Instruments - Assets
Over the counter	$173	$0	$(1)	$0	$0	$(36)	$0	$0	$136	$(36)

Totals	$145,225	$31,713	$(71,266)	$308	$(9,475)	$12,189	$25,229	$(570)	$133,353	$7,808

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$34,152	Discounted Cash Flow	Discount Rate		6.790 – 11.323	8.564
	29,118	Third Party Vendor	Broker Quote		57.500 - 100.125	95.584
	3,624	Indicative Market Quotation	Broker Quote		101.250	—
	596	Recent Transaction	Commitment		99.000 - 99.500	99.334
	4,950	Recent Transaction	Purchase Price		99.000 - 100.000	—
Corporate Bonds & Notes
Industrials	19,532	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
Utilities	138	Indicative Market Quotation	Broker Quote	EUR	13.500	—
U.S. Government Agencies	5,668	Discounted Cash Flow	Discount Rate		9.827	—
Asset-Backed Securities
Other ABS	1,712	Discounted Cash Flow	Discount Rate		12.000 - 20.000	18.314
	42	Expected Recovery	Price		5.880	—
Common Stocks
Communication Services	3,535	Indicative Market Quotation	Broker Quote	$	15.125	—
	372	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	17	Expected Recovery	Price		—	—
Industrials	12,148	Comparable Companies / Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
	760	Indicative Market Quotation/ Recent Transaction	Broker Quote / Purchase Price	$/$	3.250/2.000	—
	2,187	Indicative Market Quotation	Broker Quote	$	0.656 - 22.917	22.564
Warrants
Communication Services	1,514	Other Valuation Techniques (4)	—		—	—
Preferred Securities
Banking & Finance	4,823	Discounted Cash Flow	Discount Rate		11.630	—
	5,699	Recent transaction	Purchase Price	$	1.000	—
Industrials	260	Comparable Companies	Revenue/ EBITDA Multiple	X	4.625/18.000	—
	2,370	Discounted Cash Flow	Discount Rate		26.880	—

Financial Derivative Instruments - Assets
Over the counter	136	Indicative Market Quotation	Broker Quote		0.053 - 5.109	5.107

Total	$133,353

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Real Estate since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2026	105

Notes to Financial Statements

1. ORGANIZATION
PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each, a “Fund” and collectively, the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004
Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”
Each Fund operates as a single reportable operating segment under the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”)
2023-07,
Segment Reporting (Topic 280). An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined
in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets”
and significant segment expenses are listed on the accompanying Statements of Operations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including, but not limited to ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(a) Securities Transactions and Investment Income
 Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

106	PIMCO CLOSED-END FUNDS

June 30, 2026

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.
(b)
F
oreign Taxes
 A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2026, if any, are disclosed in the Statements of Assets and Liabilities.
(
c
)
F
oreign Currency Translation
The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.
(d)
D
istributions
—
Common Shares
 The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt
interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.
As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.
A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in a Fund at a time when their investment in the Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

ANNUAL REPORT	|	JUNE 30, 2026	107

Notes to Financial Statements	(Cont.)

More generally, sales of a Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.
Certain Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the subsidiary will have no effect on a Fund’s U.S. federal income tax liability.
Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.
Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(e)
N
ew Accounting Pronouncements
and Regulatory Updates
In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule
35d-1
under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule
35d-1
consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule
35d-1
and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.
Management has evaluated the implications of the Names Rule on the Funds and made certain changes to the investment policies and related disclosure for the PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund. See Note 16, Subsequent Events in the Notes to Financial Statements for more information.

108	PIMCO CLOSED-END FUNDS

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
(
a)
I
nvestment Valuation Policies
The NAV of a Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.
On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to a Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.
Open-end
management investment companies may include affiliated funds.
If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur

ANNUAL REPORT	|	JUNE 30, 2026	109

Notes to Financial Statements	(Cont.)

after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.
Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued by the Valuation Designee in accordance with procedures approved by the Board.
Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.
(
b
)
F
air Value Hierarchy
U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the

110	PIMCO CLOSED-END FUNDS

June 30, 2026

transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.
(c) Valuation Techniques and the Fair Value Hierarchy
L
evel
 1, Level
 2 and Level
 3 trading assets and trading liabilities, at fair value
 The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:
Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.
Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.
Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined
security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.
Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.
Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

112	PIMCO CLOSED-END FUNDS

June 30, 2026

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or
Level 3 of the fair value hierarchy depending on the source of the base price.
When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS
(a) Investments in Affiliates
Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form
N-PORT
and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2026 (amounts in thousands
†
):
Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income (1)	Realized Net Capital Gain Distributions (1)

PIMCO Corporate & Income Opportunity Fund	$197,390	$1,708,214	$(1,709,500)	$91	$(52)	$196,143	$3,609	$0

PIMCO Corporate & Income Strategy Fund	69,943	571,169	(564,700)	10	0	76,422	1,266	0

PIMCO High Income Fund	73,274	682,527	(684,200)	31	(9)	71,623	1,527	0

PIMCO Income Strategy Fund	42,187	223,293	(225,300)	19	(4)	40,195	1,594	0

PIMCO Income Strategy Fund II	31,928	547,558	(522,000)	7	3	57,496	754	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)
The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Significant Accounting Policies – Distributions – Common Shares, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2026 (amounts in thousands
†
, except number of shares).
PIMCO Corporate & Income Opportunity Fund

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2026	Dividend Income	Shares Held at 06/30/2026

Windstream Services LLC.	$0	$8,639	$0	$0	$7,604	$16,243	$0	1,416,163

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.
D
elayed-Delivery Transactions
 involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the

ANNUAL REPORT	|	JUNE 30, 2026	113

Notes to Financial Statements	(Cont.)

rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayeddelivery basis, the Fund does not participate in future gains (losses) with respect to the security.
I
nflation-Indexed Bonds
 are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
L
oans and Other Indebtedness, Loan Participations and Assignments
are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.
In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.
Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.
The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.
Certain Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals.

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The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.
If a Fund or a Subsidiary of a Fund is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or a Subsidiary of a Fund may be forced to cease activities involving the affected loans or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or a Subsidiary of a Fund acquired, held or foreclosed a loan without a required state license, the Fund or Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.
Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.
M
ortgage-Related and Other Asset-Backed Securities
directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases syndicated bank loans, peer-to-peer
loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

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Notes to Financial Statements	(Cont.)

C
ollateralized Debt Obligations
 (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.
Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay
and
planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.
Parallel-pay
CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay
CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC
bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined
range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).
S
tripped Mortgage-Backed Securities
 (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

116	PIMCO CLOSED-END FUNDS

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Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
P
ayment
In-Kind
Securities
 may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
P
erpetual Bonds
 are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.
R
eal Estate Investment Trusts
(“REITs”)
are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is generally not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.
R
estricted
Investments
 are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2026, as applicable, are disclosed in the Notes to Schedules of Investments.
S
ecurities Issued by U.S. Government Agencies or Government-Sponsored Enterprises

are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of a Fund’s shares Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
In June 2019, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of
TBA-eligible
securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Notes to Financial Statements	(Cont.)

Roll-timing
strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and contemporaneously opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
S
eparate Trading of Registered Interest and Principal of Securities
(“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.
W
arrants
 are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
W
hen-Issued
Transactions
 are purchases or sales made on a whenissued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.
(a
)
R
epurchase Agreements
 Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements). Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.
(
b)
R
everse Repurchase Agreements
In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. In an open maturity reverse repurchase

118	PIMCO CLOSED-END FUNDS

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agreement, there is no
pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.
6. FINANCIAL DERIVATIVE INSTRUMENTS
The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.
PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.
(a
)
F
orward Foreign Currency Contracts
 may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contract.
(
b
)
F
utures Contracts
 are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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Notes to Financial Statements	(Cont.)

contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange-traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.
(
c)
S
wap Agreements

are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.
For purposes of a Fund’s investment policy adopted pursuant to Rule
35d-1
under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.
A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.
To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.
Credit Default Swap Agreements
 on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a

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Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).
Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a
cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).
Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements	(Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Interest Rate Swap Agreements
may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.
T
otal Return Swap Agreements
 are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.
7. PRINCIPAL AND OTHER RISKS
(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists.
See below for a summary of select principal risks associated with investments in the Funds. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

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	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Asset Allocation	X	X	X	X	X

Call	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations	—	X	X	—	—

Collateralized Loan Obligations	X	X	—	X	X

Confidential Information Access	X	X	X	X	X

Contingent Convertible Securities	X	X	X	X	X

Convertible Securities	X	X	X	X	X

Counterparty	X	X	X	X	X

“Covenant-lite” Obligations	X	X	X	X	X

Credit Default Swaps	X	X	X	X	X

Credit	X	X	X	X	X

Currency	X	X	X	X	X

Cyber Security	X	X	X	X	X

Debt Securities	X	X	X	X	X

Derivatives	X	X	X	X	X

Distressed and Defaulted Securities	X	X	X	X	X

Distribution Rate	X	X	X	X	X

Emerging Markets	X	X	X	X	X

Equity Securities and Related Market	X	X	X	X	X

Focused Investment	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X

Foreign Loan Originations	X	X	X	X	X

High Yield Securities	X	X	X	X	X

Inflation/Deflation	X	X	X	X	X

Inflation-Indexed Security	X	X	X	X	X

Insurance-Linked and Other Instruments	X	X	X	X	X

Interest Rate	X	X	X	X	X

Issuer	X	X	X	X	X

Leverage	X	X	X	X	X

Liquidity	X	X	X	X	X

Loan Origination	X	X	X	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X	X	X	X

Management	X	X	X	X	X

Market	X	X	X	X	X

Market Discount	X	X	X	X	X

Market Disruptions	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X	X	X	X

Mortgage-Related Derivative Instruments	X	X	X	X	X

Municipal Bond	—	X	—	—	—

Operational	X	X	X	X	X

Other Investment Companies	X	X	X	X	X

Platform	—	—	X	—	—

Portfolio Turnover	X	X	X	X	X

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X	X	X	X

Preferred Securities	X	X	X	X	X

Privacy and Data Security	X	X	X	X	X

Private Placement and Restricted Securities	X	X	X	X	X

Privately-Issued Mortgage-Related Securities	X	X	X	X	X

Real Estate	X	X	X	X	X

Regulatory Changes	X	X	X	X	X

Regulatory — Commodity Pool Operator	X	X	X	X	X

Reinvestment	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

REIT	—	—	X	—	—

Repurchase Agreements	X	X	X	X	X

Risk Retention Investment	—	—	X	—	X

Securities Lending	X	X	X	X	X

Senior Debt	X	X	X	X	X

Short Exposure	—	—	X	—	—

Smaller Company	—	X	X	—	—

Sovereign Debt	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	—	X	—	—

Structured Investments	X	X	X	X	X

Subprime	X	X	X	X	X

Subsidiary	—	X	X	—	—

Synthetic Convertible Securities	X	X	X	X	X

Tax	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X

Valuation	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X	X	X	X

Asset Allocation Risk
 is the risk that a Fund could experience losses as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could experience losses as a result of these allocation decisions, which could result in the Fund being underweight or overweight in sectors, asset classes, or geographies that perform differently than expected.
Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality), and changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. If an issuer calls a security in which a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
 is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Collateralized Loan Obligations Risk
 is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Confidential Information Access Risk
 is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments,

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including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Contingent Convertible Securities Risk
 is the risk of investing in contingent convertible securities, including the risk that interest payments may be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk of a Fund’s investment receiving less favorable treatment than equity of the issuer in certain situations, such as during periods of financial distress or regulatory intervention, the risk the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.
Convertible Securities Risk
 is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer’s financial condition becomes significantly impaired. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.
Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.
Counterparty Risk
 is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.
“Covenant-lite” Obligations Risk
 is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber its assets, which could reduce the amount of assets that can be used to satisfy debts and result in losses for debtholders. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or

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Notes to Financial Statements	(Cont.)

the Fund is otherwise unable to close out these transactions at advantageous times.
Credit Risk
 is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.
Currency Risk
 is the risk that foreign
(non-U.S.)
currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of a Fund’s investments in foreign
(non-U.S.)
currencies or in securities that trade in and receive revenues in, or derivatives that provide exposure to foreign
(non-U.S.)
currencies, or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies may fluctuate in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will fluctuate in value relative to the currency being hedged.
Currency risk may be particularly high to the extent that a Fund invests in foreign
(non-U.S.)
currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political, headline, reputational and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Cyber Security Risk
 is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.
These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Debt Securities Risk is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from a Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.
Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity (including the risk of improper valuation), as well as the risks associated with the underlying asset, reference rate or index. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio.

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Changes in the value of a derivative or other similar investments may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Non-centrally
cleared
over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally
cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.
Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid.
Distressed securities generally trade significantly below “par” or full value.
A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.
Distribution Rate Risk is the risk that, although the Fund may seek to maintain level distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
Emerging Markets Risk is the risk of investing in emerging market securities. The risks primarily associated with foreign
(non-U.S.)
investments may be particularly high to the extent a Fund invests in securities of issuers based or doing business in emerging markets countries or in securities denominated in the currencies of emerging market countries.
Equity Securities and Related Market Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.
Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.
Foreign
(Non-U.S.)
Investment Risk is the risk that investing in foreign
(non-U.S.)
securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign
(non-U.S.)
securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.
High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily

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speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments and their values may be more volatile than higher- rated securities of similar maturity.
Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and Common Shares.
Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of actual or anticipated changes in market interest rates caused by factors other than inflation (e.g., real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.
Insurance-Linked and Other Instruments Risk is the risk that a Fund could lose a portion or all of the principal it has invested in insurance-linked instruments and similar investments (which may include, for example, exposure to reinsurance contracts (through sidecars or otherwise), event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans).
Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to changes, or anticipation of changes, in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and market for bonds can impact interest rates and yields.
Issuer Risk is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect one or more other issuers or the securities markets as a whole.
Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks.
When the Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to various risks and interest rate environments.
Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it.
Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien

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loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time.
This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.
Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral.
In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.
If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.
There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.
To the extent a Fund invests in loans or originates loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.
Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting (or perceiving to affect) securities markets generally or particular industries, sectors or companies represented in the securities markets.
Market Discount Risk is the risk that the price of a Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.
Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures, natural/environmental disasters, climate-change and climate related events, responses to government actions or interventions (the threat or imposition of tariffs, trade restrictions, currency restrictions, or similar actions) which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or

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Notes to Financial Statements	(Cont.)

rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Mortgage-Related and Other Asset-Backed Instruments Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks.
Mortgage-Related Derivative Instruments Risk is the risk of investing in derivative mortgage-backed securities, including call risk and extension risk. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate risk and/or prepayment risk is magnified.
Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.
Operational Risk is the risk arising from factors such as processing errors, communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, cybersecurity incidents, the potential use of artificial intelligence and machine learning (AI), changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. Operational and technology risks for the issuers could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active, reliable secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which directly reduce net returns to investors. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders holdings shares in taxable accounts at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact the Fund’s after-tax
returns. The realization of short-term capital gains may also cause adverse tax consequences for a Fund’s shareholders.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.
Preferred Securities Risk is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the

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amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.
Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties.
Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
Private Placement and Restricted Securities Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that a Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government, agency or government-sponsored entity guarantees of payments in the pools created by non-governmental issuers. As a result, investments in privately issued mortgage-related securities are subject to the credit risk of the underlying collateral directly, and such securities may experience significant losses, including total loss of principal, in the event of defaults or deterioration in the credit quality of the underlying mortgage loans. Additionally, privately-issued mortgage- related securities generally are exempt from registration under the Securities Act of 1933 and, as such, are not subject to the same disclosure requirements as publicly-issued mortgage-related securities.
Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related loans, real estate-linked derivative instruments and pooled investment vehicles (including registered investment companies and private funds or other pooled investment vehicles that would qualify as “investment companies” under the Act but for an applicable exemption or exclusion) that invest in real estate investments, as applicable. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.
Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.
Regulatory Risk — Commodity Pool Operator is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. PIMCO is registered with the CFTC as a Commodity Pool Operator.

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Notes to Financial Statements	(Cont.)

Reinvestment Risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.
REIT Risk is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.
Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Risk Retention Investment Risk is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Securities Lending Risk is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.
Senior Debt Risk is the risk that a Fund will be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.
Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.
Smaller Company Risk is the risk that the value of securities issued by a smaller company may fluctuate, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. Investments in smaller companies generally are subject to greater levels of credit, market and issuer risk.
Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Special Purpose Acquisition Companies (“SPACs”) Risk is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

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Structured Investments Risk is the risk that a Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.
Subprime Risk is the risk that loans, and debt instruments collateralized by loans, acquired by a Fund may be subprime in quality, or may become subprime in quality.
Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.
Synthetic Convertible Securities Risk is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.
Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under Subchapter M of the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon
Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk is the risk presented by the market prices of zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s then-currently effective prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.
8. MASTER NETTING ARRANGEMENTS
A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern

ANNUAL REPORT	|	JUNE 30, 2026	133

Notes to Financial Statements	(Cont.)

the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.
Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations and other events, including, but not limited to, margin, execution and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain

134	PIMCO CLOSED-END FUNDS

June 30, 2026

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
9. FEES AND EXPENSES
(a) Management Fee
 PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.
Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably required for the operation of the Funds, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.
Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

Fund Name	Annual Rate

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)
Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets include total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.
(b) Fund Expenses
 Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to

ANNUAL REPORT	|	JUNE 30, 2026	135

Notes to Financial Statements	(Cont.)

auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Funds, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.
Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.
The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.
10. RELATED PARTY TRANSACTIONS
The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.
The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
11. GUARANTEES AND INDEMNIFICATIONS
Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.
12. PURCHASES AND SALES OF SECURITIES
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact a Fund’s after-tax
returns. The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

136	PIMCO CLOSED-END FUNDS

June 30, 2026

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2026 were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$208,518	$117,962	$1,850,772	$1,163,368

PIMCO Corporate & Income Strategy Fund	59,611	39,987	601,442	398,468

PIMCO High Income Fund	68,834	39,815	657,512	401,129

PIMCO Income Strategy Fund	6,979	5,498	68,490	64,156

PIMCO Income Strategy Fund II	43,015	32,398	444,236	299,685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING
Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).
As of the end of the reporting period, each Fund had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, each Fund may offer and sell Common Shares having an aggregate offering value of up to amounts shown in the table below. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.
Each Fund has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement (or its most recent prospectus supplement, if less than such registered amount) as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY		PCN		PHK
	Year Ended 06/30/2026	Year Ended 06/30/2025	Year Ended 06/30/2026	Year Ended 06/30/2025	Year Ended 06/30/2026	Year Ended 06/30/2025

Common Shares registered (aggregate $)	$1,000,000,000	$1,000,000,000	$350,000,000	$275,000,000	$350,000,000	$350,000,000

Common Shares sold	23,527,414	26,627,431	7,805,422	8,620,434	10,865,015	13,776,026

Offering proceeds (net of offering costs)	$311,723,370	$376,084,928	$98,486,296	$114,865,325	$52,696,063	$67,013,445

	PFL		PFN
	Year Ended 06/30/2026	Year Ended 06/30/2025	Year Ended 06/30/2026	Year Ended 06/30/2025

Common Shares registered (aggregate $)	$50,000,000	$100,000,000	$200,000,000	$200,000,000

Common Shares sold	4,092,276	4,199,753	3,398,887	5,409,468

Offering proceeds (net of offering costs)	$34,027,157	$35,071,290	$25,300,502	$40,121,158
A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

ANNUAL REPORT	|	JUNE 30, 2026	137

Notes to Financial Statements	(Cont.)

14. REGULATORY AND LITIGATION MATTERS
The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.
The foregoing speaks only as of the date of this report.
15. FEDERAL INCOME TAX MATTERS
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.
In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2026, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.
In this reporting period, the Funds adopted FASB Accounting Standards Update
2023-09,
Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU
2023-09),
which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Funds financial position or the results of its operations. For the annual period covered by this report, the funds did not pay any material federal, state or local income taxes or any material income taxes in foreign jurisdictions.
The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2026, the components of distributable taxable earnings are as follows (amounts in thousands
†
):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)	Total Components of Distributable Earnings

PIMCO Corporate & Income Opportunity Fund	$0	$0	$(119,223)	$(25,812)	$(368,140)	$0	$0	$(513,175)

PIMCO Corporate & Income Strategy Fund	0	0	(48,341)	(8,481)	(113,476)	0	0	(170,298)

PIMCO High Income Fund	0	0	(47,949)	(8,982)	(299,636)	0	0	(356,567)

PIMCO Income Strategy Fund	0	0	13,988	(4,064)	(110,241)	0	0	(100,317)

PIMCO Income Strategy Fund II	0	0	(8,217)	(7,094)	(197,087)	0	0	(212,398)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: constructive sales, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts, hyperinflationary investments, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2025 through June 30, 2026 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)
Specified losses realized during the period November 1, 2025 through June 30, 2026 and Ordinary losses realized during the period January 1, 2026 through June 30, 2026 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of June 30, 2026, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$169,357	$198,783

PIMCO Corporate & Income Strategy Fund	57,391	56,085

PIMCO High Income Fund	154,987	144,649

PIMCO Income Strategy Fund	40,828	69,413

PIMCO Income Strategy Fund II	87,270	109,817

†	A zero balance may reflect actual amounts rounding to less than one thousand.

138	PIMCO CLOSED-END FUNDS

June 30, 2026

As of June 30, 2026, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)

PIMCO Corporate & Income Opportunity Fund	$3,412,422	$368,384	$(488,548)	$(120,164)

PIMCO Corporate & Income Strategy Fund	1,153,942	146,323	(194,840)	(48,517)

PIMCO High Income Fund	1,314,263	290,769	(338,897)	(48,128)

PIMCO Income Strategy Fund	421,515	92,444	(78,338)	14,106

PIMCO Income Strategy Fund II	1,013,317	184,851	(193,333)	(8,482)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: constructive sales, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts, hyperinflationary investments, and partnerships.

For the fiscal years ended June 30, 2026 and June 30, 2025, respectively, the Funds made the following tax basis distributions (amounts in thousands
†
):

	June 30, 2026			June 30, 2025

	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)

PIMCO Corporate & Income Opportunity Fund	$264,390	$0	$30,031	$226,267	$0	$26,135

PIMCO Corporate & Income Strategy Fund	91,543	0	5,722	79,566	0	5,046

PIMCO High Income Fund	94,121	0	10,588	88,031	0	8,315

PIMCO Income Strategy Fund	34,877	0	12,006	35,889	0	6,481

PIMCO Income Strategy Fund II	76,278	0	7,587	74,958	0	3,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)
A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 01, 2026, the following distributions were declared to common shareholders payable August 03, 2026 to shareholders of record on July 13, 2026:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
On August 03, 2026, the following distributions were declared to common shareholders payable September 01, 2026 to shareholders of record on August 13, 2026:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
Effective as of August 28, 2026, the 80% investment policy of each of PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund will be replaced with the following:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in corporate debt obligations of varying maturities and/or income-producing investments, which may include those of non-corporate issuers.
There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	JUNE 30, 2026	139

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of June 30, 2026, the related statements of operations and cash flows for the year ended June 30, 2026, the statements of changes in net assets for each of the two years in the period ended June 30, 2026, including the related notes, and the financial highlights for each of the years or periods ended June 30, 2026, 2025, 2024, 2023, 2022 and July 31, 2021 as indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2026 and each of the financial highlights for each of the years or periods ended June 30, 2026, 2025, 2024, 2023, 2022 and July 31, 2021 as indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 28, 2026
We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

140	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

BYR	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CEW	Canadian Imperial Bank of Commerce World Markets	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	HKD	Hong Kong Dollar	NGN	Nigerian Naira

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

COP	Colombian Peso	JPY	Japanese Yen	TRY	Turkish New Lira

DOP	Dominican Peso	KWD	Kuwaiti Dinar	USD (or $)	United States Dollar

EGP	Egyptian Pound	KZT	Kazakhstani Tenge	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR006M	6 Month EUR Swap Rate	JY0003M	3 Month JPY-LIBOR

BISTREFI	Turkish Lira Overnight Reference Rate	EUR012M	12 Month EUR Swap Rate	MSMMUSTF	MSILF Money Market US Treasury Fund Index

BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	SOFR	Secured Overnight Financing Rate

BP0003M	3 Month GBP-LIBOR	GSMMUSTF	Goldman Sachs Money Market US Treasury Fund Index	SOFRINDX	Secured Overnight Financing Rate Index

BRMMUSDF	BlackRock Money Market US Treasury Fund Index	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	SONIO	Sterling Overnight Interbank Average Rate

CDOR06	6 month CDN Swap Rate	HSMMUSTF	HSBC UST Money Market Yield	TSFR1M	Term SOFR 1-Month

CDX.HY	Credit Derivatives Index - High Yield	IBR	Indicador Bancario de Referencia	TSFR3M	Term SOFR 3-Month

EUR003M	3 Month EUR Swap Rate	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR6M	Term SOFR 6-Month

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.

Other Abbreviations:

ABS	Asset-Backed Security	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BRL-CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ANNUAL REPORT	|	JUNE 30, 2026	141

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2026 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0917	$0.0000	$0.0271	$0.1188

February 2026	$0.0944	$0.0000	$0.0244	$0.1188

March 2026	$0.1147	$0.0000	$0.0041	$0.1188

April 2026	$0.1053	$0.0000	$0.0135	$0.1188

May 2026	$0.1099	$0.0000	$0.0089	$0.1188

June 2026	$0.0973	$0.0000	$0.0215	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0953	$0.0000	$0.0172	$0.1125

February 2026	$0.0903	$0.0000	$0.0222	$0.1125

March 2026	$0.1125	$0.0000	$0.0000	$0.1125

April 2026	$0.1119	$0.0000	$0.0006	$0.1125

May 2026	$0.1098	$0.0000	$0.0027	$0.1125

June 2026	$0.0999	$0.0000	$0.0126	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0379	$0.0000	$0.0101	$0.0480

February 2026	$0.0360	$0.0000	$0.0120	$0.0480

March 2026	$0.0472	$0.0000	$0.0008	$0.0480

April 2026	$0.0477	$0.0000	$0.0003	$0.0480

May 2026	$0.0450	$0.0000	$0.0030	$0.0480

June 2026	$0.0406	$0.0000	$0.0074	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0562	$0.0000	$0.0252	$0.0814

February 2026	$0.0488	$0.0000	$0.0326	$0.0814

March 2026	$0.0634	$0.0000	$0.0180	$0.0814

April 2026	$0.0605	$0.0000	$0.0209	$0.0814

May 2026	$0.0611	$0.0000	$0.0203	$0.0814

June 2026	$0.0530	$0.0000	$0.0284	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0604	$0.0000	$0.0114	$0.0718

February 2026	$0.0554	$0.0000	$0.0164	$0.0718

March 2026	$0.0718	$0.0000	$0.0000	$0.0718

April 2026	$0.0690	$0.0000	$0.0028	$0.0718

May 2026	$0.0692	$0.0000	$0.0026	$0.0718

June 2026	$0.0636	$0.0000	$0.0082	$0.0718

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a Fund’s net income, yield, earnings or investment performance.

142	PIMCO CLOSED-END FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.
Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2026 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.
Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2026 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2026.
Qualified Interest Income and Qualified Short-Term Capital Gain (for
non-U.S.
resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2026 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2026 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.
Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury
Section 1.163(j)-1(b).
Section 199A Dividends. The Funds intend to pass through the maximum amount allowable as Section 199A Dividends defined in Proposed Treasury
Section 199A-3(d).

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s) †	Qualified Short-Term Capital Gains (000s) †

PIMCO Corporate & Income Opportunity Fund	1.00%	2.24%	$90,765	$0

PIMCO Corporate & Income Strategy Fund	1.00%	2.50%	35,056	0

PIMCO High Income Fund	1.06%	4.75%	29,518	0

PIMCO Income Strategy Fund	1.00%	4.00%	5,894	0

PIMCO Income Strategy Fund II	1.06%	3.67%	28,341	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2027, you will be advised on IRS Form
1099-DIV
as to the federal tax status of the dividends and distributions received by you in calendar year 2026.

ANNUAL REPORT	|	JUNE 30, 2026	143

Shareholder Meeting Results

Shareholder Meeting Results
PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 24, 2026. Common Shareholders voted as indicated below:
PIMCO Corporate & Income Opportunity Fund — PTY
The Common Shareholders of PTY, voting as a single class, voted as indicated below with respect to the election of Mark Michel and Sonya Morris and the re-election of
Sarah E. Cogan and David Flattum as Trustees of PTY.

	Affirmative	Withheld Authority

Election of Mark Michel — Class II to serve until the annual meeting held during the 2028-2029 fiscal year.	135,704,087	5,883,024

Election of Sonya Morris — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	131,489,376	10,097,736

Re-election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2028-2029 fiscal year.	131,534,844	10,052,266

Re-election of David Flattum † — Class II to serve until the annual meeting held during the 2028-2029 fiscal year.	132,849,324	8,737,787

†	Interested Trustee
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill and Kathleen A. McCartney and Mr. Alan Rappaport, continue to serve as Trustees of the Fund.
PIMCO Corporate & Income Strategy Fund — PCN
The Common Shareholders of PCN, voting as a single class, voted as indicated below with respect to the election of Mark Michel and Sonya Morris and the re-election of
David Flattum and Alan Rappaport as Trustees of PCN.

	Affirmative	Withheld Authority

Election of Mark Michel — Class III to serve until the annual meeting held during the 2028-2029 fiscal year	48,537,592	2,546,092

Election of Sonya Morris — Class I to serve until the annual meeting held during the 2026-2027 fiscal year	48,378,861	2,704,822

Re-election of David Flattum † — Class III to serve until the annual meeting held during the 2028-2029 fiscal year	48,057,043	3,026,644

Re-election of Alan Rappaport — Class III to serve until the annual meeting held during the 2028-2029 fiscal year	47,108,310	3,975,372

†	Interested Trustee
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill, Sarah E. Cogan and Kathleen A. McCartney, continue to serve as Trustees of the Fund.
Annual Shareholder Meeting Results
PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 26, 2026. Shareholders voted as indicated below:
PIMCO High Income Fund — PHK
The Common Shareholders of PHK, voting as a single class, voted as indicated below with respect to the election of Mark Michel and Sonya Morris and the re-election
of David Flattum as Trustees of PHK.

	Affirmative	Withheld Authority

Election of Mark Michel — Class II to serve until the annual meeting held during the 2028-2029 fiscal year	115,271,837	7,182,614

Election of Sonya Morris — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	115,144,929	7,309,522

Re-election of David Flattum † — Class II to serve until the annual meeting held during the 2028-2029 fiscal year	114,217,812	8,236,639

†	Interested Trustee
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill, Sarah E. Cogan and Kathleen A. McCartney and Mr. Alan Rappaport, continue to serve as Trustees of the Fund.

144	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Income Strategy Fund — PFL
The Common Shareholders of PFL, voting as a single class, voted as indicated below with respect to the election of Mark Michel and Sonya Morris and the re-election
of Kathleen A. McCartney as Trustees of PFL.

	Affirmative	Withheld Authority

Election of Mark Michel — Class I to serve until the annual meeting held during the 2028-2029 fiscal year	29,303,062	1,380,931

Election of Sonya Morris — Class III to serve until the annual meeting held during the 2027-2028 fiscal year	29,299,509	1,384,484

Re-election of Kathleen A. McCartney — Class I to serve until the annual meeting held during the 2028-2029 fiscal year	29,061,049	1,622,945
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill and Sarah E. Cogan and Messrs. David Flattum and Alan Rappaport, continue to serve as Trustees of the Fund.
PIMCO Income Strategy Fund II — PFN
The Common Shareholders of PFN, voting as a single class, voted as indicated below with respect to the election of Mark Michel and Sonya Morris and the re-election
of Libby D. Cantrill as Trustees of PFN.

	Affirmative	Withheld Authority

Election of Mark Michel — Class III to serve until the annual meeting held during the 2028-2029 fiscal year	62,875,714	3,070,571

Election of Sonya Morris — Class II to serve until the annual meeting held during the 2027-2028 fiscal year	61,798,784	4,147,498

Re-election of Libby D. Cantrill † — Class III to serve until the annual meeting held during the 2028-2029 fiscal year	62,241,644	3,704,638

†	Interested Trustee
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and Kathleen A. McCartney and Messrs. David Flattum and Alan Rappaport, continue to serve as Trustees of the Fund.

ANNUAL REPORT	|	JUNE 30, 2026	145

Changes to Board of Trustees	(Unaudited)

Effective September 18, 2025, the Board of Trustees appointed Mr. Mark Michel as a Class III Trustee of PIMCO Corporate & Income Strategy Fund and PIMCO Income Strategy Fund II, a Class II Trustee of PIMCO Corporate & Income Opportunity Fund and PIMCO High Income Fund, and a Class I Trustee of PIMCO Income Strategy Fund.
Effective September 18, 2025, the Board of Trustees appointed Ms. Sonya Morris as a Class III Trustee of PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund and PIMCO Income Strategy Fund, a Class II Trustee of PIMCO Income Strategy Fund II, and a Class I Trustee of PIMCO Corporate & Income Strategy Fund.
Effective December 31, 2025, Ms. E. Grace Vandecruze retired from her position as Trustee of the Funds.
Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis.
Effective March 6, 2026, Ms. Deborah A. DeCotis retired from her position as Trustee of the Funds.
Effective May 8, 2026, Ms. Cogan, who was previously a Class II Trustee of PIMCO High Income Fund and a Class I Trustee of PIMCO Income Strategy Fund, became a Class III Trustee of PIMCO High Income Fund and a Class II Trustee of PIMCO Income Strategy Fund.
Effective May 8, 2026, Ms. McCartney, who was previously a Class III Trustee of PIMCO Income Strategy Fund II, became a Class I Trustee of PIMCO Income Strategy Fund II.

146	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan	(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. Equiniti Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.
Automatic enrollment/voluntary participation
 Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.
How shares are purchased under the Plan
 For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.
The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.
Fees and expenses
 No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.
Shares held through nominees
 In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives.

ANNUAL REPORT	|	JUNE 30, 2026	147

Dividend Reinvestment Plan	(Cont.)	(Unaudited)

Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
Tax consequences
 Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

148	PIMCO CLOSED-END FUNDS

Additional Information Regarding the Funds	(Unaudited)

MATERIAL CHANGES OCCURRING SINCE THE PRIOR ANNUAL REPORT
The following information in this annual report is a summary of certain changes during the period since the date of the Funds’ last annual report to shareholders. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1.	Effective as of August 28, 2026, the 80% investment policies of each of PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund is replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in corporate debt obligations of varying maturities and/or income-producing investments, which may include those of non-corporate
issuers.

2.	Effective as of June 24, 2026, each Fund is permitted to, as a principal investment strategy, invest in and/or originate loans.

3.
Effective as of July 24, 2026, each of PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund is permitted to invest without limitation in defaulted bonds, subject to the Fund’s other investment policies.

4.	Effective as of July 24, 2026, PIMCO High Income Fund is permitted to invest without limitation in bank loans.
Unresolved Staff Comments
None. (The Funds do not believe that there are any material unresolved written comments received 180 days or more before June 30, 2026 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the 1940 Act, or their registration statements.)
Portfolio Transactions
The aggregate amounts of brokerage commissions paid by the Funds during the fiscal year ended June 30, 2026 were as follows:

Fund Name	Total Commissions Paid	Commissions Paid to Affiliated Brokers

PIMCO Corporate & Income Opportunity Fund	$3,484	$0

PIMCO Corporate & Income Strategy Fund	1,572	0

PIMCO High Income Fund	1,356	0

PIMCO Income Strategy Fund	643	0

PIMCO Income Strategy Fund II	1,123	0

ANNUAL REPORT	|	JUNE 30, 2026	149

The Funds’ Investment Objectives and Strategies

Unless otherwise noted, the information in this section is as of June 30, 2026.
The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of a Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.
PIMCO Corporate & Income Opportunity Fund (“PTY”)
Investment Objective and Policies
The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and/or defaulted issuers. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets.
PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) or that are unrated. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment

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restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries and sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. The foregoing is a description of interest rate duration management only. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
Portfolio Contents
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in corporate debt obligations of varying maturities and/or income-producing investments, which may include those of non-corporate
issuers (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers will be counted toward satisfaction of this 80% Policy. Income-producing investments may include income-producing Fixed Income Instrument investments (as defined below), dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment.
“Fixed Income Instrument,” investments, as used generally herein, includes:

∎	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

∎	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

∎	mortgage-backed and other asset-backed securities;

∎	inflation-indexed bonds issued both by governments and corporations;

∎	structured notes, including hybrid or “indexed” securities and event-linked bonds;

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∎	bank capital and trust preferred securities;

∎	loans, including participations in and assignments thereof;

∎	delayed draw and delayed funding loans and revolving credit facilities;

∎	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

∎	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

∎	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

∎	obligations of non-U.S. governments or their subdivisions, agencies and government- sponsored enterprises; and

∎	obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund, to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments. Derivative instruments used by the Fund are expected to be counted towards the Fund’s 80% Policy to the extent they provide investment exposure to investments within that 80% Policy or to one or more of the market risk factors associated with investments included in that 80% Policy.
Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.
The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind
securities (including partial
payment-in-kind
loans and bonds),
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities (e.g., securities representing interests in “pools” of mortgage loans secured by residential or commercial real property), collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities (“SMBSs”) (e.g., a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limit, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked trust certificates; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limit as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed issuers, distressed and/or defaulted issuers in debtor-in-possession
financings. For tax or other structuring reasons, the Fund may purchase a loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities.
The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized

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bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”)), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third-party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt that is issued by emerging market issuers that is denominated in the relevant country’s local currency with less than 1 year remaining to maturity. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may invest in and/or originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) and/or PIMCO to be below investment grade. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities
and individuals. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to continue to qualify as a regulated investment company (“RIC”). When acquiring and/or originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund may be subprime in quality, or may become subprime in quality.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limit, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are

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The Funds’ Investment Objectives and Strategies	(Cont.)

registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The holders of the Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Frequent and active trading of the Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns.
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of preferred shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling

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credit default swaps. The Fund may also determine to issue other types of preferred shares.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Corporate & Income Strategy Fund (“PCN”)
Investment Objectives and Policies
The Fund’s primary investment objective is to seek high current income. Capital preservation and appreciation are secondary objectives.
The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and/or defaulted issuers. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals. PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit

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quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) or that are unrated. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and/or defaulted issuers, which include securities in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality, and in debtor-in-possession
financing. Debt instruments of below investment grade quality, and in debtor-in-possession
financings, are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps (which includes buying and/or selling credit default swaps), which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. The foregoing is a description of interest rate duration management only. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
Portfolio Contents
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in corporate debt obligations of varying maturities and/or income-producing investments, which may include those of non-corporate
issuers (the “80% Policy”). Income-producing investments may include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment.
“Fixed Income Instrument,” investments, as used generally herein, includes:

∎	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

∎	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

∎	mortgage-backed and other asset-backed securities;

∎	inflation-indexed bonds issued both by governments and corporations;

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∎	structured notes, including hybrid or “indexed” securities and event-linked bonds;

∎	bank capital and trust preferred securities;

∎	loans, including participations in and assignments thereof;

∎	delayed draw and delayed funding loans and revolving credit facilities;

∎	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

∎	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

∎	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

∎	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

∎	obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund, to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments. Derivative instruments used by the Fund are expected to be counted towards the Fund’s 80% Policy to the extent they provide investment exposure to investments within that 80% Policy or to one or more of the market risk factors associated with investments included in that 80% Policy.
Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind
securities (including partial
payment-in-kind
loans and bonds),
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities (e.g., securities representing interests in “pools” of mortgage loans secured by residential or commercial real property), collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities (“SMBSs”) (e.g., a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limit, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked trust certificates; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limit as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities (“CoCos”). The Fund may invest in debt securities of stressed, distressed and/or defaulted issuers in debtor-in-possession
financings. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may

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The Funds’ Investment Objectives and Strategies	(Cont.)

invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt that is issued by emerging market issuers that is denominated in the relevant country’s local currency with less than 1 year remaining to maturity. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.
Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may invest in and/or originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more NRSROs and/or PIMCO to be below investment grade. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities
and individuals. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to continue to qualify as a regulated investment company (“RIC”). When acquiring and/or originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund may be subprime in quality or may become subprime in quality.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limit, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are

158	PIMCO CLOSED-END FUNDS

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registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The holders of the Common Shares (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. Frequent and active trading of the Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns.
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of preferred shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, selling credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short

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The Funds’ Investment Objectives and Strategies	(Cont.)

sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO High Income Fund (“PHK”)
Investment Objectives and Policies
The Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective. The Fund’s investment objectives are considered non-fundamental
and may be changed by the Board without shareholder approval.
The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, which may include corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Aiming to identify securities that provide high current income and/or capital appreciation, the Fund focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors as well as other risk management techniques designed to manage default risk. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and/or defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC
(“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed

160	PIMCO CLOSED-END FUNDS

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securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest any portion of its assets (or none) in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued and/or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and/or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality to securities so rated. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps (which includes buying and/or selling credit default swaps), which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries and/or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. The foregoing is a description of interest rate duration management only. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
Portfolio Contents
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in, among other things, a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers, such as U.S. Government Securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. Corporate-income producing securities may include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities,

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The Funds’ Investment Objectives and Strategies	(Cont.)

such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind
securities (including partial
payment-in-kind
loans and bonds),
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities. The Fund may invest in mortgage-related securities, including mortgage pass-through securities (e.g., securities representing interests in “pools” of mortgage loans secured by residential or commercial real property), collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities (e.g., a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limit, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; loans (including, among others, and without limit as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and/or defaulted issuers in debtor-in-possession
financings. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt that is issued by emerging market issuers that is denominated in the relevant country’s local currency with less than 1 year remaining to maturity. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity,

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(Unaudited)

provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may invest in and/or originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more NRSROs and/or PIMCO to be below investment grade. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities
and individuals. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to continue to qualify as a regulated investment company (“RIC”). When acquiring and/or originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund may be subprime in quality, or may become subprime in quality.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limit, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The holders of the Common Shares (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.
The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. Frequent and active trading of the Fund’s portfolio holdings may cause adverse tax

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The Funds’ Investment Objectives and Strategies	(Cont.)

consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns.
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its net assets in investments of non-corporate
issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through reverse repurchase agreements, and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Income Strategy Fund (“PFL”)
Investment Objectives and Policies
The Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the

164	PIMCO CLOSED-END FUNDS

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flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment
grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or that are unrated but judged by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related
and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and/or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality to securities so rated. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps (which includes buying and/or selling credit default swaps), which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund

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The Funds’ Investment Objectives and Strategies	(Cont.)

has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. The foregoing is a description of interest rate duration management only. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
Portfolio Contents
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include insurance-linked instruments, catastrophe bonds and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities (e.g., securities representing interests in “pools” of mortgage loans secured by residential or commercial real property), collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities (e.g., a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized bond obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations, preferred securities, commercial paper, zero-coupon
and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; credit-linked trust certificates, structured credit products; loans (including, among others, and without limit as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and/or defaulted issuers in debtor-in-possession
financings. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest).

166	PIMCO CLOSED-END FUNDS

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Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt that is issued by emerging market issuers that is denominated in the relevant country’s local currency with less than 1 year remaining to maturity. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities
(including partial
payment-in-kind
loans and
bonds), step-ups, zero-coupon bonds,
bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities. The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.
The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.
The Fund may invest in and/or originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more NRSROs and/or PIMCO to be below investment grade. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities
and individuals. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any

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The Funds’ Investment Objectives and Strategies	(Cont.)

applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to continue to qualify as a regulated investment company (“RIC”). When acquiring and/or originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund may be subprime in quality, or may become subprime in quality.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limit, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The holders of the Common Shares (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small, medium and large capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Frequent and active trading of the Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns.
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank

168	PIMCO CLOSED-END FUNDS

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loans or commercial paper, and/or other credit facilities. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money in order to repurchase its shares or for temporary purposes to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Income Strategy Fund II (“PFN”)
Investment Objectives and Policies
The Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment
grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to

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The Funds’ Investment Objectives and Strategies	(Cont.)

identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or that are unrated but judged by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and/or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality to securities so rated. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps (which includes buying and/or selling credit default swaps), which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. The foregoing is a description of interest rate duration management only. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
Portfolio Contents
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include insurance-linked instruments,

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catastrophe bonds and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities (e.g., securities representing interests in “pools” of mortgage loans secured by residential or commercial real property), collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities (e.g., a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized bond obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations, preferred securities, commercial paper, zero-coupon
and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; credit-linked trust certificates, structured credit products; loans (including, among others, and without limit as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and/or defaulted issuers in debtor-in-possession
financings.. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest).
Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries except the Fund may invest without limit in investment grade sovereign debt that is issued by emerging market issuers that is denominated in the relevant country’s local currency

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The Funds’ Investment Objectives and Strategies	(Cont.)

with less than 1 year remaining to maturity. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind
securities (including partial
payment-in-kind
loans and bonds),
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities. The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.
The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.
The Fund may invest in and/or originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more NRSROs and/or PIMCO to be below investment grade. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities
and individuals. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to continue to qualify as a regulated investment company (“RIC”). When acquiring and/or originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund may be subprime in quality, or may become subprime in quality.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limit, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that

172	PIMCO CLOSED-END FUNDS

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investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The holders of the Common Shares (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small. medium and large capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Frequent and active trading of the Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns.
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such
relief
.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper, and/or other credit facilities. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money in order to repurchase its shares or for temporary purposes to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, as applicable, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.
Anti-Takeover Provisions
The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end
status. These provisions in the Organizational Documents could have the effect of depriving the holders of common shares of beneficial interest (“Common Shares” and the holders thereof “Common Shareholders”) of the Fund of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Asset Allocation Risk
The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions, which could result in the Fund being underweight or overweight in sectors, asset classes, or geographies that perform differently than expected. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. The Fund could experience losses as a result of these allocation decisions.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality) and changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Certain Affiliations
Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager, or another Allianz entity. Allianz Asset Management of America LP merged with Allianz Asset Management of America LLC (“Allianz Asset Management”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
The 1940 Act imposes significant limits on
co-investment
with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent a fund relies on such relief, permits it to (among other things)
co-invest
alongside certain other persons in privately negotiated investments, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes a number of conditions on any
co-investments
made in reliance on such relief that may limit or restrict a fund’s ability to participate in an investment or require it to participate in an investment to a lesser extent, which could negatively impact a fund’s ability to execute its desired investment strategy and its returns. Subject to applicable law, the Fund may also invest alongside other PIMCO managed funds and accounts, including private funds and affiliates of the Investment Manager, without relying on the exemptive relief. Pursuant to co-investment
exemptive relief, to the extent a fund relies on such relief, the fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which a fund has made an investment.
Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
CBOs, CLOs and CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO, CBO and CDO trust typically has higher credit ratings and lower yields

174	PIMCO CLOSED-END FUNDS

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than the underlying securities. CLO, CBO and CDO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO, CBO or other CDO securities. The risks of an investment in a CLO, CBO or other CDO vary depending on the type of collateral securities and the class/tranche of the instrument in which the Fund invests, among other factors. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs, CBOs and CDOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Confidential Information Access Risk
In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limit, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information about such issuers so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses and the risk of total loss. If such an event occurs, an investor may not have any rights to repayment of the principal amount of the securities. Additionally, an investor may not be able to collect interest payments or dividends on such securities. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up
of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations and CoCos may also be treated as junior to an issuer’s other obligations and securities. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer’s financial condition becomes significantly impaired. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the

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Principal Risks of the Funds	(Cont.)

event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.
“Covenant-Lite” Obligations Risk
Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber its assets, which could reduce the amount of assets that can be used to satisfy debts and result in losses for debtholders. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Credit Default Swaps Risk
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.
The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a

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credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed.
Credit Risk
The Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund, which would be magnified in the event that initial or variation margin is not provided by the counterparty to such transaction (or not provided below a certain threshold amount). Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality.
Credit risk includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s investments. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities. Further, credit spread duration (a measure of credit spread risk) can vary significantly from interest rate duration (e.g., for floating rate debt securities, credit spread duration typically will be higher than interest rate duration). The Fund may add credit spread duration to its portfolio, for example through the use of derivatives (e.g., credit default swaps), even while it has lower interest rate duration. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration.
CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins
— if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in
process must be initiated to effect the settlement; (ii) cash penalties — EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations — EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in
requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. If the Fund enters into in-scope
transactions, the CSDR settlement discipline regime may result in increased operational and compliance costs being borne directly or indirectly by the Fund. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope
transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund.
Currency Risk
Investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign
(non-U.S.)
countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest or inflation rates, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign
(non-U.S.)
governments, central banks or supranational entities such as the International Monetary Fund, the

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imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in or exposure to foreign
(non-U.S.)
currencies and/or foreign
(non-U.S.)
currency-denominated securities may reduce the returns of the Fund. Currency risk may be particularly high to the extent that the Fund invests in foreign
(non-U.S.)
currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign
(non-U.S.)
currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries. Devaluation of a currency by a country’s government or banking authority can significantly impact the value of any investments denominated in that currency. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful.
Currency risk may be particularly high because the Fund may, at times or in general, have substantial exposure to emerging market currencies, and engage in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political, headline, reputational and other risks different from, or greater than, the risks of investing in developed foreign
(non-U.S.)
currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
The Fund may also be adversely impacted by expenses incurred by converting between currencies to purchase and sell securities not valued in the U.S. dollar, as well as by currency restrictions, exchange control regulation, or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies.
Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in or exposure to foreign
(non-U.S.)
currencies and/or foreign
(non-U.S.)
currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.
Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain
EMU-related
investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
There can be no assurance that if the Fund earns income or capital gains in a
non-U.S.
country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
Cyber Security Risk
As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security, including: processing and human errors, inadequate or failed internal or external processes, failures in system and technology, errors in algorithms used with respect to Fund operations and changes in personnel. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create

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leverage against geopolitical rivals. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service
attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until the ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of PIMCO personnel). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers,
administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Fund, the Investment Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Investment Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Debt Securities Risk
Debt securities are generally subject to the risks described below and further herein:
Issuer risk.
 The value of debt securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.
Interest rate risk.
 The market value of debt securities can change in response to interest rate changes and other factors. Interest rate risk is the risk that prices of certain debt securities generally will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may experience loss if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.
Prepayment risk.
 During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower-yielding securities, resulting in a possible decline in the Fund’s income and distributions.
Credit risk.
 Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

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Reinvestment risk.
 Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.
Duration and maturity risk.
 The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.
In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity and value of U.S. Government and other securities and ultimately the Fund.
Derivatives Risk
The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. Derivatives or other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. For example, the Fund may use derivative instruments for purposes of increasing liquidity, providing efficient portfolio management, broadening investment opportunities (including taking short or negative positions), implementing a tax or cash management strategy, gaining exposure to a particular security or segment of the market, modifying the effective duration of the Fund’s portfolio investments and/or enhancing total return. Investments in derivatives may take the form of buying and/or writing (selling) derivatives, and/or the Fund may otherwise become an obligor under a derivatives transaction. These transactions may produce short-term capital gains in the form of premiums or other returns for the Fund (which may support, constitute and/or increase the distributions paid by, or the yield of, the Fund) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a call option may be dwarfed by the losses the Fund may incur if the call option is exercised, and derivative transactions where the Fund is an obligor can produce an up-front
benefit, but the potential for leveraged losses. The distributions, or distribution rates, paid by the Fund should not be viewed as the total returns or overall performance of the Fund. These strategies may also produce adverse tax consequences (for example, the Fund’s income and gain-generating strategies may generate current income and gains, including short-term capital gains, taxable as ordinary income) and limit the Fund’s opportunity to profit or otherwise benefit from certain gains. The Fund may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.
The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains, including short-term capital gains, taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.
The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives, which may increase market exposure and are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable regulatory requirements, governmental risk, sanctions risk, risks arising from margin requirements and risks arising from mispricing or valuation complexity (including the risk of improper valuation), as well as the risks associated with the underlying asset, reference rate or index. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. In addition, the use of derivatives may cause the Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund may utilize asset segregation and posting of collateral for risk management or other purposes. The Fund may be

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required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
Non-centrally-cleared
over-the
counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared
OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.
Derivatives that are cleared by a central clearing organization can still be subject to different risks, including the creditworthiness of the central clearing organization and its members.
In addition, derivatives that are traded on an exchange are subject to the risk that an exchange may limit the maximum daily price fluctuation of a derivative contract and restrict or suspend trading of a contract that has reached a limit. Such limit governs only price movements of a contract during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. A daily limit may be reached for several consecutive days with little or no trading.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or credit-worthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments or other similar investments, it is important to consider that certain derivative transactions, absent a default or termination event, may only be modified or terminated by mutual consent of the Fund and its counterparty.
Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended and may expose the Fund to additional risks. In such case, the Fund may experience losses.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.
The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates), potentially subjecting shareholders of the Fund to adverse tax consequences. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
More generally, sales of the Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.

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Principal Risks of the Funds	(Cont.)

Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. In addition, derivatives used for hedging may partially protect the Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks. The regulation of the derivatives markets has increased over time, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in high-yield bonds. Such investments may be in default at the time of investment. In addition, these securities may fluctuate more in price and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Distribution Rate Risk
The Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. The Fund’s distributions may be comprised of a return of capital. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. Additionally, the distribution rate is not indicative of the Fund’s performance and may not correlate with the actual returns generated by the Fund’s investments.
For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from proceeds from matured, traded or called debt obligations or other sources) in new, lower-yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Emerging Markets Risk
Foreign
(non-U.S.)
investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.
Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

182	PIMCO CLOSED-END FUNDS

(Unaudited)

There is a heightened possibility of imposition of withholding or other taxes on interest or dividend income or capital gains generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.
There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.
Emerging market countries typically have less established regulatory, disclosure, legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions, or obtain information needed to pursue or enforce such judgments, against such issuers. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. The Fund may also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.
Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including sanctions and restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Countries with emerging securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the Fund. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Equity Securities and Related Market Risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment

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generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Focused Investment Risk
To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Foreign
(Non-U.S.)
Investment Risk
Foreign
(non-U.S.)
securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign
(non-U.S.)
securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, legal, corporate governance, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign
(non-U.S.)
market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Investments in foreign
(non-U.S.)
markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign
(non-U.S.)
investing in their capital markets or in certain sectors or industries. In addition, a foreign
(non-U.S.)
government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign
(non-U.S.)
investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.
Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign
(non-U.S.)
country and may render holdings in that foreign
(non-U.S.)
country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign
(non-U.S.)
securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting securities transactions, restricting dealings with entities that are critical to the infrastructure of securities and related transactions in specific jurisdictions, restricting transactions in specified sectors of certain countries, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of affected securities downgrades in the credit ratings of affected or related securities, currency devaluation or volatility, and increased market volatility and disruption in the securities or sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities, , receiving interest or principal payments due on the securities, significantly delay or prevent securities transactions, and adversely impact a Fund’s liquidity and performance and/or prevent the liquidation of a portfolio holding

184	PIMCO CLOSED-END FUNDS

(Unaudited)

sanctioned securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign
(non-U.S.)
currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign
(non-U.S.)
investments. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. Foreign
(non-U.S.)
securities may also be less liquid (particularly during market closures due to local market holidays or other reasons) and more difficult to value than securities of U.S. issuers.
Investments in Russia
. The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls, and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g., Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, defense, architecture, engineering, construction, manufacturing and transportation, among others — and Russia’s countermeasures may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by the Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund no longer seeks to hold. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which the Fund is invested.
Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers.
The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. Moreover, changes in Russian laws and regulations could

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Principal Risks of the Funds	(Cont.)

require the transfer of securities from the NSD to registrars or other parties outside of standard custodial arrangements. In such cases, the risk is increased that the Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients.
Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.
Foreign Loan Originations Risk
The Fund may originate loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to United States entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the United States; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the United States, resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.
The Fund’s exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s exposure to loans to foreign entities and individuals. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.
High Yield Securities Risk
To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of market risk, credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies, or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. These securities are considered predominantly speculative by rating agencies with respect to an issuer’s continuing ability to make principal and interest payments, and their value may be more volatile than other types of securities and may result in substantial or total loss of income and principal. An economic downturn or individual issuer developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. An economic downturn could also lead to a higher non-payment
rate, and a high yield security may lose significant market value before a default occurs. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
High yield securities structured as
zero-coupon
bonds or
pay-in-kind
securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may

186	PIMCO CLOSED-END FUNDS

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pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities.
A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
In general, lower-rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. = High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies and losses could increase, and such increases could be sudden and significant. An economic downturn or individual issuer developments could adversely affect the market for these investments and reduce a Fund’s ability to sell these investments at an advantageous time or price. These types of developments could cause high yield securities to lose significant market value, including before a default occurs only at prices lower than if such securities were widely traded.
In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.
Inflation-Indexed Security Risk
Inflation-indexed debt securities are subject to the effects of actual or anticipated changes in market interest rates caused by factors other than inflation (e.g., real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)), which is calculated and published by a third-party, will accurately measure the real rate of inflation in the prices of goods and services. Increases in

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Principal Risks of the Funds	(Cont.)

the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.
Insurance-Linked and Other Instruments Risk
The Fund may invest in insurance-linked instruments and similar investments (which may include, for example, exposure to reinsurance contracts (through sidecars or otherwise), event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). The Fund could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment.
Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The Fund may also invest in insurance-linked instruments that are subject to “indemnity triggers.” An indemnity trigger is a mechanism where the payout to the investor is based on the actual losses incurred by the insurer and come into play when losses from a specified event exceed a designated level. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund may also gain exposure to reinsurance contracts (through insurance-linked securities, sidecars or otherwise). This exposure may include “excess of loss” contracts, wherein liability arises only if and when losses exceed a specified amount, and proportional reinsurance, wherein a pro rata portion of the premiums and liabilities of the cedant associated with a specified business or a portfolio if insurance contracts are linked to the investment. Investments linked to reinsurance transactions may involve significant insurance brokerage fees, fronting fees and other transaction costs.
A series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund may result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund. In addition, the litigation environment in catastrophe-exposed states or regions could impact the frequency and severity of insurance claims, and litigation costs could decrease the value of the Fund’s investment in products linked to reinsurance contracts. In recent years, capital market participants have been increasingly active in the reinsurance market and markets for related risks. Increased competition could result in fewer submissions, lower premium rates and less favorable policy terms and conditions.
Certain insurance-linked instruments and similar investments may have limited liquidity or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.
The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the

188	PIMCO CLOSED-END FUNDS

(Unaudited)

investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.
During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by the Fund involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease Interest rate changes can be sudden and unpredictable, and the Fund may experience losses as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Further, fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed
income securities may also decline due to fluctuations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including, but not limited to, central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low-yielding
investments. Risks associated with changes in interest rates are heightened under certain market conditions, such as during times when the U.S. Federal Reserve (the “Federal Reserve”) adjusts its monetary policy, whether by raising or lowering interest rates or when such rates remain at elevated or historically low levels for a prolonged period. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the

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Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund, which would be magnified in the event that initial or variation margin is not provided by the counterparty to such transaction (or not provided below a certain threshold amount).
Convexity is an additional measure used to understand a security’s or the Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration and vice versa, meaning increased sensitivity in prices in response to changes in interest rates.
Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.
Leverage Risk
The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders (including an increased risk of loss). To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. There can be no assurance these circumstances will occur. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. When the Fund reduces or discontinues its use of leverage (“deleveraging”), it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s NAV. Deleveraging involves complex operational processes, including the coordination of asset sales, repayment of debt, and potential restructuring of the Fund’s capital and may involve significant costs, including transaction costs associated with the sale of portfolio securities, prepayment penalties on borrowed funds, and, if applicable, fees related to the redemption of preferred shares. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to various risks and interest rate environments. The Fund may continue to use leverage even if available financing rates are higher than anticipated returns, including, for example, in cases where deleveraging, including any expenses related thereto, might be viewed as detrimental to the Fund’s portfolio. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎
the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

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∎
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have complete priority of payment over the Fund’s Common Shareholders.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll/buyback transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls/buybacks may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls/buybacks can be successfully employed. In connection with reverse repurchase agreements and dollar rolls/buybacks, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.
Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.
Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. To the extent that any wholly-owned subsidiary (each a “Subsidiary”) of the Fund directly incurs leverage in the form of debt or preferred shares, the amount of such leverage used by the Fund and such Subsidiaries will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale , capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it. Bond markets have consistently grown over time while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace with the growth of bond markets and may remain constrained. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” remain limited relative to the size of the market. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets, especially during periods of economic uncertainty or market stress.

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Principal Risks of the Funds	(Cont.)

In such cases, the Fund, the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign
(non-U.S.)
securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.
Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
The actions of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply.
Loan Origination Risk
The Fund may originate loans, including, without limit, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limit as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Loans may carry significant credit risks (for example, a borrower may not have a credit rating or score or may have a rating or score that indicates significant credit risk). This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.
Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the Fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans

192	PIMCO CLOSED-END FUNDS

(Unaudited)

and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment
of scheduled interest or principal if the Fund is able to access and monetize the collateral. However, the collateral underlying a loan, if any, may be unavailable or insufficient to satisfy a borrower’s obligation. If the Fund becomes owner, whole or in part, of any collateral after a loan is foreclosed, the Fund may incur costs associated with owning and/or monetizing its ownership of the collateral.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn could also lead to a higher nonpayment rate and, a loan may lose significant market value before a default occurs.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral.
Moreover, the purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans.
In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit
from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower. A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled or extended the time for payment. A court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law. Various laws enacted for the protection of borrowers may apply to loans, and a bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect principal and interest payments on such loans. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.
The Fund may have difficulty disposing of loans and loan participations. Because there may not be a liquid market for many such investments, the Fund anticipates that such investments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.
Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans may include acquisitions of, or participation in, delayed draw and delayed funding loans and revolving credit facilities. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw and delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or

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Principal Risks of the Funds	(Cont.)

may have to resell them at less than fair market value. Further, the Fund may need to hold liquid assets in order to provide funding for these types of commitments, meaning the Fund may not be able to invest in other attractive investments, or the Fund may need to liquidate existing assets in order to provide such funding. More generally, sales of the Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.
The Fund may invest in loans used to finance the cost of construction, acquisition, development, and/ or rehabilitation of a property including, but not limited to, development of single-family for-sale
homes, multi-family rentals and/or commercial facilities. Such construction lending may expose the Fund to increased risk of non-payment
and loss because the loan is not backed by a finished project. Such risk may depend on the nature of the construction and the relevant counterparty or counterparties, which may include, but not be limited to, homebuilders, private developers and/or entities with limited capital. Repayment of these types of loans may depend on the borrower’s ability to secure permanent
“take-out”
financing, which requires the successful completion of the project, or operation of the property with an income stream sufficient to meet operating and loan expenses. In addition, these types of loans are subject to the risk of errors in estimations of the property’s value at completion of construction and the estimated cost of construction, as well as the risk that the projects may not be completed and have limited liquidity.
To the extent the Fund invests in loans, including, but not limited to, bank loans, non-syndicated
loans, the residual or equity tranches of mortgage-related and other asset-backed securities, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities, and other investments, or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated
(so-called
“broken deal costs”).
Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of such risks involved in investing in loans, an investment in the Fund should be considered speculative.
The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.
There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities

194	PIMCO CLOSED-END FUNDS

(Unaudited)

laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO will apply investment techniques and risk analysis and may, in some cases, use proprietary models that are developed and maintained by PIMCO in making investment decisions for the Fund, or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO will expose all material risks associated with an investment. Additionally, PIMCO, may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments
, or may determine that certain factors are more significant than others. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or perceived conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory or tax developments may adversely affect management of the Fund.
The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or perceived conflicts of interest may affect the investment techniques available to PIMCO in connection with managing the Fund , may cause PIMCO to restrict or prohibit participation in certain investments and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.
In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.
Market Discount Risk
The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end
management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the offering price for Common Shares issued pursuant to an offering. This risk may be greater for investors who sell their Common Shares relatively shortly after completion of an offering. The sale of Common Shares by a Fund (or the perception that such sales may occur), particularly if sold at a discount to the then-current market price of the Common Shares, may have an adverse effect on the market price of the Common Shares.
Market Disruptions Risk
The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, , tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures, natural/environmental disasters, climate change and climate related events, responses to government actions or interventions (the threat or imposition of tariffs,

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Principal Risks of the Funds	(Cont.)

trade restrictions, currency restrictions, or similar actions) which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Market Risk
The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to a variety of factors affecting (or perceiving to affect) securities markets generally or particular industries , sectors or companies represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, levels of public debt and deficits, changes in inflation, interest or currency rates, financial system instability, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, actual or threatened war or military conflict, terrorism, social or political unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political and regulatory changes, diplomatic developments or the imposition of sanctions and other similar measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters or events, climate-change and climate related events can all negatively impact the securities markets, which could cause the Fund to lose value. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy.
As computing technology and data analytics continually advance, there has been an increasing trend towards machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in trading decisions. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that are intended to affect the use of artificial technology in trading activities. Any such regulations may not have the intended effect on financial markets. Moreover, advancements in artificial intelligence and other technologies may suffer from the introduction of errors, defects or security vulnerabilities which can go undetected. Issues in the construction and implementation of AI systems and models (including software issues, issues related to the use of artificial intelligence and machine learning (AI), and other technological issues) may adversely impact the Fund. AI systems may contain design flaws or faulty assumptions, rely on incomplete or inaccurate data inputs, and may be difficult to interpret or audit.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions, trade wars, and other similar developments, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns, U.S. foreign policy, the imposition of tariffs, or other U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary

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programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that a Fund has focused its investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
When inflationary price movements occur, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. Interest rate increases in the future could cause the value of the Fund, that invests in fixed income securities to decrease
, which could force
the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders. Higher interest rates generally lower the values of real estate-related assets. When this does not occur as expected, it presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could, by extension, adversely impact the value of other investments (such as loans, securitized debt and other fixed income securities). Such an impact could materialize in one real estate sector and not another, or in a different manner in different real estate sectors. Examples of the risks faced by real estate-related assets include:: tenant vacancy rates, increased tenant turnover and tenant concentration; general real estate headwinds, including delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); decreases in property values; increases in inflation, upkeep costs and other expenses; fluctuations in rents; and increased concentration in ownership of certain types of properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAV, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.
Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or
non-U.S.
mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by
non-U.S.
governments or authorities, such as, without limit, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include
Re-REMICs,
mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of asset-backed securities (“ABS”), including CDOs, CBOs and CLOs and other similarly structured securities.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to experience losses. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

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In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.
Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.
There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. For example, tranches may be categorized as senior, mezzanine, and subordinated/equity or “first loss.” The most senior tranche of a mortgage-backed or asset-backed instrument generally has the greatest collateralization and generally pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches generally take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) generally specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.
The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (e.g., the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the

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Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments. Direct investments in mortgages and other types of collateral are subject to risks similar (and in some cases to a greater degree) to those described above.
Mortgage-Related Derivative Instruments Risk
The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime
mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.
Operational Risk
An investment in the Fund, like any fund, can involve operational and technology risks arising from factors such as processing errors, communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, cybersecurity incidents, the potential use of artificial intelligence and machine learning (AI), changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Operational and technology risks for the issuers could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk
When investing in an investment company, the Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject a Fund to additional risks associated with leverage. Due to its own financial interest or other business considerations, the Investment Manager may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Investment Manager or its related parties in lieu of investments by a Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Participation in a cash sweep program where the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day subjects the Fund to the risks associated with the underlying money market funds or cash management pooled investment vehicles, including liquidity risk. Applicable law may limit a Fund’s ability to invest in other investment companies.
Platform Risk
The Alt Lending ABS in which the Fund may invest are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a

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limited or
non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments it may make in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although PIMCO may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans underlying the Alt Lending ABS owned by the Fund, which the Fund observes directly as payments are received. With respect to Alt Lending ABS that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.
The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.
In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated.
Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.
Platforms are
for-profit
businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts. The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally do not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to

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appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment. The Fund’s investments in Alt Lending ABS may be illiquid.
Portfolio Turnover Risk
The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which directly reduce net returns to investors. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders holding shares in taxable accounts at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax
returns. The realization of short-term capital gains may also cause adverse tax consequences for the Fund’s shareholders.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Preferred Securities Risk
In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash by the Fund). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Privacy and Data Security Risk
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-
affiliated third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC

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implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to obtain or hold borrowers’
non-public
personal information, and the Fund has implemented procedures reasonably designed to prevent the disclosure of borrowers’
non-public
personal information to the Fund. However, service providers to the Fund or its Subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its Subsidiaries, may obtain, hold or process such information. The Fund and entities that interact with the Fund, including service providers, custodians and platforms are susceptible to operational, information security and related cybersecurity risks. The Fund cannot guarantee the security of non-public
personal information in the possession of such a service provider and cannot guarantee that service providers have been complying with and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of the GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.
Private Placements and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable
non-U.S.
law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Privately Issued Mortgage-Related Securities Risk
There are no direct or indirect government, agency or government-sponsored entity guarantees of payments in pools created by non-governmental
issuers. As a result, investments in privately issued mortgage-related securities are subject to the credit risk of the underlying collateral directly, and such securities may experience significant losses, including total loss of principal, in the event of defaults or deterioration in the credit quality of the underlying mortgage loans. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.
Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Additionally, privately-issued mortgage-related securities, such as privately-held or non-traded
REITs, may bear higher fees than publicly-traded REITs. Privately-held REITs generally are exempt from registration under the Securities Act and, as such, are not subject to the same disclosure requirements as REITs registered under the Securities Act, which may make privately-held REITs more difficult to evaluate from an investment perspective.
Real Estate Risk
To the extent that the Fund invests directly or indirectly in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These investments carry increased risks, which include, but are not limited to: the burdens of ownership of real property; general and local economic conditions (such as an oversupply of space or a reduction in demand for space); fluctuations in the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real

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(Unaudited)

property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of PIMCO and its affiliates.
In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.
Ultimately, to the extent it is not possible to renew leases or re-let
space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.
Real estate values have historically been cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. Developments following the onset of
COVID-19
have adversely impacted certain commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults . These developments accelerated of macro trends such as work from home and online shopping which have negatively impacted (and may continue to negatively impact) certain industries, such as brick-and-mortar
retail.
The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.
Separately, certain service providers to the Fund and/or its Subsidiaries, as applicable, with respect to its real estate or real estate-related investments may be, owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Regulation S Securities Risk
Regulation S securities are offered through offshore
(non-U.S.)
offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than offshore transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

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Principal Risks of the Funds	(Cont.)

Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. Actions by governmental entities may also impact certain instruments in which the Fund invests and reduce market liquidity and resiliency.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements, and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Regulatory Risk — Commodity Pool Operator
The Commodities Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act, as amended, and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator (“CPO”). However, with respect to the Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent the Investment Manager becomes ineligible for this exclusion from CFTC regulation, the Investment Manager may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate the Funds subject to CFTC regulation.
Reinvestment Risk
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Investment Manager believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.
REIT Risk
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders.
REITs are sometimes informally characterized as: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and

204	PIMCO CLOSED-END FUNDS

(Unaudited)

demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Repurchase Agreements Risk
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. The security subject to a repurchase agreement may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
In December 2023, the U.S. Securities and Exchange Commission adopted rule amendments that are expected to result in the Fund being required to clear all or substantially all of its repurchase agreements collateralized by U.S. Treasury securities as of June 30, 2027 where a direct participant in any covered clearing agency is the counterparty. The Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with counterparties who are direct participants of a covered clearing agency and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date, the costs and benefits of entering into repurchase agreements collateralized by U.S. Treasury securities to the Fund may be impacted as compared to such repurchase agreements prior to the compliance date.
Risk Retention Investment Risk
The Fund may invest in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

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Principal Risks of the Funds	(Cont.)

Securities Lending Risk
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan,. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.
Senior Debt Risk
The Fund will be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Short Exposure Risk
The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory, environmental or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory, environmental or political conditions generally may exist for long periods of time. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.
Special Purpose Acquisition Companies (“SPACs”) Risk
The Fund may invest in securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s shareholders unless shareholders approve alternative options. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.
Smaller Company Risk
The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to

206	PIMCO CLOSED-END FUNDS

(Unaudited)

have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized
market capitalizations may have risks similar to those of smaller companies.
Sovereign Debt Risk
In addition to the other risks applicable to debt investments, sovereign debt (debt issued by a foreign government) may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limit, insufficient foreign
(non-U.S.)
currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Structured Investments Risk
Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indexes and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Subprime Risk
Loans, and debt instruments collateralized by loans (including shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform (i.e., an online lending marketplace or lender that is not a traditional banker, such as a bank) or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”)), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans (including Alt Lending ABS), have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk
To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.
Synthetic Convertible Securities Risk
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often

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Principal Risks of the Funds	(Cont.)

achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Tax Risk
The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are timely distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net tax-exempt
income, for such year.
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC.
Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund’s income or gain from a particular investment or activity were determined to constitute nonqualifying income, which in certain cases may be determined retroactively, and the Fund’s nonqualifying income from all sources were to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
To the extent the Fund invests through one or more Subsidiaries, the Fund may be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary, and the Fund may generally have to treat such income as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
To qualify to pay exempt-interest dividends, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from federal income tax as of the close of each quarter of the Fund’s taxable year. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for regular U.S. federal income tax purposes, but they may be subject to state and local taxes and/or federal alternative minimum tax. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.
The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal in-come
taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt
status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt
or
tax-deferred
accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
U.S. Government Securities Risk
Certain U.S. government securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the

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Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from such other securities. The values of U.S. government securities change as interest rates fluctuate.
Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.
Valuation Risk
Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon Bonds,
Step-Ups
and
Payment-In-Kind
Securities Risk
The market prices of
zero-coupon,
step-ups
and
payment-in-kind
securities are generally more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon
securities bear no interest, their prices are especially volatile and because zero-coupon
bondholders do not receive interest payments, the prices of
zero-coupon
securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon
and
payment-in-kind
securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind
interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups
and
payment-in-kind
securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.
Use of Derivatives
A Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

ANNUAL REPORT	|	JUNE 30, 2026	209

Risk Management Strategies 1	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls/buybacks; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.
A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.
In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See the “Fundamental Investment Restrictions” section for a description of these limitations.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

210	PIMCO CLOSED-END FUNDS

Effects of Leverage 1	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2026 as a percentage of total average managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as applicable averaged over the fiscal year ended June 30, 2026, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls/buybacks or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
The information below does not reflect a Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	17.62%	14.64%	19.97%	7.68%	23.36%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	3.93%	4.04%	4.10%	4.09%	3.96%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	0.69%	0.59%	0.82%	0.31%	0.92%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(12.98)%	(12.41)%	(13.52)%	(11.17)%	(14.25)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(6.91)%	(6.55)%	(7.27)%	(5.76)%	(7.73)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.84)%	(0.69)%	(1.02)%	(0.34)%	(1.21)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.23%	5.16%	5.22%	5.08%	5.32%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	11.30%	11.02%	11.47%	10.49%	11.84%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding, including TOBs) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a portfolio total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.
Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	|	JUNE 30, 2026	211

Fundamental Investment Restrictions 1

For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the 1940 Act.
PIMCO Corporate & Income Opportunity Fund
The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of holders of a majority of any outstanding preferred shares voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Corporate & Income Strategy Fund
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of holders of a majority of any outstanding preferred shares voting as a separate class:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

212	PIMCO CLOSED-END FUNDS

(Unaudited)

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO High Income Fund
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of holders of a majority of any outstanding preferred shares voting as a separate class:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund
The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of holders of a majority of any outstanding preferred shares voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

ANNUAL REPORT	|	JUNE 30, 2026	213

Fundamental Investment Restrictions 1	(Cont.)

PIMCO Income Strategy Fund II
The investment restrictions set forth below, are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of holders of a majority of any outstanding preferred shares voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Other Information
Unless otherwise indicated, all limitations applicable to each Fund’s investments (as stated in this or other sections) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Fundamental Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at a price at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated herein) that are not: (i) specifically included in this “Fundamental Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. For the avoidance of doubt, unless otherwise stated, all percentage limitations on Fund investments that are (i) specifically included in this “Fundamental Investment Restrictions” section; or (ii) Elective Investment Restrictions, will apply at the time of investment. In addition, and notwithstanding the foregoing, for purposes of this policy, certain
Non-Fundamental
Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, a Fund may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the

214	PIMCO CLOSED-END FUNDS

(Unaudited)

express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced
transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those
Non-Fundamental
Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
PIMCO employs and/or relies on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact the Fund.
PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable funds to additional risks. For these reasons, and subject to PIMCO satisfying its standard of care, PIMCO generally will not compensate applicable funds for any losses associated with third-party models, data, or algorithms, and applicable funds will bear all such losses. PIMCO, subject to satisfying its standard of care, generally does not expect to disclose certain such events to applicable funds.
The Systems rely heavily on appropriate data inputs, and it is impossible and impracticable to factor all relevant, available data into the Systems. PIMCO will use its discretion to determine what data to gather and what subset of data the Systems utilize. PIMCO has full discretion to select the data it utilizes and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development of Systems may not be the most

ANNUAL REPORT	|	JUNE 30, 2026	215

Fundamental Investment Restrictions 1	(Cont.)	(Unaudited)

accurate data available or free of errors. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. PIMCO has adopted policies and procedures that it believes are reasonably designed to prevent, detect, escalate and remediate System Incidents. PIMCO will address System Incidents in accordance with this policy but there is no guarantee that measures taken to address a System Incident will be successful.
PIMCO has policies and procedures that address identification and correction of errors that may occur in connection with PIMCO’s management of the Funds and other client accounts (“Trade Errors”). PIMCO generally does not classify System Incidents to be Trade Errors and applicable funds generally will bear all losses associated with System Incidents, subject to PIMCO satisfying its standard of care. Further, PIMCO generally does not expect to disclose System Incidents to the Funds.
Where applicable, PIMCO considers relevant Environmental, Social and Governance (“ESG”) factors in its investment research process with the goal of enhancing risk-adjusted returns. Integrating relevant factors into the evaluation process does not mean that ESG related information is the sole or primary consideration for an investment decision. PIMCO’s portfolio managers and analyst teams consider a variety of factors including the materiality of those factors to make investment decisions. Where material, ESG factors can be important considerations when evaluating long-term investment opportunities and risks for asset classes, where applicable. The materiality of ESG considerations to investment decisions typically varies across asset classes, strategies, products and valuations.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

216	PIMCO CLOSED-END FUNDS

Management of the Funds	(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the business address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844)
33-PIMCO.
Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served **	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees*

Alan Rappaport 1953	Chair of the Board, Trustee	Chair of the Board (January 2026 – Present); Trustee of PHK, PCN and PTY since 2010, Trustee of PFL since 2014 and Trustee of PFN since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PFL and PFN, the 2027-2028 fiscal year for PHK and PTY, and the 2028-2029 fiscal year for PCN.
Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business
(2011-2020);
Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners
(2009-2018);
Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center
(2007-2015);
and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust)
(2001-2008).
				24	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021 -2023)

Sarah E. Cogan 1956	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PHK and PFL, the 2027-2028 fiscal year for PCN and PFN and the 2028-2029 fiscal year for PTY.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	24	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present)

Kathleen A. McCartney 1955	Trustee	Trustee since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PCN, PTY and PFN, the 2027-2028 fiscal year for PHK, and the 2028-2029 fiscal year for PFL.
Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors,
(2015-2019);
Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider
(2012-2013);
Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).
				24	None

Mark Michel 1965	Trustee	Trustee since 2025, expected to stand for re-election at the annual meeting of shareholders held during the 2028-2029 fiscal year for each Fund.	Formerly, Audit Partner, Ernst & Young (2004-2025).	24	None

Sonya Morris 1962	Trustee	Trustee since 2025, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PCN, PTY, and PHK and the 2027-2028 fiscal year for PFL and PFN.	Formerly, Managing Director, Harbor Capital Advisors, an investment adviser (2013 -2022); and Senior Investment Consultant (2010 -2013) and Senior Mutual Fund Analyst and Editorial Director (2004 -2010), Morningstar, Inc., a global provider of investment data and research.	24	Trustee and Investment Committee Chair, City of Cincinnati Employee Retirement System, a public pension fund (Since 2023)

ANNUAL REPORT	|	JUNE 30, 2026	217

Management of the Funds	(Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served **	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Libby D. Cantrill**** 1977	Trustee	Trustee of each Fund since 2023, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PFL and PHK, the 2027-2028 fiscal year for PTY and PCN, and the 2028-2029 fiscal year for PFN.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	24	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

David Flattum**** 1964	Trustee	Trustee of each Fund since 2024, expected to stand for re-election at the annual meeting of shareholders held during the 2026-2027 fiscal year for PFN, during the 2027-2028 meeting for PFL, and the 2028-2029 fiscal year for PTY, PCN and PHK.	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	24	None

*	“Independent Trustees” are those Trustees who are not `interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
**	Under each Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
***
The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

****
Ms. Cantrill and Mr. Flattum are “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to their affiliation with PIMCO and its affiliates. Their business address is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson 1 1970	President	Since July 2026
Executive Vice President and Co-Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018
Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw 1 1980	Chief Legal Officer and Secretary	Chief Legal Officer – Since 2019 Secretary – Since 2024
Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Capital Solutions BDC Corp., Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Asset-Based Lending Co. LLC.

Joshua D. Ratner 1976	Senior Vice President	Since July 2026
Executive Vice President and Head of Americas Operations – Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and PIMCO Flexible Real Estate Income Fund. Director, PIMCO Canada Corp. Director, PIMCO Aurora LLC.

Peter G. Strelow 1 1970	Senior Vice President	Since 2019
Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan 1 1982	Vice President	Since 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT.

Alyssa M. Creighton 1 1974	Vice President	Since 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran 1 1977	Vice President	Since 2023
Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Michele N. Ellis 1 1975	Vice President	Since 2024
Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp., PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

218	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Kenneth W. Lee 1 1972	Vice President	Since 2022
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason 2 1980	Vice President	Since 2023
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen P. McLaughlin 2 1983	Vice President	Since 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain 1 1981	Vice President	Since 2024
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber 1 1973	Vice President	Since 2022
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth 1 1979	Vice President	Since 2024
Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh 1 1978	Treasurer	Since 2021
Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans 1 1982	Deputy Treasurer	Since 2022
Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 2 1967	Assistant Treasurer	Since 2015
Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Russel B. Davenport 2 1986	Assistant Treasurer	Since July 2026
Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Laine E. Pacetti 1 1989	Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Paul J. Vitale 2 1980	Assistant Treasurer	Since July 2026
Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu 1 1983	Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Myung F. Shin 1 1986	Assistant Secretary	Since July 2026
Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Morgan F. Willard 1994	Assistant Secretary	Since July 2026
Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

1	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
2	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2026	219

Approval of Investment Management Agreements

PTY, PCN, PHK, PFL, PFN
The Investment Company Act of 1940, as amended (the “
1940 Act
”), requires that the Board of Trustees (the “
Board
” or the “
Trustees
”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “
Independent Trustees
”), of each of PIMCO Corporate & Income Opportunity Fund (“
PTY
”), PIMCO Corporate & Income Strategy Fund (“
PCN
”), PIMCO High Income Fund (“
PHK
”), PIMCO Income Strategy Fund (“
PFL
”), and PIMCO Income Strategy Fund II (“
PFN
”) (each, a “
Fund
” and, collectively, the “
Funds
”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“
PIMCO
”) (each, an “
Agreement
” and, collectively, the “
Agreements
”). At an
in-person
meeting held on June 23, 2026 (the “
Approval Meeting
”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Agreement for an additional one-year
period commencing on August 1, 2026.
In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on June 5, 2026 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “
Contract Renewal Meetings
”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“
Independent Counsel
”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.
In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.
In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of any follow-up
inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“
NAV
”), market value and distribution yield (both absolute and compared against an appropriate peer group); use of leverage (if applicable); information regarding share price premiums and/or discounts; investment, operational and other relevant risks for the Funds; and other portfolio information, including any use of derivatives. The Trustees also received periodic reports on, among other matters, pricing and valuation, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2025. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“
Broadridge
”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.
The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a
Fund-by-Fund
basis, and their determinations were made separately in respect of each Fund.
Nature, Extent and Quality of Services
As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio

220	PIMCO CLOSED-END FUNDS

(Unaudited)

trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end
funds, such as the Funds, including experience monitoring discounts and premiums. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology systems and cybersecurity measures, of PIMCO.
In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and the time and resources PIMCO expends monitoring the leverage employed by the Funds. The Trustees considered conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own technology infrastructure and information security, including its proprietary software and applications and use of artificial intelligence, to support the Funds through, among other things, quantitative capabilities, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s strategic managed service arrangement (“
Managed Services
”) with a third-party consultant for various services provided to the Funds and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services. The Trustees also considered that PIMCO would be transitioning the Managed Services to other third-party service providers and insourcing certain services back to PIMCO by the third quarter of 2026.
After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.
Fee and Expense Information
In assessing the reasonableness of each Fund’s fees and expenses under its Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “
Broadridge Expense Group
”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “
Broadridge Expense Universe
”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end
funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.
The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end
funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end
funds such as the Funds. For example, the challenges associated with managing closed-end
funds may include investing in
non-traditional
and less

ANNUAL REPORT	|	JUNE 30, 2026	221

Approval of Investment Management Agreements	(Cont.)

liquid holdings, a greater use of leverage and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end
funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end
funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.
The Trustees also took into account the Funds’ use of leverage, including through use of reverse repurchase agreements. The Trustees noted that any change in a Fund’s use of leverage, including preferred share issuances or redemptions, after December 31, 2025 would not have been reflected in the comparison of the Funds’ fees and expenses against the Broadridge Expense Group or the Broadridge Expense Universe. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified
fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.
The Trustees noted that, for each of PTY, PCN, PFN and PHK, the contractual and actual management fee rates for each Fund under its unified fee arrangement were below the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. For PFL, the contractual management fee rate for the Fund under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated on average total managed assets and average net assets. The actual management fee rate for the Fund under its unified fee arrangement was above the median actual management fees of the other funds in its Broadridge Expense Group, calculated on average total managed assets, and below the median actual management fees of the other funds in its Broadridge Expense Group, calculated on average net assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“
Operating Expenses
”), while the other funds in the Broadridge Expense Group generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.
In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either NAV, including daily net assets attributable to any outstanding preferred shares of the Fund (as in the case of PTY, PCN, and PHK), or total managed assets, including any assets attributable to any outstanding preferred shares or other forms of leverage of the Fund minus accrued liabilities other than liabilities representing leverage (as in the case of PFL and PFN), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).
Performance Information
Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge

222	PIMCO CLOSED-END FUNDS

(Unaudited)

regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “
Broadridge Performance Universe
”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.
In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).
Profitability, Economies of Scale, and
Fall-out
Benefits
The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre-
and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre-
and post-distribution operating margin for all of the
closed-end
funds advised by PIMCO, including the Funds (collectively, the “
Estimated Margins
”), in each case for the
one-year
period ended December 31, 2025; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year
periods ended December 31, 2025 and December 31, 2024. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding (i) the impact of the Managed Services and (ii) the expected impact of the upcoming Managed Services transition on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.
The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market
offerings conducted by the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as
closed-end
investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end
investment company), but may raise additional assets through follow-on
offerings (including
at-the-market
offerings) and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, firm proprietary systems and applications, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.
Additionally, the Trustees considered
so-called
“fall-out
benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds, the use of service providers with which PIMCO has a relationship where it receives some economic benefit, and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
Fund-by-Fund
Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

ANNUAL REPORT	|	JUNE 30, 2026	223

Approval of Investment Management Agreements	(Cont.)

PTY
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-,
three-, five- and
ten-year
periods ended December 31, 2025.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PCN
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-,
three-, five- and
ten-year
periods ended December 31, 2025.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PHK
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-,
three-, five- and
ten-year
periods ended December 31, 2025.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PFL
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-year
and three-year periods and second quintile performance for the five- and ten-year
periods ended December 31, 2025.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group, but above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PFN
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-,
three-, and
ten-year
periods and second quintile performance for the five-year period ended December 31, 2025.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group, but above the median total expense ratio (excluding interest and borrowing

224	PIMCO CLOSED-END FUNDS

(Unaudited)

expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
Conclusion
After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	|	JUNE 30, 2026	225

Privacy Policy 1	(Unaudited)

The Funds
2,3
consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’
non-public
personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.
OBTAINING
NON-PUBLIC
PERSONAL INFORMATION
In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers
(“Advisers”), may obtain
non-public
personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.
RESPECTING YOUR PRIVACY
As a matter of policy, the Funds do not disclose any
non-public
personal information provided by shareholders or gathered by the Funds to non-affiliated
third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated
companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated
companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third-party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.
SHARING INFORMATION WITH THIRD PARTIES
The Funds reserve the right to disclose or report personal or account information to non-affiliated
third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated
third-party at the shareholder’s request or with the consent of the shareholder.
SHARING INFORMATION WITH AFFILIATES
The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated
entities, except as required or permitted by law.
PROCEDURES TO SAFEGUARD PRIVATE INFORMATION
The Funds take seriously the obligation to safeguard shareholder non-public
personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public
personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public
personal information.
INFORMATION COLLECTED FROM WEBSITES
The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public
personal information.
CHANGES TO THE PRIVACY POLICY
From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.
1
Amended as of June 25, 2020.
2
PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.
3
When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

226	PIMCO CLOSED-END FUNDS

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660
Custodian
State Street Bank & Trust Co.
2323 Grand Boulevard, 5th Floor
Kansas City, MO 64108
Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106
This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_063026

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Mark Michel, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Michel is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
June 30, 2026	$ 115,388
June 30, 2025	$ 170,124
(b) Fiscal Year Ended	Audit-Related Fees
June 30, 2026	$ 36,050
June 30, 2025	$ 53,143
(c) Fiscal Year Ended	Tax Fees (1)
June 30, 2026	$ —
June 30, 2025	$ —
(d) Fiscal Year Ended	All Other Fees (2)
June 30, 2026	$ —
June 30, 2025	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e) Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2026	June 30, 2025
PIMCO Corporate & Income Opportunity Fund	$36,050	$53,143
Pacific Investment Management Company LLC (“PIMCO”)	12,857,068	37,929,836

Totals	$12,893,118	$37,982,979

(h)   The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Mark Michel (Chair)

Sarah E. Cogan

Kathleen A. McCartney

Sonya Morris

Alan Rappaport

Item 6.	Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement:  The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview:  PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential and Identified Conflicts of Interest.  The Proxy Policy permits PIMCO to seek to resolve or mitigate material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflicts Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 3, 2026, the following individuals have primary responsibility for the day-to-day management of the PIMCO Corporate & Income Opportunity Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multisector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since October 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms. Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2026, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)

Alfred T. Murata[1]	25	$323,116.59	24	$78,441.37	6	$2,980.77

Mohit Mittal[2]	29	$127,225.62	22	$50,985.62	143	$96,739.05

Giang Bui[3]	7	$4,474.64	12	$8,681.79	1	$635.64

1 Of these Other Pooled Investment Vehicles, 6 account(s) totaling $15,417.66 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $5,139.04 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 11 account(s) totaling $6,869.96 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles, 8 account(s) totaling $7,733.48 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Portfolio Trading. Subject to PIMCO’s policies and procedures, PIMCO may engage in “portfolio trading” for certain Clients which involves grouping similar, but not identical, securities and selling them as a single transaction. Not all Clients are eligible to participate in portfolio trading, and this approach may not achieve the same execution quality as trading the same security, or individual securities, on a standalone basis. Portfolio trading also presents potential conflicts of interest, including conflicts relating to valuation and the allocation of proceeds among participating Clients. These conflicts could result in some Clients being disadvantaged relative to some Clients as compared to other Clients. Although PIMCO has adopted policies and procedures designed to manage and mitigate these conflicts, those measures may not always be effective.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including, without limitation: (i) the nature of the security or instrument and associated risk characteristics; (ii) applicable Client account investment restrictions and guidelines, including regulatory restrictions; (iii) Client account-specific investment objectives, restrictions and other Client instructions, as applicable; (iv) risk tolerances; (v) amounts of available cash; (vi) the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); (vii) whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; and (viii) other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objectives or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. In certain instances, issuers, underwriters, or counterparties may restrict participation in new issue distributions or other specialized opportunities to particular market participants and, as a result, such issuances or opportunities may not be available to, or allocated to, certain Client accounts, even where otherwise appropriate or suitable. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible.

Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example when the investment model establishes a short position and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds a long position. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client. Additionally, in certain circumstances, Client assets in discretionary Accounts may be deployed in connection with offerings of securities, including to support or facilitate larger syndicated transactions. This may create incentives to allocate such opportunities or structure transactions in a manner that benefits PIMCO or its affiliates.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the

Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, conflicts of interest may arise with respect to decisions such as: (i) whether to make the investment; (ii) whether to exercise certain rights; (iii) whether to take an action; (iv) how to exit an investment; and (v) how to make determinations relating to proxy voting, corporate reorganizations, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout). Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI. In addition, PIMCO will, in many cases, rely on public information in connection with the valuation of certain securities when another business unit within PIMCO or one of its affiliates may be otherwise in possession of MNPI suggesting that such valuations may be inaccurate.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with its affiliates, including other PIMCO-sponsored open- and closed-end regulated funds and business development companies, PIMCO-sponsored or managed private funds and accounts and other PIMCO affiliates, subject to certain terms and conditions. The exemptive relief imposes certain conditions on co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. PIMCO seeks to allocate investment opportunities in a fair and equitable manner over time, consistent with its allocation policies and procedures. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Pursuant to its exemptive relief, and subject to Board approval under certain circumstances, the Fund may invest in opportunities in which PIMCO and/or its affiliates have an existing investment. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. For example, from time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. As required by the exemptive relief, the Fund has adopted, and the Board, including the “required majority,” has approved, policies and procedures reasonably designed to ensure compliance with the terms and conditions of the exemptive relief; PIMCO has adopted and implemented policies and procedures reasonably designed to prevent the Fund from being disadvantaged by participation in the co-investment program; and the Board is provided with regular reporting regarding the co-investment program.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable law. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and Fund investors) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund Investor’s) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO,

Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Additionally, the Fund may participate in certain investment opportunities sourced by PIMCO or an affiliate, and excess demand may be placed or referred by an affiliated service provider to third parties in return for a fee. Conflicts of interest could arise from such instances even if the Fund does not pay fees to the affiliated service provider in connection with such transactions. For example, PIMCO could have an incentive to allocate less of an investment opportunity to the Fund in order to increase fees received by the affiliated service provider (by increasing the amount of the opportunity placed or referred to third parties), or an incentive to consider the affiliated service provider’s receipt of fees when determining whether the Fund will participate in such an investment opportunity (which may impair whether the investment opportunity is made available). Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures will be successful. Moreover, PIMCO’s policies and procedures may be modified or terminated at any time in PIMCO’s sole discretion.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2026, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e., those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2026:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2026
Alfred T. Murata	None
Mohit Mittal	None
Giang Bui	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Exhibit 99.CONSENT—Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 3, 2026